UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Item 1. Reports to Stockholders

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Fidelity Advisor® Biotechnology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Energy Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Technology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners. © 2012 FMR LLC. All rights reserved.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	26.13%	10.53%	10.51%
Class T (incl. 3.50% sales charge)	28.74%	10.75%	10.48%
Class B (incl. contingent deferred sales charge) A	27.88%	10.72%	10.59%
Class C (incl. contingent deferred sales charge) B	31.84%	11.00%	10.35%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 33.83%, 33.41%, 32.88% and 32.84%, respectively (excluding sales charges), trailing the 36.18% advance of the MSCI® U.S. IM Biotechnology 25/50 Index but beating the S&P 500®. Versus the MSCI index, a sizable underweighting in strong-performing benchmark heavyweight Amgen - the fund's largest holding during the period - and a significant overweighting in small-cap biotech shares worked against relative performance. Exposure to some out-of-index pharmaceuticals stocks also curbed the fund's gain. An overweighting in InterMune detracted the most, as investors grew impatient with the pace of sales growth for the company's Esbriet® medication. An out-of-index stake in Vical and an overweighting in Progenics Pharmaceuticals also hurt. Conversely, the stock aiding relative performance the most was a sizable overweighting in Medivation, one of the fund's largest positions during the period. Positive clinical results for the company's prostate cancer treatment lifted its stock. Meanwhile, a small out-of-benchmark stake in pain medication maker Adolor soared in October after the company agreed to be acquired. I sold our position here to lock in profits. A modest underweighting in Gilead Sciences also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.21%
Actual		$ 1,000.00	$ 1,170.80	$ 6.53
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.07
Class T	1.50%
Actual		$ 1,000.00	$ 1,168.90	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,017.40	$ 7.52
Class B	1.95%
Actual		$ 1,000.00	$ 1,165.90	$ 10.50
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 9.77
Class C	1.94%
Actual		$ 1,000.00	$ 1,167.00	$ 10.45
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.72
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,172.70	$ 4.86
Hypothetical A		$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	12.1	10.1
Gilead Sciences, Inc.	10.1	10.6
Biogen Idec, Inc.	7.8	6.1
Celgene Corp.	4.4	4.2
Regeneron Pharmaceuticals, Inc.	4.3	3.2
ONYX Pharmaceuticals, Inc.	3.7	1.6
Vertex Pharmaceuticals, Inc.	3.2	3.4
Alexion Pharmaceuticals, Inc.	2.7	4.0
Medivation, Inc.	2.7	2.3
BioMarin Pharmaceutical, Inc.	1.7	2.6
	52.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Biotechnology	91.8%
Pharmaceuticals	4.6%
Life Sciences Tools & Services	0.5%
Health Care Equipment & Supplies	0.2%
Personal Products	0.1%
All Others*	2.8%

As of January 31, 2012
Biotechnology	94.1%
Pharmaceuticals	5.7%
Life Sciences Tools & Services	0.4%
Health Care Equipment & Supplies	0.0%
All Others*†	(0.2)%

* Includes short-term investments and net other assets.
† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
BIOTECHNOLOGY - 91.8%
Biotechnology - 91.8%
A.P. Pharma, Inc. (e)	949,565	$ 598,226
Acadia Pharmaceuticals, Inc. (a)	157,447	253,490
Achillion Pharmaceuticals, Inc. (a)	47,601	315,119
Acorda Therapeutics, Inc. (a)	62,957	1,515,375
Addex Pharmaceuticals Ltd. (a)	60	491
Aegerion Pharmaceuticals, Inc. (a)	48,490	736,078
Affymax, Inc. (a)(d)	65,193	1,058,082
Agenus, Inc. (a)(d)	9,425	45,523
Agenus, Inc. warrants 6/9/18 (a)(e)	452,000	93,550
Alexion Pharmaceuticals, Inc. (a)	42,005	4,404,224
Alkermes PLC (a)	65,261	1,213,202
Alnylam Pharmaceuticals, Inc. (a)(d)	99,898	1,867,094
AMAG Pharmaceuticals, Inc. (a)	55,006	851,493
Amarin Corp. PLC ADR (a)(d)	95,879	1,122,743
Amgen, Inc.	237,814	19,643,433
Amicus Therapeutics, Inc. (a)	37,385	184,308
Anacor Pharmaceuticals, Inc. (a)	22,150	130,685
Arena Pharmaceuticals, Inc. (a)(d)	239,529	2,002,462
ARIAD Pharmaceuticals, Inc. (a)	128,106	2,450,668
ArQule, Inc. (a)	192,909	1,167,099
AVEO Pharmaceuticals, Inc. (a)(d)	23,752	311,151
Biogen Idec, Inc. (a)	86,357	12,593,441
BioInvent International AB (a)	35,090	17,440
BioMarin Pharmaceutical, Inc. (a)	71,556	2,811,435
Bionovo, Inc. (a)	46,000	782
Bionovo, Inc. warrants 2/2/16 (a)	56,850	713
Biospecifics Technologies Corp. (a)	1,244	22,479
BioTime, Inc. (a)(d)	32,817	126,674
Catalyst Pharmaceutical Partners, Inc. (a)	117,609	149,363
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	1,005
warrants 5/30/17 (a)	17,900	5,109
Celgene Corp. (a)	104,660	7,165,024
Cell Therapeutics, Inc. (a)(d)	609,529	314,517
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	5,312
Celldex Therapeutics, Inc. (a)	121,557	628,450
Cepheid, Inc. (a)	35,400	1,134,216
Clovis Oncology, Inc. (d)	17,462	308,903
Codexis, Inc. (a)	47,542	146,429
Cubist Pharmaceuticals, Inc. (a)	36,792	1,584,264
Cytokinetics, Inc.	407,500	282,805
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	2,490
Dendreon Corp. (a)(d)	89,828	427,581
Durata Therapeutics, Inc.	13,800	116,886
Dyax Corp. (a)	209,795	555,957
Dynavax Technologies Corp. (a)	161,002	621,468
Emergent BioSolutions, Inc. (a)	17,500	255,675
Enzon Pharmaceuticals, Inc. (a)	29,534	195,810
Exact Sciences Corp. (a)	45,300	464,325
Exelixis, Inc. (a)(d)	67,145	419,656

	Shares	Value
Genomic Health, Inc. (a)	16,728	$ 561,559
Geron Corp. (a)	8,061	13,865
Gilead Sciences, Inc. (a)	300,460	16,323,992
Halozyme Therapeutics, Inc. (a)(d)	84,958	766,321
Horizon Pharma, Inc. (d)	6,100	34,831
Horizon Pharma, Inc. warrants 2/28/17 (a)(e)	18,737	29,510
Idenix Pharmaceuticals, Inc. (a)(d)	74,406	753,733
ImmunoGen, Inc. (a)(d)	64,980	1,048,777
Immunomedics, Inc. (a)	36,350	125,771
Incyte Corp. (a)	74,938	1,872,701
Infinity Pharmaceuticals, Inc. (a)	26,533	463,266
InterMune, Inc. (a)	126,962	1,121,074
Ironwood Pharmaceuticals, Inc. Class A (a)	108,728	1,399,329
Isis Pharmaceuticals, Inc. (a)(d)	59,810	724,897
Keryx Biopharmaceuticals, Inc. (a)	48,400	88,088
Lexicon Pharmaceuticals, Inc. (a)(d)	487,692	1,180,215
Ligand Pharmaceuticals, Inc. Class B (a)	30,154	583,480
MannKind Corp. (a)(d)	52,246	124,345
Medivation, Inc. (a)	44,013	4,388,096
Merrimack Pharmaceuticals, Inc.	2,800	22,316
Metabolix, Inc. (a)(d)	61,356	113,509
Momenta Pharmaceuticals, Inc. (a)(d)	31,866	453,135
Myriad Genetics, Inc. (a)	56,382	1,401,093
Neurocrine Biosciences, Inc. (a)	48,406	367,886
NeurogesX, Inc. (a)	37,202	8,928
NeurogesX, Inc. (e)	150,000	36,000
NewLink Genetics Corp. (d)	20,100	238,788
Novavax, Inc. (a)(d)	525,011	1,170,775
Novelos Therapeutics, Inc. (a)	137,600	144,480
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	64,346
NPS Pharmaceuticals, Inc. (a)	97,378	750,784
OncoGenex Pharmaceuticals, Inc. (a)	8,605	120,126
Oncothyreon, Inc. (a)(d)	13,836	58,526
Onyx Pharmaceuticals, Inc. (a)	80,768	6,055,177
Opko Health, Inc. (a)(d)	129,700	549,928
Oragenics, Inc. (e)	108,608	254,143
OREXIGEN Therapeutics, Inc. (a)(d)	168,452	830,468
Osiris Therapeutics, Inc. (a)(d)	30,725	267,922
PDL BioPharma, Inc. (d)	81,188	551,267
Pharmacyclics, Inc. (a)(d)	46,849	2,492,835
PolyMedix, Inc. (a)	357,066	117,832
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	34,484
Progenics Pharmaceuticals, Inc. (a)	180,835	942,150
PROLOR Biotech, Inc. (a)(d)	72,716	357,763
Protalix BioTherapeutics, Inc. (a)(d)	72,943	424,528
Puma Biotechnology, Inc.	32,887	419,309
Raptor Pharmaceutical Corp. (a)(d)	94,051	468,374
Regeneron Pharmaceuticals, Inc. (a)	52,104	7,015,804
Rigel Pharmaceuticals, Inc. (a)	75,572	826,758
Sangamo Biosciences, Inc. (a)	73,728	387,809
Sarepta Therapeutics, Inc. (a)	317	2,875
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Savient Pharmaceuticals, Inc. (a)(d)	81,455	$ 51,317
Seattle Genetics, Inc. (a)(d)	56,734	1,484,161
SIGA Technologies, Inc. (a)(d)	101,286	294,742
Sophiris Bio, Inc.	138,000	46,787
Sorrento Therapeutics, Inc. (e)	720,000	97,200
Spectrum Pharmaceuticals, Inc. (a)	120,739	1,689,139
Sunesis Pharmaceuticals, Inc. (a)(d)	21,236	63,071
Synageva BioPharma Corp. (a)	16,000	800,960
Synergy Pharmaceuticals, Inc. (a)	41,200	168,508
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	20,600	38,110
Synta Pharmaceuticals Corp. (a)(d)	169,166	1,243,370
Synthetic Biologics, Inc. (a)	100	224
Targacept, Inc. (a)	37,697	162,851
Theravance, Inc. (a)(d)	85,858	2,501,044
Threshold Pharmaceuticals, Inc. (a)(d)	97,866	679,190
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	188,731
Tranzyme, Inc. (a)	50,400	201,600
Trius Therapeutics, Inc. (a)	57,653	317,668
United Therapeutics Corp. (a)	36,052	1,974,929
Vanda Pharmaceuticals, Inc. (a)	101,300	408,239
Verastem, Inc.	6,365	59,449
Vertex Pharmaceuticals, Inc. (a)	106,420	5,162,434
Vical, Inc. (a)(d)	266,077	920,626
XOMA Corp. (a)(d)	154,908	562,316
ZIOPHARM Oncology, Inc. (a)(d)	135,779	764,436
		148,757,775
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Alsius Corp. (a)	14,200	0
Aradigm Corp. (a)	351,440	40,416
InVivo Therapeutics Holdings Corp. (a)	98,300	242,801
		283,217
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
OvaScience, Inc. (e)	12,800	70,400
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
BG Medicine, Inc. (a)	75,570	504,808
ChromaDex, Inc. (a)(d)	143,866	89,197
Transgenomic, Inc. (a)	33,100	34,093
Transgenomic, Inc. (e)	162,000	166,860
Transgenomic, Inc. warrants 2/3/17 (a)(e)	81,000	2,469
		797,427

	Shares	Value
PERSONAL PRODUCTS - 0.1%
Personal Products - 0.1%
MYOS Corp. (e)	333,300	$ 92,991
PHARMACEUTICALS - 4.5%
Pharmaceuticals - 4.5%
AcelRx Pharmaceuticals, Inc. (a)	62,800	184,632
Auxilium Pharmaceuticals, Inc. (a)	22,858	615,795
AVANIR Pharmaceuticals Class A (a)(d)	295,541	845,247
Corcept Therapeutics, Inc. (a)(d)	34,013	123,127
Elan Corp. PLC sponsored ADR (a)	98,152	1,133,656
Jazz Pharmaceuticals PLC (a)	6,568	315,724
Omeros Corp. (a)	61,072	577,130
Optimer Pharmaceuticals, Inc. (a)(d)	24,917	340,366
Pacira Pharmaceuticals, Inc. (a)(d)	31,797	486,812
Santarus, Inc. (a)	45,025	327,332
TherapeuticsMD, Inc. (a)	90,100	297,330
Transcept Pharmaceuticals, Inc. (a)	6,000	36,540
Ventrus Biosciences, Inc. (a)	27,098	99,179
ViroPharma, Inc. (a)	21,074	457,517
VIVUS, Inc. (a)(d)	21,800	458,454
XenoPort, Inc. (a)	71,586	564,098
Zogenix, Inc. (a)	125,489	276,076
Zogenix, Inc. unit (a)	73,300	163,022
		7,302,037
TOTAL COMMON STOCKS (Cost $125,259,337)		157,303,847
Convertible Preferred Stocks - 0.1%

BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
bluebird bio (e)	35,360	17,631
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (e)	13,990	68,706
KaloBios Pharmaceuticals, Inc. Series E (a)(e)	42,000	142,800
		211,506
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $229,126)		229,137
Money Market Funds - 18.8%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	10,111,771	$ 10,111,771
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	20,291,175	20,291,175
TOTAL MONEY MARKET FUNDS (Cost $30,402,946)		30,402,946
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $155,891,409)	187,935,930
NET OTHER ASSETS (LIABILITIES) - (16.0)%	(25,957,339)
NET ASSETS - 100%	$ 161,978,591
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,670,486 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
A.P. Pharma, Inc.	7/25/12	$ 498,522
Agenus, Inc. warrants 6/9/18	1/9/08	$ 563,722
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 68,706
bluebird bio	7/23/12	$ 17,620
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 2,342
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 142,800
MYOS Corp.	7/2/12	$ 83,325
NeurogesX, Inc.	2/1/12	$ 151,500
Oragenics, Inc.	7/31/12	$ 162,912
OvaScience, Inc.	3/29/12	$ 70,400
Sorrento Therapeutics, Inc.	5/15/12	$ 115,200
Transgenomic, Inc.	2/3/12	$ 161,441
Transgenomic, Inc. warrants 2/3/17	2/3/12	$ 559
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,923
Fidelity Securities Lending Cash Central Fund	287,481
Total	$ 290,404
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 157,303,847	$ 155,600,146	$ 1,633,301	$ 70,400
Convertible Preferred Stocks	229,137	-	-	229,137
Money Market Funds	30,402,946	30,402,946	-	-
Total Investments in Securities:	$ 187,935,930	$ 186,003,092	$ 1,633,301	$ 299,537

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $18,695,107) - See accompanying schedule: Unaffiliated issuers (cost $125,488,463)	$ 157,532,984
Fidelity Central Funds (cost $30,402,946	30,402,946
Total Investments (cost $155,891,409)		$ 187,935,930
Receivable for investments sold		2,869,141
Receivable for fund shares sold		2,085,272
Distributions receivable from Fidelity Central Funds		54,243
Other receivables		1,795
Total assets		192,946,381

Liabilities
Payable to custodian bank	$ 129,543
Payable for investments purchased	10,000,077
Payable for fund shares redeemed	350,233
Accrued management fee	69,729
Distribution and service plan fees payable	56,003
Other affiliated payables	34,235
Other payables and accrued expenses	36,795
Collateral on securities loaned, at value	20,291,175
Total liabilities		30,967,790

Net Assets		$ 161,978,591
Net Assets consist of:
Paid in capital		$ 120,525,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,408,637
Net unrealized appreciation (depreciation) on investments		32,044,521
Net Assets		$ 161,978,591

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,993,474 ÷ 5,851,707 shares)	$ 11.79

Maximum offering price per share (100/94.25 of $11.79)	$ 12.51
Class T: Net Asset Value and redemption price per share ($28,153,833 ÷ 2,465,085 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($6,349,281 ÷ 590,506 shares)A	$ 10.75

Class C: Net Asset Value and offering price per share ($31,709,620 ÷ 2,947,678 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,772,383 ÷ 2,190,697 shares)	$ 12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 220,191
Income from Fidelity Central Funds (including $287,481 from security lending)		290,404
Total income		510,595

Expenses
Management fee	$ 531,816
Transfer agent fees	278,414
Distribution and service plan fees	454,730
Accounting and security lending fees	38,888
Custodian fees and expenses	15,932
Independent trustees' compensation	586
Registration fees	60,261
Audit	43,371
Legal	275
Miscellaneous	691
Total expenses before reductions	1,424,964
Expense reductions	(3,767)	1,421,197
Net investment income (loss)		(910,602)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,076,175
Foreign currency transactions	26
Total net realized gain (loss)		13,076,201
Change in net unrealized appreciation (depreciation) on investment securities		17,166,425
Net gain (loss)		30,242,626
Net increase (decrease) in net assets resulting from operations		$ 29,332,024

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (910,602)	$ (708,078)
Net realized gain (loss)	13,076,201	5,234,202
Change in net unrealized appreciation (depreciation)	17,166,425	11,018,770
Net increase (decrease) in net assets resulting from operations	29,332,024	15,544,894
Share transactions - net increase (decrease)	58,002,416	6,522,296
Redemption fees	11,011	3,193
Total increase (decrease) in net assets	87,345,451	22,070,383

Net Assets
Beginning of period	74,633,140	52,562,757
End of period (including accumulated net investment loss of $0 and $755, respectively)	$ 161,978,591	$ 74,633,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.81	$ 6.67	$ 6.94	$ 7.81	$ 7.23
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07) F	(.08) G	(.08)	(.09) H
Net realized and unrealized gain (loss)	3.05	2.21	(.19)	(.79)	1.20
Total from investment operations	2.98	2.14	(.27)	(.87)	1.11
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 11.79	$ 8.81	$ 6.67	$ 6.94	$ 7.81
Total Return A, B	33.83%	32.08%	(3.89)%	(11.14)%	15.95%
Ratios to Average Net Assets D, I
Expenses before reductions	1.27%	1.35%	1.39%	1.40%	1.37%
Expenses net of fee waivers, if any	1.27%	1.35%	1.39%	1.40%	1.37%
Expenses net of all reductions	1.27%	1.34%	1.38%	1.40%	1.37%
Net investment income (loss)	(.73)%	(.91)% F	(1.15)% G	(1.27)%	(1.24)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,993	$ 30,639	$ 20,154	$ 19,858	$ 18,249
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.56	$ 6.50	$ 6.78	$ 7.65	$ 7.11
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09) F	(.09) G	(.09)	(.11) H
Net realized and unrealized gain (loss)	2.96	2.15	(.19)	(.78)	1.18
Total from investment operations	2.86	2.06	(.28)	(.87)	1.07
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 11.42	$ 8.56	$ 6.50	$ 6.78	$ 7.65
Total Return A, B	33.41%	31.69%	(4.13)%	(11.37)%	15.64%
Ratios to Average Net Assets D, I
Expenses before reductions	1.56%	1.64%	1.69%	1.71%	1.69%
Expenses net of fee waivers, if any	1.56%	1.64%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.56%	1.64%	1.64%	1.65%	1.65%
Net investment income (loss)	(1.02)%	(1.21)% F	(1.41)% G	(1.52)%	(1.53)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,154	$ 16,454	$ 11,684	$ 13,356	$ 15,123
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 6.17	$ 6.47	$ 7.34	$ 6.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12) F	(.12) G	(.12)	(.14) H
Net realized and unrealized gain (loss)	2.79	2.04	(.18)	(.75)	1.13
Total from investment operations	2.66	1.92	(.30)	(.87)	.99
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.09	$ 6.17	$ 6.47	$ 7.34
Total Return A, B	32.88%	31.12%	(4.64)%	(11.85)%	14.96%
Ratios to Average Net Assets D, I
Expenses before reductions	2.03%	2.10%	2.14%	2.15%	2.12%
Expenses net of fee waivers, if any	2.03%	2.10%	2.14%	2.15%	2.12%
Expenses net of all reductions	2.02%	2.09%	2.13%	2.15%	2.12%
Net investment income (loss)	(1.49)%	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,349	$ 5,849	$ 6,297	$ 7,377	$ 11,044
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.10	$ 6.18	$ 6.47	$ 7.34	$ 6.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12) F	(.12) G	(.12)	(.13) H
Net realized and unrealized gain (loss)	2.79	2.04	(.17)	(.75)	1.12
Total from investment operations	2.66	1.92	(.29)	(.87)	.99
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 10.76	$ 8.10	$ 6.18	$ 6.47	$ 7.34
Total Return A, B	32.84%	31.07%	(4.48)%	(11.85)%	14.96%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	2.10%	2.14%	2.15%	2.12%
Expenses net of fee waivers, if any	2.01%	2.10%	2.14%	2.15%	2.12%
Expenses net of all reductions	2.01%	2.09%	2.13%	2.15%	2.12%
Net investment income (loss)	(1.47)%	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,710	$ 15,787	$ 11,421	$ 12,426	$ 13,323
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 6.87	$ 7.12	$ 8.00	$ 7.37
Income from Investment Operations
Net investment income (loss) B	(.04)	(.05) E	(.06) F	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.16	2.28	(.19)	(.82)	1.23
Total from investment operations	3.12	2.23	(.25)	(.88)	1.16
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 12.22	$ 9.10	$ 6.87	$ 7.12	$ 8.00
Total Return A	34.29%	32.46%	(3.51)%	(11.00)%	16.35%
Ratios to Average Net Assets C, H
Expenses before reductions	.95%	1.04%	1.07%	1.11%	1.06%
Expenses net of fee waivers, if any	.95%	1.04%	1.07%	1.11%	1.06%
Expenses net of all reductions	.94%	1.03%	1.06%	1.11%	1.06%
Net investment income (loss)	(.40)%	(.60)% E	(.83)% F	(.98)%	(.94)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,772	$ 5,903	$ 3,008	$ 1,901	$ 1,117
Portfolio turnover rate D	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,867,950
Gross unrealized depreciation	(8,813,285)
Net unrealized appreciation (depreciation) on securities and other investments	$ 31,054,665

Tax Cost	$ 156,881,265

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 10,398,494
Net unrealized appreciation (depreciation)	$ 31,054,665

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,762,323 and $78,603,407, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 99,575	$ 1,513
Class T	.25%	.25%	100,188	514
Class B	.75%	.25%	56,537	42,419
Class C	.75%	.25%	198,430	42,757
			$ 454,730	$ 87,203

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 69,588
Class T	16,174
Class B*	9,181
Class C*	2,774
$ 97,717

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 117,729.30
Class T	66,567.33
Class B	17,003.30
Class C	55,588.28
Institutional Class	21,527.22
	$ 278,414

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,712 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $244,641. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $5,763 from securities loaned to FCM.

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,767 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	4,301,187	1,294,694	$ 43,628,166	$ 10,912,748
Shares redeemed	(1,928,092)	(838,372)	(17,472,965)	(6,529,914)
Net increase (decrease)	2,373,095	456,322	$ 26,155,201	$ 4,382,834
Class T
Shares sold	976,676	489,230	$ 9,361,129	$ 3,897,385
Shares redeemed	(434,679)	(364,605)	(3,953,170)	(2,767,714)
Net increase (decrease)	541,997	124,625	$ 5,407,959	$ 1,129,671
Class B
Shares sold	165,361	84,075	$ 1,482,467	$ 609,091
Shares redeemed	(297,605)	(381,301)	(2,590,187)	(2,636,098)
Net increase (decrease)	(132,244)	(297,226)	$ (1,107,720)	$ (2,027,007)
Class C
Shares sold	1,520,333	539,125	$ 14,380,183	$ 4,217,149
Shares redeemed	(522,745)	(438,419)	(4,501,065)	(3,130,462)
Net increase (decrease)	997,588	100,706	$ 9,879,118	$ 1,086,687
Institutional Class
Shares sold	2,252,478	436,761	$ 24,903,066	$ 3,719,527
Shares redeemed	(710,454)	(225,982)	(7,235,208)	(1,769,416)
Net increase (decrease)	1,542,024	210,779	$ 17,667,858	$ 1,950,111

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	-23.54%	-4.48%	6.66%
Class T (incl. 3.50% sales charge) C	-21.90%	-4.27%	6.64%
Class B (incl. contingent deferred sales charge)A,C	-23.48%	-4.43%	6.72%
Class C (incl. contingent deferred sales charge)B,C	-20.25%	-4.06%	6.47%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charlie Chai, Co-Portfolio Manager of Fidelity Advisor® Communications Equipment Fund, and Ali Khan, who became Co-Portfolio Manager on January 12, 2012: For the year, the fund's Class A, Class T, Class B and Class C shares returned -18.88%, -19.06%, -19.56% and -19.47%, respectively (excluding sales charges), considerably trailing the -14.98% return of the S&P® Custom Communications Equipment Index and also lagging the S&P 500®. Versus its industry benchmark, stock selection in communications equipment was responsible for most of the fund's underperformance, while several out-of-benchmark positions in application software also hurt. Noteworthy individual detractors included high-definition videoconferencing equipment provider Polycom. Downwardly revised financial guidance dinged the stock in October 2011 and April 2012. Also hampering results was a sizable out-of-index stake in AsiaInfo-Linkage, a Chinese provider of telecommunications software and technology security products. Here, too, our position was hurt by repeated disappointments in the company's quarterly financial results, and I sold this stock in January. The fund's early-period underweighting in handset maker and index component Motorola Mobility Holdings was counterproductive, given the stock's surge following Google's August 2011 offer to purchase the company. I sold the position to nail down profits. Conversely, out-of-benchmark representation in semiconductors and wireless telecommunication services helped curb the fund's loss. Sizable underexposure to Canadian smartphone maker Research In Motion paid off, as the company continued to lose market share to its competitors. Likewise, a minimal stake in Nokia was the right call, as this former market leader in the handset space struggled with staying competitive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.40%
Actual		$ 1,000.00	$ 867.30	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.02
Class T	1.65%
Actual		$ 1,000.00	$ 866.90	$ 7.66
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.27
Class B	2.15%
Actual		$ 1,000.00	$ 864.00	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Class C	2.15%
Actual		$ 1,000.00	$ 865.00	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class	1.15%
Actual		$ 1,000.00	$ 868.90	$ 5.34
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	21.7	17.2
Cisco Systems, Inc.	17.1	20.5
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	5.5	4.9
Juniper Networks, Inc.	4.8	4.4
Motorola Solutions, Inc.	3.9	3.4
Brocade Communications Systems, Inc.	3.5	3.1
Riverbed Technology, Inc.	2.8	2.1
Polycom, Inc.	2.6	4.1
Harris Corp.	2.2	2.5
Analog Devices, Inc.	2.1	1.5
	66.2
Top Industries (% of fund's net assets)
As of July 31, 2012
Communications Equipment	86.0%
Semiconductors & Semiconductor Equipment	5.5%
Electronic Equipment & Components	4.6%
Computers & Peripherals	0.7%
Software	0.5%
All Others*	2.7%

As of January 31, 2012
Communications Equipment	83.7%
Semiconductors & Semiconductor Equipment	6.4%
Electronic Equipment & Components	2.5%
Software	2.4%
Internet Software & Services	2.2%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 86.0%
Communications Equipment - 86.0%
Acme Packet, Inc. (a)(d)	8,221	$ 130,303
ADTRAN, Inc.	8,900	192,062
Alcatel-Lucent SA sponsored ADR (a)(d)	27,157	29,873
Aruba Networks, Inc. (a)(d)	11,840	167,891
Brocade Communications Systems, Inc. (a)	70,159	348,690
Ciena Corp. (a)	2,100	33,663
Cisco Systems, Inc.	105,824	1,687,893
Comtech Telecommunications Corp.	4,900	133,868
Emulex Corp. (a)	5,300	34,291
F5 Networks, Inc. (a)	1,665	155,478
Finisar Corp. (a)	13,859	172,267
Harris Corp.	5,300	220,745
Infinera Corp. (a)	18,200	100,464
InterDigital, Inc.	3,700	101,010
JDS Uniphase Corp. (a)	8,300	81,672
Juniper Networks, Inc. (a)	26,888	471,347
Motorola Solutions, Inc.	7,847	379,324
NETGEAR, Inc. (a)	5,300	183,539
Nokia Corp. sponsored ADR (d)	82,505	198,837
Plantronics, Inc.	2,600	85,332
Polycom, Inc. (a)	29,799	260,443
QUALCOMM, Inc.	35,781	2,135,410
Research In Motion Ltd. (a)(d)	6,400	45,760
Riverbed Technology, Inc. (a)	15,358	270,915
Sycamore Networks, Inc. (a)	5,400	76,950
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	58,820	544,085
ViaSat, Inc. (a)	4,300	164,690
Wi-Lan, Inc.	12,400	62,937
		8,469,739
COMPUTERS & PERIPHERALS - 0.7%
Computer Hardware - 0.7%
Apple, Inc.	54	32,981
Super Micro Computer, Inc. (a)	2,500	31,025
		64,006
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Prysmian SpA	2,100	33,771
ELECTRONIC EQUIPMENT & COMPONENTS - 4.6%
Electronic Components - 0.6%
Vishay Intertechnology, Inc. (a)	5,900	58,233
Electronic Manufacturing Services - 4.0%
Fabrinet (a)	3,700	49,136
Flextronics International Ltd. (a)	25,000	160,250
TE Connectivity Ltd.	5,500	181,555
		390,941
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		449,174

	Shares	Value
MEDIA - 0.3%
Advertising - 0.3%
Digital Generation, Inc. (a)	3,200	$ 34,112
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Semiconductor Equipment - 0.7%
ASML Holding NV	1,200	69,000
Semiconductors - 4.8%
Altera Corp.	3,200	113,440
Analog Devices, Inc.	5,200	203,216
GSI Technology, Inc. (a)	14,600	69,934
ON Semiconductor Corp. (a)	5,200	36,088
Texas Instruments, Inc.	1,900	51,756
		474,434
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		543,434
SOFTWARE - 0.5%
Application Software - 0.2%
BroadSoft, Inc. (a)(d)	900	22,095
Systems Software - 0.3%
Allot Communications Ltd. (a)	1,000	24,580
TOTAL SOFTWARE		46,675
TOTAL COMMON STOCKS (Cost $11,040,516)		9,640,911
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.17% (b)	64,744	64,744
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	879,850	879,850
TOTAL MONEY MARKET FUNDS (Cost $944,594)		944,594
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $11,985,110)	10,585,505
NET OTHER ASSETS (LIABILITIES) - (7.5)%	(741,969)
NET ASSETS - 100%	$ 9,843,536
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 332
Fidelity Securities Lending Cash Central Fund	32,119
Total	$ 32,451
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.8%
Sweden	5.5%
Finland	2.0%
Switzerland	1.9%
Singapore	1.6%
Canada	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $873,114) - See accompanying schedule: Unaffiliated issuers (cost $11,040,516)	$ 9,640,911
Fidelity Central Funds (cost $944,594)	944,594
Total Investments (cost $11,985,110)		$ 10,585,505
Receivable for investments sold		148,965
Receivable for fund shares sold		1,572
Dividends receivable		2,472
Distributions receivable from Fidelity Central Funds		220
Receivable from investment adviser for expense reductions		2,418
Other receivables		53,295
Total assets		10,794,447

Liabilities
Payable for investments purchased	$ 10,390
Payable for fund shares redeemed	13,746
Accrued management fee	4,556
Distribution and service plan fees payable	4,165
Other affiliated payables	2,938
Other payables and accrued expenses	35,266
Collateral on securities loaned, at value	879,850
Total liabilities		950,911

Net Assets		$ 9,843,536
Net Assets consist of:
Paid in capital		$ 13,003,035
Accumulated net investment loss		(10,185)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,749,709)
Net unrealized appreciation (depreciation) on investments		(1,399,605)
Net Assets		$ 9,843,536

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,567,813 ÷ 462,689 shares)	$ 7.71

Maximum offering price per share (100/94.25 of $7.71)	$ 8.18
Class T: Net Asset Value and redemption price per share ($2,842,784 ÷ 379,670 shares)	$ 7.49

Maximum offering price per share (100/96.50 of $7.49)	$ 7.76
Class B: Net Asset Value and offering price per share ($569,752 ÷ 80,796 shares)A	$ 7.05

Class C: Net Asset Value and offering price per share ($2,142,039 ÷ 303,902 shares)A	$ 7.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($721,148 ÷ 90,745 shares)	$ 7.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 134,337
Interest		22
Income from Fidelity Central Funds (including $32,119 from security lending)		32,451
Total income		166,810

Expenses
Management fee	$ 75,608
Transfer agent fees	43,466
Distribution and service plan fees	69,611
Accounting and security lending fees	5,469
Custodian fees and expenses	8,977
Independent trustees' compensation	97
Registration fees	53,919
Audit	46,230
Legal	70
Miscellaneous	200
Total expenses before reductions	303,647
Expense reductions	(79,648)	223,999
Net investment income (loss)		(57,189)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,571,442)
Foreign currency transactions	(537)
Total net realized gain (loss)		(1,571,979)
Change in net unrealized appreciation (depreciation) on investment securities		(2,005,379)
Net gain (loss)		(3,577,358)
Net increase (decrease) in net assets resulting from operations		$ (3,634,547)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (57,189)	$ (190,541)
Net realized gain (loss)	(1,571,979)	1,590,280
Change in net unrealized appreciation (depreciation)	(2,005,379)	(1,230,510)
Net increase (decrease) in net assets resulting from operations	(3,634,547)	169,229
Distributions to shareholders from net realized gain	(401,208)	-
Share transactions - net increase (decrease)	(9,551,912)	8,972,466
Redemption fees	639	1,851
Total increase (decrease) in net assets	(13,587,028)	9,143,546

Net Assets
Beginning of period	23,430,564	14,287,018
End of period (including accumulated net investment loss of $10,185 and accumulated net investment loss of $2,793, respectively)	$ 9,843,536	$ 23,430,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 8.67	$ 7.28	$ 7.82	$ 9.49
Income from Investment Operations
Net investment income (loss) C	(.01)	(.06)	(.11)	.02 F	(.08)
Net realized and unrealized gain (loss)	(1.81)	1.12	1.50	(.56)	(1.45)
Total from investment operations	(1.82)	1.06	1.39	(.54)	(1.53)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.71	$ 9.73	$ 8.67	$ 7.28	$ 7.82
Total Return A, B	(18.88)%	12.23%	19.09%	(6.91)%	(16.43)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.64%	1.90%	3.15%	2.25%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.38%	1.40%	1.39%
Net investment income (loss)	(.16)%	(.60)%	(1.32)%	.26% F	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,568	$ 8,787	$ 4,860	$ 3,476	$ 2,459
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 8.46	$ 7.13	$ 7.68	$ 9.34
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.13)	- F, H	(.10)
Net realized and unrealized gain (loss)	(1.76)	1.11	1.46	(.55)	(1.42)
Total from investment operations	(1.79)	1.02	1.33	(.55)	(1.52)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.49	$ 9.48	$ 8.46	$ 7.13	$ 7.68
Total Return A, B	(19.06)%	12.06%	18.65%	(7.16)%	(16.59)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.27%	1.97%	2.20%	3.52%	2.62%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.63%	1.65%	1.65%
Net investment income (loss)	(.41)%	(.85)%	(1.57)%	.01% F	(1.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,843	$ 4,607	$ 3,273	$ 2,396	$ 2,138
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 8.06	$ 6.83	$ 7.39	$ 9.03
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13)	(.16)	(.03) F	(.14)
Net realized and unrealized gain (loss)	(1.67)	1.06	1.39	(.53)	(1.36)
Total from investment operations	(1.74)	.93	1.23	(.56)	(1.50)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.05	$ 8.99	$ 8.06	$ 6.83	$ 7.39
Total Return A, B	(19.56)%	11.54%	18.01%	(7.58)%	(16.94)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.71%	2.47%	2.68%	3.98%	3.03%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.14%	2.13%	2.15%	2.15%
Net investment income (loss)	(.91)%	(1.35)%	(2.07)%	(.49)% F	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 570	$ 1,316	$ 1,408	$ 1,281	$ 1,219
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.06	$ 6.82	$ 7.38	$ 9.03
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13)	(.16)	(.03) F	(.14)
Net realized and unrealized gain (loss)	(1.66)	1.05	1.40	(.53)	(1.37)
Total from investment operations	(1.73)	.92	1.24	(.56)	(1.51)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.05	$ 8.98	$ 8.06	$ 6.82	$ 7.38
Total Return A, B	(19.47)%	11.41%	18.18%	(7.59)%	(17.06)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.71%	2.40%	2.67%	3.63%	3.02%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.13%	2.15%	2.15%
Net investment income (loss)	(.91)%	(1.35)%	(2.07)%	(.49)% F	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,142	$ 5,866	$ 3,029	$ 2,792	$ 1,097
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 8.88	$ 7.45	$ 7.98	$ 9.65
Income from Investment Operations
Net investment income (loss) B	.01	(.04)	(.09)	.03 E	(.06)
Net realized and unrealized gain (loss)	(1.86)	1.16	1.52	(.56)	(1.47)
Total from investment operations	(1.85)	1.12	1.43	(.53)	(1.53)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.95	$ 10.00	$ 8.88	$ 7.45	$ 7.98
Total Return A	(18.66)%	12.61%	19.19%	(6.64)%	(16.16)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.66%	1.22%	1.54%	2.44%	1.94%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.13%	1.14%	1.13%	1.15%	1.14%
Net investment income (loss)	.10%	(.35)%	(1.07)%	.51% E	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 721	$ 2,855	$ 1,717	$ 957	$ 229
Portfolio turnover rate D	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 578,798
Gross unrealized depreciation	(2,193,931)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,615,133)

Tax Cost	$ 12,200,638

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,534,182)
Net unrealized appreciation (depreciation)	$ (1,615,133)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (1,534,182)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 401,208	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,794,252 and $20,314,263, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,454	$ 96
Class T	.25%	.25%	18,072	-
Class B	.75%	.25%	8,458	6,423
Class C	.75%	.25%	30,627	7,539
			$ 69,611	$ 14,058

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,011
Class T	2,152
Class B*	3,030
Class C*	1,783
$ 8,976

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,356.31
Class T	13,120.36
Class B	2,634.31
Class C	9,658.31
Institutional Class	2,698.26
	$ 43,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,827 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $42 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 27,873
Class T	1.65%	22,083
Class B	2.15%	4,729
Class C	2.15%	17,396
Institutional Class	1.15%	5,292
		$ 77,373

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,275 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 136,672	$ -
Class T	94,407	-
Class B	23,930	-
Class C	101,740	-
Institutional Class	44,459	-
Total	$ 401,208	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	95,217	848,465	$ 825,716	$ 9,277,193
Reinvestment of distributions	15,026	-	125,915	-
Shares redeemed	(550,285)	(506,493)	(4,678,484)	(5,495,871)
Net increase (decrease)	(440,042)	341,972	$ (3,726,853)	$ 3,781,322
Class T
Shares sold	99,348	222,009	$ 845,573	$ 2,346,633
Reinvestment of distributions	11,468	-	93,466	-
Shares redeemed	(217,086)	(122,895)	(1,833,154)	(1,276,707)
Net increase (decrease)	(106,270)	99,114	$ (894,115)	$ 1,069,926
Class B
Shares sold	1,631	48,553	$ 14,069	$ 469,014
Reinvestment of distributions	3,015	-	23,244	-
Shares redeemed	(70,313)	(76,689)	(498,813)	(748,333)
Net increase (decrease)	(65,667)	(28,136)	$ (461,500)	$ (279,319)
Class C
Shares sold	45,249	468,878	$ 356,072	$ 4,767,947
Reinvestment of distributions	10,744	-	82,834	-
Shares redeemed	(405,119)	(191,799)	(3,174,312)	(1,863,160)
Net increase (decrease)	(349,126)	277,079	$ (2,735,406)	$ 2,904,787
Institutional Class
Shares sold	32,975	497,180	$ 287,948	$ 5,828,732
Reinvestment of distributions	2,747	-	23,680	-
Shares redeemed	(230,453)	(405,041)	(2,045,666)	(4,332,982)
Net increase (decrease)	(194,731)	92,139	$ (1,734,038)	$ 1,495,750

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	1.75%	2.42%	5.42%
Class T (incl. 3.50% sales charge)C	3.86%	2.65%	5.41%
Class B (incl. contingent deferred sales charge) A, C	2.11%	2.51%	5.50%
Class C (incl. contingent deferred sales charge) B, C	6.17%	2.89%	5.27%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Gordon Scott, who became Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund on May 1, 2012: For the 12 months ending July 31, 2012, the fund's Class A, Class T, Class B and Class C shares returned 7.96%, 7.62%, 7.11% and 7.17%, respectively (excluding sales charges), lagging both the 9.53% advance of the MSCI® U.S. IM Consumer Discretionary 25/50 Index and the S&P 500®. The fund underperformed its sector benchmark as a result of security selection. The fund performed well on an absolute basis during the early months of 2012, when the global economy was in a cyclical rally, offsetting the fund's less robust results during the second half of 2011, which is when most of the underperformance occurred. In April 2012, as equity markets retreated on renewed worries about the eurozone, the fund took on a more-defensive bias and that shift in positioning helped narrow the fund's relative underperformance. Among the stocks that detracted from the fund's performance versus its sector benchmark were premium mattress maker Tempur-Pedic International; online discount coupon purveyor Groupon, an out-of-index position; and auto-parts retailer O'Reilly Automotive, in which the fund was underweighted. Stocks that contributed included auto-parts maker Johnson Controls, a poor-performing index component in which we held no position; diversified media and entertainment giant Walt Disney; and after-market automotive retailer Advance Auto Parts. Some of the stocks mentioned in this annual review were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 1,059.40	$ 6.91
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 6.77
Class T	1.64%
Actual		$ 1,000.00	$ 1,058.50	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,016.71	$ 8.22
Class B	2.11%
Actual		$ 1,000.00	$ 1,055.60	$ 10.78
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.57
Class C	2.05%
Actual		$ 1,000.00	$ 1,056.30	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.27
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,062.30	$ 4.92
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Comcast Corp. Class A	7.8	5.0
The Walt Disney Co.	7.1	5.7
McDonald's Corp.	6.1	6.6
Home Depot, Inc.	5.8	3.8
Amazon.com, Inc.	5.3	4.9
News Corp. Class A	4.8	1.3
TJX Companies, Inc.	3.2	2.4
Target Corp.	2.9	2.9
Yum! Brands, Inc.	2.7	0.0
NIKE, Inc. Class B	2.6	3.2
	48.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Specialty Retail	30.0%
Media	23.8%
Hotels, Restaurants & Leisure	15.0%
Multiline Retail	8.1%
Internet & Catalog Retail	7.8%
All Others*	15.3%

As of January 31, 2012
Specialty Retail	25.5%
Media	23.1%
Hotels, Restaurants & Leisure	18.8%
Textiles, Apparel & Luxury Goods	8.3%
Internet & Catalog Retail	5.6%
All Others*	18.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
AUTO COMPONENTS - 2.1%
Auto Parts & Equipment - 2.1%
BorgWarner, Inc. (a)	9,900	$ 664,290
Delphi Automotive PLC	23,500	667,165
		1,331,455
AUTOMOBILES - 0.8%
Motorcycle Manufacturers - 0.8%
Harley-Davidson, Inc.	12,398	535,966
BUILDING PRODUCTS - 0.5%
Building Products - 0.5%
Owens Corning (a)	12,046	323,556
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
Sherwin-Williams Co.	2,500	335,875
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Office Services & Supplies - 0.5%
Interface, Inc.	21,700	287,742
DISTRIBUTORS - 1.3%
Distributors - 1.3%
LKQ Corp. (a)	22,800	805,524
HOTELS, RESTAURANTS & LEISURE - 15.0%
Restaurants - 15.0%
BJ's Restaurants, Inc. (a)	5,783	228,891
Buffalo Wild Wings, Inc. (a)	6,100	442,799
Domino's Pizza, Inc.	19,993	682,561
McDonald's Corp.	43,453	3,882,960
Panera Bread Co. Class A (a)	4,100	645,709
Starbucks Corp.	34,590	1,566,235
Texas Roadhouse, Inc. Class A	17,475	302,492
Yum! Brands, Inc.	26,066	1,690,119
		9,441,766
HOUSEHOLD DURABLES - 3.3%
Homebuilding - 1.2%
Lennar Corp. Class A	15,611	455,997
Ryland Group, Inc.	12,000	286,560
		742,557
Housewares & Specialties - 2.1%
Jarden Corp.	22,000	994,400
Tupperware Brands Corp.	6,541	342,879
		1,337,279
TOTAL HOUSEHOLD DURABLES		2,079,836

	Shares	Value
INTERNET & CATALOG RETAIL - 7.8%
Internet Retail - 7.8%
Amazon.com, Inc. (a)	14,186	$ 3,309,594
Priceline.com, Inc. (a)	2,390	1,581,559
		4,891,153
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Leisure Products - 0.8%
Brunswick Corp.	23,900	525,561
MEDIA - 23.8%
Broadcasting - 2.9%
CBS Corp. Class B	31,863	1,066,136
Discovery Communications, Inc. (a)	15,400	779,702
		1,845,838
Cable & Satellite - 9.0%
Charter Communications, Inc. Class A (a)	9,896	761,200
Comcast Corp. Class A	152,000	4,947,600
		5,708,800
Movies & Entertainment - 11.9%
News Corp. Class A	130,421	3,002,291
The Walt Disney Co.	91,122	4,477,735
		7,480,026
TOTAL MEDIA		15,034,664
MULTILINE RETAIL - 8.1%
General Merchandise Stores - 8.1%
Dollar General Corp. (a)	32,190	1,642,012
Dollar Tree, Inc. (a)	32,504	1,636,251
Target Corp.	29,865	1,811,312
		5,089,575
SPECIALTY RETAIL - 30.0%
Apparel Retail - 7.6%
Abercrombie & Fitch Co. Class A	7,100	239,980
Limited Brands, Inc.	17,161	816,006
Ross Stores, Inc.	18,700	1,242,428
TJX Companies, Inc.	45,931	2,033,825
Urban Outfitters, Inc. (a)	14,900	455,195
		4,787,434
Automotive Retail - 4.8%
AutoZone, Inc. (a)	2,700	1,013,121
CarMax, Inc. (a)	33,200	923,956
O'Reilly Automotive, Inc. (a)	12,900	1,106,046
		3,043,123
Home Improvement Retail - 6.1%
Home Depot, Inc.	69,889	3,646,808
Lowe's Companies, Inc.	8,753	222,064
		3,868,872
Homefurnishing Retail - 0.8%
Williams-Sonoma, Inc.	14,575	506,481
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 10.7%
Dick's Sporting Goods, Inc.	20,369	$ 1,000,525
GNC Holdings, Inc.	14,939	575,600
Hibbett Sports, Inc. (a)	10,600	644,162
PetSmart, Inc.	15,100	998,261
Sally Beauty Holdings, Inc. (a)	34,000	898,280
Tiffany & Co., Inc.	10,317	566,713
Tractor Supply Co.	11,235	1,020,924
Ulta Salon, Cosmetics & Fragrance, Inc.	5,850	496,548
Vitamin Shoppe, Inc. (a)	9,500	521,740
		6,722,753
TOTAL SPECIALTY RETAIL		18,928,663
TEXTILES, APPAREL & LUXURY GOODS - 3.9%
Apparel, Accessories & Luxury Goods - 1.3%
PVH Corp.	9,933	788,978
Footwear - 2.6%
NIKE, Inc. Class B	17,726	1,654,722
TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,443,700
TOTAL COMMON STOCKS (Cost $54,555,811)		62,055,036
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
AUTOMOBILES - 0.5%
Automobile Manufacturers - 0.5%
Volkswagen AG (Cost $294,558)	1,700	$ 290,744
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.17% (b) (Cost $1,220,375)	1,220,375	1,220,375
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $56,070,744)	63,566,155
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(504,753)
NET ASSETS - 100%	$ 63,061,402
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 805
Fidelity Securities Lending Cash Central Fund	50,595
Total	$ 51,400
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,850,369)	$ 62,345,780
Fidelity Central Funds (cost $1,220,375)	1,220,375
Total Investments (cost $56,070,744)		$ 63,566,155
Receivable for investments sold		2,738,324
Receivable for fund shares sold		109,411
Dividends receivable		19,847
Distributions receivable from Fidelity Central Funds		168
Other receivables		1,317
Total assets		66,435,222

Liabilities
Payable for investments purchased	$ 3,213,900
Payable for fund shares redeemed	51,149
Accrued management fee	30,760
Distribution and service plan fees payable	23,345
Other affiliated payables	15,707
Other payables and accrued expenses	38,959
Total liabilities		3,373,820

Net Assets		$ 63,061,402
Net Assets consist of:
Paid in capital		$ 52,815,045
Accumulated net investment loss		(149,267)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,900,310
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,495,314
Net Assets		$ 63,061,402

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,546,565 ÷ 1,636,800 shares)	$ 16.22

Maximum offering price per share (100/94.25 of $16.22)	$ 17.21
Class T: Net Asset Value and redemption price per share ($10,447,481 ÷ 671,015 shares)	$ 15.57

Maximum offering price per share (100/96.50 of $15.57)	$ 16.13
Class B: Net Asset Value and offering price per share ($2,576,745 ÷ 181,078 shares)A	$ 14.23

Class C: Net Asset Value and offering price per share ($13,506,974 ÷ 946,447 shares)A	$ 14.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,983,637 ÷ 585,984 shares)	$ 17.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 767,042
Interest		1
Income from Fidelity Central Funds (including $50,595 from security lending)		51,400
Total income		818,443

Expenses
Management fee	$ 326,030
Transfer agent fees	155,087
Distribution and service plan fees	230,531
Accounting and security lending fees	23,140
Custodian fees and expenses	18,195
Independent trustees' compensation	384
Registration fees	56,525
Audit	56,356
Legal	178
Interest	523
Miscellaneous	491
Total expenses before reductions	867,440
Expense reductions	(4,472)	862,968
Net investment income (loss)		(44,525)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,920)	3,550,922
Foreign currency transactions	(8,518)
Total net realized gain (loss)		3,542,404
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,492)	761,905
Assets and liabilities in foreign currencies	467
Total change in net unrealized appreciation (depreciation)		762,372
Net gain (loss)		4,304,776
Net increase (decrease) in net assets resulting from operations		$ 4,260,251

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (44,525)	$ (180,164)
Net realized gain (loss)	3,542,404	5,895,581
Change in net unrealized appreciation (depreciation)	762,372	6,053,008
Net increase (decrease) in net assets resulting from operations	4,260,251	11,768,425
Distributions to shareholders from net investment income	(82,290)	-
Distributions to shareholders from net realized gain	(2,716,672)	-
Total distributions	(2,798,962)	-
Share transactions - net increase (decrease)	8,335,613	(7,894,650)
Redemption fees	3,533	1,559
Total increase (decrease) in net assets	9,800,435	3,875,334

Net Assets
Beginning of period	53,260,967	49,385,633
End of period (including accumulated net investment loss of $149,267 and accumulated net investment loss of $8,467, respectively)	$ 63,061,402	$ 53,260,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 12.75	$ 10.26	$ 11.41	$ 15.89
Income from Investment Operations
Net investment income (loss) C	.01	(.02)	(.02)	.04	.02
Net realized and unrealized gain (loss)	1.07	3.27	2.51	(1.16)	(3.09)
Total from investment operations	1.08	3.25	2.49	(1.12)	(3.07)
Distributions from net investment income	(.03)	-	-	(.03)	-
Distributions from net realized gain	(.83)	-	-	-	(1.41)
Total distributions	(.86)	-	-	(.03)	(1.41)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.22	$ 16.00	$ 12.75	$ 10.26	$ 11.41
Total Return A, B	7.96%	25.49%	24.27%	(9.81)%	(21.24)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.39%	1.44%	1.62%	1.40%
Expenses net of fee waivers, if any	1.38%	1.39%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.37%	1.38%	1.39%	1.40%	1.40%
Net investment income (loss)	.04%	(.15)%	(.15)%	.42%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,547	$ 23,447	$ 19,423	$ 13,010	$ 11,899
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 12.32	$ 9.94	$ 11.07	$ 15.47
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.05)	.01	(.01)
Net realized and unrealized gain (loss)	1.02	3.17	2.43	(1.12)	(3.00)
Total from investment operations	.99	3.11	2.38	(1.11)	(3.01)
Distributions from net investment income	(.02)	-	-	(.02)	-
Distributions from net realized gain	(.83)	-	-	-	(1.39)
Total distributions	(.85)	-	-	(.02)	(1.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.57	$ 15.43	$ 12.32	$ 9.94	$ 11.07
Total Return A, B	7.62%	25.24%	23.94%	(10.04)%	(21.41)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.64%	1.66%	1.71%	1.89%	1.64%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.65%	1.64%
Expenses net of all reductions	1.63%	1.64%	1.64%	1.65%	1.62%
Net investment income (loss)	(.23)%	(.40)%	(.40)%	.17%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,447	$ 9,897	$ 8,018	$ 6,738	$ 9,095
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.23	$ 11.42	$ 9.26	$ 10.35	$ 14.56
Income from Investment Operations
Net investment income (loss) C	(.10)	(.12)	(.10)	(.03)	(.07)
Net realized and unrealized gain (loss)	.93	2.93	2.26	(1.06)	(2.81)
Total from investment operations	.83	2.81	2.16	(1.09)	(2.88)
Distributions from net realized gain	(.83)	-	-	-	(1.33)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.23	$ 14.23	$ 11.42	$ 9.26	$ 10.35
Total Return A, B	7.11%	24.61%	23.33%	(10.53)%	(21.80)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.13%	2.15%	2.21%	2.38%	2.14%
Expenses net of fee waivers, if any	2.13%	2.15%	2.15%	2.15%	2.14%
Expenses net of all reductions	2.12%	2.13%	2.14%	2.15%	2.14%
Net investment income (loss)	(.72)%	(.90)%	(.90)%	(.33)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,577	$ 3,170	$ 3,643	$ 3,550	$ 5,090
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.26	$ 11.44	$ 9.27	$ 10.37	$ 14.59
Income from Investment Operations
Net investment income (loss) C	(.09)	(.12)	(.10)	(.03)	(.07)
Net realized and unrealized gain (loss)	.93	2.94	2.27	(1.07)	(2.81)
Total from investment operations	.84	2.82	2.17	(1.10)	(2.88)
Distributions from net realized gain	(.83)	-	-	-	(1.34)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 14.26	$ 11.44	$ 9.27	$ 10.37
Total Return A, B	7.17%	24.65%	23.41%	(10.61)%	(21.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.11%	2.12%	2.38%	2.15%
Expenses net of fee waivers, if any	2.09%	2.11%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.08%	2.09%	2.11%	2.15%	2.14%
Net investment income (loss)	(.68)%	(.86)%	(.87)%	(.33)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,507	$ 7,341	$ 9,288	$ 2,955	$ 3,430
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 13.27	$ 10.66	$ 11.84	$ 16.41
Income from Investment Operations
Net investment income (loss) B	.07	.03	.02	.06	.06
Net realized and unrealized gain (loss)	1.13	3.42	2.60	(1.20)	(3.22)
Total from investment operations	1.20	3.45	2.62	(1.14)	(3.16)
Distributions from net investment income	(.05)	-	(.01)	(.04)	-
Distributions from net realized gain	(.83)	-	-	-	(1.41)
Total distributions	(.88)	-	(.01)	(.04)	(1.41)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 17.04	$ 16.72	$ 13.27	$ 10.66	$ 11.84
Total Return A	8.33%	26.00%	24.62%	(9.59)%	(21.09)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.03%	1.09%	1.15%	1.14%
Expenses net of fee waivers, if any	1.00%	1.03%	1.09%	1.15%	1.14%
Expenses net of all reductions	.99%	1.01%	1.08%	1.15%	1.14%
Net investment income (loss)	.41%	.22%	.16%	.67%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,984	$ 9,406	$ 9,013	$ 5,990	$ 398
Portfolio turnover rate D	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,537,826
Gross unrealized depreciation	(1,468,209)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,069,617

Tax Cost	$ 56,496,538

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,326,104
Net unrealized appreciation (depreciation)	$ 7,069,520

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 82,290	$ -
Long-term Capital Gains	2,716,672	-
Total	$ 2,798,962	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $132,408,875 and $127,632,717, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 55,927	$ 1,999
Class T	.25%	.25%	48,616	36
Class B	.75%	.25%	28,529	21,409
Class C	.75%	.25%	97,459	17,622
			$ 230,531	$ 41,066

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,837
Class T	4,056
Class B*	3,769
Class C*	776
$ 31,438

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,861.30
Class T	30,637.32
Class B	8,681.30
Class C	25,473.26
Institutional Class	23,435.17
	$ 155,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,616 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $162 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements - continued

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $9,423,333. The weighted average interest rate was .67%. The interest expense amounted to $523 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,472 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 44,402	$ -
Class T	11,934	-
Institutional Class	25,954	-
Total	$ 82,290	$ -
From net realized gain
Class A	$ 1,117,697	$ -
Class T	525,372	-
Class B	185,641	-
Class C	423,815	-
Institutional Class	464,147	-
Total	$ 2,716,672	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	717,075	665,093	$ 11,323,395	$ 10,095,802
Reinvestment of distributions	76,740	-	1,020,698	-
Shares redeemed	(622,172)	(723,296)	(9,280,575)	(10,778,369)
Net increase (decrease)	171,643	(58,203)	$ 3,063,518	$ (682,567)
Class T
Shares sold	117,936	187,572	$ 1,759,305	$ 2,764,268
Reinvestment of distributions	40,961	-	523,233	-
Shares redeemed	(129,403)	(196,717)	(1,880,946)	(2,907,152)
Net increase (decrease)	29,494	(9,145)	$ 401,592	$ (142,884)
Class B
Shares sold	21,180	40,939	$ 276,635	$ 519,870
Reinvestment of distributions	13,190	-	154,193	-
Shares redeemed	(76,089)	(137,051)	(1,037,384)	(1,818,569)
Net increase (decrease)	(41,719)	(96,112)	$ (606,556)	$ (1,298,699)
Class C
Shares sold	581,986	588,992	$ 8,055,378	$ 8,103,013
Reinvestment of distributions	33,472	-	392,295	-
Shares redeemed	(183,759)	(885,890)	(2,469,033)	(12,399,353)
Net increase (decrease)	431,699	(296,898)	$ 5,978,640	$ (4,296,340)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Institutional Class
Shares sold	1,043,471	346,649	$ 16,050,433	$ 5,583,185
Reinvestment of distributions	13,483	-	188,283	-
Shares redeemed	(1,033,551)	(463,053)	(16,740,297)	(7,057,345)
Net increase (decrease)	23,403	(116,404)	$ (501,581)	$ (1,474,160)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-10.82%	-2.58%	3.68%
Class T (incl. 3.50% sales charge)	-8.92%	-2.38%	3.67%
Class B (incl. contingent deferred sales charge) A	-10.73%	-2.58%	3.74%
Class C (incl. contingent deferred sales charge) B	-7.09%	-2.19%	3.51%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -5.38%, -5.61%, -6.03% and -6.15%, respectively (excluding sales charges), trailing the -3.11% return of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index and also lagging the S&P 500®. Versus the MSCI index, weak stock selection in semiconductors - in large part due to a sizable underweighting in strong-performing benchmark heavyweight Intel - had by far the most negative impact on relative performance. That said, Intel was the fund's second-best absolute contributor. Substantial overweightings in Intel competitor Advanced Micro Devices and Freescale Semiconductor also hurt relative results. Conversely, stock selection in semiconductor equipment bolstered the fund's performance, as did out-of-index exposure to electronic manufacturing services. At the individual stock level, negligible exposure to weak-performing benchmark component First Solar was timely. Another notable contributor was Skyworks Solutions, a provider of radio frequency components in handsets. We took advantage of temporary weakness in the stock to benefit from its strong rebound beginning in December 2011. Later in the period, we sold some of the position to nail down profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.40%
Actual		$ 1,000.00	$ 903.70	$ 6.63
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.02
Class T	1.65%
Actual		$ 1,000.00	$ 902.50	$ 7.80
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.27
Class B	2.15%
Actual		$ 1,000.00	$ 900.60	$ 10.16
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Class C	2.15%
Actual		$ 1,000.00	$ 899.40	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class	1.15%
Actual		$ 1,000.00	$ 905.50	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Corp. Class A	9.7	8.3
Texas Instruments, Inc.	9.2	8.6
Altera Corp.	5.3	2.2
Freescale Semiconductor Holdings I Ltd.	5.2	3.6
Marvell Technology Group Ltd.	4.8	9.1
Intersil Corp. Class A	4.4	3.6
QUALCOMM, Inc.	4.2	1.9
NXP Semiconductors NV	4.1	2.7
Avago Technologies Ltd.	4.1	1.8
ON Semiconductor Corp.	3.9	3.5
	54.9
Top Industries (% of fund's net assets)
As of July 31, 2012
Semiconductors & Semiconductor Equipment	81.1%
Electronic Equipment & Components	9.2%
Communications Equipment	6.7%
Computers & Peripherals	1.3%
Biotechnology	0.0%
All Others*	1.7%

As of January 31, 2012
Semiconductors & Semiconductor Equipment	83.8%
Electronic Equipment & Components	5.4%
Communications Equipment	2.7%
Computers & Peripherals	2.4%
Internet Software & Services	0.7%
All Others*	5.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)(e)	64,879	$ 1
COMMUNICATIONS EQUIPMENT - 6.7%
Communications Equipment - 6.7%
Acme Packet, Inc. (a)(d)	4,180	66,253
Brocade Communications Systems, Inc. (a)	18,703	92,954
Finisar Corp. (a)	3,872	48,129
Polycom, Inc. (a)	14,178	123,916
QUALCOMM, Inc.	12,107	722,546
Riverbed Technology, Inc. (a)	5,608	98,925
		1,152,723
COMPUTERS & PERIPHERALS - 1.3%
Computer Hardware - 0.4%
Hewlett-Packard Co.	4,070	74,237
Computer Storage & Peripherals - 0.9%
Fusion-io, Inc. (a)	100	1,912
QLogic Corp. (a)	1,752	20,218
SanDisk Corp. (a)	3,192	131,287
Synaptics, Inc. (a)	70	1,847
		155,264
TOTAL COMPUTERS & PERIPHERALS		229,501
ELECTRONIC EQUIPMENT & COMPONENTS - 9.2%
Electronic Components - 1.8%
Aeroflex Holding Corp. (a)	32,536	195,541
Amphenol Corp. Class A	130	7,654
Corning, Inc.	4,855	55,396
InvenSense, Inc. (d)	4,216	54,386
		312,977
Electronic Manufacturing Services - 7.4%
Benchmark Electronics, Inc. (a)	9,767	153,928
Fabrinet (a)	1,388	18,433
Flextronics International Ltd. (a)	59,219	379,594
Jabil Circuit, Inc.	20,137	436,973
TE Connectivity Ltd.	1,400	46,214
TTM Technologies, Inc. (a)	22,822	249,673
Viasystems Group, Inc. (a)	12	185
		1,285,000
Technology Distributors - 0.0%
Avnet, Inc. (a)	180	5,670
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		1,603,647
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 81.1%
Semiconductor Equipment - 4.5%
Advanced Energy Industries, Inc. (a)	15	185
Amkor Technology, Inc. (a)	45	240
Applied Materials, Inc.	3,214	35,000

	Shares	Value
ASML Holding NV	2,770	$ 159,275
Cabot Microelectronics Corp.	60	1,764
Cohu, Inc.	20	172
Cymer, Inc. (a)	3,820	218,542
Entegris, Inc. (a)	10,591	85,258
KLA-Tencor Corp.	1,310	66,692
Lam Research Corp. (a)	5,967	205,324
MEMC Electronic Materials, Inc. (a)	82	157
Nanometrics, Inc. (a)	420	6,380
Nova Measuring Instruments Ltd. (a)	280	2,285
Teradyne, Inc. (a)	30	441
		781,715
Semiconductors - 76.6%
Advanced Micro Devices, Inc. (a)	93,627	380,126
Alpha & Omega Semiconductor Ltd. (a)	8,434	65,026
Altera Corp.	26,113	925,706
Analog Devices, Inc.	3,240	126,619
Applied Micro Circuits Corp. (a)	6,883	39,371
Atmel Corp. (a)	22,067	129,313
Avago Technologies Ltd.	18,996	702,852
BCD Semiconductor Manufacturing Ltd. ADR (a)	22,195	84,563
Broadcom Corp. Class A	49,887	1,690,163
Cirrus Logic, Inc. (a)	6,580	241,947
Cypress Semiconductor Corp.	30,959	330,952
Entropic Communications, Inc. (a)(d)	13,182	79,092
Exar Corp. (a)	270	1,998
Fairchild Semiconductor International, Inc. (a)	3,503	48,552
First Solar, Inc. (a)(d)	2,398	37,265
Freescale Semiconductor Holdings I Ltd. (a)(d)	84,501	901,626
Inphi Corp. (a)	4,600	50,600
Intel Corp.	24,155	620,784
Intermolecular, Inc.	10,206	67,972
International Rectifier Corp. (a)	2,970	50,609
Intersil Corp. Class A	83,173	766,023
Linear Technology Corp.	40	1,290
LSI Corp. (a)	6,811	46,996
MagnaChip Semiconductor Corp. (a)	200	2,036
Marvell Technology Group Ltd.	73,583	828,545
Maxim Integrated Products, Inc.	2,690	73,249
MediaTek, Inc.	5,000	42,585
Micron Technology, Inc. (a)	72,204	448,387
Motech Industries, Inc.	1	1
NVIDIA Corp. (a)	45,151	611,345
NXP Semiconductors NV (a)	31,757	717,391
O2Micro International Ltd. sponsored ADR (a)	8,500	32,980
ON Semiconductor Corp. (a)	97,899	679,419
PMC-Sierra, Inc. (a)	40,533	215,636
RDA Microelectronics, Inc. sponsored ADR (a)	1,018	10,160
Renesas Electronics Corp. (a)(d)	9,900	32,954
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
RF Micro Devices, Inc. (a)	19,762	$ 76,677
Samsung Electronics Co. Ltd.	34	39,362
Skyworks Solutions, Inc. (a)	12,344	357,112
Spansion, Inc. Class A	8,562	87,761
STATS ChipPAC Ltd. (a)	129,000	38,356
Texas Instruments, Inc.	58,832	1,602,584
Trident Microsystems, Inc. (a)	19	7
Volterra Semiconductor Corp. (a)	300	6,894
Xilinx, Inc.	90	2,916
		13,295,802
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		14,077,517
TOTAL COMMON STOCKS (Cost $21,595,874)		17,063,389
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.17% (b)	202,302	202,302
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	1,081,614	1,081,614
TOTAL MONEY MARKET FUNDS (Cost $1,283,916)		1,283,916
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $22,879,790)	18,347,305
NET OTHER ASSETS (LIABILITIES) - (5.7)%	(987,559)
NET ASSETS - 100%	$ 17,359,746
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 234,942
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 476
Fidelity Securities Lending Cash Central Fund	2,665
Total	$ 3,141
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 17,063,389	$ 17,030,434	$ 32,954	$ 1
Money Market Funds	1,283,916	1,283,916	-	-
Total Investments in Securities:	$ 18,347,305	$ 18,314,350	$ 32,954	$ 1
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	76.2%
Bermuda	10.4%
Singapore	6.5%
Netherlands	5.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,096,848) - See accompanying schedule: Unaffiliated issuers (cost $21,595,874)	$ 17,063,389
Fidelity Central Funds (cost $1,283,916)	1,283,916
Total Investments (cost $22,879,790)		$ 18,347,305
Cash		32,380
Receivable for investments sold		273,452
Receivable for fund shares sold		6,703
Dividends receivable		11,215
Distributions receivable from Fidelity Central Funds		463
Receivable from investment adviser for expense reductions		3,579
Other receivables		373
Total assets		18,675,470

Liabilities
Payable for investments purchased	$ 140,381
Payable for fund shares redeemed	33,230
Accrued management fee	8,044
Distribution and service plan fees payable	6,609
Other affiliated payables	4,933
Other payables and accrued expenses	40,913
Collateral on securities loaned, at value	1,081,614
Total liabilities		1,315,724

Net Assets		$ 17,359,746
Net Assets consist of:
Paid in capital		$ 28,919,750
Accumulated net investment loss		(91,150)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,936,369)
Net unrealized appreciation (depreciation) on investments		(4,532,485)
Net Assets		$ 17,359,746

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,000,387 ÷ 710,370 shares)	$ 8.45

Maximum offering price per share (100/94.25 of $8.45)	$ 8.97
Class T: Net Asset Value and redemption price per share ($3,908,680 ÷ 474,362 shares)	$ 8.24

Maximum offering price per share (100/96.50 of $8.24)	$ 8.54
Class B: Net Asset Value and offering price per share ($458,868 ÷ 58,898 shares)A	$ 7.79

Class C: Net Asset Value and offering price per share ($3,721,177 ÷ 478,158 shares)A	$ 7.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,270,634 ÷ 375,271 shares)	$ 8.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 143,311
Interest		4,868
Income from Fidelity Central Funds		3,141
Total income		151,320

Expenses
Management fee	$ 98,365
Transfer agent fees	54,932
Distribution and service plan fees	82,272
Accounting and security lending fees	7,078
Custodian fees and expenses	32,868
Independent trustees' compensation	117
Registration fees	53,842
Audit	43,499
Legal	107
Miscellaneous	165
Total expenses before reductions	373,245
Expense reductions	(89,845)	283,400
Net investment income (loss)		(132,080)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(811,255)
Foreign currency transactions	(435)
Total net realized gain (loss)		(811,690)
Change in net unrealized appreciation (depreciation) on: Investment securities	(927,868)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(927,864)
Net gain (loss)		(1,739,554)
Net increase (decrease) in net assets resulting from operations		$ (1,871,634)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (132,080)	$ (122,750)
Net realized gain (loss)	(811,690)	4,303,621
Change in net unrealized appreciation (depreciation)	(927,864)	(1,162,047)
Net increase (decrease) in net assets resulting from operations	(1,871,634)	3,018,824
Share transactions - net increase (decrease)	925,003	1,054,457
Redemption fees	775	1,863
Total increase (decrease) in net assets	(945,856)	4,075,144

Net Assets
Beginning of period	18,305,602	14,230,458
End of period (including accumulated net investment loss of $91,150 and $0, respectively)	$ 17,359,746	$ 18,305,602

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.14	$ 6.59	$ 6.79	$ 9.11
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.01)	.04	- G
Net realized and unrealized gain (loss)	(.43)	1.83	.59	(.24)	(2.32)
Total from investment operations	(.48)	1.79	.58	(.20)	(2.32)
Distributions from net investment income	-	-	(.03)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.45	$ 8.93	$ 7.14	$ 6.59	$ 6.79
Total Return A, B	(5.38)%	25.07%	8.74%	(2.95)%	(25.47)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.89%	1.97%	2.44%	1.72%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.39%	1.40%	1.39%
Net investment income (loss)	(.53)%	(.40)%	(.15)%	.69%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,000	$ 7,537	$ 5,394	$ 5,433	$ 3,970
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 7.00	$ 6.46	$ 6.67	$ 8.98
Income from Investment Operations
Net investment income (loss) C	(.07)	(.06)	(.03)	.02	(.02)
Net realized and unrealized gain (loss)	(.42)	1.79	.58	(.23)	(2.29)
Total from investment operations	(.49)	1.73	.55	(.21)	(2.31)
Distributions from net investment income	-	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.24	$ 8.73	$ 7.00	$ 6.46	$ 6.67
Total Return A, B	(5.61)%	24.71%	8.50%	(3.15)%	(25.72)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.23%	2.25%	2.26%	2.77%	2.02%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.64%	1.65%	1.64%
Net investment income (loss)	(.78)%	(.65)%	(.40)%	.44%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,909	$ 4,476	$ 3,862	$ 4,195	$ 4,635
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 6.69	$ 6.19	$ 6.43	$ 8.70
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.06)	- G	(.06)
Net realized and unrealized gain (loss)	(.40)	1.69	.56	(.24)	(2.21)
Total from investment operations	(.50)	1.60	.50	(.24)	(2.27)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.79	$ 8.29	$ 6.69	$ 6.19	$ 6.43
Total Return A, B	(6.03)%	23.92%	8.08%	(3.73)%	(26.09)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.70%	2.76%	2.73%	3.22%	2.48%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.15%	2.14%
Net investment income (loss)	(1.29)%	(1.15)%	(.90)%	(.06)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 459	$ 691	$ 1,073	$ 1,197	$ 2,027
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 6.68	$ 6.18	$ 6.42	$ 8.69
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.06)	- G	(.06)
Net realized and unrealized gain (loss)	(.41)	1.70	.56	(.24)	(2.21)
Total from investment operations	(.51)	1.61	.50	(.24)	(2.27)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.78	$ 8.29	$ 6.68	$ 6.18	$ 6.42
Total Return A, B	(6.15)%	24.10%	8.09%	(3.74)%	(26.12)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.65%	2.70%	2.72%	3.21%	2.47%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.14%	2.15%	2.14%
Net investment income (loss)	(1.28)%	(1.15)%	(.90)%	(.06)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,721	$ 3,836	$ 3,256	$ 3,016	$ 3,325
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 7.33	$ 6.75	$ 6.94	$ 9.30
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	.01	.05	.02
Net realized and unrealized gain (loss)	(.45)	1.87	.60	(.24)	(2.38)
Total from investment operations	(.47)	1.86	.61	(.19)	(2.36)
Distributions from net investment income	-	-	(.03)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.72	$ 9.19	$ 7.33	$ 6.75	$ 6.94
Total Return A	(5.11)%	25.38%	9.10%	(2.74)%	(25.38)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.55%	1.42%	1.64%	2.16%	1.47%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.15%	1.14%
Net investment income (loss)	(.28)%	(.15)%	.11%	.94%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,271	$ 1,765	$ 645	$ 367	$ 353
Portfolio turnover rate D	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 390,290
Gross unrealized depreciation	(5,173,096)
Net unrealized appreciation (depreciation) on securities and other investments	$ (4,782,806)

Tax Cost	$ 23,130,111

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,918,304)
Net unrealized appreciation (depreciation)	$ (4,782,806)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2013	$ (279,201)
2016	(310,663)
2017	(5,202,838)
Total with expiration	(5,792,702)
No expiration
Long-term	(125,602)
Total capital loss carryforward	$ (5,918,304)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $767,744 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,098,152 and $24,332,670, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,191	$ 783
Class T	.25%	.25%	20,904	112
Class B	.75%	.25%	5,680	4,265
Class C	.75%	.25%	36,497	4,204
			$ 82,272	$ 9,364

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,775
Class T	2,277
Class B*	630
Class C*	491
$ 6,173

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,737.31
Class T	15,086.36
Class B	1,759.31
Class C	11,275.31
Institutional Class	3,075.20
	$ 54,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,373 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,665. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 36,814
Class T	1.65%	24,072
Class B	2.15%	3,089
Class C	2.15%	18,181
Institutional Class	1.15%	6,337
		$ 88,493

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,352 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	461,275	823,348	$ 4,417,052	$ 7,674,866
Shares redeemed	(595,271)	(734,519)	(4,948,629)	(6,789,005)
Net increase (decrease)	(133,996)	88,829	$ (531,577)	$ 885,861
Class T
Shares sold	90,140	227,766	$ 795,072	$ 2,032,968
Shares redeemed	(128,587)	(266,704)	(1,079,505)	(2,292,080)
Net increase (decrease)	(38,447)	(38,938)	$ (284,433)	$ (259,112)
Class B
Shares sold	10,206	17,689	$ 91,605	$ 152,131
Shares redeemed	(34,653)	(94,901)	(276,903)	(767,577)
Net increase (decrease)	(24,447)	(77,212)	$ (185,298)	$ (615,446)
Class C
Shares sold	171,249	179,286	$ 1,492,502	$ 1,565,088
Shares redeemed	(156,060)	(203,889)	(1,218,105)	(1,673,259)
Net increase (decrease)	15,189	(24,603)	$ 274,397	$ (108,171)
Institutional Class
Shares sold	380,436	302,052	$ 3,355,122	$ 3,051,352
Shares redeemed	(197,302)	(197,907)	(1,703,208)	(1,900,027)
Net increase (decrease)	183,134	104,145	$ 1,651,914	$ 1,151,325

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	-20.43%	-3.28%	10.98%
Class T (incl. 3.50% sales charge) C	-18.72%	-3.03%	11.01%
Class B (incl. contingent deferred sales charge) A,C	-20.39%	-3.17%	11.06%
Class C (incl. contingent deferred sales charge) B,C	-17.06%	-2.85%	10.84%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -15.58%, -15.77%, -16.22% and -16.22%, respectively (excluding sales charges), significantly underperforming the broad-based S&P 500® and the -8.43% return of the MSCI® U.S. IM Energy 25/50 Index. Energy stocks struggled during the period, hurt by falling commodity prices and weak economic growth, particularly in emerging markets. Relative to its sector benchmark, the fund's positioning in integrated oil/gas firms hurt performance the most, including a significant underweighting in benchmark heavyweight Exxon Mobil, which outperformed. Stocks that were sensitive to falling crude prices also curbed results, including integrated oil/gas firm Hess and exploration and production firm SM Energy. A stake in coal producer Alpha Natural Resources stung, as the company struggled under slumping coal prices and a global economic slowdown. I sold Alpha from the fund by period end. Stock selection in oil/gas equipment and services detracted, led by Baker Hughes. Conversely, an out-of-index holding in specialty chemicals maker LyondellBasell Industries helped the most. Although an overweighting in oil/gas drilling hurt, my picks there, led by an out-of-index stake in British offshore drill fleet operator Ensco, helped. Underweighting and then selling natural gas firm Chesapeake Energy also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 944.80	$ 5.66
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.38%
Actual		$ 1,000.00	$ 943.50	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.92%
Actual		$ 1,000.00	$ 941.00	$ 9.27
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.62
Class C	1.91%
Actual		$ 1,000.00	$ 940.80	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.85%
Actual		$ 1,000.00	$ 946.10	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	12.4	15.0
Exxon Mobil Corp.	10.3	7.3
Occidental Petroleum Corp.	7.6	7.6
National Oilwell Varco, Inc.	4.8	4.4
EQT Corp.	3.5	0.0
Hess Corp.	3.5	4.8
Cabot Oil & Gas Corp.	3.3	0.0
Noble Corp.	3.2	1.5
Schlumberger Ltd.	3.1	5.6
Apache Corp.	2.6	2.5
	54.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Oil, Gas & Consumable Fuels	73.8%
Energy Equipment & Services	23.3%
Chemicals	0.6%
Construction & Engineering	0.4%
Hotels, Restaurants & Leisure	0.0%
All Others*	1.9%

As of January 31, 2012
Oil, Gas & Consumable Fuels	71.7%
Energy Equipment & Services	26.1%
Chemicals	1.5%
Construction & Engineering	0.5%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
LyondellBasell Industries NV Class A	83,610	$ 3,723,153
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
Foster Wheeler AG (a)	158,675	2,862,497
ENERGY EQUIPMENT & SERVICES - 23.3%
Oil & Gas Drilling - 7.2%
Discovery Offshore S.A. (a)(e)	748,490	1,303,871
Ensco PLC Class A	223,851	12,161,825
Noble Corp.	559,864	20,714,968
Northern Offshore Ltd.	335,687	562,490
Ocean Rig UDW, Inc. (United States)	163,500	2,450,865
Rowan Companies PLC (a)	213,866	7,513,113
Tuscany International Drilling, Inc. (a)	1,080,000	350,003
Vantage Drilling Co. (a)	945,900	1,485,063
		46,542,198
Oil & Gas Equipment & Services - 16.1%
Anton Oilfield Services Group	438,000	86,982
Baker Hughes, Inc.	38,600	1,787,952
Cameron International Corp. (a)	36,000	1,809,720
Compagnie Generale de Geophysique SA (a)	126,178	3,611,621
FMC Technologies, Inc. (a)	97,300	4,390,176
Fugro NV (Certificaten Van Aandelen) unit	184,345	12,078,063
Gulfmark Offshore, Inc. Class A (a)	143,927	5,174,176
Halliburton Co.	240,615	7,971,575
McDermott International, Inc. (a)	167,806	1,963,330
National Oilwell Varco, Inc.	432,307	31,255,796
Oil States International, Inc. (a)	86,650	6,299,455
Schlumberger Ltd.	286,593	20,422,617
Schoeller-Bleckmann Oilfield Equipment AG	8,662	729,095
Superior Energy Services, Inc. (a)	89,484	1,939,118
Total Energy Services, Inc.	53,200	753,293
Weatherford International Ltd. (a)	328,867	3,962,847
		104,235,816
TOTAL ENERGY EQUIPMENT & SERVICES		150,778,014
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Icahn Enterprises LP rights (a)	66,553	1
OIL, GAS & CONSUMABLE FUELS - 73.8%
Coal & Consumable Fuels - 1.2%
Cloud Peak Energy, Inc. (a)	93,300	1,544,115
Peabody Energy Corp.	299,526	6,254,103
		7,798,218

	Shares	Value
Integrated Oil & Gas - 39.2%
Chevron Corp.	730,491	$ 80,047,206
Exxon Mobil Corp.	770,528	66,920,357
Hess Corp.	479,661	22,620,813
InterOil Corp. (a)(d)	60,200	5,155,528
Murphy Oil Corp.	120,406	6,460,986
Occidental Petroleum Corp.	567,477	49,387,523
Royal Dutch Shell PLC Class A sponsored ADR	163,300	11,137,060
Suncor Energy, Inc.	403,460	12,334,929
		254,064,402
Oil & Gas Exploration & Production - 24.9%
Anadarko Petroleum Corp.	152,141	10,564,671
Apache Corp.	193,186	16,637,178
Atlas Resource Partners LP	1,391	34,845
Bill Barrett Corp. (a)	27,500	579,150
BPZ Energy, Inc. (a)	263,764	601,382
C&C Energia Ltd. (a)	122,600	768,962
Cabot Oil & Gas Corp.	498,790	21,043,950
Carrizo Oil & Gas, Inc. (a)	26,300	663,023
Cobalt International Energy, Inc. (a)	140,000	3,514,000
Comstock Resources, Inc. (a)	338,606	5,478,645
Concho Resources, Inc. (a)	28,703	2,446,931
Energen Corp.	26,388	1,351,329
EOG Resources, Inc.	114,179	11,190,684
EQT Corp.	405,700	22,881,480
EV Energy Partners LP	61,000	3,345,850
Gran Tierra Energy, Inc. (Canada) (a)	398,872	1,825,619
Halcon Resources Corp. (f)	300,000	1,980,000
Harvest Natural Resources, Inc. (a)(d)	130,481	1,028,190
Kodiak Oil & Gas Corp. (a)(d)	79,900	667,165
Marathon Oil Corp.	240,164	6,357,141
Midstates Petroleum Co., Inc.	61,400	523,128
Noble Energy, Inc.	143,054	12,507,211
Northern Oil & Gas, Inc. (a)	54,100	852,616
Painted Pony Petroleum Ltd. (a)(e)	5,000	46,617
Pioneer Natural Resources Co.	140,900	12,487,967
Plains Exploration & Production Co. (a)	115,700	4,623,372
Rosetta Resources, Inc. (a)	203,781	8,501,743
SM Energy Co.	138,493	6,521,635
Southwestern Energy Co. (a)	52,600	1,748,950
TAG Oil Ltd. (a)	74,600	521,460
TAG Oil Ltd. (e)	11,400	79,687
		161,374,581
Oil & Gas Refining & Marketing - 5.9%
Calumet Specialty Products Partners LP	121,335	3,100,109
Marathon Petroleum Corp.	219,187	10,367,545
Northern Tier Energy LP Class A	203,406	3,138,555
Tesoro Corp.	497,065	13,743,847
Valero Energy Corp.	281,245	7,734,238
		38,084,294
Oil & Gas Storage & Transport - 2.6%
Atlas Energy LP	32,035	1,006,860
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Atlas Pipeline Partners, LP	110,200	$ 3,664,150
Cheniere Energy, Inc. (a)	73,955	1,008,007
Markwest Energy Partners LP	36,000	1,892,520
Tesoro Logistics LP	65,366	2,385,205
Williams Companies, Inc.	204,810	6,510,910
		16,467,652
TOTAL OIL, GAS & CONSUMABLE FUELS		477,789,147
TOTAL COMMON STOCKS (Cost $601,233,054)		635,152,812
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.17% (b)	11,938,490	11,938,490
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	5,169,750	5,169,750
TOTAL MONEY MARKET FUNDS (Cost $17,108,240)		17,108,240
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $618,341,294)	652,261,052
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(4,687,740)
NET ASSETS - 100%	$ 647,573,312
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,430,175 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,980,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 2,700,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,511
Fidelity Securities Lending Cash Central Fund	120,606
Total	$ 131,117
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 635,152,812	$ 631,541,190	$ 3,611,621	$ 1
Money Market Funds	17,108,240	17,108,240	-	-
Total Investments in Securities:	$ 652,261,052	$ 648,649,430	$ 3,611,621	$ 1
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.4%
United Kingdom	4.8%
Switzerland	4.2%
Canada	3.1%
Curacao	3.1%
Netherlands	2.5%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,970,802) - See accompanying schedule: Unaffiliated issuers (cost $601,233,054)	$ 635,152,812
Fidelity Central Funds (cost $17,108,240)	17,108,240
Total Investments (cost $618,341,294)		$ 652,261,052
Receivable for investments sold		6,668,144
Receivable for fund shares sold		513,460
Dividends receivable		61,871
Distributions receivable from Fidelity Central Funds		19,710
Other receivables		13,854
Total assets		659,538,091

Liabilities
Payable for investments purchased	$ 4,668,492
Payable for fund shares redeemed	1,383,348
Accrued management fee	294,986
Distribution and service plan fees payable	239,420
Other affiliated payables	163,077
Other payables and accrued expenses	45,706
Collateral on securities loaned, at value	5,169,750
Total liabilities		11,964,779

Net Assets		$ 647,573,312
Net Assets consist of:
Paid in capital		$ 676,197,162
Accumulated net investment loss		(503,083)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,040,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,919,419
Net Assets		$ 647,573,312

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($253,331,873 ÷ 7,516,040 shares)	$ 33.71

Maximum offering price per share (100/94.25 of $33.71)	$ 35.77
Class T: Net Asset Value and redemption price per share ($215,488,059 ÷ 6,264,385 shares)	$ 34.40

Maximum offering price per share (100/96.50 of $34.40)	$ 35.65
Class B: Net Asset Value and offering price per share ($28,557,727 ÷ 909,266 shares)A	$ 31.41

Class C: Net Asset Value and offering price per share ($93,503,953 ÷ 2,955,799 shares)A	$ 31.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($56,691,700 ÷ 1,607,132 shares)	$ 35.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 12,930,947
Interest		5,903
Income from Fidelity Central Funds		131,117
Total income		13,067,967

Expenses
Management fee	$ 3,872,271
Transfer agent fees	1,952,670
Distribution and service plan fees	3,236,374
Accounting and security lending fees	249,221
Custodian fees and expenses	30,688
Independent trustees' compensation	4,638
Registration fees	97,452
Audit	47,577
Legal	2,610
Miscellaneous	8,149
Total expenses before reductions	9,501,650
Expense reductions	(24,920)	9,476,730
Net investment income (loss)		3,591,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(47,746,242)
Foreign currency transactions	(5,773)
Total net realized gain (loss)		(47,752,015)
Change in net unrealized appreciation (depreciation) on: Investment securities	(91,974,915)
Assets and liabilities in foreign currencies	(454)
Total change in net unrealized appreciation (depreciation)		(91,975,369)
Net gain (loss)		(139,727,384)
Net increase (decrease) in net assets resulting from operations		$ (136,136,147)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,591,237	$ 609,873
Net realized gain (loss)	(47,752,015)	108,257,689
Change in net unrealized appreciation (depreciation)	(91,975,369)	148,374,915
Net increase (decrease) in net assets resulting from operations	(136,136,147)	257,242,477
Distributions to shareholders from net investment income	(3,625,437)	(1,542,989)
Share transactions - net increase (decrease)	(71,627,600)	7,476,541
Redemption fees	37,255	27,523
Total increase (decrease) in net assets	(211,351,929)	263,203,552

Net Assets
Beginning of period	858,925,241	595,721,689
End of period (including accumulated net investment loss of $503,083 and accumulated net investment loss of $187, respectively)	$ 647,573,312	$ 858,925,241

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 40.17	$ 27.70	$ 25.82	$ 50.24	$ 48.28
Income from Investment Operations
Net investment income (loss) C	.25	.11	(.05)	(.04)	(.17)
Net realized and unrealized gain (loss)	(6.50)	12.47	1.93	(17.48)	5.59
Total from investment operations	(6.25)	12.58	1.88	(17.52)	5.42
Distributions from net investment income	(.21)	(.11)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.46)
Total distributions	(.21)	(.11)	-	(6.90)	(3.46)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 33.71	$ 40.17	$ 27.70	$ 25.82	$ 50.24
Total Return A, B	(15.58)%	45.46%	7.28%	(38.86)%	11.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.16%	1.20%	1.22%	1.14%
Expenses net of fee waivers, if any	1.17%	1.16%	1.20%	1.22%	1.14%
Expenses net of all reductions	1.17%	1.16%	1.19%	1.21%	1.14%
Net investment income (loss)	.72%	.30%	(.16)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,332	$ 331,120	$ 214,407	$ 216,595	$ 355,200
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 41.04	$ 28.33	$ 26.47	$ 51.40	$ 49.26
Income from Investment Operations
Net investment income (loss) C	.18	.03	(.11)	(.10)	(.29)
Net realized and unrealized gain (loss)	(6.65)	12.75	1.97	(17.93)	5.72
Total from investment operations	(6.47)	12.78	1.86	(18.03)	5.43
Distributions from net investment income	(.17)	(.07)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.29)
Total distributions	(.17)	(.07)	-	(6.90)	(3.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.40	$ 41.04	$ 28.33	$ 26.47	$ 51.40
Total Return A, B	(15.77)%	45.16%	7.03%	(38.99)%	11.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.37%	1.41%	1.45%	1.36%
Expenses net of fee waivers, if any	1.38%	1.37%	1.41%	1.45%	1.36%
Expenses net of all reductions	1.38%	1.37%	1.41%	1.45%	1.35%
Net investment income (loss)	.50%	.09%	(.37)%	(.38)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,488	$ 290,512	$ 219,051	$ 224,376	$ 407,784
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 37.61	$ 26.06	$ 24.48	$ 48.35	$ 46.64
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.25)	(.22)	(.56)
Net realized and unrealized gain (loss)	(6.09)	11.71	1.83	(16.75)	5.41
Total from investment operations	(6.10)	11.56	1.58	(16.97)	4.85
Distributions from net investment income	(.10)	(.01)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.14)
Total distributions	(.10)	(.01)	-	(6.90)	(3.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.41	$ 37.61	$ 26.06	$ 24.48	$ 48.35
Total Return A, B	(16.22)%	44.38%	6.45%	(39.31)%	10.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.93%	1.96%	1.96%	1.93%
Expenses net of fee waivers, if any	1.92%	1.93%	1.96%	1.96%	1.93%
Expenses net of all reductions	1.92%	1.92%	1.95%	1.96%	1.93%
Net investment income (loss)	(.03)%	(.46)%	(.92)%	(.89)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,558	$ 49,793	$ 44,330	$ 47,795	$ 98,602
Portfolio turnover rate E	88%	91%	103%	148%	90%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 37.88	$ 26.25	$ 24.65	$ 48.63	$ 46.88
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.25)	(.21)	(.54)
Net realized and unrealized gain (loss)	(6.13)	11.80	1.85	(16.87)	5.45
Total from investment operations	(6.14)	11.65	1.60	(17.08)	4.91
Distributions from net investment income	(.11)	(.02)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.16)
Total distributions	(.11)	(.02)	-	(6.90)	(3.16)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.63	$ 37.88	$ 26.25	$ 24.65	$ 48.63
Total Return A, B	(16.22)%	44.38%	6.49%	(39.31)%	10.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.90%	1.94%	1.96%	1.87%
Expenses net of fee waivers, if any	1.92%	1.90%	1.94%	1.96%	1.87%
Expenses net of all reductions	1.91%	1.89%	1.93%	1.95%	1.87%
Net investment income (loss)	(.03)%	(.43)%	(.90)%	(.88)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 93,504	$ 133,476	$ 90,596	$ 86,650	$ 156,393
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 28.87	$ 26.83	$ 51.76	$ 49.68
Income from Investment Operations
Net investment income (loss) B	.37	.23	.04	.03	(.02)
Net realized and unrealized gain (loss)	(6.79)	12.99	2.00	(18.06)	5.74
Total from investment operations	(6.42)	13.22	2.04	(18.03)	5.72
Distributions from net investment income	(.25)	(.14)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.64)
Total distributions	(.25)	(.14)	-	(6.90)	(3.64)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 35.28	$ 41.95	$ 28.87	$ 26.83	$ 51.76
Total Return A	(15.31)%	45.87%	7.60%	(38.68)%	11.83%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.86%	.90%	.95%	.85%
Expenses net of fee waivers, if any	.86%	.86%	.90%	.95%	.85%
Expenses net of all reductions	.85%	.85%	.90%	.94%	.85%
Net investment income (loss)	1.03%	.60%	.14%	.13%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,692	$ 54,024	$ 27,338	$ 18,631	$ 22,250
Portfolio turnover rate D	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Gross unrealized appreciation	$ 70,476,487
Gross unrealized depreciation	(39,744,261)
Net unrealized appreciation (depreciation) on securities and other investments	$ 30,732,226

Tax Cost	$ 621,528,826

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (42,733,087)
Net unrealized appreciation (depreciation)	$ 30,731,887

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (2,848,921)
2018	(2,715,383)
Total with expiration	(5,564,304)
No expiration
Short-term	(37,168,783)
Total capital loss carryforward	$ (42,733,087)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $16,119,567 of losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,625,437	$ 1,542,989

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $616,352,470 and $698,886,570, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 673,541	$ 15,540
Class T	.25%	.25%	1,163,443	5,233
Class B	.75%	.25%	358,877	269,382
Class C	.75%	.25%	1,040,513	147,717
			$ 3,236,374	$ 437,872

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 129,173
Class T	25,570
Class B*	56,910
Class C*	15,188
$ 226,841

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 807,721.30
Class T	611,222.26
Class B	108,124.30
Class C	305,678.29
Institutional Class	119,925.23
	$ 1,952,670

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,115 for the period.

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,020 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $120,606, including $455 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,920 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,638,737	$ 788,179
Class T	1,147,864	537,026
Class B	121,615	21,298
Class C	359,185	59,062
Institutional Class	358,036	137,424
Total	$ 3,625,437	$ 1,542,989

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,965,815	2,848,824	$ 67,878,173	$ 108,457,523
Reinvestment of distributions	41,823	20,239	1,442,046	701,079
Shares redeemed	(2,734,716)	(2,366,298)	(93,508,870)	(85,322,989)
Net increase (decrease)	(727,078)	502,765	$ (24,188,651)	$ 23,835,613
Class T
Shares sold	716,955	1,191,543	$ 25,119,936	$ 45,538,389
Reinvestment of distributions	30,771	14,153	1,084,070	502,257
Shares redeemed	(1,562,534)	(1,858,422)	(54,290,373)	(68,540,609)
Net increase (decrease)	(814,808)	(652,726)	$ (28,086,367)	$ (22,499,963)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class B
Shares sold	77,487	118,268	$ 2,508,867	$ 4,084,617
Reinvestment of distributions	3,337	560	107,704	18,656
Shares redeemed	(495,555)	(495,702)	(15,865,000)	(16,527,555)
Net increase (decrease)	(414,731)	(376,874)	$ (13,248,429)	$ (12,424,282)
Class C
Shares sold	443,617	964,253	$ 14,508,195	$ 34,720,800
Reinvestment of distributions	9,390	1,513	305,281	50,476
Shares redeemed	(1,020,680)	(893,659)	(32,456,638)	(30,160,985)
Net increase (decrease)	(567,673)	72,107	$ (17,643,162)	$ 4,610,291
Institutional Class
Shares sold	947,827	771,369	$ 33,843,047	$ 30,606,839
Reinvestment of distributions	7,770	3,300	279,800	119,042
Shares redeemed	(636,276)	(433,932)	(22,583,838)	(16,770,999)
Net increase (decrease)	319,321	340,737	$ 11,539,009	$ 13,954,882

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-4.49%	-12.41%	-1.70%
Class T (incl. 3.50% sales charge)	-2.50%	-12.23%	-1.71%
Class B (incl. contingent deferred sales charge) A	-4.38%	-12.35%	-1.62%
Class C (incl. contingent deferred sales charge) B	-0.48%	-12.03%	-1.82%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 1.34%, 1.03%, 0.62% and 0.52%, respectively (excluding sales charges), lagging the 2.44% advance of the MSCI® U.S. IM Financials 25/50 Index and the broadly based S&P 500®. Investment banking/brokerage, diversified banks and property/casualty insurance detracted versus the MSCI index. An average overweighting in investment banking/brokerage hurt, as did specific stocks, including online broker E*TRADE Financial, whose shares declined amid news the company was not for sale, and commodities/derivatives broker MF Global Holdings, whose stock plunged after a sizable investment in European government debt went south. By contrast, positioning in other diversified financial services, specialized real estate investment trusts (REITs) and out-of-index data processing/outsourced services aided performance. In terms of individual contributors, the fund benefited from an average underweighting in diversified financial Bank of America, as low interest rates and sluggish loan growth pressured its returns. Shares of card processor MasterCard rallied sharply, as more people worldwide paid with plastic. MasterCard was not in the MSCI index, and MasterCard and MF Global were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.27%
Actual		$ 1,000.00	$ 1,036.70	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.37
Class T	1.53%
Actual		$ 1,000.00	$ 1,034.80	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,017.26	$ 7.67
Class B	2.02%
Actual		$ 1,000.00	$ 1,032.70	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.12
Class C	2.02%
Actual		$ 1,000.00	$ 1,031.90	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.12
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,037.80	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.0	5.2
Big Yellow Group PLC	3.6	1.2
PNC Financial Services Group, Inc.	3.5	0.0
HCP, Inc.	3.4	0.8
Health Care REIT, Inc.	3.1	0.2
CME Group, Inc.	3.0	0.0
ACE Ltd.	2.5	2.2
BanColombia SA sponsored ADR	2.3	0.6
The NASDAQ Stock Market, Inc.	2.2	0.0
Prudential Financial, Inc.	2.1	0.2
	29.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Real Estate Investment Trusts	28.1%
Commercial Banks	17.7%
Diversified Financial Services	13.0%
Insurance	12.8%
Capital Markets	10.9%
All Others*	17.5%

As of January 31, 2012
Capital Markets	17.0%
Commercial Banks	16.7%
Diversified Financial Services	16.6%
Real Estate Investment Trusts	16.0%
Insurance	14.6%
All Others*	19.1%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
CAPITAL MARKETS - 10.9%
Asset Management & Custody Banks - 8.1%
A.F.P. Provida SA sponsored ADR	5,200	$ 454,116
Affiliated Managers Group, Inc. (a)	2,314	258,219
Ameriprise Financial, Inc.	200	10,344
Apollo Global Management LLC Class A	109,139	1,481,016
Ares Capital Corp.	42,600	708,438
Bank of New York Mellon Corp.	78,456	1,669,544
BlackRock, Inc. Class A	56	9,535
Cetip SA	46,600	590,573
Fortress Investment Group LLC	51,700	195,426
Franklin Resources, Inc.	4,623	531,414
Invesco Ltd.	538	11,906
Julius Baer Group Ltd.	300	10,755
Legg Mason, Inc.	853	20,916
Northern Trust Corp.	7,007	318,118
State Street Corp.	10,253	414,016
The Blackstone Group LP	119,759	1,658,662
		8,342,998
Diversified Capital Markets - 0.2%
Credit Suisse Group sponsored ADR	472	8,052
HFF, Inc. (a)	10,500	137,130
UBS AG (NY Shares)	9,733	103,170
		248,352
Investment Banking & Brokerage - 2.6%
Charles Schwab Corp.	900	11,367
E*TRADE Financial Corp. (a)	1,059	8,080
Evercore Partners, Inc. Class A	57,400	1,329,958
GFI Group, Inc.	320,278	1,018,484
Goldman Sachs Group, Inc.	2,588	261,129
Greenhill & Co., Inc.	600	23,832
Investment Technology Group, Inc. (a)	1,125	9,315
Lazard Ltd. Class A	443	11,895
Macquarie Group Ltd.	393	10,317
Monex Group, Inc.	32	5,193
Morgan Stanley	253	3,456
Nomura Holdings, Inc. sponsored ADR (d)	2,800	9,744
		2,702,770
TOTAL CAPITAL MARKETS		11,294,120
COMMERCIAL BANKS - 17.7%
Diversified Banks - 6.5%
Banco ABC Brasil SA	9,500	49,651
Banco Bradesco SA (PN) sponsored ADR	700	10,738
Banco de Chile sponsored ADR	101	8,629
Banco Macro SA sponsored ADR (a)	600	7,362
Banco Pine SA	228	1,494
Banco Santander Chile sponsored ADR	100	7,516
Banco Santander SA (Spain) sponsored ADR (d)	1,700	10,132
Banco Santander SA (Brasil) ADR	56,610	431,934

	Shares	Value
BanColombia SA sponsored ADR (d)	37,995	$ 2,349,611
Bangkok Bank Public Co. Ltd. (For. Reg.)	15,900	105,091
Bank of Baroda	5,117	60,426
Bank of the Philippine Islands (BPI)	15,110	26,278
Barclays PLC sponsored ADR	181,186	1,895,206
BBVA Banco Frances SA sponsored ADR (a)	2,300	7,843
BNP Paribas SA	202	7,498
China CITIC Bank Corp. Ltd. (H Shares)	25,000	12,638
Comerica, Inc.	9,200	277,932
CorpBanca SA sponsored ADR	550	10,219
Credicorp Ltd. (NY Shares)	1,828	211,938
Credit Agricole SA (a)	200	859
Development Credit Bank Ltd. (a)	27,538	19,925
Grupo Financiero Galicia SA sponsored ADR (a)(d)	1,800	8,352
Guaranty Trust Bank PLC GDR (Reg. S)	5,300	30,740
Hana Financial Group, Inc.	2,410	77,053
Hong Leong Bank Bhd	3,400	14,864
HSBC Holdings PLC sponsored ADR	300	12,540
ICICI Bank Ltd. sponsored ADR	333	11,528
Industrial & Commercial Bank of China Ltd. (H Shares)	6,000	3,443
Intesa Sanpaolo SpA	8,105	10,301
Itau Unibanco Banco Multiplo SA sponsored ADR	619	9,786
KB Financial Group, Inc.	2,210	69,595
Malayan Banking Bhd	30,757	86,232
National Australia Bank Ltd.	254	6,668
Nordea Bank AB	1,200	11,222
PT Bank Bukopin Tbk	3,926,500	261,905
PT Bank Central Asia Tbk	13,500	11,435
Raiffeisen International Bank-Holding AG (d)	1,300	42,955
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	1,100	12,259
Standard Chartered PLC (United Kingdom)	1,488	34,166
Sumitomo Mitsui Financial Group, Inc.	1,300	40,939
Swedbank AB (A Shares)	900	15,696
The Jammu & Kashmir Bank Ltd.	7,298	120,169
The Toronto-Dominion Bank	100	7,870
U.S. Bancorp	301	10,084
UniCredit SpA (a)	630	2,146
United Overseas Bank Ltd.	1,000	16,072
Wells Fargo & Co.	8,150	275,552
Yes Bank Ltd.	1,839	12,088
		6,728,580
Regional Banks - 11.2%
Alerus Financial Corp.	435	12,402
Banco Daycoval SA (PN)	16,000	74,566
Bancorp New Jersey, Inc.	100	1,030
BancTrust Financial Group, Inc. (a)	28,700	84,952
Bank of Hawaii Corp.	300	14,013
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Bank of the Ozarks, Inc.	7,716	$ 248,378
BB&T Corp.	870	27,292
Boston Private Financial Holdings, Inc.	2,200	20,702
Bridge Capital Holdings (a)	48,490	753,050
BS Financial Group, Inc.	52,600	555,927
Canadian Western Bank, Edmonton (d)	6,000	157,172
Cascade Bancorp (a)	900	4,662
CIT Group, Inc. (a)	7,654	279,524
Citizens & Northern Corp.	520	9,615
City Holding Co.	500	16,525
City National Corp.	300	14,784
CNB Financial Corp., Pennsylvania	803	13,225
CoBiz, Inc.	127,900	856,930
Cullen/Frost Bankers, Inc.	100	5,531
Fifth Third Bancorp	89,100	1,231,362
First Business Finance Services, Inc.	500	10,905
First Commonwealth Financial Corp.	15,322	107,407
First Interstate Bancsystem, Inc.	68,712	990,140
First Midwest Bancorp, Inc., Delaware	1,200	13,560
First Republic Bank	3,081	100,225
FirstMerit Corp.	800	12,960
FNB Corp., Pennsylvania	1,100	11,968
Glacier Bancorp, Inc.	924	14,017
Huntington Bancshares, Inc.	77,012	478,630
KeyCorp	1,500	11,970
NBT Bancorp, Inc.	200	4,202
Northrim Bancorp, Inc.	2,269	45,743
Pacific Continental Corp.	19,828	183,012
PNC Financial Services Group, Inc.	60,928	3,600,845
PrivateBancorp, Inc.	900	13,788
PT Bank Tabungan Negara Tbk	1,250,000	181,313
Regions Financial Corp.	1,757	12,229
Sandy Spring Bancorp, Inc.	200	3,562
Savannah Bancorp, Inc. (a)	8,798	50,589
SCBT Financial Corp.	800	29,632
SunTrust Banks, Inc.	392	9,271
Susquehanna Bancshares, Inc.	37,614	400,965
SVB Financial Group (a)	312	18,037
Synovus Financial Corp.	23,182	44,046
TCF Financial Corp.	1,137	11,745
Texas Capital Bancshares, Inc. (a)	2,300	99,107
UMB Financial Corp.	2,300	110,538
Umpqua Holdings Corp.	100	1,248
Valley National Bancorp	3,053	28,393
Virginia Commerce Bancorp, Inc. (a)	3,000	24,210
Washington Trust Bancorp, Inc.	6,544	162,422
Webster Financial Corp.	5,300	108,756
Westamerica Bancorp.	100	4,600

	Shares	Value
Western Alliance Bancorp. (a)	39,600	$ 365,112
Zions Bancorporation	84	1,529
		11,648,318
TOTAL COMMERCIAL BANKS		18,376,898
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	1,000	13,932
CONSUMER FINANCE - 1.3%
Consumer Finance - 1.3%
American Express Co.	123	7,098
Capital One Financial Corp.	144	8,135
DFC Global Corp. (a)	2,000	38,340
Discover Financial Services	1,495	53,760
EZCORP, Inc. (non-vtg.) Class A (a)	16,066	361,485
First Cash Financial Services, Inc. (a)	3,390	135,939
Green Dot Corp. Class A (a)(d)	422	4,406
International Personal Finance PLC	176	773
Nelnet, Inc. Class A	700	16,457
Netspend Holdings, Inc. (a)	1,331	11,713
PT Clipan Finance Indonesia Tbk	338,000	15,209
Regional Management Corp.	11,300	170,517
SLM Corp.	31,765	507,922
		1,331,754
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	350	10,273
DIVERSIFIED FINANCIAL SERVICES - 13.0%
Other Diversified Financial Services - 4.2%
Bank of America Corp.	35,743	262,354
Citigroup, Inc.	151,547	4,111,467
JPMorgan Chase & Co.	50	1,800
		4,375,621
Specialized Finance - 8.8%
BM&F Bovespa SA	1,900	10,663
CBOE Holdings, Inc.	60,875	1,734,938
CME Group, Inc.	59,705	3,111,228
IntercontinentalExchange, Inc. (a)	3,284	430,926
MarketAxess Holdings, Inc.	900	27,198
Moody's Corp.	4,831	195,800
NYSE Euronext	400	10,192
PHH Corp. (a)(d)	79,316	1,285,712
The NASDAQ Stock Market, Inc.	100,649	2,284,732
		9,091,389
TOTAL DIVERSIFIED FINANCIAL SERVICES		13,467,010
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV (a)	1,200	14,653
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.6%
Casinos & Gaming - 0.6%
Boyd Gaming Corp. (a)(d)	94,400	$ 538,080
Las Vegas Sands Corp.	2,627	95,675
MGM Mirage, Inc. (a)	915	8,711
Wynn Resorts Ltd.	71	6,656
		649,122
Hotels, Resorts & Cruise Lines - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	200	10,830
TOTAL HOTELS, RESTAURANTS & LEISURE		659,952
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
M.D.C. Holdings, Inc.	400	12,744
PulteGroup, Inc. (a)	1,400	15,820
		28,564
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Keppel Corp. Ltd.	1,000	8,984
INSURANCE - 12.8%
Insurance Brokers - 0.4%
Aon PLC	300	14,760
Brasil Insurance Participacoes e Administracao SA	16,500	146,142
Marsh & McLennan Companies, Inc.	6,800	225,828
National Financial Partners Corp. (a)	800	11,880
		398,610
Life & Health Insurance - 3.0%
AFLAC, Inc.	204	8,931
Citizens, Inc. Class A (a)	2,100	21,714
CNO Financial Group, Inc.	1,900	15,751
Delta Lloyd NV	800	10,449
FBL Financial Group, Inc. Class A	400	12,380
Lincoln National Corp.	14,800	296,740
MetLife, Inc.	17,035	524,167
Phoenix Companies, Inc. (a)	5,700	9,291
Ping An Insurance Group Co. China Ltd. (H Shares)	3,000	23,541
Prudential Financial, Inc.	43,854	2,117,271
Resolution Ltd.	2,800	9,043
StanCorp Financial Group, Inc.	300	8,928
Symetra Financial Corp.	1,100	12,793
Torchmark Corp.	300	14,925
Unum Group	600	11,334
		3,097,258
Multi-Line Insurance - 1.2%
American International Group, Inc. (a)	14,811	463,140
Assurant, Inc.	8,829	319,698

	Shares	Value
Fairfax Financial Holdings Ltd. (sub. vtg.)	200	$ 75,285
Genworth Financial, Inc. Class A (a)	45,050	227,052
Hartford Financial Services Group, Inc.	3,600	59,220
Loews Corp.	1,900	75,221
Porto Seguro SA	2,200	19,217
		1,238,833
Property & Casualty Insurance - 5.9%
ACE Ltd.	35,540	2,612,190
Allied World Assurance Co. Holdings Ltd.	1,300	98,059
Allstate Corp.	7,400	253,820
Assured Guaranty Ltd.	700	8,386
Axis Capital Holdings Ltd.	9,000	295,740
Berkshire Hathaway, Inc. Class B (a)	149	12,641
Erie Indemnity Co. Class A	163	11,620
Fidelity National Financial, Inc. Class A	715	13,313
First American Financial Corp.	9,900	181,368
The Travelers Companies, Inc.	33,700	2,111,305
W.R. Berkley Corp.	2,500	91,575
XL Group PLC Class A	22,744	469,664
		6,159,681
Reinsurance - 2.3%
Arch Capital Group Ltd. (a)	9,400	364,720
Everest Re Group Ltd.	5,000	508,500
Montpelier Re Holdings Ltd.	700	14,182
Platinum Underwriters Holdings Ltd.	9,300	353,586
RenaissanceRe Holdings Ltd.	7,750	573,423
Swiss Re Ltd.	162	10,180
Validus Holdings Ltd.	16,800	546,504
		2,371,095
TOTAL INSURANCE		13,265,477
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
eBay, Inc. (a)	309	13,689
IT SERVICES - 6.7%
Data Processing & Outsourced Services - 6.7%
Alliance Data Systems Corp. (a)	43	5,590
Cielo SA	480	13,993
Fidelity National Information Services, Inc.	600	18,864
Fiserv, Inc. (a)	233	16,340
Global Cash Access Holdings, Inc. (a)	11,600	74,936
Jack Henry & Associates, Inc.	30,400	1,055,792
Lender Processing Services, Inc.	100	2,467
MoneyGram International, Inc. (a)	700	10,892
Redecard SA	125,710	2,027,482
The Western Union Co.	106,091	1,849,166
Total System Services, Inc.	66,893	1,582,019
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
VeriFone Systems, Inc. (a)	5,705	$ 207,034
Visa, Inc. Class A	100	12,907
		6,877,482
IT Consulting & Other Services - 0.0%
Accenture PLC Class A	200	12,060
Cognizant Technology Solutions Corp. Class A (a)	149	8,459
		20,519
TOTAL IT SERVICES		6,898,001
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Middleby Corp. (a)	500	48,960
MEDIA - 0.0%
Publishing - 0.0%
McGraw-Hill Companies, Inc.	200	9,392
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Equifax, Inc.	370	17,331
IHS, Inc. Class A (a)	75	8,270
		25,601
REAL ESTATE INVESTMENT TRUSTS - 28.1%
Diversified REITs - 0.1%
American Assets Trust, Inc.	4,600	119,600
Vornado Realty Trust	200	16,700
		136,300
Industrial REITs - 0.9%
DCT Industrial Trust, Inc.	33,800	211,588
First Potomac Realty Trust	700	8,113
Prologis, Inc.	20,494	662,571
Stag Industrial, Inc.	1,100	15,906
		898,178
Mortgage REITs - 1.8%
American Capital Agency Corp. (d)	22,375	786,258
American Capital Mortgage Investment Corp.	1,700	41,735
Invesco Mortgage Capital, Inc.	36,200	716,398
Pennymac Mortgage Investment Trust	700	14,749
Two Harbors Investment Corp.	26,400	302,808
		1,861,948
Office REITs - 4.9%
Boston Properties, Inc.	15,900	1,763,310
Corporate Office Properties Trust (SBI)	400	8,904
Douglas Emmett, Inc.	51,312	1,206,345
Highwoods Properties, Inc. (SBI)	13,080	443,020
Kilroy Realty Corp.	3,100	146,754
Lexington Corporate Properties Trust (d)	149,800	1,339,212

	Shares	Value
MPG Office Trust, Inc. (a)(d)	5,300	$ 15,688
SL Green Realty Corp.	1,800	141,750
		5,064,983
Residential REITs - 4.7%
American Campus Communities, Inc.	6,749	321,657
Apartment Investment & Management Co. Class A	10,541	289,140
AvalonBay Communities, Inc.	79	11,620
BRE Properties, Inc.	500	26,340
Camden Property Trust (SBI)	12,850	916,334
Campus Crest Communities, Inc.	1,100	12,056
Colonial Properties Trust (SBI)	33,600	761,040
Equity Lifestyle Properties, Inc.	6,700	481,864
Equity Residential (SBI)	12,400	785,044
Essex Property Trust, Inc.	200	31,472
Home Properties, Inc.	3,000	196,830
Post Properties, Inc.	13,085	675,840
UDR, Inc.	11,348	301,970
		4,811,207
Retail REITs - 1.4%
Federal Realty Investment Trust (SBI)	1,903	206,780
Glimcher Realty Trust	400	4,008
Kimco Realty Corp.	700	13,643
Realty Income Corp.	9,050	372,860
Simon Property Group, Inc.	5,038	808,549
Urstadt Biddle Properties, Inc. Class A	1,300	24,687
		1,430,527
Specialized REITs - 14.3%
American Tower Corp.	300	21,693
Big Yellow Group PLC	764,019	3,737,346
CubeSmart	1,000	11,990
DiamondRock Hospitality Co.	27,200	257,312
HCP, Inc.	74,394	3,512,141
Health Care REIT, Inc.	51,099	3,179,891
Host Hotels & Resorts, Inc.	15,700	230,476
National Health Investors, Inc.	5,400	289,926
Plum Creek Timber Co., Inc.	600	24,354
Potlatch Corp.	1,300	44,993
Public Storage	2,034	302,964
Rayonier, Inc.	13,600	648,584
Sovran Self Storage, Inc.	400	22,840
Strategic Hotel & Resorts, Inc. (a)	147,284	892,541
Sunstone Hotel Investors, Inc. (a)	16,200	162,162
Ventas, Inc.	22,436	1,508,821
Weyerhaeuser Co.	500	11,675
		14,859,709
TOTAL REAL ESTATE INVESTMENT TRUSTS		29,062,852
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Diversified Real Estate Activities - 0.8%
Tejon Ranch Co. (a)	5,964	$ 155,004
The St. Joe Co. (a)(d)	35,468	600,473
		755,477
Real Estate Development - 0.0%
Bukit Sembawang Estates Ltd.	7,000	26,438
Real Estate Operating Companies - 0.1%
BR Malls Participacoes SA	700	8,171
Castellum AB	927	12,452
Forest City Enterprises, Inc. Class A (a)	6,300	88,893
Thomas Properties Group, Inc.	2,262	11,400
		120,916
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	5,987	93,277
Jones Lang LaSalle, Inc.	116	7,736
Kennedy-Wilson Holdings, Inc.	2,000	27,360
		128,373
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,031,204
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	500	5,645
Fair Isaac Corp.	100	4,329
		9,974
SPECIALTY RETAIL - 1.1%
Computer & Electronics Retail - 1.1%
Rent-A-Center, Inc.	32,473	1,154,740
Home Improvement Retail - 0.0%
Home Depot, Inc.	300	15,654
TOTAL SPECIALTY RETAIL		1,170,394
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	500	12,180

	Shares	Value
Brookline Bancorp, Inc., Delaware	800	$ 6,728
Cape Bancorp, Inc. (a)	1,400	12,992
Cheviot Financial Corp.	4,910	42,963
Eagle Bancorp Montana, Inc.	300	3,051
Hudson City Bancorp, Inc.	800	5,080
People's United Financial, Inc.	1,100	12,606
		95,600
TOTAL COMMON STOCKS (Cost $97,877,904)		96,837,284
Money Market Funds - 10.5%

Fidelity Cash Central Fund, 0.17% (b)	5,957,990	5,957,990
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	4,910,355	4,910,355
TOTAL MONEY MARKET FUNDS (Cost $10,868,345)		10,868,345
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $108,746,249)	107,705,629
NET OTHER ASSETS (LIABILITIES) - (3.9)%	(4,067,840)
NET ASSETS - 100%	$ 103,637,789
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,802
Fidelity Securities Lending Cash Central Fund	23,394
Total	$ 30,196
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 96,837,284	$ 96,721,557	$ 115,727	$ -
Money Market Funds	10,868,345	10,868,345	-	-
Total Investments in Securities:	$ 107,705,629	$ 107,589,902	$ 115,727	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.2%
United Kingdom	5.4%
Brazil	3.4%
Bermuda	2.8%
Switzerland	2.7%
Colombia	2.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,779,426) - See accompanying schedule: Unaffiliated issuers (cost $97,877,904)	$ 96,837,284
Fidelity Central Funds (cost $10,868,345)	10,868,345
Total Investments (cost $108,746,249)		$ 107,705,629
Foreign currency held at value (cost $5)		5
Receivable for investments sold		4,636,753
Receivable for fund shares sold		83,750
Dividends receivable		73,389
Distributions receivable from Fidelity Central Funds		2,122
Other receivables		38,538
Total assets		112,540,186

Liabilities
Payable for investments purchased	$ 3,683,982
Payable for fund shares redeemed	146,702
Accrued management fee	48,124
Distribution and service plan fees payable	42,084
Other affiliated payables	28,138
Other payables and accrued expenses	43,012
Collateral on securities loaned, at value	4,910,355
Total liabilities		8,902,397

Net Assets		$ 103,637,789
Net Assets consist of:
Paid in capital		$ 193,695,338
Undistributed net investment income		195,946
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,211,093)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,042,402)
Net Assets		$ 103,637,789

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,055,319 ÷ 4,621,936 shares)	$ 10.18

Maximum offering price per share (100/94.25 of $10.18)	$ 10.80
Class T: Net Asset Value and redemption price per share ($24,367,456 ÷ 2,409,711 shares)	$ 10.11

Maximum offering price per share (100/96.50 of $10.11)	$ 10.48
Class B: Net Asset Value and offering price per share ($5,744,554 ÷ 586,962 shares)A	$ 9.79

Class C: Net Asset Value and offering price per share ($20,874,868 ÷ 2,152,059 shares)A	$ 9.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,595,592 ÷ 536,831 shares)	$ 10.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 2,133,434
Income from Fidelity Central Funds		30,196
Total income		2,163,630

Expenses
Management fee	$ 631,666
Transfer agent fees	339,321
Distribution and service plan fees	521,860
Accounting and security lending fees	44,790
Custodian fees and expenses	36,227
Independent trustees' compensation	797
Registration fees	60,638
Audit	52,225
Legal	721
Interest	235
Miscellaneous	1,123
Total expenses before reductions	1,689,603
Expense reductions	(100,487)	1,589,116
Net investment income (loss)		574,514
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,594,502)
Foreign currency transactions	(68,047)
Total net realized gain (loss)		(5,662,549)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,138,170
Assets and liabilities in foreign currencies	(1,253)
Total change in net unrealized appreciation (depreciation)		6,136,917
Net gain (loss)		474,368
Net increase (decrease) in net assets resulting from operations		$ 1,048,882

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 574,514	$ (682,395)
Net realized gain (loss)	(5,662,549)	(942,210)
Change in net unrealized appreciation (depreciation)	6,136,917	(2,518,839)
Net increase (decrease) in net assets resulting from operations	1,048,882	(4,143,444)
Distributions to shareholders from net investment income	(107,549)	-
Share transactions - net increase (decrease)	(27,119,342)	(16,036,954)
Redemption fees	4,119	4,715
Total increase (decrease) in net assets	(26,173,890)	(20,175,683)

Net Assets
Beginning of period	129,811,679	149,987,362
End of period (including undistributed net investment income of $195,946 and accumulated net investment loss of $116,048, respectively)	$ 103,637,789	$ 129,811,679

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 10.35	$ 9.53	$ 13.18	$ 21.02
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	(.01)	.19	.30
Net realized and unrealized gain (loss)	.06	(.27)	.93	(3.58)	(6.41)
Total from investment operations	.13	(.29)	.92	(3.39)	(6.11)
Distributions from net investment income	(.01)	-	(.10)	(.24)	(.27)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	(.01)	-	(.10)	(.26)	(1.73)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.18	$ 10.06	$ 10.35	$ 9.53	$ 13.18
Total Return A, B	1.34%	(2.80)%	9.61%	(25.87)%	(31.67)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.26%	1.27%	1.29%	1.21%
Expenses net of fee waivers, if any	1.28%	1.26%	1.27%	1.29%	1.21%
Expenses net of all reductions	1.20%	1.21%	1.22%	1.28%	1.21%
Net investment income (loss)	.72%	(.24)%	(.09)%	2.12%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,055	$ 63,937	$ 69,723	$ 68,245	$ 90,037
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 10.32	$ 9.52	$ 13.14	$ 20.94
Income from Investment Operations
Net investment income (loss) C	.04	(.05)	(.04)	.16	.26
Net realized and unrealized gain (loss)	.06	(.26)	.92	(3.56)	(6.41)
Total from investment operations	.10	(.31)	.88	(3.40)	(6.15)
Distributions from net investment income	- G	-	(.08)	(.20)	(.19)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	- G	-	(.08)	(.22)	(1.65)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.11	$ 10.01	$ 10.32	$ 9.52	$ 13.14
Total Return A, B	1.03%	(3.00)%	9.26%	(26.00)%	(31.85)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.52%	1.53%	1.55%	1.47%
Expenses net of fee waivers, if any	1.54%	1.52%	1.53%	1.55%	1.47%
Expenses net of all reductions	1.45%	1.47%	1.47%	1.54%	1.47%
Net investment income (loss)	.46%	(.49)%	(.35)%	1.86%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,367	$ 27,037	$ 33,310	$ 34,927	$ 53,526
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 10.09	$ 9.33	$ 12.85	$ 20.44
Income from Investment Operations
Net investment income (loss) C	- G	(.10)	(.09)	.12	.18
Net realized and unrealized gain (loss)	.06	(.26)	.91	(3.50)	(6.29)
Total from investment operations	.06	(.36)	.82	(3.38)	(6.11)
Distributions from net investment income	-	-	(.06)	(.12)	(.04)
Distributions from net realized gain	-	-	-	(.02)	(1.44)
Total distributions	-	-	(.06)	(.14)	(1.48)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.79	$ 9.73	$ 10.09	$ 9.33	$ 12.85
Total Return A, B	.62%	(3.57)%	8.78%	(26.35)%	(32.21)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of fee waivers, if any	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of all reductions	1.94%	1.96%	1.97%	2.03%	1.96%
Net investment income (loss)	(.03)%	(.98)%	(.85)%	1.38%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,745	$ 7,480	$ 10,992	$ 12,477	$ 20,420
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00	$ 9.25	$ 12.78	$ 20.40
Income from Investment Operations
Net investment income (loss) C	- G	(.10)	(.09)	.12	.17
Net realized and unrealized gain (loss)	.05	(.25)	.90	(3.48)	(6.24)
Total from investment operations	.05	(.35)	.81	(3.36)	(6.07)
Distributions from net investment income	-	-	(.06)	(.15)	(.09)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	-	-	(.06)	(.17)	(1.55)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.70	$ 9.65	$ 10.00	$ 9.25	$ 12.78
Total Return A, B	.52%	(3.50)%	8.79%	(26.38)%	(32.18)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of fee waivers, if any	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of all reductions	1.94%	1.96%	1.96%	2.03%	1.96%
Net investment income (loss)	(.03)%	(.99)%	(.84)%	1.37%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,875	$ 23,196	$ 30,804	$ 29,849	$ 37,777
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.28	$ 10.55	$ 9.69	$ 13.38	$ 21.32
Income from Investment Operations
Net investment income (loss) B	.10	.01	.02	.21	.36
Net realized and unrealized gain (loss)	.06	(.28)	.95	(3.63)	(6.51)
Total from investment operations	.16	(.27)	.97	(3.42)	(6.15)
Distributions from net investment income	(.02)	-	(.11)	(.25)	(.33)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	(.02)	-	(.11)	(.27)	(1.79)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.42	$ 10.28	$ 10.55	$ 9.69	$ 13.38
Total Return A	1.61%	(2.56)%	9.99%	(25.68)%	(31.47)%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	.96%	.99%	1.04%	.93%
Expenses net of fee waivers, if any	.98%	.96%	.99%	1.04%	.93%
Expenses net of all reductions	.89%	.91%	.94%	1.03%	.92%
Net investment income (loss)	1.02%	.07%	.19%	2.37%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 8,162	$ 5,158	$ 3,797	$ 5,819
Portfolio turnover rate D	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,891,913
Gross unrealized depreciation	(7,459,553)
Net unrealized appreciation (depreciation) on securities and other investments	$ (3,567,640)

Tax Cost	$ 111,273,269

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 195,956
Capital loss carryforward	$ (83,462,006)
Net unrealized appreciation (depreciation)	$ (3,569,422)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (55,672,202)
2018	(23,251,884)
2019	(450,657)
Total with expiration	(79,374,743)
No expiration
Long-term	(4,087,263)
Total no expiration	(4,087,263)
Total capital loss carryforward	$ (83,462,006)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $3,222,067 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 107,549	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $485,785,212 and $516,640,857, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 141,129	$ 21,140
Class T	.25%	.25%	118,800	472
Class B	.75%	.25%	61,047	45,809
Class C	.75%	.25%	200,884	23,893
			$ 521,860	$ 91,314

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,284
Class T	5,208
Class B*	12,843
Class C*	1,842
$ 74,177

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 169,930.30
Class T	73,838.31
Class B	18,390.30
Class C	60,523.30
Institutional Class	16,640.25
	$ 339,321

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,761 for the period.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,394, including $9 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $13,000,000. The weighted average interest rate was .65%. The interest expense amounted to $235 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $100,487 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 83,840	$ -
Class T	7,542	-
Institutional Class	16,167	-
Total	$ 107,549	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,565,665	2,161,457	$ 14,397,253	$ 22,928,387
Reinvestment of distributions	8,251	-	73,682	-
Shares redeemed	(3,304,887)	(2,543,428)	(32,600,547)	(27,053,427)
Net increase (decrease)	(1,730,971)	(381,971)	$ (18,129,612)	$ (4,125,040)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	376,369	432,428	$ 3,652,534	$ 4,608,539
Reinvestment of distributions	806	-	7,158	-
Shares redeemed	(668,164)	(958,085)	(6,208,120)	(10,097,220)
Net increase (decrease)	(290,989)	(525,657)	$ (2,548,428)	$ (5,488,681)
Class B
Shares sold	18,960	48,520	$ 183,629	$ 510,105
Shares redeemed	(200,436)	(369,736)	(1,817,467)	(3,763,785)
Net increase (decrease)	(181,476)	(321,216)	$ (1,633,838)	$ (3,253,680)
Class C
Shares sold	373,577	446,364	$ 3,534,293	$ 4,631,347
Shares redeemed	(625,998)	(1,122,959)	(5,580,570)	(11,383,791)
Net increase (decrease)	(252,421)	(676,595)	$ (2,046,277)	$ (6,752,444)
Institutional Class
Shares sold	366,163	691,657	$ 3,659,590	$ 7,779,752
Reinvestment of distributions	1,570	-	14,317	-
Shares redeemed	(624,705)	(387,007)	(6,435,094)	(4,196,861)
Net increase (decrease)	(256,972)	304,650	$ (2,761,187)	$ 3,582,891

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.40%	4.83%	7.08%
Class T (incl. 3.50% sales charge)	3.52%	5.05%	7.06%
Class B (incl. contingent deferred sales charge) A	2.13%	4.96%	7.15%
Class C (incl. contingent deferred sales charge) B	5.87%	5.30%	6.95%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Eddie Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 7.58%, 7.27%, 6.78% and 6.80%, respectively (excluding sales charges), trailing the 14.50% gain of the MSCI® U.S. IM Health Care 25/50 Index and the broadly based S&P 500®. Versus the MSCI index, weak stock picks and a significant underweighting in the strong pharmaceuticals industry - by far the index's largest component - hurt the most. A less-than-index stake in a slew of large-cap pharma firms, such as index heavyweights Pfizer, Abbott Laboratories - since sold from the fund - and Merck, detracted. Positioning in managed health care, including a stake in both Health Net and Humana, and health care equipment also nicked results. Foreign holdings also hurt, due in part to a stronger U.S. dollar. Conversely, a decision to significantly overweight biotechnology stocks - the best-performing area in the benchmark - was rewarded, due largely to a flurry of merger-and-acquisition activity that lifted the group overall. The fund's top individual contributor was a small non-index stake in Inhibitex, whose shares rose in January on a takeover bid by Bristol-Meyers Squibb. I sold the stock shortly after. Shares of Amgen and Alexion Pharmaceuticals also were additive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 1,056.90	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.42%
Actual		$ 1,000.00	$ 1,055.40	$ 7.26
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.12
Class B	1.93%
Actual		$ 1,000.00	$ 1,052.80	$ 9.85
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.88%
Actual		$ 1,000.00	$ 1,052.90	$ 9.60
HypotheticalA		$ 1,000.00	$ 1,015.51	$ 9.42
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,058.70	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	7.6	6.7
Pfizer, Inc.	7.5	0.5
Merck & Co., Inc.	5.3	3.9
Gilead Sciences, Inc.	4.9	4.1
UnitedHealth Group, Inc.	4.8	4.1
Eli Lilly & Co.	3.9	1.3
Catamaran Corp.	3.2	1.1
Johnson & Johnson	3.1	0.0
Watson Pharmaceuticals, Inc.	2.9	1.0
Biogen Idec, Inc.	2.3	2.7
	45.5
Top Industries (% of fund's net assets)
As of July 31, 2012
Pharmaceuticals	30.5%
Biotechnology	28.6%
Health Care Providers & Services	21.7%
Health Care Equipment & Supplies	8.9%
Health Care Technology	3.5%
All Others*	6.8%

As of January 31, 2012
Health Care Providers & Services	31.5%
Biotechnology	26.8%
Pharmaceuticals	19.0%
Health Care Equipment & Supplies	12.8%
Food & Staples Retailing	2.1%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
BIOTECHNOLOGY - 28.6%
Biotechnology - 28.6%
Achillion Pharmaceuticals, Inc. (a)(d)	210,600	$ 1,394,172
Acorda Therapeutics, Inc. (a)	64,527	1,553,165
Alexion Pharmaceuticals, Inc. (a)	19,271	2,020,564
AMAG Pharmaceuticals, Inc. (a)	32,589	504,478
Amgen, Inc.	448,365	37,034,947
ARIAD Pharmaceuticals, Inc. (a)	141,600	2,708,808
AVEO Pharmaceuticals, Inc. (a)(d)	117,282	1,536,395
Biogen Idec, Inc. (a)	75,783	11,051,435
BioMarin Pharmaceutical, Inc. (a)	225,141	8,845,790
Biovitrum AB (a)	262,300	917,962
Discovery Laboratories, Inc. (a)(d)	370,419	937,160
Dynavax Technologies Corp. (a)	822,100	3,173,306
Gilead Sciences, Inc. (a)	434,467	23,604,592
Grifols SA ADR (d)	152,150	3,395,988
Infinity Pharmaceuticals, Inc. (a)	109,600	1,913,616
Lexicon Pharmaceuticals, Inc. (a)	390,000	943,800
Medivation, Inc. (a)	52,170	5,201,349
Merrimack Pharmaceuticals, Inc.	8,300	66,151
Merrimack Pharmaceuticals, Inc. (e)	80,373	576,516
Momenta Pharmaceuticals, Inc. (a)	65,500	931,410
Neurocrine Biosciences, Inc. (a)	197,518	1,501,137
NPS Pharmaceuticals, Inc. (a)	212,800	1,640,688
Onyx Pharmaceuticals, Inc. (a)	45,100	3,381,147
Progenics Pharmaceuticals, Inc. (a)	66,100	344,381
Rigel Pharmaceuticals, Inc. (a)	100,000	1,094,000
Seattle Genetics, Inc. (a)(d)	87,857	2,298,339
Spectrum Pharmaceuticals, Inc. (a)	111,000	1,552,890
Synageva BioPharma Corp. (a)	95,900	4,800,754
Targacept, Inc. (a)	217,115	937,937
Theravance, Inc. (a)(d)	120,100	3,498,513
Thrombogenics NV (a)	45,100	1,455,530
United Therapeutics Corp. (a)	60,904	3,336,321
Vertex Pharmaceuticals, Inc. (a)	65,700	3,187,107
Vical, Inc. (a)	279,000	965,340
ZIOPHARM Oncology, Inc. (a)	105,600	594,528
		138,900,216
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc.	221,955	1,793,396
FOOD & STAPLES RETAILING - 1.4%
Drug Retail - 1.4%
CVS Caremark Corp.	91,900	4,158,475
Drogasil SA	214,800	2,452,821
		6,611,296
HEALTH CARE EQUIPMENT & SUPPLIES - 8.9%
Health Care Equipment - 7.9%
Boston Scientific Corp. (a)	1,840,501	9,515,390

	Shares	Value
C.R. Bard, Inc.	65,000	$ 6,321,900
Conceptus, Inc. (a)	79,600	1,478,968
CONMED Corp.	56,000	1,536,640
Covidien PLC	65,196	3,643,152
Genmark Diagnostics, Inc. (a)	11,000	62,150
HeartWare International, Inc. (a)	42,000	3,750,180
Hill-Rom Holdings, Inc.	58,993	1,542,667
Insulet Corp. (a)	114,200	2,233,752
Opto Circuits India Ltd.	278,968	772,484
Volcano Corp. (a)	65,900	1,743,055
William Demant Holding A/S (a)	19,063	1,801,295
Wright Medical Group, Inc. (a)	128,234	2,390,282
Zeltiq Aesthetics, Inc.	205,900	1,058,326
Zimmer Holdings, Inc.	13,200	777,876
		38,628,117
Health Care Supplies - 1.0%
The Cooper Companies, Inc.	65,050	4,895,663
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		43,523,780
HEALTH CARE PROVIDERS & SERVICES - 21.7%
Health Care Distributors & Services - 0.9%
Amplifon SpA	365,025	1,358,159
McKesson Corp.	32,820	2,977,759
		4,335,918
Health Care Facilities - 1.9%
Brookdale Senior Living, Inc. (a)	173,672	2,858,641
Emeritus Corp. (a)	97,675	1,655,591
Hanger, Inc. (a)	65,665	1,692,187
LCA-Vision, Inc. (a)	196,700	694,351
Sunrise Senior Living, Inc. (a)(d)	367,909	2,457,632
		9,358,402
Health Care Services - 9.4%
Accretive Health, Inc. (a)	124,845	1,695,395
Catamaran Corp. (a)	180,446	15,326,709
Express Scripts Holding Co. (a)	92,856	5,380,077
Fresenius Medical Care AG & Co. KGaA	61,213	4,424,960
HMS Holdings Corp. (a)	87,400	3,007,434
MEDNAX, Inc. (a)	113,500	7,505,755
Omnicare, Inc.	71,426	2,243,491
Quest Diagnostics, Inc.	109,248	6,383,361
		45,967,182
Managed Health Care - 9.5%
Aetna, Inc.	130,500	4,705,830
Centene Corp. (a)	42,300	1,609,092
CIGNA Corp.	70,300	2,831,684
Health Net, Inc. (a)	217,100	4,780,542
Humana, Inc.	77,926	4,800,242
UnitedHealth Group, Inc.	455,523	23,272,670
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Universal American Spin Corp. (a)	66,000	$ 591,360
WellPoint, Inc.	64,600	3,442,534
		46,033,954
TOTAL HEALTH CARE PROVIDERS & SERVICES		105,695,456
HEALTH CARE TECHNOLOGY - 3.0%
Health Care Technology - 3.0%
athenahealth, Inc. (a)	49,000	4,483,500
Cerner Corp. (a)	118,400	8,752,128
HealthStream, Inc. (a)	49,100	1,371,854
		14,607,482
IT SERVICES - 0.7%
IT Consulting & Other Services - 0.7%
Maximus, Inc.	63,190	3,191,095
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Life Sciences Tools & Services - 0.7%
Furiex Pharmaceuticals, Inc. (a)	52,200	1,003,284
Illumina, Inc. (a)(d)	57,471	2,383,322
		3,386,606
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Prestige Brands Holdings, Inc. (a)	171,172	2,808,933
PHARMACEUTICALS - 30.5%
Pharmaceuticals - 30.5%
Cadence Pharmaceuticals, Inc. (a)(d)	307,762	1,304,911
Elan Corp. PLC sponsored ADR (a)	317,500	3,667,125
Eli Lilly & Co.	429,600	18,915,288
Endo Pharmaceuticals Holdings, Inc. (a)	129,900	3,861,927
Hi-Tech Pharmacal Co., Inc. (a)	10,100	347,036
Johnson & Johnson	217,200	15,034,584
Meda AB (A Shares)	216,600	2,052,726
Merck & Co., Inc.	586,095	25,887,816
Optimer Pharmaceuticals, Inc. (a)(d)	171,954	2,348,892
Pacira Pharmaceuticals, Inc. (a)	54,500	834,395
Pfizer, Inc.	1,519,488	36,528,492
Shire PLC sponsored ADR	86,700	7,471,806
UCB SA	39,200	1,965,923
Valeant Pharmaceuticals International, Inc. (Canada) (a)	162,804	7,759,915
ViroPharma, Inc. (a)	241,100	5,234,281
Watson Pharmaceuticals, Inc. (a)	178,440	13,887,985
XenoPort, Inc. (a)	139,500	1,099,260
		148,202,362

	Shares	Value
PROFESSIONAL SERVICES - 1.2%
Research & Consulting Services - 1.2%
Advisory Board Co. (a)	60,500	$ 2,721,895
Qualicorp SA (a)	349,000	3,108,164
		5,830,059
SOFTWARE - 0.4%
Application Software - 0.4%
Nuance Communications, Inc. (a)	97,700	1,988,195
TOTAL COMMON STOCKS (Cost $407,645,739)		476,538,876
Convertible Preferred Stocks - 0.5%

HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Castlight Health, Inc. Series D (a)(e) (Cost $2,033,113)	336,800	2,357,600
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.17% (b)	12,320,233	12,320,233
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	14,089,821	14,089,821
TOTAL MONEY MARKET FUNDS (Cost $26,410,054)		26,410,054
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $436,088,906)	505,306,530
NET OTHER ASSETS (LIABILITIES) - (4.0)%	(19,247,900)
NET ASSETS - 100%	$ 486,058,630
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,934,116 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Castlight Health, Inc. Series D	4/25/12	$ 2,033,113
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 562,611
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,858
Fidelity Securities Lending Cash Central Fund	105,759
Total	$ 128,617
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 476,538,876	$ 471,537,400	$ 5,001,476	$ -
Convertible Preferred Stocks	2,357,600	-	-	2,357,600
Money Market Funds	26,410,054	26,410,054	-	-
Total Investments in Securities:	$ 505,306,530	$ 497,947,454	$ 5,001,476	$ 2,357,600
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.4%
Canada	4.8%
Bailiwick of Jersey	1.5%
Ireland	1.4%
Brazil	1.1%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $13,556,580) - See accompanying schedule: Unaffiliated issuers (cost $409,678,852)	$ 478,896,476
Fidelity Central Funds (cost $26,410,054)	26,410,054
Total Investments (cost $436,088,906)		$ 505,306,530
Receivable for investments sold		6,800,694
Receivable for fund shares sold		338,012
Dividends receivable		56,993
Distributions receivable from Fidelity Central Funds		14,622
Other receivables		11,257
Total assets		512,528,108

Liabilities
Payable for investments purchased	$ 10,132,067
Payable for fund shares redeemed	1,670,121
Accrued management fee	228,342
Distribution and service plan fees payable	178,054
Other affiliated payables	127,434
Other payables and accrued expenses	43,639
Collateral on securities loaned, at value	14,089,821
Total liabilities		26,469,478

Net Assets		$ 486,058,630
Net Assets consist of:
Paid in capital		$ 379,366,668
Accumulated net investment loss		(849,653)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		38,324,765
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		69,216,850
Net Assets		$ 486,058,630

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($233,187,940 ÷ 9,577,063 shares)	$ 24.35

Maximum offering price per share (100/94.25 of $24.35)	$ 25.84
Class T: Net Asset Value and redemption price per share ($117,968,719 ÷ 5,037,302 shares)	$ 23.42

Maximum offering price per share (100/96.50 of $23.42)	$ 24.27
Class B: Net Asset Value and offering price per share ($15,402,854 ÷ 714,828 shares)A	$ 21.55

Class C: Net Asset Value and offering price per share ($78,762,566 ÷ 3,661,365 shares)A	$ 21.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($40,736,551 ÷ 1,591,486 shares)	$ 25.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 4,419,501
Income from Fidelity Central Funds		128,617
Total income		4,548,118

Expenses
Management fee	$ 2,536,733
Transfer agent fees	1,310,614
Distribution and service plan fees	2,008,334
Accounting and security lending fees	179,978
Custodian fees and expenses	32,460
Independent trustees' compensation	3,058
Registration fees	81,929
Audit	51,857
Legal	2,274
Miscellaneous	4,278
Total expenses before reductions	6,211,515
Expense reductions	(38,395)	6,173,120
Net investment income (loss)		(1,625,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,656,991
Foreign currency transactions	(91,386)
Total net realized gain (loss)		42,565,605
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,611,030)
Assets and liabilities in foreign currencies	(5,294)
Total change in net unrealized appreciation (depreciation)		(11,616,324)
Net gain (loss)		30,949,281
Net increase (decrease) in net assets resulting from operations		$ 29,324,279

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,625,002)	$ (2,816,326)
Net realized gain (loss)	42,565,605	84,545,757
Change in net unrealized appreciation (depreciation)	(11,616,324)	41,597,148
Net increase (decrease) in net assets resulting from operations	29,324,279	123,326,579
Distributions to shareholders from net realized gain	(49,973,824)	-
Share transactions - net increase (decrease)	14,972,155	(10,714,611)
Redemption fees	69,585	9,972
Total increase (decrease) in net assets	(5,607,805)	112,621,940

Net Assets
Beginning of period	491,666,435	379,044,495
End of period (including accumulated net investment loss of $849,653 and accumulated net investment loss of $43,728, respectively)	$ 486,058,630	$ 491,666,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.60	$ 19.01	$ 17.15	$ 19.72	$ 22.90
Income from Investment Operations
Net investment income (loss) C	(.04)	(.10)	(.07)	.02	(.03)
Net realized and unrealized gain (loss)	1.43	6.69	1.93	(2.22)	(1.08)
Total from investment operations	1.39	6.59	1.86	(2.20)	(1.11)
Distributions from net realized gain	(2.64)	-	-	(.37)	(2.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.35	$ 25.60	$ 19.01	$ 17.15	$ 19.72
Total Return A, B	7.58%	34.67%	10.85%	(11.37)%	(5.64)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.19%	1.22%	1.23%	1.20%
Expenses net of fee waivers, if any	1.19%	1.19%	1.22%	1.23%	1.20%
Expenses net of all reductions	1.18%	1.18%	1.21%	1.23%	1.19%
Net investment income (loss)	(.18)%	(.43)%	(.36)%	.11%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 233,188	$ 224,704	$ 179,586	$ 177,890	$ 220,888
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.80	$ 18.46	$ 16.69	$ 19.26	$ 22.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.16)	(.12)	(.02)	(.08)
Net realized and unrealized gain (loss)	1.35	6.50	1.89	(2.18)	(1.06)
Total from investment operations	1.26	6.34	1.77	(2.20)	(1.14)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.99)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.42	$ 24.80	$ 18.46	$ 16.69	$ 19.26
Total Return A, B	7.27%	34.34%	10.61%	(11.65)%	(5.86)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.47%	1.49%	1.46%
Expenses net of fee waivers, if any	1.43%	1.44%	1.47%	1.49%	1.46%
Expenses net of all reductions	1.43%	1.43%	1.46%	1.49%	1.45%
Net investment income (loss)	(.42)%	(.69)%	(.62)%	(.15)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,969	$ 123,606	$ 100,883	$ 103,772	$ 143,237
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 17.32	$ 15.74	$ 18.27	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.19)	(.25)	(.20)	(.09)	(.18)
Net realized and unrealized gain (loss)	1.23	6.08	1.78	(2.07)	(.99)
Total from investment operations	1.04	5.83	1.58	(2.16)	(1.17)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.55	$ 23.15	$ 17.32	$ 15.74	$ 18.27
Total Return A, B	6.78%	33.66%	10.04%	(12.07)%	(6.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.97%	1.98%	1.95%
Expenses net of fee waivers, if any	1.94%	1.94%	1.97%	1.98%	1.95%
Expenses net of all reductions	1.93%	1.93%	1.96%	1.98%	1.94%
Net investment income (loss)	(.93)%	(1.19)%	(1.11)%	(.64)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,403	$ 20,365	$ 23,543	$ 29,381	$ 55,589
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 17.29	$ 15.70	$ 18.23	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.18)	(.24)	(.19)	(.09)	(.17)
Net realized and unrealized gain (loss)	1.22	6.06	1.78	(2.07)	(1.00)
Total from investment operations	1.04	5.82	1.59	(2.16)	(1.17)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.89)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.51	$ 23.11	$ 17.29	$ 15.70	$ 18.23
Total Return A, B	6.80%	33.66%	10.13%	(12.09)%	(6.31)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.94%	1.98%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.94%	1.98%	1.94%
Expenses net of all reductions	1.89%	1.89%	1.93%	1.98%	1.94%
Net investment income (loss)	(.89)%	(1.15)%	(1.08)%	(.64)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,763	$ 77,749	$ 60,861	$ 64,002	$ 83,133
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 19.77	$ 17.78	$ 20.39	$ 23.62
Income from Investment Operations
Net investment income (loss) B	.03	(.03)	(.02)	.06	.03
Net realized and unrealized gain (loss)	1.52	6.95	2.01	(2.30)	(1.12)
Total from investment operations	1.55	6.92	1.99	(2.24)	(1.09)
Distributions from net realized gain	(2.64)	-	-	(.37)	(2.14)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 25.60	$ 26.69	$ 19.77	$ 17.78	$ 20.39
Total Return A	7.91%	35.00%	11.19%	(11.19)%	(5.36)%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.89%	.96%	.98%	.93%
Expenses net of fee waivers, if any	.89%	.89%	.96%	.98%	.93%
Expenses net of all reductions	.88%	.88%	.95%	.98%	.92%
Net investment income (loss)	.12%	(.13)%	(.10)%	.36%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,737	$ 45,243	$ 14,172	$ 13,452	$ 18,825
Portfolio turnover rate D	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 86,591,704
Gross unrealized depreciation	(18,346,447)
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,245,257

Tax Cost	$ 437,061,273

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 39,297,133
Net unrealized appreciation (depreciation)	$ 68,244,483

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 49,973,824	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $554,995,838 and $588,629,052, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 537,320	$ 1,123
Class T	.25%	.25%	569,064	890
Class B	.75%	.25%	167,239	125,852
Class C	.75%	.25%	734,711	48,788
			$ 2,008,334	$ 176,653

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,936
Class T	17,051
Class B*	14,725
Class C*	3,070
$ 89,782

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 640,462.30
Class T	338,721.30
Class B	50,327.30
Class C	190,872.26
Institutional Class	90,232.26
	$ 1,310,614

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,183 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,284 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $105,759, including $1,420 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,372 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 22,638,273	$ -
Class T	12,838,928	-
Class B	2,229,080	-
Class C	8,852,071	-
Institutional Class	3,415,472	-
Total	$ 49,973,824	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	2,109,585	2,257,884	$ 48,063,125	$ 55,506,569
Reinvestment of distributions	974,579	-	19,679,030	-
Shares redeemed	(2,283,119)	(2,927,010)	(51,867,480)	(69,236,135)
Net increase (decrease)	801,045	(669,126)	$ 15,874,675	$ (13,729,566)
Class T
Shares sold	517,207	610,720	$ 11,288,178	$ 14,273,371
Reinvestment of distributions	626,615	-	12,200,296	-
Shares redeemed	(1,091,618)	(1,090,770)	(23,806,614)	(24,737,327)
Net increase (decrease)	52,204	(480,050)	$ (318,140)	$ (10,463,956)
Class B
Shares sold	73,881	46,091	$ 1,480,151	$ 1,030,863
Reinvestment of distributions	107,208	-	1,929,279	-
Shares redeemed	(345,800)	(525,569)	(6,952,570)	(10,871,447)
Net increase (decrease)	(164,711)	(479,478)	$ (3,543,140)	$ (9,840,584)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class C
Shares sold	610,790	524,474	$ 12,332,347	$ 11,843,311
Reinvestment of distributions	406,182	-	7,293,865	-
Shares redeemed	(719,664)	(681,222)	(14,281,889)	(14,258,065)
Net increase (decrease)	297,308	(156,748)	$ 5,344,323	$ (2,414,754)
Institutional Class
Shares sold	969,515	1,277,086	$ 23,079,181	$ 33,336,034
Reinvestment of distributions	134,306	-	2,842,866	-
Shares redeemed	(1,207,175)	(299,253)	(28,307,610)	(7,601,785)
Net increase (decrease)	(103,354)	977,833	$ (2,385,563)	$ 25,734,249

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)C	-2.53%	1.98%	10.28%
Class T (incl. 3.50% sales charge)C	-0.46%	2.20%	10.27%
Class B (incl. contingent deferred sales charge) A, C	-2.41%	2.02%	10.34%
Class C (incl. contingent deferred sales charge) B, C	1.67%	2.43%	10.12%

A Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 3.42%, 3.15%, 2.59% and 2.67%, respectively (excluding sales charges), trailing the 5.07% gain of the MSCI® U.S. IM Industrials 25/50 Index and also lagging the S&P 500®. Versus the MSCI index, overweighting the construction/engineering group worked against relative performance, as did stock picking in trading companies/distributors and building products. A modest cash position hampered results as well. Shares of GrafTech International, a maker of graphite electrodes used in steel mini-mills, performed poorly, suffering from tepid overall demand for steel that caused the company to lower its first-quarter and fiscal 2012 earnings estimates. Our stake in India-based Jain Irrigation Systems also suffered a significant decline in value during the period. In my view, it was more due to adverse credit and market conditions than deterioration in company fundamentals. That said, I sold this stock during the period. Similarly, Italy-based Fiat Industrial, a manufacturer of trucks and tractors, suffered because of investor anxiety over that nation's debt woes. Jain Irrigation Systems and Fiat Industrial were out-of-benchmark positions. Building products maker Owens Corning also detracted, as a relatively benign storm season and higher raw materials costs trumped signs of recovery in the housing market. Further curbing our results was a sizable overweighting in Foster Wheeler, a construction/engineering firm specializing in large projects for companies in the energy and power industries. I liquidated this position. Lastly, the fund's foreign investments hurt, driven in part by a stronger U.S. dollar. Conversely, stock selection and an underweighting in the aerospace and defense group jointly were a significant positive factor. Within that segment, I continued to emphasize commercial aerospace stocks and underweight defense shares. One individual standout was aerospace components supplier Goodrich, the fund's top relative contributor. The stock surged higher in September 2011 after the company received a lucrative takeover bid from United Technologies, and I sold Goodrich during the period to lock in profits. A large underweighting in index heavyweight Caterpillar - which also was not held at period end - was timely. As we entered 2012, expectations for Cat were high, and I thought the company's exposure to decelerating emerging markets might limit the stock's upside potential. This analysis turned out to be on target. Strategic information provider IHS saw its shares advance smartly amid upwardly revised earnings and revenue guidance during the period. Heavily overweighting building products supplier Armstrong World Industries early in the period, when its stock was strong, also bolstered performance. I sold Armstrong in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.12%
Actual		$ 1,000.00	$ 1,000.40	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.62
Class T	1.38%
Actual		$ 1,000.00	$ 999.20	$ 6.86
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.93%
Actual		$ 1,000.00	$ 996.30	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.87%
Actual		$ 1,000.00	$ 996.70	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.56	$ 9.37
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,001.80	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,020.69	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	15.0	11.7
United Technologies Corp.	6.0	6.1
3M Co.	4.7	3.8
Danaher Corp.	3.9	3.9
Union Pacific Corp.	3.8	3.8
Honeywell International, Inc.	3.4	3.1
Cummins, Inc.	3.2	3.0
Tyco International Ltd.	2.5	2.3
Emerson Electric Co.	2.4	3.3
Textron, Inc.	2.4	2.1
	47.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Industrial Conglomerates	27.0%
Machinery	19.1%
Aerospace & Defense	13.9%
Electrical Equipment	7.6%
Road & Rail	7.4%
All Others*	25.0%

As of January 31, 2012
Industrial Conglomerates	22.4%
Machinery	19.9%
Aerospace & Defense	12.9%
Electrical Equipment	11.4%
Road & Rail	7.0%
All Others*	26.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
AEROSPACE & DEFENSE - 13.8%
Aerospace & Defense - 13.8%
Esterline Technologies Corp. (a)	38,317	$ 2,249,974
Honeywell International, Inc.	228,312	13,253,512
Rockwell Collins, Inc.	51,097	2,583,975
Teledyne Technologies, Inc. (a)	44,900	2,797,270
Textron, Inc.	351,618	9,159,649
United Technologies Corp.	307,658	22,902,062
		52,946,442
AIR FREIGHT & LOGISTICS - 2.4%
Air Freight & Logistics - 2.4%
United Parcel Service, Inc. Class B	120,222	9,089,985
BUILDING PRODUCTS - 1.1%
Building Products - 1.1%
Owens Corning (a)	159,686	4,289,166
COMMERCIAL SERVICES & SUPPLIES - 2.7%
Diversified Support Services - 0.3%
Aggreko PLC	29,500	944,457
Copart, Inc. (a)	5,100	121,176
		1,065,633
Environmental & Facility Services - 1.5%
Republic Services, Inc.	198,565	5,744,485
Office Services & Supplies - 0.4%
Mine Safety Appliances Co.	44,211	1,517,322
Security & Alarm Services - 0.5%
Corrections Corp. of America	67,101	2,085,499
TOTAL COMMERCIAL SERVICES & SUPPLIES		10,412,939
CONSTRUCTION & ENGINEERING - 4.5%
Construction & Engineering - 4.5%
AECOM Technology Corp. (a)	249,768	4,048,739
EMCOR Group, Inc.	164,559	4,332,838
Jacobs Engineering Group, Inc. (a)	131,587	5,075,311
MasTec, Inc. (a)	71,998	1,149,088
Quanta Services, Inc. (a)	120,350	2,766,847
		17,372,823
ELECTRICAL EQUIPMENT - 7.6%
Electrical Components & Equipment - 7.6%
AMETEK, Inc.	198,600	6,156,600
Emerson Electric Co.	197,171	9,418,859
GrafTech International Ltd. (a)	238,900	2,496,505
Hubbell, Inc. Class B	60,231	4,955,807
Prysmian SpA	126,076	2,027,470
Regal-Beloit Corp.	67,617	4,352,506
		29,407,747

	Shares	Value
INDUSTRIAL CONGLOMERATES - 27.0%
Industrial Conglomerates - 27.0%
3M Co.	195,961	$ 17,877,522
Carlisle Companies, Inc.	69,494	3,508,752
Danaher Corp.	286,682	15,139,676
General Electric Co.	2,772,584	57,531,119
Tyco International Ltd.	177,514	9,752,619
		103,809,688
MACHINERY - 19.1%
Construction & Farm Machinery & Heavy Trucks - 6.0%
Cummins, Inc.	128,654	12,337,919
Deere & Co.	65,000	4,993,300
Fiat Industrial SpA	101,600	1,000,069
Manitowoc Co., Inc. (d)	397,464	4,769,568
		23,100,856
Industrial Machinery - 13.1%
Actuant Corp. Class A	85,160	2,423,654
Dover Corp.	78,640	4,283,521
Flowserve Corp.	29,600	3,551,408
Graco, Inc.	77,426	3,552,305
Illinois Tool Works, Inc.	156,629	8,511,220
Ingersoll-Rand PLC	114,947	4,874,902
Pall Corp.	78,861	4,211,966
Parker Hannifin Corp.	74,642	5,995,245
SPX Corp.	27,100	1,645,512
Timken Co.	63,312	2,291,894
TriMas Corp. (a)	182,602	3,969,767
Valmont Industries, Inc.	40,322	4,995,089
		50,306,483
TOTAL MACHINERY		73,407,339
MARINE - 0.5%
Marine - 0.5%
Kirby Corp. (a)	36,425	1,922,147
PROFESSIONAL SERVICES - 5.1%
Human Resource & Employment Services - 1.9%
Manpower, Inc.	75,801	2,697,000
Towers Watson & Co.	82,599	4,842,779
		7,539,779
Research & Consulting Services - 3.2%
Bureau Veritas SA	32,375	2,863,282
Dun & Bradstreet Corp.	39,376	3,157,561
IHS, Inc. Class A (a)	48,574	5,356,255
Nielsen Holdings B.V. (a)	30,700	874,950
		12,252,048
TOTAL PROFESSIONAL SERVICES		19,791,827
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 7.4%
Railroads - 6.4%
CSX Corp.	329,998	$ 7,570,154
Genesee & Wyoming, Inc. Class A (a)	42,999	2,668,518
Union Pacific Corp.	118,352	14,511,139
		24,749,811
Trucking - 1.0%
J.B. Hunt Transport Services, Inc.	56,411	3,103,733
Quality Distribution, Inc. (a)	51,256	517,686
		3,621,419
TOTAL ROAD & RAIL		28,371,230
TRADING COMPANIES & DISTRIBUTORS - 2.6%
Trading Companies & Distributors - 2.6%
W.W. Grainger, Inc.	16,800	3,441,144
Watsco, Inc.	46,300	3,145,622
WESCO International, Inc. (a)	63,484	3,536,694
		10,123,460
TRANSPORTATION INFRASTRUCTURE - 0.4%
Airport Services - 0.4%
Wesco Aircraft Holdings, Inc. (a)	128,140	1,710,669
TOTAL COMMON STOCKS (Cost $320,914,536)		362,655,462
Convertible Preferred Stocks - 0.1%

AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50% (Cost $405,000)	8,100	427,275
Convertible Bonds - 0.5%
	Principal Amount
BUILDING PRODUCTS - 0.5%
Building Products - 0.5%
Aspen Aerogels, Inc.:
8% 6/1/14 (f)	$ 1,041,431	1,041,431
8% 12/6/14 (f)	850,700	850,700
8% 12/6/14 (f)	182,200	182,200
TOTAL CONVERTIBLE BONDS (Cost $2,074,332)		2,074,331
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 0.08% 8/23/12 (e) (Cost $269,986)	270,000	269,991
Money Market Funds - 6.1%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	22,495,521	$ 22,495,521
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	1,087,800	1,087,800
TOTAL MONEY MARKET FUNDS (Cost $23,583,321)		23,583,321
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $347,247,175)	389,010,380
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(3,821,377)
NET ASSETS - 100%	$ 385,189,003
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
120 CME E-mini Industrial Select Sector Index Contracts	Sept. 2012	$ 4,274,400	$ 195,061

The face value of futures purchased as a percentage of net assets is 1.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $269,991.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,074,331 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,041,431
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11 - 6/12/12	$ 1,032,900
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,137
Fidelity Securities Lending Cash Central Fund	30,165
Total	$ 46,302
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 362,655,462	$ 362,655,462	$ -	$ -
Convertible Preferred Stocks	427,275	427,275	-	-
Convertible Bonds	2,074,331	-	-	2,074,331
U.S. Treasury Obligations	269,991	-	269,991	-
Money Market Funds	23,583,321	23,583,321	-	-
Total Investments in Securities:	$ 389,010,380	$ 386,666,058	$ 269,991	$ 2,074,331
Derivative Instruments:
Assets
Futures Contracts	$ 195,061	$ 195,061	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 195,061	$ -
Total Value of Derivatives	$ 195,061	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,065,600) - See accompanying schedule: Unaffiliated issuers (cost $323,663,854)	$ 365,427,059
Fidelity Central Funds (cost $23,583,321)	23,583,321
Total Investments (cost $347,247,175)		$ 389,010,380
Receivable for fund shares sold		181,648
Dividends receivable		73,541
Interest receivable		140,601
Distributions receivable from Fidelity Central Funds		2,437
Other receivables		3,881
Total assets		389,412,488

Liabilities
Payable for investments purchased	$ 2,044,937
Payable for fund shares redeemed	632,644
Accrued management fee	177,350
Distribution and service plan fees payable	137,159
Payable for daily variation margin on futures contracts	13,200
Other affiliated payables	91,028
Other payables and accrued expenses	39,367
Collateral on securities loaned, at value	1,087,800
Total liabilities		4,223,485

Net Assets		$ 385,189,003
Net Assets consist of:
Paid in capital		$ 360,708,824
Undistributed net investment income		1,084,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,562,014)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,957,210
Net Assets		$ 385,189,003

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($192,037,955 ÷ 7,335,752 shares)	$ 26.18

Maximum offering price per share (100/94.25 of $26.18)	$ 27.78
Class T: Net Asset Value and redemption price per share ($63,954,336 ÷ 2,483,465 shares)	$ 25.75

Maximum offering price per share (100/96.50 of $25.75)	$ 26.68
Class B: Net Asset Value and offering price per share ($20,057,986 ÷ 825,772 shares)A	$ 24.29

Class C: Net Asset Value and offering price per share ($66,289,133 ÷ 2,719,490 shares)A	$ 24.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,849,593 ÷ 1,576,750 shares)	$ 27.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 7,453,724
Interest		130,098
Income from Fidelity Central Funds		46,302
Total income		7,630,124

Expenses
Management fee	$ 2,205,258
Transfer agent fees	984,550
Distribution and service plan fees	1,706,450
Accounting and security lending fees	154,236
Custodian fees and expenses	22,937
Independent trustees' compensation	2,649
Registration fees	87,074
Audit	48,732
Legal	1,365
Interest	576
Miscellaneous	4,130
Total expenses before reductions	5,217,957
Expense reductions	(15,771)	5,202,186
Net investment income (loss)		2,427,938
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,375,832)
Foreign currency transactions	(38,024)
Futures contracts	1,012,681
Total net realized gain (loss)		(16,401,175)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,310,973
Assets and liabilities in foreign currencies	(3,018)
Futures contracts	195,061
Total change in net unrealized appreciation (depreciation)		18,503,016
Net gain (loss)		2,101,841
Net increase (decrease) in net assets resulting from operations		$ 4,529,779

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,427,938	$ 791,669
Net realized gain (loss)	(16,401,175)	55,819,724
Change in net unrealized appreciation (depreciation)	18,503,016	3,563,495
Net increase (decrease) in net assets resulting from operations	4,529,779	60,174,888
Distributions to shareholders from net investment income	(1,437,740)	(328,907)
Distributions to shareholders from net realized gain	(4,219,307)	-
Total distributions	(5,657,047)	(328,907)
Share transactions - net increase (decrease)	(82,942,475)	75,767,831
Redemption fees	15,881	11,341
Total increase (decrease) in net assets	(84,053,862)	135,625,153

Net Assets
Beginning of period	469,242,865	333,617,712
End of period (including undistributed net investment income of $1,084,983 and undistributed net investment income of $259,179, respectively)	$ 385,189,003	$ 469,242,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.73	$ 21.54	$ 16.87	$ 21.97	$ 25.49
Income from Investment Operations
Net investment income (loss) C	.20	.09	.06	.13	.11
Net realized and unrealized gain (loss)	.61	4.13	4.68	(5.08)	(1.17)
Total from investment operations	.81	4.22	4.74	(4.95)	(1.06)
Distributions from net investment income	(.11)	(.03)	(.07)	(.13)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.46)
Total distributions	(.36)	(.03)	(.07)	(.15)	(2.46)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.18	$ 25.73	$ 21.54	$ 16.87	$ 21.97
Total Return A, B	3.42%	19.59%	28.13%	(22.49)%	(4.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.13%	1.18%	1.23%	1.17%
Expenses net of fee waivers, if any	1.14%	1.13%	1.18%	1.23%	1.17%
Expenses net of all reductions	1.14%	1.13%	1.17%	1.23%	1.16%
Net investment income (loss)	.80%	.36%	.31%	.89%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,038	$ 228,106	$ 165,029	$ 130,860	$ 188,859
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.33	$ 21.24	$ 16.64	$ 21.67	$ 25.17
Income from Investment Operations
Net investment income (loss) C	.13	.03	.01	.10	.05
Net realized and unrealized gain (loss)	.61	4.07	4.61	(5.03)	(1.15)
Total from investment operations	.74	4.10	4.62	(4.93)	(1.10)
Distributions from net investment income	(.07)	(.01)	(.02)	(.08)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.40)
Total distributions	(.32)	(.01)	(.02)	(.10)	(2.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.75	$ 25.33	$ 21.24	$ 16.64	$ 21.67
Total Return A, B	3.15%	19.28%	27.80%	(22.68)%	(4.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.40%	1.39%	1.44%	1.48%	1.41%
Expenses net of fee waivers, if any	1.40%	1.39%	1.44%	1.48%	1.41%
Expenses net of all reductions	1.39%	1.38%	1.43%	1.48%	1.41%
Net investment income (loss)	.54%	.10%	.06%	.63%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,954	$ 71,542	$ 58,202	$ 48,054	$ 85,025
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.99	$ 20.22	$ 15.90	$ 20.74	$ 24.19
Income from Investment Operations
Net investment income (loss) C	- H	(.11)	(.09)	.02	(.07)
Net realized and unrealized gain (loss)	.57	3.88	4.41	(4.82)	(1.10)
Total from investment operations	.57	3.77	4.32	(4.80)	(1.17)
Distributions from net investment income	(.02)	-	-	(.04)	-
Distributions from net realized gain	(.25)	-	-	-	(2.28)
Total distributions	(.27)	-	-	(.04)	(2.28)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 24.29	$ 23.99	$ 20.22	$ 15.90	$ 20.74
Total Return A, B	2.59%	18.64%	27.17%	(23.10)%	(5.46)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.93%	1.97%	1.98%	1.95%
Expenses net of fee waivers, if any	1.94%	1.93%	1.97%	1.98%	1.95%
Expenses net of all reductions	1.94%	1.93%	1.97%	1.98%	1.95%
Net investment income (loss)	-% F	(.44)%	(.48)%	.13%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,058	$ 28,600	$ 29,048	$ 25,212	$ 39,989
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 20.28	$ 15.94	$ 20.79	$ 24.26
Income from Investment Operations
Net investment income (loss) C	.01	(.09)	(.08)	.02	(.06)
Net realized and unrealized gain (loss)	.58	3.88	4.42	(4.83)	(1.11)
Total from investment operations	.59	3.79	4.34	(4.81)	(1.17)
Distributions from net investment income	(.03)	-	-	(.04)	-
Distributions from net realized gain	(.25)	-	-	-	(2.30)
Total distributions	(.28)	-	-	(.04)	(2.30)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.38	$ 24.07	$ 20.28	$ 15.94	$ 20.79
Total Return A, B	2.67%	18.69%	27.23%	(23.09)%	(5.44)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.93%	1.98%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.93%	1.98%	1.91%
Expenses net of all reductions	1.88%	1.88%	1.92%	1.98%	1.90%
Net investment income (loss)	.05%	(.40)%	(.43)%	.14%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,289	$ 72,673	$ 51,760	$ 37,862	$ 57,742
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 22.30	$ 17.45	$ 22.72	$ 26.26
Income from Investment Operations
Net investment income (loss) B	.28	.17	.13	.19	.18
Net realized and unrealized gain (loss)	.63	4.28	4.83	(5.27)	(1.19)
Total from investment operations	.91	4.45	4.96	(5.08)	(1.01)
Distributions from net investment income	(.17)	(.06)	(.11)	(.17)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.53)
Total distributions	(.42)	(.06)	(.11)	(.19)	(2.53)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 27.18	$ 26.69	$ 22.30	$ 17.45	$ 22.72
Total Return A	3.72%	19.95%	28.52%	(22.31)%	(4.40)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.85%	.89%	.96%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.89%	.96%	.88%
Expenses net of all reductions	.85%	.84%	.88%	.95%	.87%
Net investment income (loss)	1.08%	.65%	.61%	1.16%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,850	$ 68,323	$ 29,578	$ 12,762	$ 33,642
Portfolio turnover rate D	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, futures transactions, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,867,170
Gross unrealized depreciation	(8,874,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 38,992,267

Tax Cost	$ 350,018,113

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,088,979
Capital loss carryforward	$ (15,596,016)
Net unrealized appreciation (depreciation)	$ 38,991,211

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (15,596,016)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 1,437,740	$ 328,907
Long-term Capital Gains	4,219,307	-
Total	$ 5,657,047	$ 328,907

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,012,681 and a change in net unrealized appreciation (depreciation) of $195,061 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $319,308,352 and $422,627,733, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 496,430	$ 8,539
Class T	.25%	.25%	316,028	456
Class B	.75%	.25%	229,897	172,437
Class C	.75%	.25%	664,095	112,438
			$ 1,706,450	$ 293,870

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,331
Class T	9,386
Class B*	42,192
Class C*	11,320
$ 126,229

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 496,808.25
Class T	161,224.26
Class B	69,135.30
Class C	163,953.25
Institutional Class	93,430.21
	$ 984,550

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,231 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,097,500.37%		$ 576

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,165. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,771 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 896,458	$ 235,263
Class T	170,680	13,200
Class B	16,830	-
Class C	70,972	-
Institutional Class	282,800	80,444
Total	$ 1,437,740	$ 328,907
From net realized gain
Class A	$ 2,092,354	$ -
Class T	659,892	-
Class B	286,480	-
Class C	731,497	-
Institutional Class	449,084	-
Total	$ 4,219,307	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,757,163	3,645,278	$ 44,013,667	$ 95,442,701
Reinvestment of distributions	118,075	8,108	2,609,664	205,122
Shares redeemed	(3,404,053)	(2,451,683)	(83,950,843)	(63,502,279)
Net increase (decrease)	(1,528,815)	1,201,703	$ (37,327,512)	$ 32,145,544
Class T
Shares sold	369,147	757,485	$ 9,058,222	$ 19,402,949
Reinvestment of distributions	36,910	500	800,817	12,596
Shares redeemed	(746,452)	(674,809)	(17,604,399)	(16,619,027)
Net increase (decrease)	(340,395)	83,176	$ (7,745,360)	$ 2,796,518

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class B
Shares sold	62,276	89,875	$ 1,371,568	$ 2,150,821
Reinvestment of distributions	12,641	-	255,322	-
Shares redeemed	(441,128)	(334,639)	(10,119,054)	(7,838,637)
Net increase (decrease)	(366,211)	(244,764)	$ (8,492,164)	$ (5,687,816)
Class C
Shares sold	457,163	1,054,416	$ 10,854,816	$ 25,772,946
Reinvestment of distributions	31,555	-	641,832	-
Shares redeemed	(787,971)	(588,462)	(18,054,638)	(13,948,935)
Net increase (decrease)	(299,253)	465,954	$ (6,557,990)	$ 11,824,011
Institutional Class
Shares sold	806,817	2,320,182	$ 21,049,427	$ 63,208,570
Reinvestment of distributions	22,926	2,269	525,598	59,382
Shares redeemed	(1,812,880)	(1,089,149)	(44,394,474)	(28,578,378)
Net increase (decrease)	(983,137)	1,233,302	$ (22,819,449)	$ 34,689,574

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-5.34%	2.98%	9.08%
Class T (incl. 3.50% sales charge)	-3.30%	3.21%	9.08%
Class B (incl. contingent deferred sales charge) A	-5.29%	3.07%	9.17%
Class C (incl. contingent deferred sales charge) B	-1.30%	3.43%	8.94%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 0.44%, 0.21%, -0.31% and -0.31%, respectively (excluding sales charges), significantly trailing the 10.29% gain of the MSCI® U.S. IM Information Technology 25/50 Index and also lagging the S&P 500®. Most of the fund's underperformance versus the MSCI index occurred during the period's first half, when investor concern about the European sovereign debt crisis and slowing economic growth in China hampered many of the portfolio's mid- and small-cap holdings, especially those with exposure to China. Among industry groups, the biggest detractors were semiconductors, application software, Internet software/services and communications equipment. In all of these cases, stock selection was the primary negative factor. Additionally, the fund's average cash position of roughly 5% was a drag on performance. At the individual stock level, a large overweighting in salesforce.com, a fast-growing player in cloud computing for customer relationship management software, worked against the fund's relative performance. Despite a solid rally in the first quarter of 2012, this stock delivered a loss for the period overall, as tepid global economic growth a relatively rich valuation to begin the period made investors wary of holding the stock. Also hampering our results were Polycom, a provider of high-definition videoconferencing equipment, enterprise software maker Kingdee International Software Group and online travel services provider Ctrip.com International, the latter of which was not held at period end. Kingdee and Ctrip are based in China and were non-index holdings. Conversely, stock picking in computer hardware stood out as a positive influence, while positioning in semiconductor equipment also helped. Within the former category, a sizable underweighting in Hewlett-Packard and not owning Dell were beneficial factors, given the weak showing of these two index components. Timely ownership of SanDisk, a manufacturer of the NAND flash memory used in mobile devices such as smartphones and tablets, also aided relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.18%
Actual		$ 1,000.00	$ 1,034.00	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 5.92
Class T	1.43%
Actual		$ 1,000.00	$ 1,033.10	$ 7.23
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.17
Class B	1.93%
Actual		$ 1,000.00	$ 1,030.10	$ 9.74
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.91%
Actual		$ 1,000.00	$ 1,030.40	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,036.00	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	21.6	15.3
Google, Inc. Class A	5.2	3.0
Visa, Inc. Class A	3.9	1.0
IBM Corp.	3.0	1.5
QUALCOMM, Inc.	2.9	2.0
salesforce.com, Inc.	2.4	2.3
Cisco Systems, Inc.	2.1	0.6
eBay, Inc.	2.0	1.4
Altera Corp.	1.9	2.0
Oracle Corp.	1.7	3.2
	46.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Computers & Peripherals	24.5%
Software	17.6%
Semiconductors & Semiconductor Equipment	15.2%
Internet Software & Services	9.9%
IT Services	9.6%
All Others*	23.2%

As of January 31, 2012
Semiconductors & Semiconductor Equipment	23.6%
Software	22.8%
Computers & Peripherals	18.6%
Internet Software & Services	9.6%
Communications Equipment	7.5%
All Others*	17.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
DigitalGlobe, Inc. (a)	69,951	$ 1,361,946
GeoEye, Inc. (a)	27,167	690,857
		2,052,803
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Tesla Motors, Inc. (a)	12,300	337,266
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
JSR Corp.	243,100	4,279,062
COMMUNICATIONS EQUIPMENT - 7.3%
Communications Equipment - 7.3%
AAC Acoustic Technology Holdings, Inc.	337,000	984,313
Acme Packet, Inc. (a)	160,875	2,549,869
ADTRAN, Inc.	50,528	1,090,394
ADVA AG Optical Networking (a)	32,102	195,122
Aruba Networks, Inc. (a)	477	6,764
Brocade Communications Systems, Inc. (a)	13,400	66,598
Ciena Corp. (a)(d)	133,329	2,137,264
Cisco Systems, Inc.	936,599	14,938,754
Comba Telecom Systems Holdings Ltd.	187,500	50,534
F5 Networks, Inc. (a)	5,925	553,277
Finisar Corp. (a)	180,918	2,248,811
Infinera Corp. (a)	103,200	569,664
JDS Uniphase Corp. (a)	35,169	346,063
Juniper Networks, Inc. (a)	4,112	72,083
Motorola Solutions, Inc.	18,623	900,236
NETGEAR, Inc. (a)	23,005	796,663
Polycom, Inc. (a)	251,120	2,194,789
QUALCOMM, Inc.	347,064	20,712,780
Riverbed Technology, Inc. (a)	470	8,291
Sandvine Corp. (a)	751,600	877,905
Sandvine Corp. (U.K.) (a)	554,200	641,045
Spirent Communications PLC	28,700	74,336
ZTE Corp. (H Shares)	36,520	48,695
		52,064,250
COMPUTERS & PERIPHERALS - 24.5%
Computer Hardware - 22.5%
Advantech Co. Ltd.	136,000	483,768
Apple, Inc.	250,932	153,259,215
Foxconn Technology Co. Ltd.	60,000	213,427
Getac Technology Corp.	453,000	335,135
Hewlett-Packard Co.	58,165	1,060,930
Lenovo Group Ltd.	1,226,000	850,565
Pegatron Corp.	439,000	576,242
Quanta Computer, Inc.	84,000	219,960

	Shares	Value
Stratasys, Inc. (a)	40,675	$ 2,492,564
Wistron Corp.	298,200	322,203
		159,814,009
Computer Storage & Peripherals - 2.0%
ADLINK Technology, Inc.	2,300	2,527
Catcher Technology Co. Ltd.	126,000	610,220
EMC Corp. (a)	161,384	4,229,875
Fusion-io, Inc. (a)	43,200	825,984
Gemalto NV	10,513	805,733
NetApp, Inc. (a)	11,395	372,275
SanDisk Corp. (a)	121,026	4,977,799
SIMPLO Technology Co. Ltd.	36,000	204,409
Synaptics, Inc. (a)	65,513	1,728,233
Wacom Co. Ltd.	160	356,202
		14,113,257
TOTAL COMPUTERS & PERIPHERALS		173,927,266
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
Educomp Solutions Ltd.	16,123	46,489
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Dynapack International Technology Corp.	14,000	64,295
ELECTRONIC EQUIPMENT & COMPONENTS - 2.7%
Electronic Components - 1.7%
Aeroflex Holding Corp. (a)	20,143	121,059
Amphenol Corp. Class A	166	9,774
Cheng Uei Precision Industries Co. Ltd.	73,751	135,481
Chimei Innolux Corp. (a)	16,000	5,104
FLEXium Interconnect, Inc.	75,000	304,359
InvenSense, Inc.	11,134	143,629
Largan Precision Co. Ltd.	24,000	492,986
Omron Corp.	10,400	207,089
Taiyo Yuden Co. Ltd. (d)	7,500	61,487
Tong Hsing Electronics Industries Ltd.	834,000	2,390,020
Universal Display Corp. (a)(d)	210,316	6,679,636
Vishay Intertechnology, Inc. (a)	40,380	398,551
Yageo Corp.	2,014,000	544,870
Zhen Ding Technology Holding Ltd. (a)	61,000	184,182
		11,678,227
Electronic Equipment & Instruments - 0.2%
Chroma ATE, Inc.	305,683	684,060
Hitachi High-Technologies Corp.	4,900	121,960
Keyence Corp.	950	236,608
National Instruments Corp.	2,746	70,957
RealD, Inc. (a)(d)	12,949	125,605
SFA Engineering Corp.	1,435	53,432
SNU Precision Co. Ltd. (a)	7,370	48,431
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Equipment & Instruments - continued
Test Research, Inc.	19,214	$ 29,681
TPK Holdings Co.	31,662	354,268
		1,725,002
Electronic Manufacturing Services - 0.7%
Benchmark Electronics, Inc. (a)	1,200	18,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	73,000	206,273
IPG Photonics Corp. (a)	2,200	114,026
Jabil Circuit, Inc.	120,280	2,610,076
KEMET Corp. (a)	1,417	6,844
TE Connectivity Ltd.	7,774	256,620
Trimble Navigation Ltd. (a)	38,311	1,695,645
		4,908,396
Technology Distributors - 0.1%
Arrow Electronics, Inc. (a)	53	1,789
Digital China Holdings Ltd. (H Shares)	190,000	296,465
VST Holdings Ltd.	980,000	152,914
WPG Holding Co. Ltd.	111,975	119,305
WT Microelectronics Co. Ltd.	17,000	21,946
		592,419
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		18,904,044
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Biosensors International Group Ltd. (a)	1,516,000	1,498,457
China Kanghui Holdings sponsored ADR (a)	200	4,506
		1,502,963
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
athenahealth, Inc. (a)	600	54,900
So-net M3, Inc.	93	483,188
		538,088
HOUSEHOLD DURABLES - 0.0%
Household Appliances - 0.0%
Haier Electronics Group Co. Ltd. (a)	17,000	19,708
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
NVC Lighting Holdings Ltd.	180,000	32,729
INDUSTRIAL CONGLOMERATES - 0.1%
Industrial Conglomerates - 0.1%
Samsung Techwin Co. Ltd.	8,218	530,583
INTERNET & CATALOG RETAIL - 1.2%
Internet Retail - 1.2%
Amazon.com, Inc. (a)	18,972	4,426,168
E-Commerce China Dangdang, Inc. ADR (a)	260	1,310

	Shares	Value
Expedia, Inc.	9,086	$ 517,811
Rakuten, Inc.	284,400	2,829,531
Start Today Co. Ltd.	48,200	637,763
TripAdvisor, Inc. (a)	9,000	336,690
		8,749,273
INTERNET SOFTWARE & SERVICES - 9.9%
Internet Software & Services - 9.9%
Active Network, Inc. (a)	45,018	638,805
Akamai Technologies, Inc. (a)	65,627	2,308,758
Baidu.com, Inc. sponsored ADR (a)	559	67,371
Bankrate, Inc. (a)	21,500	342,925
Bazaarvoice, Inc. (d)	2,800	43,400
Cornerstone OnDemand, Inc. (a)	55,000	1,307,900
DealerTrack Holdings, Inc. (a)	12,300	358,791
eBay, Inc. (a)	317,148	14,049,656
ExactTarget, Inc. (d)	15,800	360,240
Facebook, Inc.:
Class A	240	5,210
Class B (a)(f)	37,876	740,059
Google, Inc. Class A (a)	58,790	37,212,306
INFO Edge India Ltd.	35,836	207,205
Kakaku.com, Inc.	25,600	814,593
LogMeIn, Inc. (a)	22,279	422,187
Mail.ru Group Ltd. GDR (a)(e)	1,800	54,576
MercadoLibre, Inc.	13,834	924,250
Millennial Media, Inc. (d)	32,200	319,746
NHN Corp.	2,044	497,139
Open Text Corp. (a)	100	4,518
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	20,200	297,142
Rackspace Hosting, Inc. (a)	40,569	1,780,168
Renren, Inc. ADR (a)(d)	5,900	22,125
Responsys, Inc. (a)	114,840	1,280,466
SciQuest, Inc. (a)	51,877	882,947
SINA Corp. (a)(d)	1,526	69,296
SouFun Holdings Ltd. ADR (d)	47,370	561,808
Tencent Holdings Ltd.	23,300	696,473
Tudou Holdings Ltd. ADR	59,559	1,570,571
Velti PLC (a)	10,736	58,511
VeriSign, Inc. (a)	8,090	359,358
Vocus, Inc. (a)	84,600	1,463,580
XO Group, Inc. (a)	5,200	44,772
Yahoo!, Inc. (a)	4,568	72,357
Yandex NV (a)	16,176	311,064
		70,150,273
IT SERVICES - 9.6%
Data Processing & Outsourced Services - 5.3%
Automatic Data Processing, Inc.	40,907	2,313,291
Fidelity National Information Services, Inc.	55,105	1,732,501
Fiserv, Inc. (a)	9,900	694,287
Global Payments, Inc.	32,400	1,387,368
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
Jack Henry & Associates, Inc.	22,692	$ 788,093
MasterCard, Inc. Class A	6,666	2,910,176
Paychex, Inc.	2,300	75,187
Syntel, Inc.	7,600	441,788
VeriFone Systems, Inc. (a)	1,944	70,548
Visa, Inc. Class A	211,550	27,304,759
		37,717,998
IT Consulting & Other Services - 4.3%
Accenture PLC Class A	39,376	2,374,373
Bit-isle, Inc.	1,600	13,215
Camelot Information Systems, Inc. ADR (a)	145	305
ChinaSoft International Ltd. (a)	20,000	4,281
Cognizant Technology Solutions Corp. Class A (a)	6,089	345,673
HiSoft Technology International Ltd. ADR (a)	11,117	125,400
IBM Corp.	108,717	21,306,358
InterXion Holding N.V. (a)	10,000	192,500
ServiceSource International, Inc. (a)(d)	472,081	5,325,074
Teradata Corp. (a)	11,046	746,931
Virtusa Corp. (a)	11,200	169,680
		30,603,790
TOTAL IT SERVICES		68,321,788
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)(d)	29,106	1,207,026
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	27,300	369,096
		1,576,122
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Airtac International Group	179,000	908,751
Fanuc Corp.	800	123,511
HIWIN Technologies Corp.	71,390	661,681
Mirle Automation Corp.	95,738	62,354
Nippon Thompson Co. Ltd.	149,000	640,230
Shin Zu Shing Co. Ltd.	247,000	709,486
		3,106,013
MEDIA - 0.5%
Advertising - 0.4%
Dentsu, Inc.	200	5,309
Focus Media Holding Ltd. ADR (d)	148,882	2,944,886
ReachLocal, Inc. (a)	1,558	18,260
		2,968,455
Cable & Satellite - 0.1%
DISH Network Corp. Class A	12,360	380,194

	Shares	Value
Movies & Entertainment - 0.0%
IMAX Corp. (a)	6,530	$ 144,705
TOTAL MEDIA		3,493,354
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	8,333	57,748
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	1,259,250	623,560
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
Acacia Research Corp. - Acacia Technologies (a)	8,600	243,466
IHS, Inc. Class A (a)	6,800	749,836
		993,302
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Services - 0.0%
E-House China Holdings Ltd. ADR	70,929	334,076
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.9%
Semiconductor Equipment - 2.2%
Advanced Energy Industries, Inc. (a)	5,757	70,926
Amkor Technology, Inc. (a)(d)	1,594	8,496
Applied Materials, Inc.	6,662	72,549
Asia Pacific Systems, Inc. (a)	13,929	136,128
ASM International NV:
unit	63,458	2,404,424
(Netherlands)	37,200	1,412,718
ASML Holding NV	60,335	3,469,263
Cymer, Inc. (a)	56,354	3,224,012
Dainippon Screen Manufacturing Co. Ltd.	18,000	120,240
Entegris, Inc. (a)	106,908	860,609
GCL-Poly Energy Holdings Ltd.	32,000	4,746
GT Advanced Technologies, Inc. (a)	1,264	6,472
ICD Co. Ltd.	17,376	199,782
KLA-Tencor Corp.	1,534	78,096
Lam Research Corp. (a)	1,989	68,441
Micronics Japan Co. Ltd.	34,800	119,143
Rubicon Technology, Inc. (a)	679	6,824
Teradyne, Inc. (a)	23,920	351,863
Ultratech, Inc. (a)	59,227	1,884,011
Visual Photonics Epitaxy Co. Ltd.	626,800	933,710
		15,432,453
Semiconductors - 12.7%
Advanced Micro Devices, Inc. (a)	1,157	4,697
Alpha & Omega Semiconductor Ltd. (a)	8,432	65,011
Altera Corp.	371,889	13,183,465
Analog Devices, Inc.	1,873	73,197
Applied Micro Circuits Corp. (a)	157,393	900,288
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
ARM Holdings PLC sponsored ADR	3,019	$ 78,434
Atmel Corp. (a)	11,522	67,519
Avago Technologies Ltd.	62,995	2,330,815
Broadcom Corp. Class A	253,285	8,581,296
Canadian Solar, Inc. (a)	32	85
Cavium, Inc. (a)(d)	166,300	4,493,426
Cirrus Logic, Inc. (a)	120,397	4,426,998
Cree, Inc. (a)(d)	479,416	11,482,013
Cypress Semiconductor Corp.	5,622	60,099
Dialog Semiconductor PLC (a)	31,666	609,168
Diodes, Inc. (a)	370	7,008
Duksan Hi-Metal Co. Ltd. (a)	13,744	257,091
Epistar Corp.	2,000	3,754
Fairchild Semiconductor International, Inc. (a)	565	7,831
Freescale Semiconductor Holdings I Ltd. (a)	692	7,384
Genesis Photonics, Inc.	15,000	13,026
Hittite Microwave Corp. (a)	6,029	305,489
Imagination Technologies Group PLC (a)	403,859	3,172,284
Infineon Technologies AG	10,500	76,598
Inotera Memories, Inc. (a)	3,139,000	596,557
Inphi Corp. (a)	41,784	459,624
International Rectifier Corp. (a)	19,349	329,707
Intersil Corp. Class A	71,923	662,411
JA Solar Holdings Co. Ltd. ADR (a)	40,931	38,189
LSI Corp. (a)	227,201	1,567,687
MagnaChip Semiconductor Corp. (a)	7,844	79,852
Marvell Technology Group Ltd.	566	6,373
MediaTek, Inc.	169,000	1,439,379
Mellanox Technologies Ltd. (a)	17,000	1,782,620
Micrel, Inc.	7,241	67,631
Micron Technology, Inc. (a)	705,995	4,384,229
Microsemi Corp. (a)	4,100	79,376
Monolithic Power Systems, Inc. (a)	66,633	1,291,348
MStar Semiconductor, Inc.	394,000	2,520,074
Novatek Microelectronics Corp.	81,000	236,994
NVIDIA Corp. (a)	6,070	82,188
NXP Semiconductors NV (a)	244,929	5,532,946
O2Micro International Ltd. sponsored ADR (a)	14,600	56,648
Omnivision Technologies, Inc. (a)	93,100	1,305,262
ON Semiconductor Corp. (a)	9,446	65,555
Phison Electronics Corp.	61,000	499,165
PMC-Sierra, Inc. (a)	59,184	314,859
Power Integrations, Inc.	26,300	926,812
Radiant Opto-Electronics Corp.	15,000	59,118
Rambus, Inc. (a)	165,107	693,449
RF Micro Devices, Inc. (a)	156,888	608,725
Samsung Electronics Co. Ltd.	350	405,202
Semtech Corp. (a)	15,100	360,739

	Shares	Value
Seoul Semiconductor Co. Ltd.	11,191	$ 210,820
Silicon Laboratories, Inc. (a)	1,700	62,815
SK Hynix, Inc.	56,590	1,086,084
Skyworks Solutions, Inc. (a)	171,751	4,968,756
Spreadtrum Communications, Inc. ADR (d)	178,768	3,232,125
Standard Microsystems Corp. (a)	46,071	1,700,481
STMicroelectronics NV	16,900	90,668
STMicroelectronics NV (NY Shares) unit	160,200	858,672
Taiwan Surface Mounting Technology Co. Ltd.	107,320	166,142
Texas Instruments, Inc.	12,950	352,758
Trina Solar Ltd. (a)(d)	10,094	47,644
TriQuint Semiconductor, Inc. (a)	78,814	444,511
United Microelectronics Corp.	4,000	1,673
Vanguard International Semiconductor Corp.	17,000	7,154
Win Semiconductors Corp.	225,433	266,544
Xilinx, Inc.	244	7,906
YoungTek Electronics Corp.	1,146	2,855
		90,167,303
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		105,599,756
SOFTWARE - 17.6%
Application Software - 9.5%
Adobe Systems, Inc. (a)	22,086	682,016
ANSYS, Inc. (a)	28,853	1,730,026
AsiaInfo-Linkage, Inc. (a)	202,188	2,070,405
Aspen Technology, Inc. (a)	204,102	4,771,905
Autodesk, Inc. (a)	15,108	512,463
AutoNavi Holdings Ltd. ADR (a)	5,621	69,532
BroadSoft, Inc. (a)(d)	86,165	2,115,351
Citrix Systems, Inc. (a)	137,795	10,014,941
Comverse Technology, Inc. (a)	47,105	255,780
Concur Technologies, Inc. (a)	46,598	3,147,229
Descartes Systems Group, Inc. (a)	139,200	1,159,017
Informatica Corp. (a)	69,036	2,037,252
Intuit, Inc.	12,136	704,131
JDA Software Group, Inc. (a)	12,441	368,005
Jive Software, Inc.	1,700	34,051
Kingdee International Software Group Co. Ltd. (a)	9,630,800	1,117,738
Manhattan Associates, Inc. (a)	97	4,529
MicroStrategy, Inc. Class A (a)	16,961	1,975,278
Nuance Communications, Inc. (a)	155,639	3,167,254
Parametric Technology Corp. (a)	201,585	4,342,141
Pegasystems, Inc. (d)	79,252	2,201,621
PROS Holdings, Inc. (a)	8,633	120,344
QLIK Technologies, Inc. (a)	79,587	1,591,740
RealPage, Inc. (a)	4,600	102,212
salesforce.com, Inc. (a)	135,653	16,869,807
SolarWinds, Inc. (a)	43,114	2,301,856
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Splunk, Inc.	200	$ 5,880
Synchronoss Technologies, Inc. (a)	92,548	1,769,518
Synopsys, Inc. (a)	2,500	75,725
TIBCO Software, Inc. (a)	37,780	1,061,240
TiVo, Inc. (a)	8,000	69,520
VanceInfo Technologies, Inc. ADR (a)(d)	78,953	750,843
		67,199,350
Home Entertainment Software - 0.6%
Activision Blizzard, Inc.	46,300	556,989
Capcom Co. Ltd.	76,500	1,555,958
Giant Interactive Group, Inc. ADR (d)	388,429	1,751,815
Nintendo Co. Ltd.	600	66,745
Take-Two Interactive Software, Inc. (a)	64,262	564,220
		4,495,727
Systems Software - 7.5%
Allot Communications Ltd. (a)	27,500	675,950
Ariba, Inc. (a)	80,599	3,581,014
BMC Software, Inc. (a)	43,366	1,717,294
Check Point Software Technologies Ltd. (a)	1,413	68,629
CommVault Systems, Inc. (a)	51,744	2,510,619
Fortinet, Inc. (a)	70,542	1,693,713
Infoblox, Inc.	3,000	63,030
Insyde Software Corp.	31,000	111,306
Microsoft Corp.	357,471	10,534,670
NetSuite, Inc. (a)	39,618	2,192,460
Oracle Corp.	396,058	11,960,952
Progress Software Corp. (a)	17,578	341,716
Red Hat, Inc. (a)	118,534	6,360,534
ServiceNow, Inc.	1,800	48,600
Sourcefire, Inc. (a)	14,743	752,630
Symantec Corp. (a)	285,048	4,489,506
Totvs SA	80,000	1,475,698
VMware, Inc. Class A (a)	55,146	5,005,051
		53,583,372
TOTAL SOFTWARE		125,278,449
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	69,529	4,106,383
TOTAL COMMON STOCKS (Cost $615,280,200)		646,689,643
Convertible Bonds - 0.5%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	1,261,237

	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Semiconductors - 0.3%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13	$ 2,179,000	$ 1,993,785
TOTAL CONVERTIBLE BONDS (Cost $3,143,432)		3,255,022
Master Notes - 0.0%

OZ Optics Ltd. 5% 11/5/14 (f) (Cost $183,336)	180,662	180,662
Money Market Funds - 12.6%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	58,879,985	58,879,985
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	30,624,219	30,624,219
TOTAL MONEY MARKET FUNDS (Cost $89,504,204)		89,504,204
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $708,111,172)	739,629,531
NET OTHER ASSETS (LIABILITIES) - (4.1)%	(29,367,507)
NET ASSETS - 100%	$ 710,262,024
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $54,576 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $920,722 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 947,157
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 185,227
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,296
Fidelity Securities Lending Cash Central Fund	563,228
Total	$ 618,524
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 646,689,643	$ 633,152,680	$ 13,504,234	$ 32,729
Convertible Bonds	3,255,022	-	3,255,022	-
Master Notes	180,662	-	-	180,662
Money Market Funds	89,504,204	89,504,204	-	-
Total Investments in Securities:	$ 739,629,531	$ 722,656,884	$ 16,759,256	$ 213,391

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,775,532
Level 2 to Level 1	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.5%
Cayman Islands	2.9%
Netherlands	2.1%
Taiwan	1.7%
Japan	1.7%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $29,733,355) - See accompanying schedule: Unaffiliated issuers (cost $618,606,968)	$ 650,125,327
Fidelity Central Funds (cost $89,504,204)	89,504,204
Total Investments (cost $708,111,172)		$ 739,629,531
Receivable for investments sold		13,437,674
Receivable for fund shares sold		234,920
Dividends receivable		418,973
Interest receivable		37,209
Distributions receivable from Fidelity Central Funds		26,513
Other receivables		33,608
Total assets		753,818,428

Liabilities
Payable to custodian bank	$ 215
Payable for investments purchased	10,619,841
Payable for fund shares redeemed	1,501,342
Accrued management fee	328,034
Distribution and service plan fees payable	228,758
Other affiliated payables	191,808
Other payables and accrued expenses	62,187
Collateral on securities loaned, at value	30,624,219
Total liabilities		43,556,404

Net Assets		$ 710,262,024
Net Assets consist of:
Paid in capital		$ 806,641,990
Accumulated net investment loss		(2,745,337)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,154,107)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,519,478
Net Assets		$ 710,262,024

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($336,692,832 ÷ 13,333,428 shares)	$ 25.25

Maximum offering price per share (100/94.25 of $25.25)	$ 26.79
Class T: Net Asset Value and redemption price per share ($172,708,820 ÷ 7,084,653 shares)	$ 24.38

Maximum offering price per share (100/96.50 of $24.38)	$ 25.26
Class B: Net Asset Value and offering price per share ($17,476,122 ÷ 773,220 shares)A	$ 22.60

Class C: Net Asset Value and offering price per share ($88,074,296 ÷ 3,879,255 shares)A	$ 22.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($95,309,954 ÷ 3,596,895 shares)	$ 26.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 3,436,093
Interest		367,647
Income from Fidelity Central Funds (including $563,228 from security lending)		618,524
Total income		4,422,264

Expenses
Management fee	$ 4,003,607
Transfer agent fees	2,091,380
Distribution and service plan fees	2,805,168
Accounting and security lending fees	261,338
Custodian fees and expenses	109,964
Independent trustees' compensation	4,863
Registration fees	88,559
Audit	54,104
Legal	3,271
Miscellaneous	7,711
Total expenses before reductions	9,429,965
Expense reductions	(121,625)	9,308,340
Net investment income (loss)		(4,886,076)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,607,206
Foreign currency transactions	(41,554)
Total net realized gain (loss)		13,565,652
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,833,312)
Assets and liabilities in foreign currencies	(1,891)
Total change in net unrealized appreciation (depreciation)		(12,835,203)
Net gain (loss)		730,449
Net increase (decrease) in net assets resulting from operations		$ (4,155,627)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,886,076)	$ (6,857,636)
Net realized gain (loss)	13,565,652	189,083,406
Change in net unrealized appreciation (depreciation)	(12,835,203)	(20,605,446)
Net increase (decrease) in net assets resulting from operations	(4,155,627)	161,620,324
Share transactions - net increase (decrease)	(54,812,282)	(15,631,022)
Redemption fees	30,293	32,306
Total increase (decrease) in net assets	(58,937,616)	146,021,608

Net Assets
Beginning of period	769,199,640	623,178,032
End of period (including accumulated net investment loss of $2,745,337 and accumulated net investment loss of $24, respectively)	$ 710,262,024	$ 769,199,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.14	$ 19.83	$ 16.03	$ 17.04	$ 20.55
Income from Investment Operations
Net investment income (loss) C	(.13)	(.18)	(.16)	.02 F	(.10)
Net realized and unrealized gain (loss)	.24	5.49	3.96	(1.03)	(3.41)
Total from investment operations	.11	5.31	3.80	(1.01)	(3.51)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 25.25	$ 25.14	$ 19.83	$ 16.03	$ 17.04
Total Return A, B	.44%	26.78%	23.71%	(5.93)%	(17.08)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.18%	1.21%	1.23%	1.21%
Expenses net of fee waivers, if any	1.18%	1.18%	1.21%	1.23%	1.21%
Expenses net of all reductions	1.17%	1.16%	1.18%	1.22%	1.19%
Net investment income (loss)	(.55)%	(.73)%	(.83)%	.17% F	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,693	$ 375,609	$ 312,659	$ 258,433	$ 275,117
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.33	$ 19.24	$ 15.59	$ 16.62	$ 20.09
Income from Investment Operations
Net investment income (loss) C	(.19)	(.23)	(.20)	(.01) F	(.14)
Net realized and unrealized gain (loss)	.24	5.32	3.85	(1.02)	(3.33)
Total from investment operations	.05	5.09	3.65	(1.03)	(3.47)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 24.38	$ 24.33	$ 19.24	$ 15.59	$ 16.62
Total Return A, B	.21%	26.46%	23.41%	(6.20)%	(17.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.43%	1.43%	1.46%	1.49%	1.46%
Expenses net of fee waivers, if any	1.43%	1.43%	1.46%	1.49%	1.46%
Expenses net of all reductions	1.42%	1.40%	1.44%	1.48%	1.45%
Net investment income (loss)	(.80)%	(.98)%	(1.09)%	(.09)% F	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 172,709	$ 196,913	$ 169,049	$ 151,170	$ 173,917
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 18.01	$ 14.67	$ 15.72	$ 19.10
Income from Investment Operations
Net investment income (loss) C	(.28)	(.33)	(.27)	(.07) F	(.23)
Net realized and unrealized gain (loss)	.21	4.99	3.61	(.98)	(3.15)
Total from investment operations	(.07)	4.66	3.34	(1.05)	(3.38)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.60	$ 22.67	$ 18.01	$ 14.67	$ 15.72
Total Return A, B	(.31)%	25.87%	22.77%	(6.68)%	(17.70)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.93%	1.96%	1.98%	1.96%
Expenses net of fee waivers, if any	1.93%	1.93%	1.96%	1.98%	1.96%
Expenses net of all reductions	1.92%	1.91%	1.94%	1.97%	1.94%
Net investment income (loss)	(1.30)%	(1.49)%	(1.59)%	(.58)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,476	$ 25,508	$ 29,176	$ 30,580	$ 47,294
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.77	$ 18.09	$ 14.74	$ 15.79	$ 19.18
Income from Investment Operations
Net investment income (loss) C	(.29)	(.33)	(.28)	(.07) F	(.23)
Net realized and unrealized gain (loss)	.22	5.01	3.63	(.98)	(3.16)
Total from investment operations	(.07)	4.68	3.35	(1.05)	(3.39)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.70	$ 22.77	$ 18.09	$ 14.74	$ 15.79
Total Return A, B	(.31)%	25.87%	22.73%	(6.65)%	(17.67)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.92%	1.96%	1.98%	1.96%
Expenses net of fee waivers, if any	1.93%	1.92%	1.96%	1.98%	1.96%
Expenses net of all reductions	1.91%	1.90%	1.93%	1.97%	1.94%
Net investment income (loss)	(1.29)%	(1.48)%	(1.58)%	(.58)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,074	$ 89,819	$ 70,017	$ 55,645	$ 63,590
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 20.68	$ 16.67	$ 17.68	$ 21.26
Income from Investment Operations
Net investment income (loss) B	(.06)	(.11)	(.11)	.06 E	(.04)
Net realized and unrealized gain (loss)	.26	5.73	4.12	(1.07)	(3.54)
Total from investment operations	.20	5.62	4.01	(1.01)	(3.58)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 26.50	$ 26.30	$ 20.68	$ 16.67	$ 17.68
Total Return A	.76%	27.18%	24.06%	(5.71)%	(16.84)%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.87%	.92%	.98%	.94%
Expenses net of fee waivers, if any	.86%	.87%	.92%	.98%	.94%
Expenses net of all reductions	.85%	.85%	.90%	.97%	.92%
Net investment income (loss)	(.23)%	(.43)%	(.55)%	.42% E	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,310	$ 81,350	$ 42,277	$ 26,285	$ 22,021
Portfolio turnover rate D	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and master notes, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 90,614,106
Gross unrealized depreciation	(66,449,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,164,350

Tax Cost	$ 715,465,181

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (117,524,425)
Net unrealized appreciation (depreciation)	$ 24,165,469

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (117,524,425)

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,373,500,303 and $1,483,717,376, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 854,371	$ 9,467
Class T	.25%	.25%	891,884	5,276
Class B	.75%	.25%	204,917	154,181
Class C	.75%	.25%	853,996	97,900
			$ 2,805,168	$ 266,824

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70,974
Class T	20,449
Class B*	25,085
Class C*	9,032
$ 125,540

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,029,833.30
Class T	538,818.30
Class B	61,789.30
Class C	250,234.29
Institutional Class	210,706.23
	$ 2,091,380

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,376 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $870,300. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $26,600 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $121,557 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	2,592,933	3,825,268	$ 63,934,256	$ 95,895,792
Shares redeemed	(4,198,134)	(4,656,846)	(101,495,361)	(115,935,925)
Net increase (decrease)	(1,605,201)	(831,578)	$ (37,561,105)	$ (20,040,133)
Class T
Shares sold	978,762	1,318,401	$ 23,400,718	$ 31,818,569
Shares redeemed	(1,986,110)	(2,014,796)	(46,751,109)	(47,878,372)
Net increase (decrease)	(1,007,348)	(696,395)	$ (23,350,391)	$ (16,059,803)
Class B
Shares sold	50,311	98,795	$ 1,085,625	$ 2,198,114
Shares redeemed	(402,080)	(593,453)	(8,778,422)	(13,054,972)
Net increase (decrease)	(351,769)	(494,658)	$ (7,692,797)	$ (10,856,858)
Class C
Shares sold	840,429	982,784	$ 19,233,850	$ 22,502,223
Shares redeemed	(904,947)	(908,933)	(19,636,815)	(20,073,701)
Net increase (decrease)	(64,518)	73,851	$ (402,965)	$ 2,428,522
Institutional Class
Shares sold	2,443,052	2,740,439	$ 63,798,153	$ 73,729,514
Shares redeemed	(1,939,243)	(1,692,072)	(49,603,177)	(44,832,264)
Net increase (decrease)	503,809	1,048,367	$ 14,194,976	$ 28,897,250

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	6.88%	1.26%	10.55%
Class T (incl. 3.50% sales charge) C	9.17%	1.47%	10.53%
Class B (incl. contingent deferred sales charge) A,C	7.54%	1.32%	10.64%
Class C (incl. contingent deferred sales charge) B,C	11.56%	1.70%	10.42%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class A on July 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 13.40%, 13.13%, 12.54% and 12.56%, respectively (excluding sales charges), outperforming the S&P 500® but underperforming the 17.71% gain of the MSCI® U.S. IM 25/50 Utilities Index. Relative to the MSCI index, the fund was hurt by an overweighting in the lagging independent power/energy trade group, although this was mitigated to an extent by good stock picks here. Security selection in gas utilities and electric utilities also hurt, as did an underweighting in multi-utilities. The fund's modest cash position also curtailed returns in an up market. Detractors included untimely ownership of Oklahoma gas utility ONEOK, and investments in National Fuel Gas - with operations in western New York - Houston-based independent power producers Calpine and GenOn Energy, global power company AES and an untimely out-of-benchmark position in Tulsa-based oil/gas storage and transport company Williams Companies, the latter of which was not held at period end. On the plus side, we were helped by an out-of-benchmark position in oil/gas refining and marketing company Sunoco - which was sold from the fund before period end - and by two California multi-utilities, Sempra Energy and PG&E.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.20%
Actual		$ 1,000.00	$ 1,132.50	$ 6.36
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.02
Class T	1.46%
Actual		$ 1,000.00	$ 1,130.60	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.32
Class B	1.95%
Actual		$ 1,000.00	$ 1,128.10	$ 10.32
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.77
Class C	1.93%
Actual		$ 1,000.00	$ 1,128.00	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,134.70	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	14.8	10.6
PG&E Corp.	7.3	6.1
FirstEnergy Corp.	7.3	8.4
Edison International	7.1	7.5
American Electric Power Co., Inc.	6.9	4.8
CenterPoint Energy, Inc.	5.3	4.4
Sempra Energy	4.8	7.5
NextEra Energy, Inc.	4.7	7.9
NiSource, Inc.	4.7	4.6
American Water Works Co., Inc.	4.0	3.1
	66.9
Top Industries (% of fund's net assets)
As of July 31, 2012
Electric Utilities	55.1%
Multi-Utilities	22.1%
Independent Power Producers & Energy Traders	9.5%
Gas Utilities	5.8%
Water Utilities	4.0%
All Others*	3.5%

As of January 31, 2012
Electric Utilities	44.5%
Multi-Utilities	30.3%
Independent Power Producers & Energy Traders	11.5%
Gas Utilities	5.2%
Oil, Gas & Consumable Fuels	3.7%
All Others*	4.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
ELECTRIC UTILITIES - 55.1%
Electric Utilities - 55.1%
American Electric Power Co., Inc.	317,461	$ 13,409,553
Duke Energy Corp.	427,091	28,948,226
Edison International	298,594	13,789,071
Exelon Corp.	74,599	2,918,313
FirstEnergy Corp.	285,196	14,322,543
Great Plains Energy, Inc.	219,010	4,857,642
ITC Holdings Corp.	17,610	1,306,486
NextEra Energy, Inc.	130,532	9,254,719
Northeast Utilities	126,422	5,041,709
OGE Energy Corp.	93,849	4,984,320
Pepco Holdings, Inc.	100,100	1,997,996
Southern Co.	86,271	4,153,949
UIL Holdings Corp.	69,530	2,575,391
		107,559,918
GAS UTILITIES - 5.8%
Gas Utilities - 5.8%
AGL Resources, Inc.	31,945	1,293,773
Atmos Energy Corp.	86,804	3,111,923
National Fuel Gas Co.	34,069	1,667,337
ONEOK, Inc.	116,612	5,190,400
		11,263,433
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 9.5%
Independent Power Producers & Energy Traders - 9.5%
Calpine Corp. (a)	403,230	6,891,201
GenOn Energy, Inc. (a)	489,881	1,165,917
NRG Energy, Inc. (d)	176,662	3,501,441
The AES Corp. (a)	583,761	7,040,158
		18,598,717
MULTI-UTILITIES - 22.1%
Multi-Utilities - 22.1%
CenterPoint Energy, Inc.	492,078	10,363,163
NiSource, Inc.	356,263	9,116,770
PG&E Corp.	310,374	14,326,864
Sempra Energy	133,531	9,401,918
		43,208,715

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 0.7%
Oil & Gas Storage & Transport - 0.7%
Cheniere Energy, Inc. (a)	98,998	$ 1,349,343
WATER UTILITIES - 4.0%
Water Utilities - 4.0%
American Water Works Co., Inc.	215,125	7,798,281
TOTAL COMMON STOCKS (Cost $174,104,060)		189,778,407
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.17% (b)	6,247,666	6,247,666
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	3,495,250	3,495,250
TOTAL MONEY MARKET FUNDS (Cost $9,742,916)		9,742,916
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $183,846,976)	199,521,323
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(4,249,174)
NET ASSETS - 100%	$ 195,272,149
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,512
Fidelity Securities Lending Cash Central Fund	25,507
Total	$ 31,019
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,379,310) - See accompanying schedule: Unaffiliated issuers (cost $174,104,060)	$ 189,778,407
Fidelity Central Funds (cost $9,742,916)	9,742,916
Total Investments (cost $183,846,976)		$ 199,521,323
Receivable for investments sold		1,034,685
Receivable for fund shares sold		392,394
Dividends receivable		156,134
Distributions receivable from Fidelity Central Funds		893
Other receivables		8,287
Total assets		201,113,716

Liabilities
Payable for investments purchased	$ 1,820,042
Payable for fund shares redeemed	287,512
Accrued management fee	86,881
Distribution and service plan fees payable	66,201
Other affiliated payables	49,663
Other payables and accrued expenses	36,018
Collateral on securities loaned, at value	3,495,250
Total liabilities		5,841,567

Net Assets		$ 195,272,149
Net Assets consist of:
Paid in capital		$ 209,197,231
Undistributed net investment income		1,693,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,293,226)
Net unrealized appreciation (depreciation) on investments		15,674,347
Net Assets		$ 195,272,149

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,812,981 ÷ 4,707,997 shares)	$ 21.20

Maximum offering price per share (100/94.25 of $21.20)	$ 22.49
Class T: Net Asset Value and redemption price per share ($38,275,755 ÷ 1,804,579 shares)	$ 21.21

Maximum offering price per share (100/96.50 of $21.21)	$ 21.98
Class B: Net Asset Value and offering price per share ($6,677,348 ÷ 318,599 shares)A	$ 20.96

Class C: Net Asset Value and offering price per share ($29,941,814 ÷ 1,439,302 shares)A	$ 20.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,564,251 ÷ 953,957 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 5,862,406
Income from Fidelity Central Funds		31,019
Total income		5,893,425

Expenses
Management fee	$ 951,962
Transfer agent fees	504,122
Distribution and service plan fees	754,197
Accounting and security lending fees	66,483
Custodian fees and expenses	9,952
Independent trustees' compensation	1,123
Registration fees	66,576
Audit	47,941
Legal	1,925
Miscellaneous	1,432
Total expenses before reductions	2,405,713
Expense reductions	(12,239)	2,393,474
Net investment income (loss)		3,499,951
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,579,670
Foreign currency transactions	(4,830)
Total net realized gain (loss)		12,574,840
Change in net unrealized appreciation (depreciation) on investment securities		5,997,904
Net gain (loss)		18,572,744
Net increase (decrease) in net assets resulting from operations		$ 22,072,695

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,499,951	$ 2,899,329
Net realized gain (loss)	12,574,840	15,534,119
Change in net unrealized appreciation (depreciation)	5,997,904	4,885,719
Net increase (decrease) in net assets resulting from operations	22,072,695	23,319,167
Distributions to shareholders from net investment income	(3,107,112)	(2,864,390)
Share transactions - net increase (decrease)	16,682,706	3,898,632
Redemption fees	8,157	2,026
Total increase (decrease) in net assets	35,656,446	24,355,435

Net Assets
Beginning of period	159,615,703	135,260,268
End of period (including undistributed net investment income of $1,693,797 and undistributed net investment income of $1,305,339, respectively)	$ 195,272,149	$ 159,615,703

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 16.59	$ 15.27	$ 20.28	$ 20.74
Income from Investment Operations
Net investment income (loss) C	.43	.39	.40	.35	.24
Net realized and unrealized gain (loss)	2.07	2.50	1.32	(5.10)	(.38)
Total from investment operations	2.50	2.89	1.72	(4.75)	(.14)
Distributions from net investment income	(.39)	(.39)	(.40)	(.26)	(.32)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.20	$ 19.09	$ 16.59	$ 15.27	$ 20.28
Total Return A, B	13.40%	17.71%	11.42%	(23.44)%	(.82)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.24%	1.26%	1.26%	1.21%
Expenses net of fee waivers, if any	1.23%	1.24%	1.26%	1.26%	1.21%
Expenses net of all reductions	1.22%	1.20%	1.22%	1.26%	1.21%
Net investment income (loss)	2.24%	2.18%	2.49%	2.37%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,813	$ 78,312	$ 64,890	$ 66,064	$ 105,219
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 16.59	$ 15.27	$ 20.26	$ 20.71
Income from Investment Operations
Net investment income (loss) C	.38	.35	.35	.31	.18
Net realized and unrealized gain (loss)	2.07	2.50	1.33	(5.10)	(.39)
Total from investment operations	2.45	2.85	1.68	(4.79)	(.21)
Distributions from net investment income	(.33)	(.35)	(.36)	(.20)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.21	$ 19.09	$ 16.59	$ 15.27	$ 20.26
Total Return A, B	13.13%	17.39%	11.13%	(23.61)%	(1.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.50%	1.52%	1.52%	1.47%
Expenses net of fee waivers, if any	1.49%	1.50%	1.52%	1.52%	1.47%
Expenses net of all reductions	1.48%	1.46%	1.49%	1.52%	1.47%
Net investment income (loss)	1.98%	1.92%	2.23%	2.11%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,276	$ 35,701	$ 33,651	$ 33,989	$ 54,346
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.86	$ 16.38	$ 15.08	$ 20.01	$ 20.40
Income from Investment Operations
Net investment income (loss) C	.28	.25	.27	.24	.08
Net realized and unrealized gain (loss)	2.05	2.49	1.31	(5.04)	(.39)
Total from investment operations	2.33	2.74	1.58	(4.80)	(.31)
Distributions from net investment income	(.23)	(.26)	(.28)	(.13)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.96	$ 18.86	$ 16.38	$ 15.08	$ 20.01
Total Return A, B	12.54%	16.87%	10.56%	(23.97)%	(1.59)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.99%	2.01%	2.01%	1.96%
Expenses net of fee waivers, if any	1.98%	1.99%	2.01%	2.01%	1.96%
Expenses net of all reductions	1.97%	1.95%	1.98%	2.01%	1.95%
Net investment income (loss)	1.49%	1.43%	1.74%	1.62%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,677	$ 7,773	$ 8,794	$ 10,634	$ 20,747
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.30	$ 15.02	$ 19.93	$ 20.38
Income from Investment Operations
Net investment income (loss) C	.29	.26	.27	.24	.08
Net realized and unrealized gain (loss)	2.03	2.46	1.30	(5.02)	(.39)
Total from investment operations	2.32	2.72	1.57	(4.78)	(.31)
Distributions from net investment income	(.27)	(.27)	(.29)	(.13)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.80	$ 18.75	$ 16.30	$ 15.02	$ 19.93
Total Return A, B	12.56%	16.85%	10.54%	(23.96)%	(1.58)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.98%	2.01%	2.01%	1.95%
Expenses net of fee waivers, if any	1.95%	1.98%	2.01%	2.01%	1.95%
Expenses net of all reductions	1.95%	1.94%	1.97%	2.01%	1.95%
Net investment income (loss)	1.51%	1.43%	1.74%	1.62%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,942	$ 26,915	$ 21,415	$ 22,352	$ 37,387
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.40	$ 16.85	$ 15.51	$ 20.52	$ 20.95
Income from Investment Operations
Net investment income (loss) B	.50	.45	.44	.39	.31
Net realized and unrealized gain (loss)	2.10	2.54	1.35	(5.17)	(.38)
Total from investment operations	2.60	2.99	1.79	(4.78)	(.07)
Distributions from net investment income	(.44)	(.44)	(.45)	(.23)	(.36)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.56	$ 19.40	$ 16.85	$ 15.51	$ 20.52
Total Return A	13.79%	18.05%	11.66%	(23.24)%	(.49)%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.98%	1.00%	1.00%	.91%
Expenses net of fee waivers, if any	.92%	.98%	1.00%	1.00%	.91%
Expenses net of all reductions	.91%	.94%	.97%	1.00%	.90%
Net investment income (loss)	2.55%	2.44%	2.75%	2.63%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,564	$ 10,914	$ 6,511	$ 4,373	$ 5,704
Portfolio turnover rate D	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,531,709
Gross unrealized depreciation	(1,153,862)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,377,847

Tax Cost	$ 184,143,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,693,801
Capital loss carryforward	$ (30,996,726)
Net unrealized appreciation (depreciation)	$ 15,377,847

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (2,914,692)
2018	(28,082,034)
Total capital loss carryforward	$ (30,996,726)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,107,112	$ 2,864,390

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,529,260 and $328,678,428, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 214,732	$ 4,630
Class T	.25%	.25%	181,944	1,028
Class B	.75%	.25%	70,797	53,145
Class C	.75%	.25%	286,724	41,280
			$ 754,197	$ 100,083

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,073
Class T	11,209
Class B*	14,892
Class C*	3,294
$ 113,468

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 258,677.30
Class T	113,959.31
Class B	21,373.30
Class C	79,958.28
Institutional Class	30,155.24
	$ 504,122

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,377 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $477 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,507. During the period, there were no securities loaned to FCM.

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,239 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,654,303	$ 1,536,373
Class T	639,462	680,070
Class B	91,242	128,700
Class C	419,210	350,529
Institutional Class	302,895	168,718
Total	$ 3,107,112	$ 2,864,390

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,455,060	951,835	$ 28,046,781	$ 17,339,635
Reinvestment of distributions	77,893	78,008	1,433,959	1,339,641
Shares redeemed	(926,992)	(840,008)	(17,830,196)	(15,213,828)
Net increase (decrease)	605,961	189,835	$ 11,650,544	$ 3,465,448
Class T
Shares sold	428,140	251,762	$ 8,180,543	$ 4,579,718
Reinvestment of distributions	32,850	37,445	606,115	644,378
Shares redeemed	(526,129)	(448,193)	(10,126,088)	(8,103,122)
Net increase (decrease)	(65,139)	(158,986)	$ (1,339,430)	$ (2,879,026)
Class B
Shares sold	59,712	39,073	$ 1,111,703	$ 679,580
Reinvestment of distributions	4,324	6,858	79,307	116,904
Shares redeemed	(157,671)	(170,627)	(2,989,895)	(3,021,254)
Net increase (decrease)	(93,635)	(124,696)	$ (1,798,885)	$ (2,224,770)
Class C
Shares sold	518,655	405,545	$ 9,682,101	$ 7,271,889
Reinvestment of distributions	18,237	15,668	332,155	265,763
Shares redeemed	(533,137)	(299,716)	(10,002,257)	(5,335,908)
Net increase (decrease)	3,755	121,497	$ 11,999	$ 2,201,744
Institutional Class
Shares sold	988,603	343,779	$ 19,698,436	$ 6,436,483
Reinvestment of distributions	14,596	7,398	273,126	128,959
Shares redeemed	(611,715)	(175,049)	(11,813,084)	(3,230,206)
Net increase (decrease)	391,484	176,128	$ 8,158,478	$ 3,335,236

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Class A	09/10/12	09/07/12	$0.000	$0.685
Class T	09/10/12	09/07/12	$0.000	$0.685
Class B	09/10/12	09/07/12	$0.000	$0.685
Class C	09/10/12	09/07/12	$0.000	$0.685
Fidelity Advisor Communications Equipment Fund
Class A	09/10/12	09/07/12	$0.000	$0.000
Class T	09/10/12	09/07/12	$0.000	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Consumer Discretionary Fund
Class A	09/10/12	09/07/12	$0.000	$0.811
Class T	09/10/12	09/07/12	$0.000	$0.811
Class B	09/10/12	09/07/12	$0.000	$0.811
Class C	09/10/12	09/07/12	$0.000	$0.811
Fidelity Advisor Electronics Fund
Class A	09/10/12	09/07/12	$0.000	$0.000
Class T	09/10/12	09/07/12	$0.000	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Energy Fund
Class A	09/10/12	09/07/12	$0.000	$0.000
Class T	09/10/12	09/07/12	$0.000	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Financial Services Fund
Class A	09/10/12	09/07/12	$0.030	$0.000
Class T	09/10/12	09/07/12	$0.020	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Health Care Fund
Class A	09/10/12	09/07/12	$0.000	$1.941
Class T	09/10/12	09/07/12	$0.000	$1.941
Class B	09/10/12	09/07/12	$0.000	$1.941
Class C	09/10/12	09/07/12	$0.000	$1.941
Fidelity Advisor Industrials Fund
Class A	09/10/12	09/07/12	$0.100	$0.000
Class T	09/10/12	09/07/12	$0.064	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Technology Fund
Class A	09/10/12	09/07/12	$0.000	$0.000
Class T	09/10/12	09/07/12	$0.000	$0.000
Class B	09/10/12	09/07/12	$0.000	$0.000
Class C	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Utilities Fund
Class A	09/10/12	09/07/12	$0.208	$0.000
Class T	09/10/12	09/07/12	$0.173	$0.000
Class B	09/10/12	09/07/12	$0.100	$0.000
Class C	09/10/12	09/07/12	$0.122	$0.000

Annual Report

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$10,507,377
Fidelity Advisor Consumer Discretionary Fund	$3,717,975
Fidelity Advisor Health Care Fund	$42,500,381

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2011	December 2011
Fidelity Advisor Consumer Discretionary Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Energy Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Financial Services Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2011	December 2011
Fidelity Advisor Consumer Discretionary Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Energy Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
	September 2011	December 2011
Fidelity Advisor Financial Services Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR believes that no meaningful peer group exists for the funds principally because most other funds in each fund's third-party peer group focus on different industries or sectors than the fund.

For each fund (except Advisor Electronics), the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For Advisor Electronics, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Fidelity Advisor Biotechnology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Communications Equipment Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Consumer Discretionary Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that there was a portfolio management change for the fund in April 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Electronics Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Energy Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Fidelity Advisor Financial Services Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Advisor Health Care Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Industrials Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Technology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Utilities Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Annual Report

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

For Advisor Biotechnology, Advisor Financial Services, and Advisor Utilities, the Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Communications Equipment and Advisor Electronics, the Board noted that the total expense ratio of Class A ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Consumer Discretionary, the Board noted that the total expense ratio of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Energy, Advisor Health Care, Advisor Industrials, and Advisor Technology, the Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank†

New York, NY

Brown Brothers Harriman & Co. ††

Boston, MA

State Street Bank and Trust †††

Quincy, MA

† Custodian for Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund.

†† Custodian for Fidelity Advisor Energy Fund.

††† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund.

AFOC-UANNPRO-0912
1.789241.108

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Fidelity Advisor® Biotechnology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Communications Equipment Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Consumer Discretionary Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Electronics Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Energy Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Financial Services Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Health Care Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Industrials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Technology Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Utilities Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	34.29%	12.19%	11.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Rajiv Kaul, Portfolio Manager of Fidelity Advisor® Biotechnology Fund: For the year, the fund's Institutional Class shares returned 34.29%, trailing the 36.18% advance of the MSCI® U.S. IM Biotechnology 25/50 Index but beating the S&P 500®. Versus the MSCI index, a sizable underweighting in strong-performing benchmark heavyweight Amgen - the fund's largest holding during the period - and a significant overweighting in small-cap biotech shares worked against relative performance. Exposure to some out-of-index pharmaceuticals stocks also curbed the fund's gain. An overweighting in InterMune detracted the most, as investors grew impatient with the pace of sales growth for the company's Esbriet® medication. An out-of-index stake in Vical and an overweighting in Progenics Pharmaceuticals also hurt. Conversely, the stock aiding relative performance the most was a sizable overweighting in Medivation, one of the fund's largest positions during the period. Positive clinical results for the company's prostate cancer treatment lifted its stock. Meanwhile, a small out-of-benchmark stake in pain medication maker Adolor soared in October after the company agreed to be acquired. I sold our position here to lock in profits. A modest underweighting in Gilead Sciences also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.21%
Actual		$ 1,000.00	$ 1,170.80	$ 6.53
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.07
Class T	1.50%
Actual		$ 1,000.00	$ 1,168.90	$ 8.09
Hypothetical A		$ 1,000.00	$ 1,017.40	$ 7.52
Class B	1.95%
Actual		$ 1,000.00	$ 1,165.90	$ 10.50
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 9.77
Class C	1.94%
Actual		$ 1,000.00	$ 1,167.00	$ 10.45
Hypothetical A		$ 1,000.00	$ 1,015.22	$ 9.72
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,172.70	$ 4.86
Hypothetical A		$ 1,000.00	$ 1,020.39	$ 4.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Biotechnology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	12.1	10.1
Gilead Sciences, Inc.	10.1	10.6
Biogen Idec, Inc.	7.8	6.1
Celgene Corp.	4.4	4.2
Regeneron Pharmaceuticals, Inc.	4.3	3.2
ONYX Pharmaceuticals, Inc.	3.7	1.6
Vertex Pharmaceuticals, Inc.	3.2	3.4
Alexion Pharmaceuticals, Inc.	2.7	4.0
Medivation, Inc.	2.7	2.3
BioMarin Pharmaceutical, Inc.	1.7	2.6
	52.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Biotechnology	91.8%
Pharmaceuticals	4.6%
Life Sciences Tools & Services	0.5%
Health Care Equipment & Supplies	0.2%
Personal Products	0.1%
All Others*	2.8%

As of January 31, 2012
Biotechnology	94.1%
Pharmaceuticals	5.7%
Life Sciences Tools & Services	0.4%
Health Care Equipment & Supplies	0.0%
All Others*†	(0.2)%

* Includes short-term investments and net other assets.
† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Fidelity Advisor Biotechnology Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
BIOTECHNOLOGY - 91.8%
Biotechnology - 91.8%
A.P. Pharma, Inc. (e)	949,565	$ 598,226
Acadia Pharmaceuticals, Inc. (a)	157,447	253,490
Achillion Pharmaceuticals, Inc. (a)	47,601	315,119
Acorda Therapeutics, Inc. (a)	62,957	1,515,375
Addex Pharmaceuticals Ltd. (a)	60	491
Aegerion Pharmaceuticals, Inc. (a)	48,490	736,078
Affymax, Inc. (a)(d)	65,193	1,058,082
Agenus, Inc. (a)(d)	9,425	45,523
Agenus, Inc. warrants 6/9/18 (a)(e)	452,000	93,550
Alexion Pharmaceuticals, Inc. (a)	42,005	4,404,224
Alkermes PLC (a)	65,261	1,213,202
Alnylam Pharmaceuticals, Inc. (a)(d)	99,898	1,867,094
AMAG Pharmaceuticals, Inc. (a)	55,006	851,493
Amarin Corp. PLC ADR (a)(d)	95,879	1,122,743
Amgen, Inc.	237,814	19,643,433
Amicus Therapeutics, Inc. (a)	37,385	184,308
Anacor Pharmaceuticals, Inc. (a)	22,150	130,685
Arena Pharmaceuticals, Inc. (a)(d)	239,529	2,002,462
ARIAD Pharmaceuticals, Inc. (a)	128,106	2,450,668
ArQule, Inc. (a)	192,909	1,167,099
AVEO Pharmaceuticals, Inc. (a)(d)	23,752	311,151
Biogen Idec, Inc. (a)	86,357	12,593,441
BioInvent International AB (a)	35,090	17,440
BioMarin Pharmaceutical, Inc. (a)	71,556	2,811,435
Bionovo, Inc. (a)	46,000	782
Bionovo, Inc. warrants 2/2/16 (a)	56,850	713
Biospecifics Technologies Corp. (a)	1,244	22,479
BioTime, Inc. (a)(d)	32,817	126,674
Catalyst Pharmaceutical Partners, Inc. (a)	117,609	149,363
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	1,005
warrants 5/30/17 (a)	17,900	5,109
Celgene Corp. (a)	104,660	7,165,024
Cell Therapeutics, Inc. (a)(d)	609,529	314,517
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	5,312
Celldex Therapeutics, Inc. (a)	121,557	628,450
Cepheid, Inc. (a)	35,400	1,134,216
Clovis Oncology, Inc. (d)	17,462	308,903
Codexis, Inc. (a)	47,542	146,429
Cubist Pharmaceuticals, Inc. (a)	36,792	1,584,264
Cytokinetics, Inc.	407,500	282,805
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	2,490
Dendreon Corp. (a)(d)	89,828	427,581
Durata Therapeutics, Inc.	13,800	116,886
Dyax Corp. (a)	209,795	555,957
Dynavax Technologies Corp. (a)	161,002	621,468
Emergent BioSolutions, Inc. (a)	17,500	255,675
Enzon Pharmaceuticals, Inc. (a)	29,534	195,810
Exact Sciences Corp. (a)	45,300	464,325
Exelixis, Inc. (a)(d)	67,145	419,656

	Shares	Value
Genomic Health, Inc. (a)	16,728	$ 561,559
Geron Corp. (a)	8,061	13,865
Gilead Sciences, Inc. (a)	300,460	16,323,992
Halozyme Therapeutics, Inc. (a)(d)	84,958	766,321
Horizon Pharma, Inc. (d)	6,100	34,831
Horizon Pharma, Inc. warrants 2/28/17 (a)(e)	18,737	29,510
Idenix Pharmaceuticals, Inc. (a)(d)	74,406	753,733
ImmunoGen, Inc. (a)(d)	64,980	1,048,777
Immunomedics, Inc. (a)	36,350	125,771
Incyte Corp. (a)	74,938	1,872,701
Infinity Pharmaceuticals, Inc. (a)	26,533	463,266
InterMune, Inc. (a)	126,962	1,121,074
Ironwood Pharmaceuticals, Inc. Class A (a)	108,728	1,399,329
Isis Pharmaceuticals, Inc. (a)(d)	59,810	724,897
Keryx Biopharmaceuticals, Inc. (a)	48,400	88,088
Lexicon Pharmaceuticals, Inc. (a)(d)	487,692	1,180,215
Ligand Pharmaceuticals, Inc. Class B (a)	30,154	583,480
MannKind Corp. (a)(d)	52,246	124,345
Medivation, Inc. (a)	44,013	4,388,096
Merrimack Pharmaceuticals, Inc.	2,800	22,316
Metabolix, Inc. (a)(d)	61,356	113,509
Momenta Pharmaceuticals, Inc. (a)(d)	31,866	453,135
Myriad Genetics, Inc. (a)	56,382	1,401,093
Neurocrine Biosciences, Inc. (a)	48,406	367,886
NeurogesX, Inc. (a)	37,202	8,928
NeurogesX, Inc. (e)	150,000	36,000
NewLink Genetics Corp. (d)	20,100	238,788
Novavax, Inc. (a)(d)	525,011	1,170,775
Novelos Therapeutics, Inc. (a)	137,600	144,480
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	64,346
NPS Pharmaceuticals, Inc. (a)	97,378	750,784
OncoGenex Pharmaceuticals, Inc. (a)	8,605	120,126
Oncothyreon, Inc. (a)(d)	13,836	58,526
Onyx Pharmaceuticals, Inc. (a)	80,768	6,055,177
Opko Health, Inc. (a)(d)	129,700	549,928
Oragenics, Inc. (e)	108,608	254,143
OREXIGEN Therapeutics, Inc. (a)(d)	168,452	830,468
Osiris Therapeutics, Inc. (a)(d)	30,725	267,922
PDL BioPharma, Inc. (d)	81,188	551,267
Pharmacyclics, Inc. (a)(d)	46,849	2,492,835
PolyMedix, Inc. (a)	357,066	117,832
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	34,484
Progenics Pharmaceuticals, Inc. (a)	180,835	942,150
PROLOR Biotech, Inc. (a)(d)	72,716	357,763
Protalix BioTherapeutics, Inc. (a)(d)	72,943	424,528
Puma Biotechnology, Inc.	32,887	419,309
Raptor Pharmaceutical Corp. (a)(d)	94,051	468,374
Regeneron Pharmaceuticals, Inc. (a)	52,104	7,015,804
Rigel Pharmaceuticals, Inc. (a)	75,572	826,758
Sangamo Biosciences, Inc. (a)	73,728	387,809
Sarepta Therapeutics, Inc. (a)	317	2,875
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Savient Pharmaceuticals, Inc. (a)(d)	81,455	$ 51,317
Seattle Genetics, Inc. (a)(d)	56,734	1,484,161
SIGA Technologies, Inc. (a)(d)	101,286	294,742
Sophiris Bio, Inc.	138,000	46,787
Sorrento Therapeutics, Inc. (e)	720,000	97,200
Spectrum Pharmaceuticals, Inc. (a)	120,739	1,689,139
Sunesis Pharmaceuticals, Inc. (a)(d)	21,236	63,071
Synageva BioPharma Corp. (a)	16,000	800,960
Synergy Pharmaceuticals, Inc. (a)	41,200	168,508
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	20,600	38,110
Synta Pharmaceuticals Corp. (a)(d)	169,166	1,243,370
Synthetic Biologics, Inc. (a)	100	224
Targacept, Inc. (a)	37,697	162,851
Theravance, Inc. (a)(d)	85,858	2,501,044
Threshold Pharmaceuticals, Inc. (a)(d)	97,866	679,190
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	188,731
Tranzyme, Inc. (a)	50,400	201,600
Trius Therapeutics, Inc. (a)	57,653	317,668
United Therapeutics Corp. (a)	36,052	1,974,929
Vanda Pharmaceuticals, Inc. (a)	101,300	408,239
Verastem, Inc.	6,365	59,449
Vertex Pharmaceuticals, Inc. (a)	106,420	5,162,434
Vical, Inc. (a)(d)	266,077	920,626
XOMA Corp. (a)(d)	154,908	562,316
ZIOPHARM Oncology, Inc. (a)(d)	135,779	764,436
		148,757,775
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Alsius Corp. (a)	14,200	0
Aradigm Corp. (a)	351,440	40,416
InVivo Therapeutics Holdings Corp. (a)	98,300	242,801
		283,217
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Health Care Services - 0.0%
OvaScience, Inc. (e)	12,800	70,400
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
BG Medicine, Inc. (a)	75,570	504,808
ChromaDex, Inc. (a)(d)	143,866	89,197
Transgenomic, Inc. (a)	33,100	34,093
Transgenomic, Inc. (e)	162,000	166,860
Transgenomic, Inc. warrants 2/3/17 (a)(e)	81,000	2,469
		797,427

	Shares	Value
PERSONAL PRODUCTS - 0.1%
Personal Products - 0.1%
MYOS Corp. (e)	333,300	$ 92,991
PHARMACEUTICALS - 4.5%
Pharmaceuticals - 4.5%
AcelRx Pharmaceuticals, Inc. (a)	62,800	184,632
Auxilium Pharmaceuticals, Inc. (a)	22,858	615,795
AVANIR Pharmaceuticals Class A (a)(d)	295,541	845,247
Corcept Therapeutics, Inc. (a)(d)	34,013	123,127
Elan Corp. PLC sponsored ADR (a)	98,152	1,133,656
Jazz Pharmaceuticals PLC (a)	6,568	315,724
Omeros Corp. (a)	61,072	577,130
Optimer Pharmaceuticals, Inc. (a)(d)	24,917	340,366
Pacira Pharmaceuticals, Inc. (a)(d)	31,797	486,812
Santarus, Inc. (a)	45,025	327,332
TherapeuticsMD, Inc. (a)	90,100	297,330
Transcept Pharmaceuticals, Inc. (a)	6,000	36,540
Ventrus Biosciences, Inc. (a)	27,098	99,179
ViroPharma, Inc. (a)	21,074	457,517
VIVUS, Inc. (a)(d)	21,800	458,454
XenoPort, Inc. (a)	71,586	564,098
Zogenix, Inc. (a)	125,489	276,076
Zogenix, Inc. unit (a)	73,300	163,022
		7,302,037
TOTAL COMMON STOCKS (Cost $125,259,337)		157,303,847
Convertible Preferred Stocks - 0.1%

BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
bluebird bio (e)	35,360	17,631
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Agios Pharmaceuticals, Inc. Series C (e)	13,990	68,706
KaloBios Pharmaceuticals, Inc. Series E (a)(e)	42,000	142,800
		211,506
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $229,126)		229,137
Money Market Funds - 18.8%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	10,111,771	$ 10,111,771
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	20,291,175	20,291,175
TOTAL MONEY MARKET FUNDS (Cost $30,402,946)		30,402,946
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $155,891,409)	187,935,930
NET OTHER ASSETS (LIABILITIES) - (16.0)%	(25,957,339)
NET ASSETS - 100%	$ 161,978,591
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,670,486 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
A.P. Pharma, Inc.	7/25/12	$ 498,522
Agenus, Inc. warrants 6/9/18	1/9/08	$ 563,722
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 68,706
bluebird bio	7/23/12	$ 17,620
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 2,342
KaloBios Pharmaceuticals, Inc. Series E	5/2/12	$ 142,800
MYOS Corp.	7/2/12	$ 83,325
NeurogesX, Inc.	2/1/12	$ 151,500
Oragenics, Inc.	7/31/12	$ 162,912
OvaScience, Inc.	3/29/12	$ 70,400
Sorrento Therapeutics, Inc.	5/15/12	$ 115,200
Transgenomic, Inc.	2/3/12	$ 161,441
Transgenomic, Inc. warrants 2/3/17	2/3/12	$ 559
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,923
Fidelity Securities Lending Cash Central Fund	287,481
Total	$ 290,404
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 157,303,847	$ 155,600,146	$ 1,633,301	$ 70,400
Convertible Preferred Stocks	229,137	-	-	229,137
Money Market Funds	30,402,946	30,402,946	-	-
Total Investments in Securities:	$ 187,935,930	$ 186,003,092	$ 1,633,301	$ 299,537

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $18,695,107) - See accompanying schedule: Unaffiliated issuers (cost $125,488,463)	$ 157,532,984
Fidelity Central Funds (cost $30,402,946	30,402,946
Total Investments (cost $155,891,409)		$ 187,935,930
Receivable for investments sold		2,869,141
Receivable for fund shares sold		2,085,272
Distributions receivable from Fidelity Central Funds		54,243
Other receivables		1,795
Total assets		192,946,381

Liabilities
Payable to custodian bank	$ 129,543
Payable for investments purchased	10,000,077
Payable for fund shares redeemed	350,233
Accrued management fee	69,729
Distribution and service plan fees payable	56,003
Other affiliated payables	34,235
Other payables and accrued expenses	36,795
Collateral on securities loaned, at value	20,291,175
Total liabilities		30,967,790

Net Assets		$ 161,978,591
Net Assets consist of:
Paid in capital		$ 120,525,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,408,637
Net unrealized appreciation (depreciation) on investments		32,044,521
Net Assets		$ 161,978,591

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,993,474 ÷ 5,851,707 shares)	$ 11.79

Maximum offering price per share (100/94.25 of $11.79)	$ 12.51
Class T: Net Asset Value and redemption price per share ($28,153,833 ÷ 2,465,085 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($6,349,281 ÷ 590,506 shares)A	$ 10.75

Class C: Net Asset Value and offering price per share ($31,709,620 ÷ 2,947,678 shares)A	$ 10.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,772,383 ÷ 2,190,697 shares)	$ 12.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 220,191
Income from Fidelity Central Funds (including $287,481 from security lending)		290,404
Total income		510,595

Expenses
Management fee	$ 531,816
Transfer agent fees	278,414
Distribution and service plan fees	454,730
Accounting and security lending fees	38,888
Custodian fees and expenses	15,932
Independent trustees' compensation	586
Registration fees	60,261
Audit	43,371
Legal	275
Miscellaneous	691
Total expenses before reductions	1,424,964
Expense reductions	(3,767)	1,421,197
Net investment income (loss)		(910,602)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,076,175
Foreign currency transactions	26
Total net realized gain (loss)		13,076,201
Change in net unrealized appreciation (depreciation) on investment securities		17,166,425
Net gain (loss)		30,242,626
Net increase (decrease) in net assets resulting from operations		$ 29,332,024

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (910,602)	$ (708,078)
Net realized gain (loss)	13,076,201	5,234,202
Change in net unrealized appreciation (depreciation)	17,166,425	11,018,770
Net increase (decrease) in net assets resulting from operations	29,332,024	15,544,894
Share transactions - net increase (decrease)	58,002,416	6,522,296
Redemption fees	11,011	3,193
Total increase (decrease) in net assets	87,345,451	22,070,383

Net Assets
Beginning of period	74,633,140	52,562,757
End of period (including accumulated net investment loss of $0 and $755, respectively)	$ 161,978,591	$ 74,633,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.81	$ 6.67	$ 6.94	$ 7.81	$ 7.23
Income from Investment Operations
Net investment income (loss) C	(.07)	(.07) F	(.08) G	(.08)	(.09) H
Net realized and unrealized gain (loss)	3.05	2.21	(.19)	(.79)	1.20
Total from investment operations	2.98	2.14	(.27)	(.87)	1.11
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 11.79	$ 8.81	$ 6.67	$ 6.94	$ 7.81
Total Return A, B	33.83%	32.08%	(3.89)%	(11.14)%	15.95%
Ratios to Average Net Assets D, I
Expenses before reductions	1.27%	1.35%	1.39%	1.40%	1.37%
Expenses net of fee waivers, if any	1.27%	1.35%	1.39%	1.40%	1.37%
Expenses net of all reductions	1.27%	1.34%	1.38%	1.40%	1.37%
Net investment income (loss)	(.73)%	(.91)% F	(1.15)% G	(1.27)%	(1.24)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,993	$ 30,639	$ 20,154	$ 19,858	$ 18,249
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.33)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.56	$ 6.50	$ 6.78	$ 7.65	$ 7.11
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09) F	(.09) G	(.09)	(.11) H
Net realized and unrealized gain (loss)	2.96	2.15	(.19)	(.78)	1.18
Total from investment operations	2.86	2.06	(.28)	(.87)	1.07
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 11.42	$ 8.56	$ 6.50	$ 6.78	$ 7.65
Total Return A, B	33.41%	31.69%	(4.13)%	(11.37)%	15.64%
Ratios to Average Net Assets D, I
Expenses before reductions	1.56%	1.64%	1.69%	1.71%	1.69%
Expenses net of fee waivers, if any	1.56%	1.64%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.56%	1.64%	1.64%	1.65%	1.65%
Net investment income (loss)	(1.02)%	(1.21)% F	(1.41)% G	(1.52)%	(1.53)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,154	$ 16,454	$ 11,684	$ 13,356	$ 15,123
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.55)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 6.17	$ 6.47	$ 7.34	$ 6.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12) F	(.12) G	(.12)	(.14) H
Net realized and unrealized gain (loss)	2.79	2.04	(.18)	(.75)	1.13
Total from investment operations	2.66	1.92	(.30)	(.87)	.99
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.09	$ 6.17	$ 6.47	$ 7.34
Total Return A, B	32.88%	31.12%	(4.64)%	(11.85)%	14.96%
Ratios to Average Net Assets D, I
Expenses before reductions	2.03%	2.10%	2.14%	2.15%	2.12%
Expenses net of fee waivers, if any	2.03%	2.10%	2.14%	2.15%	2.12%
Expenses net of all reductions	2.02%	2.09%	2.13%	2.15%	2.12%
Net investment income (loss)	(1.49)%	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,349	$ 5,849	$ 6,297	$ 7,377	$ 11,044
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.10	$ 6.18	$ 6.47	$ 7.34	$ 6.88
Income from Investment Operations
Net investment income (loss) C	(.13)	(.12) F	(.12) G	(.12)	(.13) H
Net realized and unrealized gain (loss)	2.79	2.04	(.17)	(.75)	1.12
Total from investment operations	2.66	1.92	(.29)	(.87)	.99
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 10.76	$ 8.10	$ 6.18	$ 6.47	$ 7.34
Total Return A, B	32.84%	31.07%	(4.48)%	(11.85)%	14.96%
Ratios to Average Net Assets D, I
Expenses before reductions	2.01%	2.10%	2.14%	2.15%	2.12%
Expenses net of fee waivers, if any	2.01%	2.10%	2.14%	2.15%	2.12%
Expenses net of all reductions	2.01%	2.09%	2.13%	2.15%	2.12%
Net investment income (loss)	(1.47)%	(1.66)% F	(1.90)% G	(2.02)%	(2.00)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,710	$ 15,787	$ 11,421	$ 12,426	$ 13,323
Portfolio turnover rate E	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.04)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (2.08)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 6.87	$ 7.12	$ 8.00	$ 7.37
Income from Investment Operations
Net investment income (loss) B	(.04)	(.05) E	(.06) F	(.06)	(.07) G
Net realized and unrealized gain (loss)	3.16	2.28	(.19)	(.82)	1.23
Total from investment operations	3.12	2.23	(.25)	(.88)	1.16
Distributions from net realized gain	-	-	-	-	(.53)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 12.22	$ 9.10	$ 6.87	$ 7.12	$ 8.00
Total Return A	34.29%	32.46%	(3.51)%	(11.00)%	16.35%
Ratios to Average Net Assets C, H
Expenses before reductions	.95%	1.04%	1.07%	1.11%	1.06%
Expenses net of fee waivers, if any	.95%	1.04%	1.07%	1.11%	1.06%
Expenses net of all reductions	.94%	1.03%	1.06%	1.11%	1.06%
Net investment income (loss)	(.40)%	(.60)% E	(.83)% F	(.98)%	(.94)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,772	$ 5,903	$ 3,008	$ 1,901	$ 1,117
Portfolio turnover rate D	82%	99%	130%	73%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.97)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. Restricted equity securities and private placements for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,867,950
Gross unrealized depreciation	(8,813,285)
Net unrealized appreciation (depreciation) on securities and other investments	$ 31,054,665

Tax Cost	$ 156,881,265

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 10,398,494
Net unrealized appreciation (depreciation)	$ 31,054,665

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,762,323 and $78,603,407, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 99,575	$ 1,513
Class T	.25%	.25%	100,188	514
Class B	.75%	.25%	56,537	42,419
Class C	.75%	.25%	198,430	42,757
			$ 454,730	$ 87,203

Annual Report

Fidelity Advisor Biotechnology Fund

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 69,588
Class T	16,174
Class B*	9,181
Class C*	2,774
$ 97,717

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 117,729.30
Class T	66,567.33
Class B	17,003.30
Class C	55,588.28
Institutional Class	21,527.22
	$ 278,414

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,712 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $244,641. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $5,763 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,767 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	4,301,187	1,294,694	$ 43,628,166	$ 10,912,748
Shares redeemed	(1,928,092)	(838,372)	(17,472,965)	(6,529,914)
Net increase (decrease)	2,373,095	456,322	$ 26,155,201	$ 4,382,834
Class T
Shares sold	976,676	489,230	$ 9,361,129	$ 3,897,385
Shares redeemed	(434,679)	(364,605)	(3,953,170)	(2,767,714)
Net increase (decrease)	541,997	124,625	$ 5,407,959	$ 1,129,671
Class B
Shares sold	165,361	84,075	$ 1,482,467	$ 609,091
Shares redeemed	(297,605)	(381,301)	(2,590,187)	(2,636,098)
Net increase (decrease)	(132,244)	(297,226)	$ (1,107,720)	$ (2,027,007)
Class C
Shares sold	1,520,333	539,125	$ 14,380,183	$ 4,217,149
Shares redeemed	(522,745)	(438,419)	(4,501,065)	(3,130,462)
Net increase (decrease)	997,588	100,706	$ 9,879,118	$ 1,086,687
Institutional Class
Shares sold	2,252,478	436,761	$ 24,903,066	$ 3,719,527
Shares redeemed	(710,454)	(225,982)	(7,235,208)	(1,769,416)
Net increase (decrease)	1,542,024	210,779	$ 17,667,858	$ 1,950,111

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-18.66%	-3.09%	7.56%

A Prior to October 1, 2006, Fidelity Advisor Communications Equipment Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charlie Chai, Co-Portfolio Manager of Fidelity Advisor® Communications Equipment Fund, and Ali Khan, who became Co-Portfolio Manager on January 12, 2012: For the year, the fund's Institutional Class shares returned -18.66%, considerably trailing the -14.98% return of the S&P® Custom Communications Equipment Index and also lagging the S&P 500®. Versus its industry benchmark, stock selection in communications equipment was responsible for most of the fund's underperformance, while several out-of-benchmark positions in application software also hurt. Noteworthy individual detractors included high-definition videoconferencing equipment provider Polycom. Downwardly revised financial guidance dinged the stock in October 2011 and April 2012. Also hampering results was a sizable out-of-index stake in AsiaInfo-Linkage, a Chinese provider of telecommunications software and technology security products. Here, too, our position was hurt by repeated disappointments in the company's quarterly financial results, and I sold this stock in January. The fund's early-period underweighting in handset maker and index component Motorola Mobility Holdings was counterproductive, given the stock's surge following Google's August 2011 offer to purchase the company. I sold the position to nail down profits. Conversely, out-of-benchmark representation in semiconductors and wireless telecommunication services helped curb the fund's loss. Sizable underexposure to Canadian smartphone maker Research In Motion paid off, as the company continued to lose market share to its competitors. Likewise, a minimal stake in Nokia was the right call, as this former market leader in the handset space struggled with staying competitive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.40%
Actual		$ 1,000.00	$ 867.30	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.02
Class T	1.65%
Actual		$ 1,000.00	$ 866.90	$ 7.66
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.27
Class B	2.15%
Actual		$ 1,000.00	$ 864.00	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Class C	2.15%
Actual		$ 1,000.00	$ 865.00	$ 9.97
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class	1.15%
Actual		$ 1,000.00	$ 868.90	$ 5.34
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Communications Equipment Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	21.7	17.2
Cisco Systems, Inc.	17.1	20.5
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	5.5	4.9
Juniper Networks, Inc.	4.8	4.4
Motorola Solutions, Inc.	3.9	3.4
Brocade Communications Systems, Inc.	3.5	3.1
Riverbed Technology, Inc.	2.8	2.1
Polycom, Inc.	2.6	4.1
Harris Corp.	2.2	2.5
Analog Devices, Inc.	2.1	1.5
	66.2
Top Industries (% of fund's net assets)
As of July 31, 2012
Communications Equipment	86.0%
Semiconductors & Semiconductor Equipment	5.5%
Electronic Equipment & Components	4.6%
Computers & Peripherals	0.7%
Software	0.5%
All Others*	2.7%

As of January 31, 2012
Communications Equipment	83.7%
Semiconductors & Semiconductor Equipment	6.4%
Electronic Equipment & Components	2.5%
Software	2.4%
Internet Software & Services	2.2%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Communications Equipment Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 86.0%
Communications Equipment - 86.0%
Acme Packet, Inc. (a)(d)	8,221	$ 130,303
ADTRAN, Inc.	8,900	192,062
Alcatel-Lucent SA sponsored ADR (a)(d)	27,157	29,873
Aruba Networks, Inc. (a)(d)	11,840	167,891
Brocade Communications Systems, Inc. (a)	70,159	348,690
Ciena Corp. (a)	2,100	33,663
Cisco Systems, Inc.	105,824	1,687,893
Comtech Telecommunications Corp.	4,900	133,868
Emulex Corp. (a)	5,300	34,291
F5 Networks, Inc. (a)	1,665	155,478
Finisar Corp. (a)	13,859	172,267
Harris Corp.	5,300	220,745
Infinera Corp. (a)	18,200	100,464
InterDigital, Inc.	3,700	101,010
JDS Uniphase Corp. (a)	8,300	81,672
Juniper Networks, Inc. (a)	26,888	471,347
Motorola Solutions, Inc.	7,847	379,324
NETGEAR, Inc. (a)	5,300	183,539
Nokia Corp. sponsored ADR (d)	82,505	198,837
Plantronics, Inc.	2,600	85,332
Polycom, Inc. (a)	29,799	260,443
QUALCOMM, Inc.	35,781	2,135,410
Research In Motion Ltd. (a)(d)	6,400	45,760
Riverbed Technology, Inc. (a)	15,358	270,915
Sycamore Networks, Inc. (a)	5,400	76,950
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	58,820	544,085
ViaSat, Inc. (a)	4,300	164,690
Wi-Lan, Inc.	12,400	62,937
		8,469,739
COMPUTERS & PERIPHERALS - 0.7%
Computer Hardware - 0.7%
Apple, Inc.	54	32,981
Super Micro Computer, Inc. (a)	2,500	31,025
		64,006
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Prysmian SpA	2,100	33,771
ELECTRONIC EQUIPMENT & COMPONENTS - 4.6%
Electronic Components - 0.6%
Vishay Intertechnology, Inc. (a)	5,900	58,233
Electronic Manufacturing Services - 4.0%
Fabrinet (a)	3,700	49,136
Flextronics International Ltd. (a)	25,000	160,250
TE Connectivity Ltd.	5,500	181,555
		390,941
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		449,174

	Shares	Value
MEDIA - 0.3%
Advertising - 0.3%
Digital Generation, Inc. (a)	3,200	$ 34,112
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Semiconductor Equipment - 0.7%
ASML Holding NV	1,200	69,000
Semiconductors - 4.8%
Altera Corp.	3,200	113,440
Analog Devices, Inc.	5,200	203,216
GSI Technology, Inc. (a)	14,600	69,934
ON Semiconductor Corp. (a)	5,200	36,088
Texas Instruments, Inc.	1,900	51,756
		474,434
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		543,434
SOFTWARE - 0.5%
Application Software - 0.2%
BroadSoft, Inc. (a)(d)	900	22,095
Systems Software - 0.3%
Allot Communications Ltd. (a)	1,000	24,580
TOTAL SOFTWARE		46,675
TOTAL COMMON STOCKS (Cost $11,040,516)		9,640,911
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 0.17% (b)	64,744	64,744
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	879,850	879,850
TOTAL MONEY MARKET FUNDS (Cost $944,594)		944,594
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $11,985,110)	10,585,505
NET OTHER ASSETS (LIABILITIES) - (7.5)%	(741,969)
NET ASSETS - 100%	$ 9,843,536
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 332
Fidelity Securities Lending Cash Central Fund	32,119
Total	$ 32,451
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.8%
Sweden	5.5%
Finland	2.0%
Switzerland	1.9%
Singapore	1.6%
Canada	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $873,114) - See accompanying schedule: Unaffiliated issuers (cost $11,040,516)	$ 9,640,911
Fidelity Central Funds (cost $944,594)	944,594
Total Investments (cost $11,985,110)		$ 10,585,505
Receivable for investments sold		148,965
Receivable for fund shares sold		1,572
Dividends receivable		2,472
Distributions receivable from Fidelity Central Funds		220
Receivable from investment adviser for expense reductions		2,418
Other receivables		53,295
Total assets		10,794,447

Liabilities
Payable for investments purchased	$ 10,390
Payable for fund shares redeemed	13,746
Accrued management fee	4,556
Distribution and service plan fees payable	4,165
Other affiliated payables	2,938
Other payables and accrued expenses	35,266
Collateral on securities loaned, at value	879,850
Total liabilities		950,911

Net Assets		$ 9,843,536
Net Assets consist of:
Paid in capital		$ 13,003,035
Accumulated net investment loss		(10,185)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,749,709)
Net unrealized appreciation (depreciation) on investments		(1,399,605)
Net Assets		$ 9,843,536

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,567,813 ÷ 462,689 shares)	$ 7.71

Maximum offering price per share (100/94.25 of $7.71)	$ 8.18
Class T: Net Asset Value and redemption price per share ($2,842,784 ÷ 379,670 shares)	$ 7.49

Maximum offering price per share (100/96.50 of $7.49)	$ 7.76
Class B: Net Asset Value and offering price per share ($569,752 ÷ 80,796 shares)A	$ 7.05

Class C: Net Asset Value and offering price per share ($2,142,039 ÷ 303,902 shares)A	$ 7.05

Institutional Class: Net Asset Value, offering price and redemption price per share ($721,148 ÷ 90,745 shares)	$ 7.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 134,337
Interest		22
Income from Fidelity Central Funds (including $32,119 from security lending)		32,451
Total income		166,810

Expenses
Management fee	$ 75,608
Transfer agent fees	43,466
Distribution and service plan fees	69,611
Accounting and security lending fees	5,469
Custodian fees and expenses	8,977
Independent trustees' compensation	97
Registration fees	53,919
Audit	46,230
Legal	70
Miscellaneous	200
Total expenses before reductions	303,647
Expense reductions	(79,648)	223,999
Net investment income (loss)		(57,189)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,571,442)
Foreign currency transactions	(537)
Total net realized gain (loss)		(1,571,979)
Change in net unrealized appreciation (depreciation) on investment securities		(2,005,379)
Net gain (loss)		(3,577,358)
Net increase (decrease) in net assets resulting from operations		$ (3,634,547)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (57,189)	$ (190,541)
Net realized gain (loss)	(1,571,979)	1,590,280
Change in net unrealized appreciation (depreciation)	(2,005,379)	(1,230,510)
Net increase (decrease) in net assets resulting from operations	(3,634,547)	169,229
Distributions to shareholders from net realized gain	(401,208)	-
Share transactions - net increase (decrease)	(9,551,912)	8,972,466
Redemption fees	639	1,851
Total increase (decrease) in net assets	(13,587,028)	9,143,546

Net Assets
Beginning of period	23,430,564	14,287,018
End of period (including accumulated net investment loss of $10,185 and accumulated net investment loss of $2,793, respectively)	$ 9,843,536	$ 23,430,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 8.67	$ 7.28	$ 7.82	$ 9.49
Income from Investment Operations
Net investment income (loss) C	(.01)	(.06)	(.11)	.02 F	(.08)
Net realized and unrealized gain (loss)	(1.81)	1.12	1.50	(.56)	(1.45)
Total from investment operations	(1.82)	1.06	1.39	(.54)	(1.53)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.71	$ 9.73	$ 8.67	$ 7.28	$ 7.82
Total Return A, B	(18.88)%	12.23%	19.09%	(6.91)%	(16.43)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.64%	1.90%	3.15%	2.25%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.38%	1.40%	1.39%
Net investment income (loss)	(.16)%	(.60)%	(1.32)%	.26% F	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,568	$ 8,787	$ 4,860	$ 3,476	$ 2,459
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 8.46	$ 7.13	$ 7.68	$ 9.34
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.13)	- F, H	(.10)
Net realized and unrealized gain (loss)	(1.76)	1.11	1.46	(.55)	(1.42)
Total from investment operations	(1.79)	1.02	1.33	(.55)	(1.52)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.49	$ 9.48	$ 8.46	$ 7.13	$ 7.68
Total Return A, B	(19.06)%	12.06%	18.65%	(7.16)%	(16.59)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.27%	1.97%	2.20%	3.52%	2.62%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.63%	1.65%	1.65%
Net investment income (loss)	(.41)%	(.85)%	(1.57)%	.01% F	(1.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,843	$ 4,607	$ 3,273	$ 2,396	$ 2,138
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.13)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.99	$ 8.06	$ 6.83	$ 7.39	$ 9.03
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13)	(.16)	(.03) F	(.14)
Net realized and unrealized gain (loss)	(1.67)	1.06	1.39	(.53)	(1.36)
Total from investment operations	(1.74)	.93	1.23	(.56)	(1.50)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.05	$ 8.99	$ 8.06	$ 6.83	$ 7.39
Total Return A, B	(19.56)%	11.54%	18.01%	(7.58)%	(16.94)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.71%	2.47%	2.68%	3.98%	3.03%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.13%	2.14%	2.13%	2.15%	2.15%
Net investment income (loss)	(.91)%	(1.35)%	(2.07)%	(.49)% F	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 570	$ 1,316	$ 1,408	$ 1,281	$ 1,219
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 8.06	$ 6.82	$ 7.38	$ 9.03
Income from Investment Operations
Net investment income (loss) C	(.07)	(.13)	(.16)	(.03) F	(.14)
Net realized and unrealized gain (loss)	(1.66)	1.05	1.40	(.53)	(1.37)
Total from investment operations	(1.73)	.92	1.24	(.56)	(1.51)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 7.05	$ 8.98	$ 8.06	$ 6.82	$ 7.38
Total Return A, B	(19.47)%	11.41%	18.18%	(7.59)%	(17.06)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.71%	2.40%	2.67%	3.63%	3.02%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.13%	2.15%	2.15%
Net investment income (loss)	(.91)%	(1.35)%	(2.07)%	(.49)% F	(1.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,142	$ 5,866	$ 3,029	$ 2,792	$ 1,097
Portfolio turnover rate E	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.63)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 8.88	$ 7.45	$ 7.98	$ 9.65
Income from Investment Operations
Net investment income (loss) B	.01	(.04)	(.09)	.03 E	(.06)
Net realized and unrealized gain (loss)	(1.86)	1.16	1.52	(.56)	(1.47)
Total from investment operations	(1.85)	1.12	1.43	(.53)	(1.53)
Distributions from net realized gain	(.20)	-	-	-	(.14)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 7.95	$ 10.00	$ 8.88	$ 7.45	$ 7.98
Total Return A	(18.66)%	12.61%	19.19%	(6.64)%	(16.16)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.66%	1.22%	1.54%	2.44%	1.94%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.13%	1.14%	1.13%	1.15%	1.14%
Net investment income (loss)	.10%	(.35)%	(1.07)%	.51% E	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 721	$ 2,855	$ 1,717	$ 957	$ 229
Portfolio turnover rate D	79%	101%	106%	97%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 578,798
Gross unrealized depreciation	(2,193,931)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,615,133)

Tax Cost	$ 12,200,638

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,534,182)
Net unrealized appreciation (depreciation)	$ (1,615,133)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (1,534,182)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 401,208	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,794,252 and $20,314,263, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,454	$ 96
Class T	.25%	.25%	18,072	-
Class B	.75%	.25%	8,458	6,423
Class C	.75%	.25%	30,627	7,539
			$ 69,611	$ 14,058

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,011
Class T	2,152
Class B*	3,030
Class C*	1,783
$ 8,976

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,356.31
Class T	13,120.36
Class B	2,634.31
Class C	9,658.31
Institutional Class	2,698.26
	$ 43,466

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,827 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $42 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

Annual Report

Fidelity Advisor Communications Equipment Fund

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 27,873
Class T	1.65%	22,083
Class B	2.15%	4,729
Class C	2.15%	17,396
Institutional Class	1.15%	5,292
		$ 77,373

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,275 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 136,672	$ -
Class T	94,407	-
Class B	23,930	-
Class C	101,740	-
Institutional Class	44,459	-
Total	$ 401,208	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	95,217	848,465	$ 825,716	$ 9,277,193
Reinvestment of distributions	15,026	-	125,915	-
Shares redeemed	(550,285)	(506,493)	(4,678,484)	(5,495,871)
Net increase (decrease)	(440,042)	341,972	$ (3,726,853)	$ 3,781,322
Class T
Shares sold	99,348	222,009	$ 845,573	$ 2,346,633
Reinvestment of distributions	11,468	-	93,466	-
Shares redeemed	(217,086)	(122,895)	(1,833,154)	(1,276,707)
Net increase (decrease)	(106,270)	99,114	$ (894,115)	$ 1,069,926
Class B
Shares sold	1,631	48,553	$ 14,069	$ 469,014
Reinvestment of distributions	3,015	-	23,244	-
Shares redeemed	(70,313)	(76,689)	(498,813)	(748,333)
Net increase (decrease)	(65,667)	(28,136)	$ (461,500)	$ (279,319)
Class C
Shares sold	45,249	468,878	$ 356,072	$ 4,767,947
Reinvestment of distributions	10,744	-	82,834	-
Shares redeemed	(405,119)	(191,799)	(3,174,312)	(1,863,160)
Net increase (decrease)	(349,126)	277,079	$ (2,735,406)	$ 2,904,787
Institutional Class
Shares sold	32,975	497,180	$ 287,948	$ 5,828,732
Reinvestment of distributions	2,747	-	23,680	-
Shares redeemed	(230,453)	(405,041)	(2,045,666)	(4,332,982)
Net increase (decrease)	(194,731)	92,139	$ (1,734,038)	$ 1,495,750

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	8.33%	3.95%	6.34%

A Prior to October 1, 2006, Fidelity Advisor Consumer Discretionary Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Gordon Scott, who became Portfolio Manager of Fidelity Advisor® Consumer Discretionary Fund on May 1, 2012: For the 12 months ending July 31, 2012, the fund's Institutional Class shares returned 8.33%, lagging both the 9.53% advance of the MSCI® U.S. IM Consumer Discretionary 25/50 Index and the S&P 500®. The fund underperformed its sector benchmark as a result of security selection. The fund performed well on an absolute basis during the early months of 2012, when the global economy was in a cyclical rally, offsetting the fund's less robust results during the second half of 2011, which is when most of the underperformance occurred. In April 2012, as equity markets retreated on renewed worries about the eurozone, the fund took on a more-defensive bias and that shift in positioning helped narrow the fund's relative underperformance. Among the stocks that detracted from the fund's performance versus its sector benchmark were premium mattress maker Tempur-Pedic International; online discount coupon purveyor Groupon, an out-of-index position; and auto-parts retailer O'Reilly Automotive, in which the fund was underweighted. Stocks that contributed included auto-parts maker Johnson Controls, a poor-performing index component in which we held no position; diversified media and entertainment giant Walt Disney; and after-market automotive retailer Advance Auto Parts. Some of the stocks mentioned in this annual review were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.35%
Actual		$ 1,000.00	$ 1,059.40	$ 6.91
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 6.77
Class T	1.64%
Actual		$ 1,000.00	$ 1,058.50	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,016.71	$ 8.22
Class B	2.11%
Actual		$ 1,000.00	$ 1,055.60	$ 10.78
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.57
Class C	2.05%
Actual		$ 1,000.00	$ 1,056.30	$ 10.48
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.27
Institutional Class	.96%
Actual		$ 1,000.00	$ 1,062.30	$ 4.92
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Comcast Corp. Class A	7.8	5.0
The Walt Disney Co.	7.1	5.7
McDonald's Corp.	6.1	6.6
Home Depot, Inc.	5.8	3.8
Amazon.com, Inc.	5.3	4.9
News Corp. Class A	4.8	1.3
TJX Companies, Inc.	3.2	2.4
Target Corp.	2.9	2.9
Yum! Brands, Inc.	2.7	0.0
NIKE, Inc. Class B	2.6	3.2
	48.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Specialty Retail	30.0%
Media	23.8%
Hotels, Restaurants & Leisure	15.0%
Multiline Retail	8.1%
Internet & Catalog Retail	7.8%
All Others*	15.3%

As of January 31, 2012
Specialty Retail	25.5%
Media	23.1%
Hotels, Restaurants & Leisure	18.8%
Textiles, Apparel & Luxury Goods	8.3%
Internet & Catalog Retail	5.6%
All Others*	18.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
AUTO COMPONENTS - 2.1%
Auto Parts & Equipment - 2.1%
BorgWarner, Inc. (a)	9,900	$ 664,290
Delphi Automotive PLC	23,500	667,165
		1,331,455
AUTOMOBILES - 0.8%
Motorcycle Manufacturers - 0.8%
Harley-Davidson, Inc.	12,398	535,966
BUILDING PRODUCTS - 0.5%
Building Products - 0.5%
Owens Corning (a)	12,046	323,556
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
Sherwin-Williams Co.	2,500	335,875
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Office Services & Supplies - 0.5%
Interface, Inc.	21,700	287,742
DISTRIBUTORS - 1.3%
Distributors - 1.3%
LKQ Corp. (a)	22,800	805,524
HOTELS, RESTAURANTS & LEISURE - 15.0%
Restaurants - 15.0%
BJ's Restaurants, Inc. (a)	5,783	228,891
Buffalo Wild Wings, Inc. (a)	6,100	442,799
Domino's Pizza, Inc.	19,993	682,561
McDonald's Corp.	43,453	3,882,960
Panera Bread Co. Class A (a)	4,100	645,709
Starbucks Corp.	34,590	1,566,235
Texas Roadhouse, Inc. Class A	17,475	302,492
Yum! Brands, Inc.	26,066	1,690,119
		9,441,766
HOUSEHOLD DURABLES - 3.3%
Homebuilding - 1.2%
Lennar Corp. Class A	15,611	455,997
Ryland Group, Inc.	12,000	286,560
		742,557
Housewares & Specialties - 2.1%
Jarden Corp.	22,000	994,400
Tupperware Brands Corp.	6,541	342,879
		1,337,279
TOTAL HOUSEHOLD DURABLES		2,079,836

	Shares	Value
INTERNET & CATALOG RETAIL - 7.8%
Internet Retail - 7.8%
Amazon.com, Inc. (a)	14,186	$ 3,309,594
Priceline.com, Inc. (a)	2,390	1,581,559
		4,891,153
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Leisure Products - 0.8%
Brunswick Corp.	23,900	525,561
MEDIA - 23.8%
Broadcasting - 2.9%
CBS Corp. Class B	31,863	1,066,136
Discovery Communications, Inc. (a)	15,400	779,702
		1,845,838
Cable & Satellite - 9.0%
Charter Communications, Inc. Class A (a)	9,896	761,200
Comcast Corp. Class A	152,000	4,947,600
		5,708,800
Movies & Entertainment - 11.9%
News Corp. Class A	130,421	3,002,291
The Walt Disney Co.	91,122	4,477,735
		7,480,026
TOTAL MEDIA		15,034,664
MULTILINE RETAIL - 8.1%
General Merchandise Stores - 8.1%
Dollar General Corp. (a)	32,190	1,642,012
Dollar Tree, Inc. (a)	32,504	1,636,251
Target Corp.	29,865	1,811,312
		5,089,575
SPECIALTY RETAIL - 30.0%
Apparel Retail - 7.6%
Abercrombie & Fitch Co. Class A	7,100	239,980
Limited Brands, Inc.	17,161	816,006
Ross Stores, Inc.	18,700	1,242,428
TJX Companies, Inc.	45,931	2,033,825
Urban Outfitters, Inc. (a)	14,900	455,195
		4,787,434
Automotive Retail - 4.8%
AutoZone, Inc. (a)	2,700	1,013,121
CarMax, Inc. (a)	33,200	923,956
O'Reilly Automotive, Inc. (a)	12,900	1,106,046
		3,043,123
Home Improvement Retail - 6.1%
Home Depot, Inc.	69,889	3,646,808
Lowe's Companies, Inc.	8,753	222,064
		3,868,872
Homefurnishing Retail - 0.8%
Williams-Sonoma, Inc.	14,575	506,481
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 10.7%
Dick's Sporting Goods, Inc.	20,369	$ 1,000,525
GNC Holdings, Inc.	14,939	575,600
Hibbett Sports, Inc. (a)	10,600	644,162
PetSmart, Inc.	15,100	998,261
Sally Beauty Holdings, Inc. (a)	34,000	898,280
Tiffany & Co., Inc.	10,317	566,713
Tractor Supply Co.	11,235	1,020,924
Ulta Salon, Cosmetics & Fragrance, Inc.	5,850	496,548
Vitamin Shoppe, Inc. (a)	9,500	521,740
		6,722,753
TOTAL SPECIALTY RETAIL		18,928,663
TEXTILES, APPAREL & LUXURY GOODS - 3.9%
Apparel, Accessories & Luxury Goods - 1.3%
PVH Corp.	9,933	788,978
Footwear - 2.6%
NIKE, Inc. Class B	17,726	1,654,722
TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,443,700
TOTAL COMMON STOCKS (Cost $54,555,811)		62,055,036
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
AUTOMOBILES - 0.5%
Automobile Manufacturers - 0.5%
Volkswagen AG (Cost $294,558)	1,700	$ 290,744
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.17% (b) (Cost $1,220,375)	1,220,375	1,220,375
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $56,070,744)	63,566,155
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(504,753)
NET ASSETS - 100%	$ 63,061,402
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 805
Fidelity Securities Lending Cash Central Fund	50,595
Total	$ 51,400
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,850,369)	$ 62,345,780
Fidelity Central Funds (cost $1,220,375)	1,220,375
Total Investments (cost $56,070,744)		$ 63,566,155
Receivable for investments sold		2,738,324
Receivable for fund shares sold		109,411
Dividends receivable		19,847
Distributions receivable from Fidelity Central Funds		168
Other receivables		1,317
Total assets		66,435,222

Liabilities
Payable for investments purchased	$ 3,213,900
Payable for fund shares redeemed	51,149
Accrued management fee	30,760
Distribution and service plan fees payable	23,345
Other affiliated payables	15,707
Other payables and accrued expenses	38,959
Total liabilities		3,373,820

Net Assets		$ 63,061,402
Net Assets consist of:
Paid in capital		$ 52,815,045
Accumulated net investment loss		(149,267)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,900,310
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,495,314
Net Assets		$ 63,061,402

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,546,565 ÷ 1,636,800 shares)	$ 16.22

Maximum offering price per share (100/94.25 of $16.22)	$ 17.21
Class T: Net Asset Value and redemption price per share ($10,447,481 ÷ 671,015 shares)	$ 15.57

Maximum offering price per share (100/96.50 of $15.57)	$ 16.13
Class B: Net Asset Value and offering price per share ($2,576,745 ÷ 181,078 shares)A	$ 14.23

Class C: Net Asset Value and offering price per share ($13,506,974 ÷ 946,447 shares)A	$ 14.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,983,637 ÷ 585,984 shares)	$ 17.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 767,042
Interest		1
Income from Fidelity Central Funds (including $50,595 from security lending)		51,400
Total income		818,443

Expenses
Management fee	$ 326,030
Transfer agent fees	155,087
Distribution and service plan fees	230,531
Accounting and security lending fees	23,140
Custodian fees and expenses	18,195
Independent trustees' compensation	384
Registration fees	56,525
Audit	56,356
Legal	178
Interest	523
Miscellaneous	491
Total expenses before reductions	867,440
Expense reductions	(4,472)	862,968
Net investment income (loss)		(44,525)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,920)	3,550,922
Foreign currency transactions	(8,518)
Total net realized gain (loss)		3,542,404
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $6,492)	761,905
Assets and liabilities in foreign currencies	467
Total change in net unrealized appreciation (depreciation)		762,372
Net gain (loss)		4,304,776
Net increase (decrease) in net assets resulting from operations		$ 4,260,251

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (44,525)	$ (180,164)
Net realized gain (loss)	3,542,404	5,895,581
Change in net unrealized appreciation (depreciation)	762,372	6,053,008
Net increase (decrease) in net assets resulting from operations	4,260,251	11,768,425
Distributions to shareholders from net investment income	(82,290)	-
Distributions to shareholders from net realized gain	(2,716,672)	-
Total distributions	(2,798,962)	-
Share transactions - net increase (decrease)	8,335,613	(7,894,650)
Redemption fees	3,533	1,559
Total increase (decrease) in net assets	9,800,435	3,875,334

Net Assets
Beginning of period	53,260,967	49,385,633
End of period (including accumulated net investment loss of $149,267 and accumulated net investment loss of $8,467, respectively)	$ 63,061,402	$ 53,260,967
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 12.75	$ 10.26	$ 11.41	$ 15.89
Income from Investment Operations
Net investment income (loss) C	.01	(.02)	(.02)	.04	.02
Net realized and unrealized gain (loss)	1.07	3.27	2.51	(1.16)	(3.09)
Total from investment operations	1.08	3.25	2.49	(1.12)	(3.07)
Distributions from net investment income	(.03)	-	-	(.03)	-
Distributions from net realized gain	(.83)	-	-	-	(1.41)
Total distributions	(.86)	-	-	(.03)	(1.41)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.22	$ 16.00	$ 12.75	$ 10.26	$ 11.41
Total Return A, B	7.96%	25.49%	24.27%	(9.81)%	(21.24)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.39%	1.44%	1.62%	1.40%
Expenses net of fee waivers, if any	1.38%	1.39%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.37%	1.38%	1.39%	1.40%	1.40%
Net investment income (loss)	.04%	(.15)%	(.15)%	.42%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,547	$ 23,447	$ 19,423	$ 13,010	$ 11,899
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 12.32	$ 9.94	$ 11.07	$ 15.47
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.05)	.01	(.01)
Net realized and unrealized gain (loss)	1.02	3.17	2.43	(1.12)	(3.00)
Total from investment operations	.99	3.11	2.38	(1.11)	(3.01)
Distributions from net investment income	(.02)	-	-	(.02)	-
Distributions from net realized gain	(.83)	-	-	-	(1.39)
Total distributions	(.85)	-	-	(.02)	(1.39)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.57	$ 15.43	$ 12.32	$ 9.94	$ 11.07
Total Return A, B	7.62%	25.24%	23.94%	(10.04)%	(21.41)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.64%	1.66%	1.71%	1.89%	1.64%
Expenses net of fee waivers, if any	1.64%	1.65%	1.65%	1.65%	1.64%
Expenses net of all reductions	1.63%	1.64%	1.64%	1.65%	1.62%
Net investment income (loss)	(.23)%	(.40)%	(.40)%	.17%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,447	$ 9,897	$ 8,018	$ 6,738	$ 9,095
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.23	$ 11.42	$ 9.26	$ 10.35	$ 14.56
Income from Investment Operations
Net investment income (loss) C	(.10)	(.12)	(.10)	(.03)	(.07)
Net realized and unrealized gain (loss)	.93	2.93	2.26	(1.06)	(2.81)
Total from investment operations	.83	2.81	2.16	(1.09)	(2.88)
Distributions from net realized gain	(.83)	-	-	-	(1.33)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.23	$ 14.23	$ 11.42	$ 9.26	$ 10.35
Total Return A, B	7.11%	24.61%	23.33%	(10.53)%	(21.80)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.13%	2.15%	2.21%	2.38%	2.14%
Expenses net of fee waivers, if any	2.13%	2.15%	2.15%	2.15%	2.14%
Expenses net of all reductions	2.12%	2.13%	2.14%	2.15%	2.14%
Net investment income (loss)	(.72)%	(.90)%	(.90)%	(.33)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,577	$ 3,170	$ 3,643	$ 3,550	$ 5,090
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 14.26	$ 11.44	$ 9.27	$ 10.37	$ 14.59
Income from Investment Operations
Net investment income (loss) C	(.09)	(.12)	(.10)	(.03)	(.07)
Net realized and unrealized gain (loss)	.93	2.94	2.27	(1.07)	(2.81)
Total from investment operations	.84	2.82	2.17	(1.10)	(2.88)
Distributions from net realized gain	(.83)	-	-	-	(1.34)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.27	$ 14.26	$ 11.44	$ 9.27	$ 10.37
Total Return A, B	7.17%	24.65%	23.41%	(10.61)%	(21.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.11%	2.12%	2.38%	2.15%
Expenses net of fee waivers, if any	2.09%	2.11%	2.12%	2.15%	2.15%
Expenses net of all reductions	2.08%	2.09%	2.11%	2.15%	2.14%
Net investment income (loss)	(.68)%	(.86)%	(.87)%	(.33)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,507	$ 7,341	$ 9,288	$ 2,955	$ 3,430
Portfolio turnover rate E	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 13.27	$ 10.66	$ 11.84	$ 16.41
Income from Investment Operations
Net investment income (loss) B	.07	.03	.02	.06	.06
Net realized and unrealized gain (loss)	1.13	3.42	2.60	(1.20)	(3.22)
Total from investment operations	1.20	3.45	2.62	(1.14)	(3.16)
Distributions from net investment income	(.05)	-	(.01)	(.04)	-
Distributions from net realized gain	(.83)	-	-	-	(1.41)
Total distributions	(.88)	-	(.01)	(.04)	(1.41)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 17.04	$ 16.72	$ 13.27	$ 10.66	$ 11.84
Total Return A	8.33%	26.00%	24.62%	(9.59)%	(21.09)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.03%	1.09%	1.15%	1.14%
Expenses net of fee waivers, if any	1.00%	1.03%	1.09%	1.15%	1.14%
Expenses net of all reductions	.99%	1.01%	1.08%	1.15%	1.14%
Net investment income (loss)	.41%	.22%	.16%	.67%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,984	$ 9,406	$ 9,013	$ 5,990	$ 398
Portfolio turnover rate D	217%	179%	163%	99%	63%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,537,826
Gross unrealized depreciation	(1,468,209)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,069,617

Tax Cost	$ 56,496,538

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,326,104
Net unrealized appreciation (depreciation)	$ 7,069,520

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 82,290	$ -
Long-term Capital Gains	2,716,672	-
Total	$ 2,798,962	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $132,408,875 and $127,632,717, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 55,927	$ 1,999
Class T	.25%	.25%	48,616	36
Class B	.75%	.25%	28,529	21,409
Class C	.75%	.25%	97,459	17,622
			$ 230,531	$ 41,066

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,837
Class T	4,056
Class B*	3,769
Class C*	776
$ 31,438

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,861.30
Class T	30,637.32
Class B	8,681.30
Class C	25,473.26
Institutional Class	23,435.17
	$ 155,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,616 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $162 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

Annual Report

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $9,423,333. The weighted average interest rate was .67%. The interest expense amounted to $523 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,472 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 44,402	$ -
Class T	11,934	-
Institutional Class	25,954	-
Total	$ 82,290	$ -
From net realized gain
Class A	$ 1,117,697	$ -
Class T	525,372	-
Class B	185,641	-
Class C	423,815	-
Institutional Class	464,147	-
Total	$ 2,716,672	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	717,075	665,093	$ 11,323,395	$ 10,095,802
Reinvestment of distributions	76,740	-	1,020,698	-
Shares redeemed	(622,172)	(723,296)	(9,280,575)	(10,778,369)
Net increase (decrease)	171,643	(58,203)	$ 3,063,518	$ (682,567)
Class T
Shares sold	117,936	187,572	$ 1,759,305	$ 2,764,268
Reinvestment of distributions	40,961	-	523,233	-
Shares redeemed	(129,403)	(196,717)	(1,880,946)	(2,907,152)
Net increase (decrease)	29,494	(9,145)	$ 401,592	$ (142,884)
Class B
Shares sold	21,180	40,939	$ 276,635	$ 519,870
Reinvestment of distributions	13,190	-	154,193	-
Shares redeemed	(76,089)	(137,051)	(1,037,384)	(1,818,569)
Net increase (decrease)	(41,719)	(96,112)	$ (606,556)	$ (1,298,699)
Class C
Shares sold	581,986	588,992	$ 8,055,378	$ 8,103,013
Reinvestment of distributions	33,472	-	392,295	-
Shares redeemed	(183,759)	(885,890)	(2,469,033)	(12,399,353)
Net increase (decrease)	431,699	(296,898)	$ 5,978,640	$ (4,296,340)

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Institutional Class
Shares sold	1,043,471	346,649	$ 16,050,433	$ 5,583,185
Reinvestment of distributions	13,483	-	188,283	-
Shares redeemed	(1,033,551)	(463,053)	(16,740,297)	(7,057,345)
Net increase (decrease)	23,403	(116,404)	$ (501,581)	$ (1,474,160)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-5.11%	-1.19%	4.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Electronics Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Fidelity Advisor® Electronics Fund: For the year, the fund's Institutional Class shares returned -5.11%, trailing the -3.11% return of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index and also lagging the S&P 500®. Versus the MSCI index, weak stock selection in semiconductors - in large part due to a sizable underweighting in strong-performing benchmark heavyweight Intel - by far the most negative impact on relative performance. That said, Intel was the portfolio's second-best absolute contributor. Substantial overweightings in Intel competitor Advanced Micro Devices and Freescale Semiconductor also hurt relative results. Conversely, stock selection in semiconductor equipment bolstered the fund's performance, as did out-of-index exposure to electronic manufacturing services. At the individual stock level, negligible exposure to weak-performing benchmark component First Solar was timely. Another notable contributor was Skyworks Solutions, a provider of radio frequency components in handsets. We took advantage of temporary weakness in the stock to benefit from its strong rebound beginning in December 2011. Later in the period, we sold some of the position to nail down profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.40%
Actual		$ 1,000.00	$ 903.70	$ 6.63
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.02
Class T	1.65%
Actual		$ 1,000.00	$ 902.50	$ 7.80
HypotheticalA		$ 1,000.00	$ 1,016.66	$ 8.27
Class B	2.15%
Actual		$ 1,000.00	$ 900.60	$ 10.16
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Class C	2.15%
Actual		$ 1,000.00	$ 899.40	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 10.77
Institutional Class	1.15%
Actual		$ 1,000.00	$ 905.50	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.77

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Electronics Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Corp. Class A	9.7	8.3
Texas Instruments, Inc.	9.2	8.6
Altera Corp.	5.3	2.2
Freescale Semiconductor Holdings I Ltd.	5.2	3.6
Marvell Technology Group Ltd.	4.8	9.1
Intersil Corp. Class A	4.4	3.6
QUALCOMM, Inc.	4.2	1.9
NXP Semiconductors NV	4.1	2.7
Avago Technologies Ltd.	4.1	1.8
ON Semiconductor Corp.	3.9	3.5
	54.9
Top Industries (% of fund's net assets)
As of July 31, 2012
Semiconductors & Semiconductor Equipment	81.1%
Electronic Equipment & Components	9.2%
Communications Equipment	6.7%
Computers & Peripherals	1.3%
Biotechnology	0.0%
All Others*	1.7%

As of January 31, 2012
Semiconductors & Semiconductor Equipment	83.8%
Electronic Equipment & Components	5.4%
Communications Equipment	2.7%
Computers & Peripherals	2.4%
Internet Software & Services	0.7%
All Others*	5.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Electronics Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)(e)	64,879	$ 1
COMMUNICATIONS EQUIPMENT - 6.7%
Communications Equipment - 6.7%
Acme Packet, Inc. (a)(d)	4,180	66,253
Brocade Communications Systems, Inc. (a)	18,703	92,954
Finisar Corp. (a)	3,872	48,129
Polycom, Inc. (a)	14,178	123,916
QUALCOMM, Inc.	12,107	722,546
Riverbed Technology, Inc. (a)	5,608	98,925
		1,152,723
COMPUTERS & PERIPHERALS - 1.3%
Computer Hardware - 0.4%
Hewlett-Packard Co.	4,070	74,237
Computer Storage & Peripherals - 0.9%
Fusion-io, Inc. (a)	100	1,912
QLogic Corp. (a)	1,752	20,218
SanDisk Corp. (a)	3,192	131,287
Synaptics, Inc. (a)	70	1,847
		155,264
TOTAL COMPUTERS & PERIPHERALS		229,501
ELECTRONIC EQUIPMENT & COMPONENTS - 9.2%
Electronic Components - 1.8%
Aeroflex Holding Corp. (a)	32,536	195,541
Amphenol Corp. Class A	130	7,654
Corning, Inc.	4,855	55,396
InvenSense, Inc. (d)	4,216	54,386
		312,977
Electronic Manufacturing Services - 7.4%
Benchmark Electronics, Inc. (a)	9,767	153,928
Fabrinet (a)	1,388	18,433
Flextronics International Ltd. (a)	59,219	379,594
Jabil Circuit, Inc.	20,137	436,973
TE Connectivity Ltd.	1,400	46,214
TTM Technologies, Inc. (a)	22,822	249,673
Viasystems Group, Inc. (a)	12	185
		1,285,000
Technology Distributors - 0.0%
Avnet, Inc. (a)	180	5,670
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		1,603,647
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 81.1%
Semiconductor Equipment - 4.5%
Advanced Energy Industries, Inc. (a)	15	185
Amkor Technology, Inc. (a)	45	240
Applied Materials, Inc.	3,214	35,000

	Shares	Value
ASML Holding NV	2,770	$ 159,275
Cabot Microelectronics Corp.	60	1,764
Cohu, Inc.	20	172
Cymer, Inc. (a)	3,820	218,542
Entegris, Inc. (a)	10,591	85,258
KLA-Tencor Corp.	1,310	66,692
Lam Research Corp. (a)	5,967	205,324
MEMC Electronic Materials, Inc. (a)	82	157
Nanometrics, Inc. (a)	420	6,380
Nova Measuring Instruments Ltd. (a)	280	2,285
Teradyne, Inc. (a)	30	441
		781,715
Semiconductors - 76.6%
Advanced Micro Devices, Inc. (a)	93,627	380,126
Alpha & Omega Semiconductor Ltd. (a)	8,434	65,026
Altera Corp.	26,113	925,706
Analog Devices, Inc.	3,240	126,619
Applied Micro Circuits Corp. (a)	6,883	39,371
Atmel Corp. (a)	22,067	129,313
Avago Technologies Ltd.	18,996	702,852
BCD Semiconductor Manufacturing Ltd. ADR (a)	22,195	84,563
Broadcom Corp. Class A	49,887	1,690,163
Cirrus Logic, Inc. (a)	6,580	241,947
Cypress Semiconductor Corp.	30,959	330,952
Entropic Communications, Inc. (a)(d)	13,182	79,092
Exar Corp. (a)	270	1,998
Fairchild Semiconductor International, Inc. (a)	3,503	48,552
First Solar, Inc. (a)(d)	2,398	37,265
Freescale Semiconductor Holdings I Ltd. (a)(d)	84,501	901,626
Inphi Corp. (a)	4,600	50,600
Intel Corp.	24,155	620,784
Intermolecular, Inc.	10,206	67,972
International Rectifier Corp. (a)	2,970	50,609
Intersil Corp. Class A	83,173	766,023
Linear Technology Corp.	40	1,290
LSI Corp. (a)	6,811	46,996
MagnaChip Semiconductor Corp. (a)	200	2,036
Marvell Technology Group Ltd.	73,583	828,545
Maxim Integrated Products, Inc.	2,690	73,249
MediaTek, Inc.	5,000	42,585
Micron Technology, Inc. (a)	72,204	448,387
Motech Industries, Inc.	1	1
NVIDIA Corp. (a)	45,151	611,345
NXP Semiconductors NV (a)	31,757	717,391
O2Micro International Ltd. sponsored ADR (a)	8,500	32,980
ON Semiconductor Corp. (a)	97,899	679,419
PMC-Sierra, Inc. (a)	40,533	215,636
RDA Microelectronics, Inc. sponsored ADR (a)	1,018	10,160
Renesas Electronics Corp. (a)(d)	9,900	32,954
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
RF Micro Devices, Inc. (a)	19,762	$ 76,677
Samsung Electronics Co. Ltd.	34	39,362
Skyworks Solutions, Inc. (a)	12,344	357,112
Spansion, Inc. Class A	8,562	87,761
STATS ChipPAC Ltd. (a)	129,000	38,356
Texas Instruments, Inc.	58,832	1,602,584
Trident Microsystems, Inc. (a)	19	7
Volterra Semiconductor Corp. (a)	300	6,894
Xilinx, Inc.	90	2,916
		13,295,802
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		14,077,517
TOTAL COMMON STOCKS (Cost $21,595,874)		17,063,389
Money Market Funds - 7.4%

Fidelity Cash Central Fund, 0.17% (b)	202,302	202,302
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	1,081,614	1,081,614
TOTAL MONEY MARKET FUNDS (Cost $1,283,916)		1,283,916
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $22,879,790)	18,347,305
NET OTHER ASSETS (LIABILITIES) - (5.7)%	(987,559)
NET ASSETS - 100%	$ 17,359,746
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 234,942
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 476
Fidelity Securities Lending Cash Central Fund	2,665
Total	$ 3,141
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 17,063,389	$ 17,030,434	$ 32,954	$ 1
Money Market Funds	1,283,916	1,283,916	-	-
Total Investments in Securities:	$ 18,347,305	$ 18,314,350	$ 32,954	$ 1
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	76.2%
Bermuda	10.4%
Singapore	6.5%
Netherlands	5.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,096,848) - See accompanying schedule: Unaffiliated issuers (cost $21,595,874)	$ 17,063,389
Fidelity Central Funds (cost $1,283,916)	1,283,916
Total Investments (cost $22,879,790)		$ 18,347,305
Cash		32,380
Receivable for investments sold		273,452
Receivable for fund shares sold		6,703
Dividends receivable		11,215
Distributions receivable from Fidelity Central Funds		463
Receivable from investment adviser for expense reductions		3,579
Other receivables		373
Total assets		18,675,470

Liabilities
Payable for investments purchased	$ 140,381
Payable for fund shares redeemed	33,230
Accrued management fee	8,044
Distribution and service plan fees payable	6,609
Other affiliated payables	4,933
Other payables and accrued expenses	40,913
Collateral on securities loaned, at value	1,081,614
Total liabilities		1,315,724

Net Assets		$ 17,359,746
Net Assets consist of:
Paid in capital		$ 28,919,750
Accumulated net investment loss		(91,150)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,936,369)
Net unrealized appreciation (depreciation) on investments		(4,532,485)
Net Assets		$ 17,359,746

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,000,387 ÷ 710,370 shares)	$ 8.45

Maximum offering price per share (100/94.25 of $8.45)	$ 8.97
Class T: Net Asset Value and redemption price per share ($3,908,680 ÷ 474,362 shares)	$ 8.24

Maximum offering price per share (100/96.50 of $8.24)	$ 8.54
Class B: Net Asset Value and offering price per share ($458,868 ÷ 58,898 shares)A	$ 7.79

Class C: Net Asset Value and offering price per share ($3,721,177 ÷ 478,158 shares)A	$ 7.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,270,634 ÷ 375,271 shares)	$ 8.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 143,311
Interest		4,868
Income from Fidelity Central Funds		3,141
Total income		151,320

Expenses
Management fee	$ 98,365
Transfer agent fees	54,932
Distribution and service plan fees	82,272
Accounting and security lending fees	7,078
Custodian fees and expenses	32,868
Independent trustees' compensation	117
Registration fees	53,842
Audit	43,499
Legal	107
Miscellaneous	165
Total expenses before reductions	373,245
Expense reductions	(89,845)	283,400
Net investment income (loss)		(132,080)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(811,255)
Foreign currency transactions	(435)
Total net realized gain (loss)		(811,690)
Change in net unrealized appreciation (depreciation) on: Investment securities	(927,868)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(927,864)
Net gain (loss)		(1,739,554)
Net increase (decrease) in net assets resulting from operations		$ (1,871,634)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (132,080)	$ (122,750)
Net realized gain (loss)	(811,690)	4,303,621
Change in net unrealized appreciation (depreciation)	(927,864)	(1,162,047)
Net increase (decrease) in net assets resulting from operations	(1,871,634)	3,018,824
Share transactions - net increase (decrease)	925,003	1,054,457
Redemption fees	775	1,863
Total increase (decrease) in net assets	(945,856)	4,075,144

Net Assets
Beginning of period	18,305,602	14,230,458
End of period (including accumulated net investment loss of $91,150 and $0, respectively)	$ 17,359,746	$ 18,305,602

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.14	$ 6.59	$ 6.79	$ 9.11
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.01)	.04	- G
Net realized and unrealized gain (loss)	(.43)	1.83	.59	(.24)	(2.32)
Total from investment operations	(.48)	1.79	.58	(.20)	(2.32)
Distributions from net investment income	-	-	(.03)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.45	$ 8.93	$ 7.14	$ 6.59	$ 6.79
Total Return A, B	(5.38)%	25.07%	8.74%	(2.95)%	(25.47)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.89%	1.97%	2.44%	1.72%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.39%	1.40%	1.39%
Net investment income (loss)	(.53)%	(.40)%	(.15)%	.69%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,000	$ 7,537	$ 5,394	$ 5,433	$ 3,970
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 7.00	$ 6.46	$ 6.67	$ 8.98
Income from Investment Operations
Net investment income (loss) C	(.07)	(.06)	(.03)	.02	(.02)
Net realized and unrealized gain (loss)	(.42)	1.79	.58	(.23)	(2.29)
Total from investment operations	(.49)	1.73	.55	(.21)	(2.31)
Distributions from net investment income	-	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.24	$ 8.73	$ 7.00	$ 6.46	$ 6.67
Total Return A, B	(5.61)%	24.71%	8.50%	(3.15)%	(25.72)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.23%	2.25%	2.26%	2.77%	2.02%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.64%	1.65%	1.64%
Net investment income (loss)	(.78)%	(.65)%	(.40)%	.44%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,909	$ 4,476	$ 3,862	$ 4,195	$ 4,635
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 6.69	$ 6.19	$ 6.43	$ 8.70
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.06)	- G	(.06)
Net realized and unrealized gain (loss)	(.40)	1.69	.56	(.24)	(2.21)
Total from investment operations	(.50)	1.60	.50	(.24)	(2.27)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.79	$ 8.29	$ 6.69	$ 6.19	$ 6.43
Total Return A, B	(6.03)%	23.92%	8.08%	(3.73)%	(26.09)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.70%	2.76%	2.73%	3.22%	2.48%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.14%	2.15%	2.15%	2.14%
Net investment income (loss)	(1.29)%	(1.15)%	(.90)%	(.06)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 459	$ 691	$ 1,073	$ 1,197	$ 2,027
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 6.68	$ 6.18	$ 6.42	$ 8.69
Income from Investment Operations
Net investment income (loss) C	(.10)	(.09)	(.06)	- G	(.06)
Net realized and unrealized gain (loss)	(.41)	1.70	.56	(.24)	(2.21)
Total from investment operations	(.51)	1.61	.50	(.24)	(2.27)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 7.78	$ 8.29	$ 6.68	$ 6.18	$ 6.42
Total Return A, B	(6.15)%	24.10%	8.09%	(3.74)%	(26.12)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.65%	2.70%	2.72%	3.21%	2.47%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.14%	2.15%	2.14%
Net investment income (loss)	(1.28)%	(1.15)%	(.90)%	(.06)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,721	$ 3,836	$ 3,256	$ 3,016	$ 3,325
Portfolio turnover rate E	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 7.33	$ 6.75	$ 6.94	$ 9.30
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	.01	.05	.02
Net realized and unrealized gain (loss)	(.45)	1.87	.60	(.24)	(2.38)
Total from investment operations	(.47)	1.86	.61	(.19)	(2.36)
Distributions from net investment income	-	-	(.03)	-	-
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.72	$ 9.19	$ 7.33	$ 6.75	$ 6.94
Total Return A	(5.11)%	25.38%	9.10%	(2.74)%	(25.38)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.55%	1.42%	1.64%	2.16%	1.47%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.14%	1.15%	1.14%
Net investment income (loss)	(.28)%	(.15)%	.11%	.94%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,271	$ 1,765	$ 645	$ 367	$ 353
Portfolio turnover rate D	140%	166%	87%	92%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 390,290
Gross unrealized depreciation	(5,173,096)
Net unrealized appreciation (depreciation) on securities and other investments	$ (4,782,806)

Tax Cost	$ 23,130,111

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (5,918,304)
Net unrealized appreciation (depreciation)	$ (4,782,806)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2013	$ (279,201)
2016	(310,663)
2017	(5,202,838)
Total with expiration	(5,792,702)
No expiration
Long-term	(125,602)
Total capital loss carryforward	$ (5,918,304)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $767,744 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,098,152 and $24,332,670, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,191	$ 783
Class T	.25%	.25%	20,904	112
Class B	.75%	.25%	5,680	4,265
Class C	.75%	.25%	36,497	4,204
			$ 82,272	$ 9,364

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,775
Class T	2,277
Class B*	630
Class C*	491
$ 6,173

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,737.31
Class T	15,086.36
Class B	1,759.31
Class C	11,275.31
Institutional Class	3,075.20
	$ 54,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,373 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,665. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 36,814
Class T	1.65%	24,072
Class B	2.15%	3,089
Class C	2.15%	18,181
Institutional Class	1.15%	6,337
		$ 88,493

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,352 for the period.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	461,275	823,348	$ 4,417,052	$ 7,674,866
Shares redeemed	(595,271)	(734,519)	(4,948,629)	(6,789,005)
Net increase (decrease)	(133,996)	88,829	$ (531,577)	$ 885,861
Class T
Shares sold	90,140	227,766	$ 795,072	$ 2,032,968
Shares redeemed	(128,587)	(266,704)	(1,079,505)	(2,292,080)
Net increase (decrease)	(38,447)	(38,938)	$ (284,433)	$ (259,112)
Class B
Shares sold	10,206	17,689	$ 91,605	$ 152,131
Shares redeemed	(34,653)	(94,901)	(276,903)	(767,577)
Net increase (decrease)	(24,447)	(77,212)	$ (185,298)	$ (615,446)
Class C
Shares sold	171,249	179,286	$ 1,492,502	$ 1,565,088
Shares redeemed	(156,060)	(203,889)	(1,218,105)	(1,673,259)
Net increase (decrease)	15,189	(24,603)	$ 274,397	$ (108,171)
Institutional Class
Shares sold	380,436	302,052	$ 3,355,122	$ 3,051,352
Shares redeemed	(197,302)	(197,907)	(1,703,208)	(1,900,027)
Net increase (decrease)	183,134	104,145	$ 1,651,914	$ 1,151,325

Annual Report

Fidelity Advisor Electronics Fund

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-15.31%	-1.83%	12.01%

A Prior to October 1, 2006, Fidelity Advisor Energy Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Energy Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from John Dowd, Portfolio Manager of Fidelity Advisor® Energy Fund: For the year, the fund's Institutional Class shares returned -15.31%, significantly underperforming the broad-based S&P 500® and the -8.43% return of the MSCI® U.S. IM Energy 25/50 Index. Energy stocks struggled during the period, hurt by falling commodity prices and weak economic growth, particularly in emerging markets. Relative to its sector benchmark, the fund's positioning in integrated oil/gas firms hurt performance the most, including a significant underweighting in benchmark heavyweight Exxon Mobil, which outperformed. Stocks that were sensitive to falling crude prices also curbed results, including integrated oil/gas firm Hess and exploration and production firm SM Energy. A stake in coal producer Alpha Natural Resources stung, as the company struggled under slumping coal prices and a global economic slowdown. I sold Alpha from the fund by period end. Stock selection in oil/gas equipment and services detracted, led by Baker Hughes. Conversely, an out-of-index holding in specialty chemicals maker LyondellBasell Industries helped the most. Although an overweighting in oil/gas drilling hurt, my picks there, led by an out-of-index stake in British offshore drill fleet operator Ensco, helped. Underweighting and then selling natural gas firm Chesapeake Energy also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 944.80	$ 5.66
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.38%
Actual		$ 1,000.00	$ 943.50	$ 6.67
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.92%
Actual		$ 1,000.00	$ 941.00	$ 9.27
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.62
Class C	1.91%
Actual		$ 1,000.00	$ 940.80	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.85%
Actual		$ 1,000.00	$ 946.10	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Energy Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	12.4	15.0
Exxon Mobil Corp.	10.3	7.3
Occidental Petroleum Corp.	7.6	7.6
National Oilwell Varco, Inc.	4.8	4.4
EQT Corp.	3.5	0.0
Hess Corp.	3.5	4.8
Cabot Oil & Gas Corp.	3.3	0.0
Noble Corp.	3.2	1.5
Schlumberger Ltd.	3.1	5.6
Apache Corp.	2.6	2.5
	54.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Oil, Gas & Consumable Fuels	73.8%
Energy Equipment & Services	23.3%
Chemicals	0.6%
Construction & Engineering	0.4%
Hotels, Restaurants & Leisure	0.0%
All Others*	1.9%

As of January 31, 2012
Oil, Gas & Consumable Fuels	71.7%
Energy Equipment & Services	26.1%
Chemicals	1.5%
Construction & Engineering	0.5%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Energy Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
LyondellBasell Industries NV Class A	83,610	$ 3,723,153
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
Foster Wheeler AG (a)	158,675	2,862,497
ENERGY EQUIPMENT & SERVICES - 23.3%
Oil & Gas Drilling - 7.2%
Discovery Offshore S.A. (a)(e)	748,490	1,303,871
Ensco PLC Class A	223,851	12,161,825
Noble Corp.	559,864	20,714,968
Northern Offshore Ltd.	335,687	562,490
Ocean Rig UDW, Inc. (United States)	163,500	2,450,865
Rowan Companies PLC (a)	213,866	7,513,113
Tuscany International Drilling, Inc. (a)	1,080,000	350,003
Vantage Drilling Co. (a)	945,900	1,485,063
		46,542,198
Oil & Gas Equipment & Services - 16.1%
Anton Oilfield Services Group	438,000	86,982
Baker Hughes, Inc.	38,600	1,787,952
Cameron International Corp. (a)	36,000	1,809,720
Compagnie Generale de Geophysique SA (a)	126,178	3,611,621
FMC Technologies, Inc. (a)	97,300	4,390,176
Fugro NV (Certificaten Van Aandelen) unit	184,345	12,078,063
Gulfmark Offshore, Inc. Class A (a)	143,927	5,174,176
Halliburton Co.	240,615	7,971,575
McDermott International, Inc. (a)	167,806	1,963,330
National Oilwell Varco, Inc.	432,307	31,255,796
Oil States International, Inc. (a)	86,650	6,299,455
Schlumberger Ltd.	286,593	20,422,617
Schoeller-Bleckmann Oilfield Equipment AG	8,662	729,095
Superior Energy Services, Inc. (a)	89,484	1,939,118
Total Energy Services, Inc.	53,200	753,293
Weatherford International Ltd. (a)	328,867	3,962,847
		104,235,816
TOTAL ENERGY EQUIPMENT & SERVICES		150,778,014
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Icahn Enterprises LP rights (a)	66,553	1
OIL, GAS & CONSUMABLE FUELS - 73.8%
Coal & Consumable Fuels - 1.2%
Cloud Peak Energy, Inc. (a)	93,300	1,544,115
Peabody Energy Corp.	299,526	6,254,103
		7,798,218

	Shares	Value
Integrated Oil & Gas - 39.2%
Chevron Corp.	730,491	$ 80,047,206
Exxon Mobil Corp.	770,528	66,920,357
Hess Corp.	479,661	22,620,813
InterOil Corp. (a)(d)	60,200	5,155,528
Murphy Oil Corp.	120,406	6,460,986
Occidental Petroleum Corp.	567,477	49,387,523
Royal Dutch Shell PLC Class A sponsored ADR	163,300	11,137,060
Suncor Energy, Inc.	403,460	12,334,929
		254,064,402
Oil & Gas Exploration & Production - 24.9%
Anadarko Petroleum Corp.	152,141	10,564,671
Apache Corp.	193,186	16,637,178
Atlas Resource Partners LP	1,391	34,845
Bill Barrett Corp. (a)	27,500	579,150
BPZ Energy, Inc. (a)	263,764	601,382
C&C Energia Ltd. (a)	122,600	768,962
Cabot Oil & Gas Corp.	498,790	21,043,950
Carrizo Oil & Gas, Inc. (a)	26,300	663,023
Cobalt International Energy, Inc. (a)	140,000	3,514,000
Comstock Resources, Inc. (a)	338,606	5,478,645
Concho Resources, Inc. (a)	28,703	2,446,931
Energen Corp.	26,388	1,351,329
EOG Resources, Inc.	114,179	11,190,684
EQT Corp.	405,700	22,881,480
EV Energy Partners LP	61,000	3,345,850
Gran Tierra Energy, Inc. (Canada) (a)	398,872	1,825,619
Halcon Resources Corp. (f)	300,000	1,980,000
Harvest Natural Resources, Inc. (a)(d)	130,481	1,028,190
Kodiak Oil & Gas Corp. (a)(d)	79,900	667,165
Marathon Oil Corp.	240,164	6,357,141
Midstates Petroleum Co., Inc.	61,400	523,128
Noble Energy, Inc.	143,054	12,507,211
Northern Oil & Gas, Inc. (a)	54,100	852,616
Painted Pony Petroleum Ltd. (a)(e)	5,000	46,617
Pioneer Natural Resources Co.	140,900	12,487,967
Plains Exploration & Production Co. (a)	115,700	4,623,372
Rosetta Resources, Inc. (a)	203,781	8,501,743
SM Energy Co.	138,493	6,521,635
Southwestern Energy Co. (a)	52,600	1,748,950
TAG Oil Ltd. (a)	74,600	521,460
TAG Oil Ltd. (e)	11,400	79,687
		161,374,581
Oil & Gas Refining & Marketing - 5.9%
Calumet Specialty Products Partners LP	121,335	3,100,109
Marathon Petroleum Corp.	219,187	10,367,545
Northern Tier Energy LP Class A	203,406	3,138,555
Tesoro Corp.	497,065	13,743,847
Valero Energy Corp.	281,245	7,734,238
		38,084,294
Oil & Gas Storage & Transport - 2.6%
Atlas Energy LP	32,035	1,006,860
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Atlas Pipeline Partners, LP	110,200	$ 3,664,150
Cheniere Energy, Inc. (a)	73,955	1,008,007
Markwest Energy Partners LP	36,000	1,892,520
Tesoro Logistics LP	65,366	2,385,205
Williams Companies, Inc.	204,810	6,510,910
		16,467,652
TOTAL OIL, GAS & CONSUMABLE FUELS		477,789,147
TOTAL COMMON STOCKS (Cost $601,233,054)		635,152,812
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.17% (b)	11,938,490	11,938,490
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	5,169,750	5,169,750
TOTAL MONEY MARKET FUNDS (Cost $17,108,240)		17,108,240
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $618,341,294)	652,261,052
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(4,687,740)
NET ASSETS - 100%	$ 647,573,312
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,430,175 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,980,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 2,700,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,511
Fidelity Securities Lending Cash Central Fund	120,606
Total	$ 131,117
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 635,152,812	$ 631,541,190	$ 3,611,621	$ 1
Money Market Funds	17,108,240	17,108,240	-	-
Total Investments in Securities:	$ 652,261,052	$ 648,649,430	$ 3,611,621	$ 1
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.4%
United Kingdom	4.8%
Switzerland	4.2%
Canada	3.1%
Curacao	3.1%
Netherlands	2.5%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,970,802) - See accompanying schedule: Unaffiliated issuers (cost $601,233,054)	$ 635,152,812
Fidelity Central Funds (cost $17,108,240)	17,108,240
Total Investments (cost $618,341,294)		$ 652,261,052
Receivable for investments sold		6,668,144
Receivable for fund shares sold		513,460
Dividends receivable		61,871
Distributions receivable from Fidelity Central Funds		19,710
Other receivables		13,854
Total assets		659,538,091

Liabilities
Payable for investments purchased	$ 4,668,492
Payable for fund shares redeemed	1,383,348
Accrued management fee	294,986
Distribution and service plan fees payable	239,420
Other affiliated payables	163,077
Other payables and accrued expenses	45,706
Collateral on securities loaned, at value	5,169,750
Total liabilities		11,964,779

Net Assets		$ 647,573,312
Net Assets consist of:
Paid in capital		$ 676,197,162
Accumulated net investment loss		(503,083)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,040,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,919,419
Net Assets		$ 647,573,312

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($253,331,873 ÷ 7,516,040 shares)	$ 33.71

Maximum offering price per share (100/94.25 of $33.71)	$ 35.77
Class T: Net Asset Value and redemption price per share ($215,488,059 ÷ 6,264,385 shares)	$ 34.40

Maximum offering price per share (100/96.50 of $34.40)	$ 35.65
Class B: Net Asset Value and offering price per share ($28,557,727 ÷ 909,266 shares)A	$ 31.41

Class C: Net Asset Value and offering price per share ($93,503,953 ÷ 2,955,799 shares)A	$ 31.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($56,691,700 ÷ 1,607,132 shares)	$ 35.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 12,930,947
Interest		5,903
Income from Fidelity Central Funds		131,117
Total income		13,067,967

Expenses
Management fee	$ 3,872,271
Transfer agent fees	1,952,670
Distribution and service plan fees	3,236,374
Accounting and security lending fees	249,221
Custodian fees and expenses	30,688
Independent trustees' compensation	4,638
Registration fees	97,452
Audit	47,577
Legal	2,610
Miscellaneous	8,149
Total expenses before reductions	9,501,650
Expense reductions	(24,920)	9,476,730
Net investment income (loss)		3,591,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(47,746,242)
Foreign currency transactions	(5,773)
Total net realized gain (loss)		(47,752,015)
Change in net unrealized appreciation (depreciation) on: Investment securities	(91,974,915)
Assets and liabilities in foreign currencies	(454)
Total change in net unrealized appreciation (depreciation)		(91,975,369)
Net gain (loss)		(139,727,384)
Net increase (decrease) in net assets resulting from operations		$ (136,136,147)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,591,237	$ 609,873
Net realized gain (loss)	(47,752,015)	108,257,689
Change in net unrealized appreciation (depreciation)	(91,975,369)	148,374,915
Net increase (decrease) in net assets resulting from operations	(136,136,147)	257,242,477
Distributions to shareholders from net investment income	(3,625,437)	(1,542,989)
Share transactions - net increase (decrease)	(71,627,600)	7,476,541
Redemption fees	37,255	27,523
Total increase (decrease) in net assets	(211,351,929)	263,203,552

Net Assets
Beginning of period	858,925,241	595,721,689
End of period (including accumulated net investment loss of $503,083 and accumulated net investment loss of $187, respectively)	$ 647,573,312	$ 858,925,241

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 40.17	$ 27.70	$ 25.82	$ 50.24	$ 48.28
Income from Investment Operations
Net investment income (loss) C	.25	.11	(.05)	(.04)	(.17)
Net realized and unrealized gain (loss)	(6.50)	12.47	1.93	(17.48)	5.59
Total from investment operations	(6.25)	12.58	1.88	(17.52)	5.42
Distributions from net investment income	(.21)	(.11)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.46)
Total distributions	(.21)	(.11)	-	(6.90)	(3.46)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 33.71	$ 40.17	$ 27.70	$ 25.82	$ 50.24
Total Return A, B	(15.58)%	45.46%	7.28%	(38.86)%	11.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.16%	1.20%	1.22%	1.14%
Expenses net of fee waivers, if any	1.17%	1.16%	1.20%	1.22%	1.14%
Expenses net of all reductions	1.17%	1.16%	1.19%	1.21%	1.14%
Net investment income (loss)	.72%	.30%	(.16)%	(.14)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,332	$ 331,120	$ 214,407	$ 216,595	$ 355,200
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 41.04	$ 28.33	$ 26.47	$ 51.40	$ 49.26
Income from Investment Operations
Net investment income (loss) C	.18	.03	(.11)	(.10)	(.29)
Net realized and unrealized gain (loss)	(6.65)	12.75	1.97	(17.93)	5.72
Total from investment operations	(6.47)	12.78	1.86	(18.03)	5.43
Distributions from net investment income	(.17)	(.07)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.29)
Total distributions	(.17)	(.07)	-	(6.90)	(3.29)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 34.40	$ 41.04	$ 28.33	$ 26.47	$ 51.40
Total Return A, B	(15.77)%	45.16%	7.03%	(38.99)%	11.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.37%	1.41%	1.45%	1.36%
Expenses net of fee waivers, if any	1.38%	1.37%	1.41%	1.45%	1.36%
Expenses net of all reductions	1.38%	1.37%	1.41%	1.45%	1.35%
Net investment income (loss)	.50%	.09%	(.37)%	(.38)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,488	$ 290,512	$ 219,051	$ 224,376	$ 407,784
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 37.61	$ 26.06	$ 24.48	$ 48.35	$ 46.64
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.25)	(.22)	(.56)
Net realized and unrealized gain (loss)	(6.09)	11.71	1.83	(16.75)	5.41
Total from investment operations	(6.10)	11.56	1.58	(16.97)	4.85
Distributions from net investment income	(.10)	(.01)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.14)
Total distributions	(.10)	(.01)	-	(6.90)	(3.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.41	$ 37.61	$ 26.06	$ 24.48	$ 48.35
Total Return A, B	(16.22)%	44.38%	6.45%	(39.31)%	10.62%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.93%	1.96%	1.96%	1.93%
Expenses net of fee waivers, if any	1.92%	1.93%	1.96%	1.96%	1.93%
Expenses net of all reductions	1.92%	1.92%	1.95%	1.96%	1.93%
Net investment income (loss)	(.03)%	(.46)%	(.92)%	(.89)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,558	$ 49,793	$ 44,330	$ 47,795	$ 98,602
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 37.88	$ 26.25	$ 24.65	$ 48.63	$ 46.88
Income from Investment Operations
Net investment income (loss) C	(.01)	(.15)	(.25)	(.21)	(.54)
Net realized and unrealized gain (loss)	(6.13)	11.80	1.85	(16.87)	5.45
Total from investment operations	(6.14)	11.65	1.60	(17.08)	4.91
Distributions from net investment income	(.11)	(.02)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.16)
Total distributions	(.11)	(.02)	-	(6.90)	(3.16)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 31.63	$ 37.88	$ 26.25	$ 24.65	$ 48.63
Total Return A, B	(16.22)%	44.38%	6.49%	(39.31)%	10.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.92%	1.90%	1.94%	1.96%	1.87%
Expenses net of fee waivers, if any	1.92%	1.90%	1.94%	1.96%	1.87%
Expenses net of all reductions	1.91%	1.89%	1.93%	1.95%	1.87%
Net investment income (loss)	(.03)%	(.43)%	(.90)%	(.88)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 93,504	$ 133,476	$ 90,596	$ 86,650	$ 156,393
Portfolio turnover rate E	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 28.87	$ 26.83	$ 51.76	$ 49.68
Income from Investment Operations
Net investment income (loss) B	.37	.23	.04	.03	(.02)
Net realized and unrealized gain (loss)	(6.79)	12.99	2.00	(18.06)	5.74
Total from investment operations	(6.42)	13.22	2.04	(18.03)	5.72
Distributions from net investment income	(.25)	(.14)	-	-	-
Distributions from net realized gain	-	-	-	(6.90)	(3.64)
Total distributions	(.25)	(.14)	-	(6.90)	(3.64)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 35.28	$ 41.95	$ 28.87	$ 26.83	$ 51.76
Total Return A	(15.31)%	45.87%	7.60%	(38.68)%	11.83%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.86%	.90%	.95%	.85%
Expenses net of fee waivers, if any	.86%	.86%	.90%	.95%	.85%
Expenses net of all reductions	.85%	.85%	.90%	.94%	.85%
Net investment income (loss)	1.03%	.60%	.14%	.13%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,692	$ 54,024	$ 27,338	$ 18,631	$ 22,250
Portfolio turnover rate D	88%	91%	103%	148%	90%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Gross unrealized appreciation	$ 70,476,487
Gross unrealized depreciation	(39,744,261)
Net unrealized appreciation (depreciation) on securities and other investments	$ 30,732,226

Tax Cost	$ 621,528,826

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (42,733,087)
Net unrealized appreciation (depreciation)	$ 30,731,887

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (2,848,921)
2018	(2,715,383)
Total with expiration	(5,564,304)
No expiration
Short-term	(37,168,783)
Total capital loss carryforward	$ (42,733,087)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $16,119,567 of losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,625,437	$ 1,542,989

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $616,352,470 and $698,886,570, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 673,541	$ 15,540
Class T	.25%	.25%	1,163,443	5,233
Class B	.75%	.25%	358,877	269,382
Class C	.75%	.25%	1,040,513	147,717
			$ 3,236,374	$ 437,872

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 129,173
Class T	25,570
Class B*	56,910
Class C*	15,188
$ 226,841

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 807,721.30
Class T	611,222.26
Class B	108,124.30
Class C	305,678.29
Institutional Class	119,925.23
	$ 1,952,670

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,115 for the period.

Annual Report

Fidelity Advisor Energy Fund

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,020 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $120,606, including $455 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,920 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,638,737	$ 788,179
Class T	1,147,864	537,026
Class B	121,615	21,298
Class C	359,185	59,062
Institutional Class	358,036	137,424
Total	$ 3,625,437	$ 1,542,989

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,965,815	2,848,824	$ 67,878,173	$ 108,457,523
Reinvestment of distributions	41,823	20,239	1,442,046	701,079
Shares redeemed	(2,734,716)	(2,366,298)	(93,508,870)	(85,322,989)
Net increase (decrease)	(727,078)	502,765	$ (24,188,651)	$ 23,835,613
Class T
Shares sold	716,955	1,191,543	$ 25,119,936	$ 45,538,389
Reinvestment of distributions	30,771	14,153	1,084,070	502,257
Shares redeemed	(1,562,534)	(1,858,422)	(54,290,373)	(68,540,609)
Net increase (decrease)	(814,808)	(652,726)	$ (28,086,367)	$ (22,499,963)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class B
Shares sold	77,487	118,268	$ 2,508,867	$ 4,084,617
Reinvestment of distributions	3,337	560	107,704	18,656
Shares redeemed	(495,555)	(495,702)	(15,865,000)	(16,527,555)
Net increase (decrease)	(414,731)	(376,874)	$ (13,248,429)	$ (12,424,282)
Class C
Shares sold	443,617	964,253	$ 14,508,195	$ 34,720,800
Reinvestment of distributions	9,390	1,513	305,281	50,476
Shares redeemed	(1,020,680)	(893,659)	(32,456,638)	(30,160,985)
Net increase (decrease)	(567,673)	72,107	$ (17,643,162)	$ 4,610,291
Institutional Class
Shares sold	947,827	771,369	$ 33,843,047	$ 30,606,839
Reinvestment of distributions	7,770	3,300	279,800	119,042
Shares redeemed	(636,276)	(433,932)	(22,583,838)	(16,770,999)
Net increase (decrease)	319,321	340,737	$ 11,539,009	$ 13,954,882

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	1.61%	-11.12%	-0.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Financial Services Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity Advisor® Financial Services Fund: For the year, the fund's Institutional Class shares returned 1.61%, lagging the 2.44% advance of the MSCI® U.S. IM Financials 25/50 Index and the broadly based S&P 500®. Investment banking/brokerage, diversified banks and property/casualty insurance detracted versus the MSCI index. An average overweighting in investment banking/brokerage hurt, as did specific stocks, including online broker E*TRADE Financial, whose shares declined amid news the company was not for sale, and commodities/derivatives broker MF Global Holdings, whose stock plunged after a sizable investment in European government debt went south. By contrast, positioning in other diversified financial services, specialized real estate investment trusts (REITs) and out-of-index data processing/outsourced services aided performance. In terms of individual contributors, the fund benefited from an average underweighting in diversified financial Bank of America, as low interest rates and sluggish loan growth pressured its returns. Shares of card processor MasterCard rallied sharply, as more people worldwide paid with plastic. MasterCard was not in the MSCI index, and MasterCard and MF Global were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.27%
Actual		$ 1,000.00	$ 1,036.70	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.55	$ 6.37
Class T	1.53%
Actual		$ 1,000.00	$ 1,034.80	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,017.26	$ 7.67
Class B	2.02%
Actual		$ 1,000.00	$ 1,032.70	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.12
Class C	2.02%
Actual		$ 1,000.00	$ 1,031.90	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.12
Institutional Class	.94%
Actual		$ 1,000.00	$ 1,037.80	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.19	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Financial Services Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.0	5.2
Big Yellow Group PLC	3.6	1.2
PNC Financial Services Group, Inc.	3.5	0.0
HCP, Inc.	3.4	0.8
Health Care REIT, Inc.	3.1	0.2
CME Group, Inc.	3.0	0.0
ACE Ltd.	2.5	2.2
BanColombia SA sponsored ADR	2.3	0.6
The NASDAQ Stock Market, Inc.	2.2	0.0
Prudential Financial, Inc.	2.1	0.2
	29.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Real Estate Investment Trusts	28.1%
Commercial Banks	17.7%
Diversified Financial Services	13.0%
Insurance	12.8%
Capital Markets	10.9%
All Others*	17.5%

As of January 31, 2012
Capital Markets	17.0%
Commercial Banks	16.7%
Diversified Financial Services	16.6%
Real Estate Investment Trusts	16.0%
Insurance	14.6%
All Others*	19.1%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Financial Services Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
CAPITAL MARKETS - 10.9%
Asset Management & Custody Banks - 8.1%
A.F.P. Provida SA sponsored ADR	5,200	$ 454,116
Affiliated Managers Group, Inc. (a)	2,314	258,219
Ameriprise Financial, Inc.	200	10,344
Apollo Global Management LLC Class A	109,139	1,481,016
Ares Capital Corp.	42,600	708,438
Bank of New York Mellon Corp.	78,456	1,669,544
BlackRock, Inc. Class A	56	9,535
Cetip SA	46,600	590,573
Fortress Investment Group LLC	51,700	195,426
Franklin Resources, Inc.	4,623	531,414
Invesco Ltd.	538	11,906
Julius Baer Group Ltd.	300	10,755
Legg Mason, Inc.	853	20,916
Northern Trust Corp.	7,007	318,118
State Street Corp.	10,253	414,016
The Blackstone Group LP	119,759	1,658,662
		8,342,998
Diversified Capital Markets - 0.2%
Credit Suisse Group sponsored ADR	472	8,052
HFF, Inc. (a)	10,500	137,130
UBS AG (NY Shares)	9,733	103,170
		248,352
Investment Banking & Brokerage - 2.6%
Charles Schwab Corp.	900	11,367
E*TRADE Financial Corp. (a)	1,059	8,080
Evercore Partners, Inc. Class A	57,400	1,329,958
GFI Group, Inc.	320,278	1,018,484
Goldman Sachs Group, Inc.	2,588	261,129
Greenhill & Co., Inc.	600	23,832
Investment Technology Group, Inc. (a)	1,125	9,315
Lazard Ltd. Class A	443	11,895
Macquarie Group Ltd.	393	10,317
Monex Group, Inc.	32	5,193
Morgan Stanley	253	3,456
Nomura Holdings, Inc. sponsored ADR (d)	2,800	9,744
		2,702,770
TOTAL CAPITAL MARKETS		11,294,120
COMMERCIAL BANKS - 17.7%
Diversified Banks - 6.5%
Banco ABC Brasil SA	9,500	49,651
Banco Bradesco SA (PN) sponsored ADR	700	10,738
Banco de Chile sponsored ADR	101	8,629
Banco Macro SA sponsored ADR (a)	600	7,362
Banco Pine SA	228	1,494
Banco Santander Chile sponsored ADR	100	7,516
Banco Santander SA (Spain) sponsored ADR (d)	1,700	10,132
Banco Santander SA (Brasil) ADR	56,610	431,934

	Shares	Value
BanColombia SA sponsored ADR (d)	37,995	$ 2,349,611
Bangkok Bank Public Co. Ltd. (For. Reg.)	15,900	105,091
Bank of Baroda	5,117	60,426
Bank of the Philippine Islands (BPI)	15,110	26,278
Barclays PLC sponsored ADR	181,186	1,895,206
BBVA Banco Frances SA sponsored ADR (a)	2,300	7,843
BNP Paribas SA	202	7,498
China CITIC Bank Corp. Ltd. (H Shares)	25,000	12,638
Comerica, Inc.	9,200	277,932
CorpBanca SA sponsored ADR	550	10,219
Credicorp Ltd. (NY Shares)	1,828	211,938
Credit Agricole SA (a)	200	859
Development Credit Bank Ltd. (a)	27,538	19,925
Grupo Financiero Galicia SA sponsored ADR (a)(d)	1,800	8,352
Guaranty Trust Bank PLC GDR (Reg. S)	5,300	30,740
Hana Financial Group, Inc.	2,410	77,053
Hong Leong Bank Bhd	3,400	14,864
HSBC Holdings PLC sponsored ADR	300	12,540
ICICI Bank Ltd. sponsored ADR	333	11,528
Industrial & Commercial Bank of China Ltd. (H Shares)	6,000	3,443
Intesa Sanpaolo SpA	8,105	10,301
Itau Unibanco Banco Multiplo SA sponsored ADR	619	9,786
KB Financial Group, Inc.	2,210	69,595
Malayan Banking Bhd	30,757	86,232
National Australia Bank Ltd.	254	6,668
Nordea Bank AB	1,200	11,222
PT Bank Bukopin Tbk	3,926,500	261,905
PT Bank Central Asia Tbk	13,500	11,435
Raiffeisen International Bank-Holding AG (d)	1,300	42,955
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	1,100	12,259
Standard Chartered PLC (United Kingdom)	1,488	34,166
Sumitomo Mitsui Financial Group, Inc.	1,300	40,939
Swedbank AB (A Shares)	900	15,696
The Jammu & Kashmir Bank Ltd.	7,298	120,169
The Toronto-Dominion Bank	100	7,870
U.S. Bancorp	301	10,084
UniCredit SpA (a)	630	2,146
United Overseas Bank Ltd.	1,000	16,072
Wells Fargo & Co.	8,150	275,552
Yes Bank Ltd.	1,839	12,088
		6,728,580
Regional Banks - 11.2%
Alerus Financial Corp.	435	12,402
Banco Daycoval SA (PN)	16,000	74,566
Bancorp New Jersey, Inc.	100	1,030
BancTrust Financial Group, Inc. (a)	28,700	84,952
Bank of Hawaii Corp.	300	14,013
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Bank of the Ozarks, Inc.	7,716	$ 248,378
BB&T Corp.	870	27,292
Boston Private Financial Holdings, Inc.	2,200	20,702
Bridge Capital Holdings (a)	48,490	753,050
BS Financial Group, Inc.	52,600	555,927
Canadian Western Bank, Edmonton (d)	6,000	157,172
Cascade Bancorp (a)	900	4,662
CIT Group, Inc. (a)	7,654	279,524
Citizens & Northern Corp.	520	9,615
City Holding Co.	500	16,525
City National Corp.	300	14,784
CNB Financial Corp., Pennsylvania	803	13,225
CoBiz, Inc.	127,900	856,930
Cullen/Frost Bankers, Inc.	100	5,531
Fifth Third Bancorp	89,100	1,231,362
First Business Finance Services, Inc.	500	10,905
First Commonwealth Financial Corp.	15,322	107,407
First Interstate Bancsystem, Inc.	68,712	990,140
First Midwest Bancorp, Inc., Delaware	1,200	13,560
First Republic Bank	3,081	100,225
FirstMerit Corp.	800	12,960
FNB Corp., Pennsylvania	1,100	11,968
Glacier Bancorp, Inc.	924	14,017
Huntington Bancshares, Inc.	77,012	478,630
KeyCorp	1,500	11,970
NBT Bancorp, Inc.	200	4,202
Northrim Bancorp, Inc.	2,269	45,743
Pacific Continental Corp.	19,828	183,012
PNC Financial Services Group, Inc.	60,928	3,600,845
PrivateBancorp, Inc.	900	13,788
PT Bank Tabungan Negara Tbk	1,250,000	181,313
Regions Financial Corp.	1,757	12,229
Sandy Spring Bancorp, Inc.	200	3,562
Savannah Bancorp, Inc. (a)	8,798	50,589
SCBT Financial Corp.	800	29,632
SunTrust Banks, Inc.	392	9,271
Susquehanna Bancshares, Inc.	37,614	400,965
SVB Financial Group (a)	312	18,037
Synovus Financial Corp.	23,182	44,046
TCF Financial Corp.	1,137	11,745
Texas Capital Bancshares, Inc. (a)	2,300	99,107
UMB Financial Corp.	2,300	110,538
Umpqua Holdings Corp.	100	1,248
Valley National Bancorp	3,053	28,393
Virginia Commerce Bancorp, Inc. (a)	3,000	24,210
Washington Trust Bancorp, Inc.	6,544	162,422
Webster Financial Corp.	5,300	108,756
Westamerica Bancorp.	100	4,600

	Shares	Value
Western Alliance Bancorp. (a)	39,600	$ 365,112
Zions Bancorporation	84	1,529
		11,648,318
TOTAL COMMERCIAL BANKS		18,376,898
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	1,000	13,932
CONSUMER FINANCE - 1.3%
Consumer Finance - 1.3%
American Express Co.	123	7,098
Capital One Financial Corp.	144	8,135
DFC Global Corp. (a)	2,000	38,340
Discover Financial Services	1,495	53,760
EZCORP, Inc. (non-vtg.) Class A (a)	16,066	361,485
First Cash Financial Services, Inc. (a)	3,390	135,939
Green Dot Corp. Class A (a)(d)	422	4,406
International Personal Finance PLC	176	773
Nelnet, Inc. Class A	700	16,457
Netspend Holdings, Inc. (a)	1,331	11,713
PT Clipan Finance Indonesia Tbk	338,000	15,209
Regional Management Corp.	11,300	170,517
SLM Corp.	31,765	507,922
		1,331,754
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	350	10,273
DIVERSIFIED FINANCIAL SERVICES - 13.0%
Other Diversified Financial Services - 4.2%
Bank of America Corp.	35,743	262,354
Citigroup, Inc.	151,547	4,111,467
JPMorgan Chase & Co.	50	1,800
		4,375,621
Specialized Finance - 8.8%
BM&F Bovespa SA	1,900	10,663
CBOE Holdings, Inc.	60,875	1,734,938
CME Group, Inc.	59,705	3,111,228
IntercontinentalExchange, Inc. (a)	3,284	430,926
MarketAxess Holdings, Inc.	900	27,198
Moody's Corp.	4,831	195,800
NYSE Euronext	400	10,192
PHH Corp. (a)(d)	79,316	1,285,712
The NASDAQ Stock Market, Inc.	100,649	2,284,732
		9,091,389
TOTAL DIVERSIFIED FINANCIAL SERVICES		13,467,010
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV (a)	1,200	14,653
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.6%
Casinos & Gaming - 0.6%
Boyd Gaming Corp. (a)(d)	94,400	$ 538,080
Las Vegas Sands Corp.	2,627	95,675
MGM Mirage, Inc. (a)	915	8,711
Wynn Resorts Ltd.	71	6,656
		649,122
Hotels, Resorts & Cruise Lines - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	200	10,830
TOTAL HOTELS, RESTAURANTS & LEISURE		659,952
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
M.D.C. Holdings, Inc.	400	12,744
PulteGroup, Inc. (a)	1,400	15,820
		28,564
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Keppel Corp. Ltd.	1,000	8,984
INSURANCE - 12.8%
Insurance Brokers - 0.4%
Aon PLC	300	14,760
Brasil Insurance Participacoes e Administracao SA	16,500	146,142
Marsh & McLennan Companies, Inc.	6,800	225,828
National Financial Partners Corp. (a)	800	11,880
		398,610
Life & Health Insurance - 3.0%
AFLAC, Inc.	204	8,931
Citizens, Inc. Class A (a)	2,100	21,714
CNO Financial Group, Inc.	1,900	15,751
Delta Lloyd NV	800	10,449
FBL Financial Group, Inc. Class A	400	12,380
Lincoln National Corp.	14,800	296,740
MetLife, Inc.	17,035	524,167
Phoenix Companies, Inc. (a)	5,700	9,291
Ping An Insurance Group Co. China Ltd. (H Shares)	3,000	23,541
Prudential Financial, Inc.	43,854	2,117,271
Resolution Ltd.	2,800	9,043
StanCorp Financial Group, Inc.	300	8,928
Symetra Financial Corp.	1,100	12,793
Torchmark Corp.	300	14,925
Unum Group	600	11,334
		3,097,258
Multi-Line Insurance - 1.2%
American International Group, Inc. (a)	14,811	463,140
Assurant, Inc.	8,829	319,698

	Shares	Value
Fairfax Financial Holdings Ltd. (sub. vtg.)	200	$ 75,285
Genworth Financial, Inc. Class A (a)	45,050	227,052
Hartford Financial Services Group, Inc.	3,600	59,220
Loews Corp.	1,900	75,221
Porto Seguro SA	2,200	19,217
		1,238,833
Property & Casualty Insurance - 5.9%
ACE Ltd.	35,540	2,612,190
Allied World Assurance Co. Holdings Ltd.	1,300	98,059
Allstate Corp.	7,400	253,820
Assured Guaranty Ltd.	700	8,386
Axis Capital Holdings Ltd.	9,000	295,740
Berkshire Hathaway, Inc. Class B (a)	149	12,641
Erie Indemnity Co. Class A	163	11,620
Fidelity National Financial, Inc. Class A	715	13,313
First American Financial Corp.	9,900	181,368
The Travelers Companies, Inc.	33,700	2,111,305
W.R. Berkley Corp.	2,500	91,575
XL Group PLC Class A	22,744	469,664
		6,159,681
Reinsurance - 2.3%
Arch Capital Group Ltd. (a)	9,400	364,720
Everest Re Group Ltd.	5,000	508,500
Montpelier Re Holdings Ltd.	700	14,182
Platinum Underwriters Holdings Ltd.	9,300	353,586
RenaissanceRe Holdings Ltd.	7,750	573,423
Swiss Re Ltd.	162	10,180
Validus Holdings Ltd.	16,800	546,504
		2,371,095
TOTAL INSURANCE		13,265,477
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
eBay, Inc. (a)	309	13,689
IT SERVICES - 6.7%
Data Processing & Outsourced Services - 6.7%
Alliance Data Systems Corp. (a)	43	5,590
Cielo SA	480	13,993
Fidelity National Information Services, Inc.	600	18,864
Fiserv, Inc. (a)	233	16,340
Global Cash Access Holdings, Inc. (a)	11,600	74,936
Jack Henry & Associates, Inc.	30,400	1,055,792
Lender Processing Services, Inc.	100	2,467
MoneyGram International, Inc. (a)	700	10,892
Redecard SA	125,710	2,027,482
The Western Union Co.	106,091	1,849,166
Total System Services, Inc.	66,893	1,582,019
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
VeriFone Systems, Inc. (a)	5,705	$ 207,034
Visa, Inc. Class A	100	12,907
		6,877,482
IT Consulting & Other Services - 0.0%
Accenture PLC Class A	200	12,060
Cognizant Technology Solutions Corp. Class A (a)	149	8,459
		20,519
TOTAL IT SERVICES		6,898,001
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Middleby Corp. (a)	500	48,960
MEDIA - 0.0%
Publishing - 0.0%
McGraw-Hill Companies, Inc.	200	9,392
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Equifax, Inc.	370	17,331
IHS, Inc. Class A (a)	75	8,270
		25,601
REAL ESTATE INVESTMENT TRUSTS - 28.1%
Diversified REITs - 0.1%
American Assets Trust, Inc.	4,600	119,600
Vornado Realty Trust	200	16,700
		136,300
Industrial REITs - 0.9%
DCT Industrial Trust, Inc.	33,800	211,588
First Potomac Realty Trust	700	8,113
Prologis, Inc.	20,494	662,571
Stag Industrial, Inc.	1,100	15,906
		898,178
Mortgage REITs - 1.8%
American Capital Agency Corp. (d)	22,375	786,258
American Capital Mortgage Investment Corp.	1,700	41,735
Invesco Mortgage Capital, Inc.	36,200	716,398
Pennymac Mortgage Investment Trust	700	14,749
Two Harbors Investment Corp.	26,400	302,808
		1,861,948
Office REITs - 4.9%
Boston Properties, Inc.	15,900	1,763,310
Corporate Office Properties Trust (SBI)	400	8,904
Douglas Emmett, Inc.	51,312	1,206,345
Highwoods Properties, Inc. (SBI)	13,080	443,020
Kilroy Realty Corp.	3,100	146,754
Lexington Corporate Properties Trust (d)	149,800	1,339,212

	Shares	Value
MPG Office Trust, Inc. (a)(d)	5,300	$ 15,688
SL Green Realty Corp.	1,800	141,750
		5,064,983
Residential REITs - 4.7%
American Campus Communities, Inc.	6,749	321,657
Apartment Investment & Management Co. Class A	10,541	289,140
AvalonBay Communities, Inc.	79	11,620
BRE Properties, Inc.	500	26,340
Camden Property Trust (SBI)	12,850	916,334
Campus Crest Communities, Inc.	1,100	12,056
Colonial Properties Trust (SBI)	33,600	761,040
Equity Lifestyle Properties, Inc.	6,700	481,864
Equity Residential (SBI)	12,400	785,044
Essex Property Trust, Inc.	200	31,472
Home Properties, Inc.	3,000	196,830
Post Properties, Inc.	13,085	675,840
UDR, Inc.	11,348	301,970
		4,811,207
Retail REITs - 1.4%
Federal Realty Investment Trust (SBI)	1,903	206,780
Glimcher Realty Trust	400	4,008
Kimco Realty Corp.	700	13,643
Realty Income Corp.	9,050	372,860
Simon Property Group, Inc.	5,038	808,549
Urstadt Biddle Properties, Inc. Class A	1,300	24,687
		1,430,527
Specialized REITs - 14.3%
American Tower Corp.	300	21,693
Big Yellow Group PLC	764,019	3,737,346
CubeSmart	1,000	11,990
DiamondRock Hospitality Co.	27,200	257,312
HCP, Inc.	74,394	3,512,141
Health Care REIT, Inc.	51,099	3,179,891
Host Hotels & Resorts, Inc.	15,700	230,476
National Health Investors, Inc.	5,400	289,926
Plum Creek Timber Co., Inc.	600	24,354
Potlatch Corp.	1,300	44,993
Public Storage	2,034	302,964
Rayonier, Inc.	13,600	648,584
Sovran Self Storage, Inc.	400	22,840
Strategic Hotel & Resorts, Inc. (a)	147,284	892,541
Sunstone Hotel Investors, Inc. (a)	16,200	162,162
Ventas, Inc.	22,436	1,508,821
Weyerhaeuser Co.	500	11,675
		14,859,709
TOTAL REAL ESTATE INVESTMENT TRUSTS		29,062,852
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Diversified Real Estate Activities - 0.8%
Tejon Ranch Co. (a)	5,964	$ 155,004
The St. Joe Co. (a)(d)	35,468	600,473
		755,477
Real Estate Development - 0.0%
Bukit Sembawang Estates Ltd.	7,000	26,438
Real Estate Operating Companies - 0.1%
BR Malls Participacoes SA	700	8,171
Castellum AB	927	12,452
Forest City Enterprises, Inc. Class A (a)	6,300	88,893
Thomas Properties Group, Inc.	2,262	11,400
		120,916
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	5,987	93,277
Jones Lang LaSalle, Inc.	116	7,736
Kennedy-Wilson Holdings, Inc.	2,000	27,360
		128,373
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,031,204
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	500	5,645
Fair Isaac Corp.	100	4,329
		9,974
SPECIALTY RETAIL - 1.1%
Computer & Electronics Retail - 1.1%
Rent-A-Center, Inc.	32,473	1,154,740
Home Improvement Retail - 0.0%
Home Depot, Inc.	300	15,654
TOTAL SPECIALTY RETAIL		1,170,394
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	500	12,180

	Shares	Value
Brookline Bancorp, Inc., Delaware	800	$ 6,728
Cape Bancorp, Inc. (a)	1,400	12,992
Cheviot Financial Corp.	4,910	42,963
Eagle Bancorp Montana, Inc.	300	3,051
Hudson City Bancorp, Inc.	800	5,080
People's United Financial, Inc.	1,100	12,606
		95,600
TOTAL COMMON STOCKS (Cost $97,877,904)		96,837,284
Money Market Funds - 10.5%

Fidelity Cash Central Fund, 0.17% (b)	5,957,990	5,957,990
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	4,910,355	4,910,355
TOTAL MONEY MARKET FUNDS (Cost $10,868,345)		10,868,345
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $108,746,249)	107,705,629
NET OTHER ASSETS (LIABILITIES) - (3.9)%	(4,067,840)
NET ASSETS - 100%	$ 103,637,789
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,802
Fidelity Securities Lending Cash Central Fund	23,394
Total	$ 30,196
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 96,837,284	$ 96,721,557	$ 115,727	$ -
Money Market Funds	10,868,345	10,868,345	-	-
Total Investments in Securities:	$ 107,705,629	$ 107,589,902	$ 115,727	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.2%
United Kingdom	5.4%
Brazil	3.4%
Bermuda	2.8%
Switzerland	2.7%
Colombia	2.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $4,779,426) - See accompanying schedule: Unaffiliated issuers (cost $97,877,904)	$ 96,837,284
Fidelity Central Funds (cost $10,868,345)	10,868,345
Total Investments (cost $108,746,249)		$ 107,705,629
Foreign currency held at value (cost $5)		5
Receivable for investments sold		4,636,753
Receivable for fund shares sold		83,750
Dividends receivable		73,389
Distributions receivable from Fidelity Central Funds		2,122
Other receivables		38,538
Total assets		112,540,186

Liabilities
Payable for investments purchased	$ 3,683,982
Payable for fund shares redeemed	146,702
Accrued management fee	48,124
Distribution and service plan fees payable	42,084
Other affiliated payables	28,138
Other payables and accrued expenses	43,012
Collateral on securities loaned, at value	4,910,355
Total liabilities		8,902,397

Net Assets		$ 103,637,789
Net Assets consist of:
Paid in capital		$ 193,695,338
Undistributed net investment income		195,946
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,211,093)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,042,402)
Net Assets		$ 103,637,789

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,055,319 ÷ 4,621,936 shares)	$ 10.18

Maximum offering price per share (100/94.25 of $10.18)	$ 10.80
Class T: Net Asset Value and redemption price per share ($24,367,456 ÷ 2,409,711 shares)	$ 10.11

Maximum offering price per share (100/96.50 of $10.11)	$ 10.48
Class B: Net Asset Value and offering price per share ($5,744,554 ÷ 586,962 shares)A	$ 9.79

Class C: Net Asset Value and offering price per share ($20,874,868 ÷ 2,152,059 shares)A	$ 9.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,595,592 ÷ 536,831 shares)	$ 10.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 2,133,434
Income from Fidelity Central Funds		30,196
Total income		2,163,630

Expenses
Management fee	$ 631,666
Transfer agent fees	339,321
Distribution and service plan fees	521,860
Accounting and security lending fees	44,790
Custodian fees and expenses	36,227
Independent trustees' compensation	797
Registration fees	60,638
Audit	52,225
Legal	721
Interest	235
Miscellaneous	1,123
Total expenses before reductions	1,689,603
Expense reductions	(100,487)	1,589,116
Net investment income (loss)		574,514
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,594,502)
Foreign currency transactions	(68,047)
Total net realized gain (loss)		(5,662,549)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,138,170
Assets and liabilities in foreign currencies	(1,253)
Total change in net unrealized appreciation (depreciation)		6,136,917
Net gain (loss)		474,368
Net increase (decrease) in net assets resulting from operations		$ 1,048,882

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 574,514	$ (682,395)
Net realized gain (loss)	(5,662,549)	(942,210)
Change in net unrealized appreciation (depreciation)	6,136,917	(2,518,839)
Net increase (decrease) in net assets resulting from operations	1,048,882	(4,143,444)
Distributions to shareholders from net investment income	(107,549)	-
Share transactions - net increase (decrease)	(27,119,342)	(16,036,954)
Redemption fees	4,119	4,715
Total increase (decrease) in net assets	(26,173,890)	(20,175,683)

Net Assets
Beginning of period	129,811,679	149,987,362
End of period (including undistributed net investment income of $195,946 and accumulated net investment loss of $116,048, respectively)	$ 103,637,789	$ 129,811,679

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 10.35	$ 9.53	$ 13.18	$ 21.02
Income from Investment Operations
Net investment income (loss) C	.07	(.02)	(.01)	.19	.30
Net realized and unrealized gain (loss)	.06	(.27)	.93	(3.58)	(6.41)
Total from investment operations	.13	(.29)	.92	(3.39)	(6.11)
Distributions from net investment income	(.01)	-	(.10)	(.24)	(.27)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	(.01)	-	(.10)	(.26)	(1.73)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.18	$ 10.06	$ 10.35	$ 9.53	$ 13.18
Total Return A, B	1.34%	(2.80)%	9.61%	(25.87)%	(31.67)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.26%	1.27%	1.29%	1.21%
Expenses net of fee waivers, if any	1.28%	1.26%	1.27%	1.29%	1.21%
Expenses net of all reductions	1.20%	1.21%	1.22%	1.28%	1.21%
Net investment income (loss)	.72%	(.24)%	(.09)%	2.12%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,055	$ 63,937	$ 69,723	$ 68,245	$ 90,037
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.01	$ 10.32	$ 9.52	$ 13.14	$ 20.94
Income from Investment Operations
Net investment income (loss) C	.04	(.05)	(.04)	.16	.26
Net realized and unrealized gain (loss)	.06	(.26)	.92	(3.56)	(6.41)
Total from investment operations	.10	(.31)	.88	(3.40)	(6.15)
Distributions from net investment income	- G	-	(.08)	(.20)	(.19)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	- G	-	(.08)	(.22)	(1.65)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.11	$ 10.01	$ 10.32	$ 9.52	$ 13.14
Total Return A, B	1.03%	(3.00)%	9.26%	(26.00)%	(31.85)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.54%	1.52%	1.53%	1.55%	1.47%
Expenses net of fee waivers, if any	1.54%	1.52%	1.53%	1.55%	1.47%
Expenses net of all reductions	1.45%	1.47%	1.47%	1.54%	1.47%
Net investment income (loss)	.46%	(.49)%	(.35)%	1.86%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,367	$ 27,037	$ 33,310	$ 34,927	$ 53,526
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 10.09	$ 9.33	$ 12.85	$ 20.44
Income from Investment Operations
Net investment income (loss) C	- G	(.10)	(.09)	.12	.18
Net realized and unrealized gain (loss)	.06	(.26)	.91	(3.50)	(6.29)
Total from investment operations	.06	(.36)	.82	(3.38)	(6.11)
Distributions from net investment income	-	-	(.06)	(.12)	(.04)
Distributions from net realized gain	-	-	-	(.02)	(1.44)
Total distributions	-	-	(.06)	(.14)	(1.48)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.79	$ 9.73	$ 10.09	$ 9.33	$ 12.85
Total Return A, B	.62%	(3.57)%	8.78%	(26.35)%	(32.21)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of fee waivers, if any	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of all reductions	1.94%	1.96%	1.97%	2.03%	1.96%
Net investment income (loss)	(.03)%	(.98)%	(.85)%	1.38%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,745	$ 7,480	$ 10,992	$ 12,477	$ 20,420
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00	$ 9.25	$ 12.78	$ 20.40
Income from Investment Operations
Net investment income (loss) C	- G	(.10)	(.09)	.12	.17
Net realized and unrealized gain (loss)	.05	(.25)	.90	(3.48)	(6.24)
Total from investment operations	.05	(.35)	.81	(3.36)	(6.07)
Distributions from net investment income	-	-	(.06)	(.15)	(.09)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	-	-	(.06)	(.17)	(1.55)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 9.70	$ 9.65	$ 10.00	$ 9.25	$ 12.78
Total Return A, B	.52%	(3.50)%	8.79%	(26.38)%	(32.18)%
Ratios to Average Net Assets D, F
Expenses before reductions	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of fee waivers, if any	2.03%	2.01%	2.02%	2.04%	1.96%
Expenses net of all reductions	1.94%	1.96%	1.96%	2.03%	1.96%
Net investment income (loss)	(.03)%	(.99)%	(.84)%	1.37%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,875	$ 23,196	$ 30,804	$ 29,849	$ 37,777
Portfolio turnover rate E	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.28	$ 10.55	$ 9.69	$ 13.38	$ 21.32
Income from Investment Operations
Net investment income (loss) B	.10	.01	.02	.21	.36
Net realized and unrealized gain (loss)	.06	(.28)	.95	(3.63)	(6.51)
Total from investment operations	.16	(.27)	.97	(3.42)	(6.15)
Distributions from net investment income	(.02)	-	(.11)	(.25)	(.33)
Distributions from net realized gain	-	-	-	(.02)	(1.46)
Total distributions	(.02)	-	(.11)	(.27)	(1.79)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.42	$ 10.28	$ 10.55	$ 9.69	$ 13.38
Total Return A	1.61%	(2.56)%	9.99%	(25.68)%	(31.47)%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	.96%	.99%	1.04%	.93%
Expenses net of fee waivers, if any	.98%	.96%	.99%	1.04%	.93%
Expenses net of all reductions	.89%	.91%	.94%	1.03%	.92%
Net investment income (loss)	1.02%	.07%	.19%	2.37%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 8,162	$ 5,158	$ 3,797	$ 5,819
Portfolio turnover rate D	441%	260%	254%	269%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,891,913
Gross unrealized depreciation	(7,459,553)
Net unrealized appreciation (depreciation) on securities and other investments	$ (3,567,640)

Tax Cost	$ 111,273,269

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 195,956
Capital loss carryforward	$ (83,462,006)
Net unrealized appreciation (depreciation)	$ (3,569,422)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (55,672,202)
2018	(23,251,884)
2019	(450,657)
Total with expiration	(79,374,743)
No expiration
Long-term	(4,087,263)
Total no expiration	(4,087,263)
Total capital loss carryforward	$ (83,462,006)

The Fund intends to elect to defer to its fiscal year ending July 31, 2013 approximately $3,222,067 of capital losses recognized during the period November 1, 2011 to July 31, 2012.

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 107,549	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $485,785,212 and $516,640,857, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 141,129	$ 21,140
Class T	.25%	.25%	118,800	472
Class B	.75%	.25%	61,047	45,809
Class C	.75%	.25%	200,884	23,893
			$ 521,860	$ 91,314

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,284
Class T	5,208
Class B*	12,843
Class C*	1,842
$ 74,177

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 169,930.30
Class T	73,838.31
Class B	18,390.30
Class C	60,523.30
Institutional Class	16,640.25
	$ 339,321

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,761 for the period.

Annual Report

Fidelity Advisor Financial Services Fund

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $327 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,394, including $9 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $13,000,000. The weighted average interest rate was .65%. The interest expense amounted to $235 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $100,487 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 83,840	$ -
Class T	7,542	-
Institutional Class	16,167	-
Total	$ 107,549	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,565,665	2,161,457	$ 14,397,253	$ 22,928,387
Reinvestment of distributions	8,251	-	73,682	-
Shares redeemed	(3,304,887)	(2,543,428)	(32,600,547)	(27,053,427)
Net increase (decrease)	(1,730,971)	(381,971)	$ (18,129,612)	$ (4,125,040)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class T
Shares sold	376,369	432,428	$ 3,652,534	$ 4,608,539
Reinvestment of distributions	806	-	7,158	-
Shares redeemed	(668,164)	(958,085)	(6,208,120)	(10,097,220)
Net increase (decrease)	(290,989)	(525,657)	$ (2,548,428)	$ (5,488,681)
Class B
Shares sold	18,960	48,520	$ 183,629	$ 510,105
Shares redeemed	(200,436)	(369,736)	(1,817,467)	(3,763,785)
Net increase (decrease)	(181,476)	(321,216)	$ (1,633,838)	$ (3,253,680)
Class C
Shares sold	373,577	446,364	$ 3,534,293	$ 4,631,347
Shares redeemed	(625,998)	(1,122,959)	(5,580,570)	(11,383,791)
Net increase (decrease)	(252,421)	(676,595)	$ (2,046,277)	$ (6,752,444)
Institutional Class
Shares sold	366,163	691,657	$ 3,659,590	$ 7,779,752
Reinvestment of distributions	1,570	-	14,317	-
Shares redeemed	(624,705)	(387,007)	(6,435,094)	(4,196,861)
Net increase (decrease)	(256,972)	304,650	$ (2,761,187)	$ 3,582,891

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.91%	6.37%	8.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Health Care Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Eddie Yoon, Portfolio Manager of Fidelity Advisor® Health Care Fund: For the year, the fund's Institutional Class shares gained 7.91%, trailing the 14.50% gain of the MSCI® U.S. IM Health Care 25/50 Index and the broadly based S&P 500®. Versus the MSCI index, weak stock picks and a significant underweighting in the strong pharmaceuticals industry - by far the index's largest component - hurt the most. A less-than-index stake in a slew of large-cap pharma firms, such as index heavyweights Pfizer, Abbott Laboratories - since sold from the fund - and Merck, detracted. Positioning in managed health care, including a stake in both Health Net and Humana, and health care equipment also nicked results. Foreign holdings also hurt, due in part to a stronger U.S. dollar. Conversely, a decision to significantly overweight biotechnology stocks-the best-performing area in the benchmark - was rewarded, due largely to a flurry of merger-and-acquisition activity that lifted the group overall. The fund's top individual contributor was a small non-index stake in Inhibitex, whose shares rose in January on a takeover bid by Bristol-Meyers Squibb. I sold the stock shortly after. Shares of Amgen and Alexion Pharmaceuticals also were additive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 1,056.90	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.42%
Actual		$ 1,000.00	$ 1,055.40	$ 7.26
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.12
Class B	1.93%
Actual		$ 1,000.00	$ 1,052.80	$ 9.85
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.88%
Actual		$ 1,000.00	$ 1,052.90	$ 9.60
HypotheticalA		$ 1,000.00	$ 1,015.51	$ 9.42
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,058.70	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.49	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Health Care Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	7.6	6.7
Pfizer, Inc.	7.5	0.5
Merck & Co., Inc.	5.3	3.9
Gilead Sciences, Inc.	4.9	4.1
UnitedHealth Group, Inc.	4.8	4.1
Eli Lilly & Co.	3.9	1.3
Catamaran Corp.	3.2	1.1
Johnson & Johnson	3.1	0.0
Watson Pharmaceuticals, Inc.	2.9	1.0
Biogen Idec, Inc.	2.3	2.7
	45.5
Top Industries (% of fund's net assets)
As of July 31, 2012
Pharmaceuticals	30.5%
Biotechnology	28.6%
Health Care Providers & Services	21.7%
Health Care Equipment & Supplies	8.9%
Health Care Technology	3.5%
All Others*	6.8%

As of January 31, 2012
Health Care Providers & Services	31.5%
Biotechnology	26.8%
Pharmaceuticals	19.0%
Health Care Equipment & Supplies	12.8%
Food & Staples Retailing	2.1%
All Others*	7.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Health Care Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
BIOTECHNOLOGY - 28.6%
Biotechnology - 28.6%
Achillion Pharmaceuticals, Inc. (a)(d)	210,600	$ 1,394,172
Acorda Therapeutics, Inc. (a)	64,527	1,553,165
Alexion Pharmaceuticals, Inc. (a)	19,271	2,020,564
AMAG Pharmaceuticals, Inc. (a)	32,589	504,478
Amgen, Inc.	448,365	37,034,947
ARIAD Pharmaceuticals, Inc. (a)	141,600	2,708,808
AVEO Pharmaceuticals, Inc. (a)(d)	117,282	1,536,395
Biogen Idec, Inc. (a)	75,783	11,051,435
BioMarin Pharmaceutical, Inc. (a)	225,141	8,845,790
Biovitrum AB (a)	262,300	917,962
Discovery Laboratories, Inc. (a)(d)	370,419	937,160
Dynavax Technologies Corp. (a)	822,100	3,173,306
Gilead Sciences, Inc. (a)	434,467	23,604,592
Grifols SA ADR (d)	152,150	3,395,988
Infinity Pharmaceuticals, Inc. (a)	109,600	1,913,616
Lexicon Pharmaceuticals, Inc. (a)	390,000	943,800
Medivation, Inc. (a)	52,170	5,201,349
Merrimack Pharmaceuticals, Inc.	8,300	66,151
Merrimack Pharmaceuticals, Inc. (e)	80,373	576,516
Momenta Pharmaceuticals, Inc. (a)	65,500	931,410
Neurocrine Biosciences, Inc. (a)	197,518	1,501,137
NPS Pharmaceuticals, Inc. (a)	212,800	1,640,688
Onyx Pharmaceuticals, Inc. (a)	45,100	3,381,147
Progenics Pharmaceuticals, Inc. (a)	66,100	344,381
Rigel Pharmaceuticals, Inc. (a)	100,000	1,094,000
Seattle Genetics, Inc. (a)(d)	87,857	2,298,339
Spectrum Pharmaceuticals, Inc. (a)	111,000	1,552,890
Synageva BioPharma Corp. (a)	95,900	4,800,754
Targacept, Inc. (a)	217,115	937,937
Theravance, Inc. (a)(d)	120,100	3,498,513
Thrombogenics NV (a)	45,100	1,455,530
United Therapeutics Corp. (a)	60,904	3,336,321
Vertex Pharmaceuticals, Inc. (a)	65,700	3,187,107
Vical, Inc. (a)	279,000	965,340
ZIOPHARM Oncology, Inc. (a)	105,600	594,528
		138,900,216
DIVERSIFIED CONSUMER SERVICES - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc.	221,955	1,793,396
FOOD & STAPLES RETAILING - 1.4%
Drug Retail - 1.4%
CVS Caremark Corp.	91,900	4,158,475
Drogasil SA	214,800	2,452,821
		6,611,296
HEALTH CARE EQUIPMENT & SUPPLIES - 8.9%
Health Care Equipment - 7.9%
Boston Scientific Corp. (a)	1,840,501	9,515,390

	Shares	Value
C.R. Bard, Inc.	65,000	$ 6,321,900
Conceptus, Inc. (a)	79,600	1,478,968
CONMED Corp.	56,000	1,536,640
Covidien PLC	65,196	3,643,152
Genmark Diagnostics, Inc. (a)	11,000	62,150
HeartWare International, Inc. (a)	42,000	3,750,180
Hill-Rom Holdings, Inc.	58,993	1,542,667
Insulet Corp. (a)	114,200	2,233,752
Opto Circuits India Ltd.	278,968	772,484
Volcano Corp. (a)	65,900	1,743,055
William Demant Holding A/S (a)	19,063	1,801,295
Wright Medical Group, Inc. (a)	128,234	2,390,282
Zeltiq Aesthetics, Inc.	205,900	1,058,326
Zimmer Holdings, Inc.	13,200	777,876
		38,628,117
Health Care Supplies - 1.0%
The Cooper Companies, Inc.	65,050	4,895,663
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		43,523,780
HEALTH CARE PROVIDERS & SERVICES - 21.7%
Health Care Distributors & Services - 0.9%
Amplifon SpA	365,025	1,358,159
McKesson Corp.	32,820	2,977,759
		4,335,918
Health Care Facilities - 1.9%
Brookdale Senior Living, Inc. (a)	173,672	2,858,641
Emeritus Corp. (a)	97,675	1,655,591
Hanger, Inc. (a)	65,665	1,692,187
LCA-Vision, Inc. (a)	196,700	694,351
Sunrise Senior Living, Inc. (a)(d)	367,909	2,457,632
		9,358,402
Health Care Services - 9.4%
Accretive Health, Inc. (a)	124,845	1,695,395
Catamaran Corp. (a)	180,446	15,326,709
Express Scripts Holding Co. (a)	92,856	5,380,077
Fresenius Medical Care AG & Co. KGaA	61,213	4,424,960
HMS Holdings Corp. (a)	87,400	3,007,434
MEDNAX, Inc. (a)	113,500	7,505,755
Omnicare, Inc.	71,426	2,243,491
Quest Diagnostics, Inc.	109,248	6,383,361
		45,967,182
Managed Health Care - 9.5%
Aetna, Inc.	130,500	4,705,830
Centene Corp. (a)	42,300	1,609,092
CIGNA Corp.	70,300	2,831,684
Health Net, Inc. (a)	217,100	4,780,542
Humana, Inc.	77,926	4,800,242
UnitedHealth Group, Inc.	455,523	23,272,670
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - continued
Universal American Spin Corp. (a)	66,000	$ 591,360
WellPoint, Inc.	64,600	3,442,534
		46,033,954
TOTAL HEALTH CARE PROVIDERS & SERVICES		105,695,456
HEALTH CARE TECHNOLOGY - 3.0%
Health Care Technology - 3.0%
athenahealth, Inc. (a)	49,000	4,483,500
Cerner Corp. (a)	118,400	8,752,128
HealthStream, Inc. (a)	49,100	1,371,854
		14,607,482
IT SERVICES - 0.7%
IT Consulting & Other Services - 0.7%
Maximus, Inc.	63,190	3,191,095
LIFE SCIENCES TOOLS & SERVICES - 0.7%
Life Sciences Tools & Services - 0.7%
Furiex Pharmaceuticals, Inc. (a)	52,200	1,003,284
Illumina, Inc. (a)(d)	57,471	2,383,322
		3,386,606
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Prestige Brands Holdings, Inc. (a)	171,172	2,808,933
PHARMACEUTICALS - 30.5%
Pharmaceuticals - 30.5%
Cadence Pharmaceuticals, Inc. (a)(d)	307,762	1,304,911
Elan Corp. PLC sponsored ADR (a)	317,500	3,667,125
Eli Lilly & Co.	429,600	18,915,288
Endo Pharmaceuticals Holdings, Inc. (a)	129,900	3,861,927
Hi-Tech Pharmacal Co., Inc. (a)	10,100	347,036
Johnson & Johnson	217,200	15,034,584
Meda AB (A Shares)	216,600	2,052,726
Merck & Co., Inc.	586,095	25,887,816
Optimer Pharmaceuticals, Inc. (a)(d)	171,954	2,348,892
Pacira Pharmaceuticals, Inc. (a)	54,500	834,395
Pfizer, Inc.	1,519,488	36,528,492
Shire PLC sponsored ADR	86,700	7,471,806
UCB SA	39,200	1,965,923
Valeant Pharmaceuticals International, Inc. (Canada) (a)	162,804	7,759,915
ViroPharma, Inc. (a)	241,100	5,234,281
Watson Pharmaceuticals, Inc. (a)	178,440	13,887,985
XenoPort, Inc. (a)	139,500	1,099,260
		148,202,362

	Shares	Value
PROFESSIONAL SERVICES - 1.2%
Research & Consulting Services - 1.2%
Advisory Board Co. (a)	60,500	$ 2,721,895
Qualicorp SA (a)	349,000	3,108,164
		5,830,059
SOFTWARE - 0.4%
Application Software - 0.4%
Nuance Communications, Inc. (a)	97,700	1,988,195
TOTAL COMMON STOCKS (Cost $407,645,739)		476,538,876
Convertible Preferred Stocks - 0.5%

HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Castlight Health, Inc. Series D (a)(e) (Cost $2,033,113)	336,800	2,357,600
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.17% (b)	12,320,233	12,320,233
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	14,089,821	14,089,821
TOTAL MONEY MARKET FUNDS (Cost $26,410,054)		26,410,054
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $436,088,906)	505,306,530
NET OTHER ASSETS (LIABILITIES) - (4.0)%	(19,247,900)
NET ASSETS - 100%	$ 486,058,630
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,934,116 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Castlight Health, Inc. Series D	4/25/12	$ 2,033,113
Merrimack Pharmaceuticals, Inc.	3/31/11	$ 562,611
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,858
Fidelity Securities Lending Cash Central Fund	105,759
Total	$ 128,617
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 476,538,876	$ 471,537,400	$ 5,001,476	$ -
Convertible Preferred Stocks	2,357,600	-	-	2,357,600
Money Market Funds	26,410,054	26,410,054	-	-
Total Investments in Securities:	$ 505,306,530	$ 497,947,454	$ 5,001,476	$ 2,357,600
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	87.4%
Canada	4.8%
Bailiwick of Jersey	1.5%
Ireland	1.4%
Brazil	1.1%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $13,556,580) - See accompanying schedule: Unaffiliated issuers (cost $409,678,852)	$ 478,896,476
Fidelity Central Funds (cost $26,410,054)	26,410,054
Total Investments (cost $436,088,906)		$ 505,306,530
Receivable for investments sold		6,800,694
Receivable for fund shares sold		338,012
Dividends receivable		56,993
Distributions receivable from Fidelity Central Funds		14,622
Other receivables		11,257
Total assets		512,528,108

Liabilities
Payable for investments purchased	$ 10,132,067
Payable for fund shares redeemed	1,670,121
Accrued management fee	228,342
Distribution and service plan fees payable	178,054
Other affiliated payables	127,434
Other payables and accrued expenses	43,639
Collateral on securities loaned, at value	14,089,821
Total liabilities		26,469,478

Net Assets		$ 486,058,630
Net Assets consist of:
Paid in capital		$ 379,366,668
Accumulated net investment loss		(849,653)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		38,324,765
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		69,216,850
Net Assets		$ 486,058,630

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($233,187,940 ÷ 9,577,063 shares)	$ 24.35

Maximum offering price per share (100/94.25 of $24.35)	$ 25.84
Class T: Net Asset Value and redemption price per share ($117,968,719 ÷ 5,037,302 shares)	$ 23.42

Maximum offering price per share (100/96.50 of $23.42)	$ 24.27
Class B: Net Asset Value and offering price per share ($15,402,854 ÷ 714,828 shares)A	$ 21.55

Class C: Net Asset Value and offering price per share ($78,762,566 ÷ 3,661,365 shares)A	$ 21.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($40,736,551 ÷ 1,591,486 shares)	$ 25.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 4,419,501
Income from Fidelity Central Funds		128,617
Total income		4,548,118

Expenses
Management fee	$ 2,536,733
Transfer agent fees	1,310,614
Distribution and service plan fees	2,008,334
Accounting and security lending fees	179,978
Custodian fees and expenses	32,460
Independent trustees' compensation	3,058
Registration fees	81,929
Audit	51,857
Legal	2,274
Miscellaneous	4,278
Total expenses before reductions	6,211,515
Expense reductions	(38,395)	6,173,120
Net investment income (loss)		(1,625,002)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,656,991
Foreign currency transactions	(91,386)
Total net realized gain (loss)		42,565,605
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,611,030)
Assets and liabilities in foreign currencies	(5,294)
Total change in net unrealized appreciation (depreciation)		(11,616,324)
Net gain (loss)		30,949,281
Net increase (decrease) in net assets resulting from operations		$ 29,324,279

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,625,002)	$ (2,816,326)
Net realized gain (loss)	42,565,605	84,545,757
Change in net unrealized appreciation (depreciation)	(11,616,324)	41,597,148
Net increase (decrease) in net assets resulting from operations	29,324,279	123,326,579
Distributions to shareholders from net realized gain	(49,973,824)	-
Share transactions - net increase (decrease)	14,972,155	(10,714,611)
Redemption fees	69,585	9,972
Total increase (decrease) in net assets	(5,607,805)	112,621,940

Net Assets
Beginning of period	491,666,435	379,044,495
End of period (including accumulated net investment loss of $849,653 and accumulated net investment loss of $43,728, respectively)	$ 486,058,630	$ 491,666,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.60	$ 19.01	$ 17.15	$ 19.72	$ 22.90
Income from Investment Operations
Net investment income (loss) C	(.04)	(.10)	(.07)	.02	(.03)
Net realized and unrealized gain (loss)	1.43	6.69	1.93	(2.22)	(1.08)
Total from investment operations	1.39	6.59	1.86	(2.20)	(1.11)
Distributions from net realized gain	(2.64)	-	-	(.37)	(2.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.35	$ 25.60	$ 19.01	$ 17.15	$ 19.72
Total Return A, B	7.58%	34.67%	10.85%	(11.37)%	(5.64)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.19%	1.22%	1.23%	1.20%
Expenses net of fee waivers, if any	1.19%	1.19%	1.22%	1.23%	1.20%
Expenses net of all reductions	1.18%	1.18%	1.21%	1.23%	1.19%
Net investment income (loss)	(.18)%	(.43)%	(.36)%	.11%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 233,188	$ 224,704	$ 179,586	$ 177,890	$ 220,888
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.80	$ 18.46	$ 16.69	$ 19.26	$ 22.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.16)	(.12)	(.02)	(.08)
Net realized and unrealized gain (loss)	1.35	6.50	1.89	(2.18)	(1.06)
Total from investment operations	1.26	6.34	1.77	(2.20)	(1.14)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.99)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 23.42	$ 24.80	$ 18.46	$ 16.69	$ 19.26
Total Return A, B	7.27%	34.34%	10.61%	(11.65)%	(5.86)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.47%	1.49%	1.46%
Expenses net of fee waivers, if any	1.43%	1.44%	1.47%	1.49%	1.46%
Expenses net of all reductions	1.43%	1.43%	1.46%	1.49%	1.45%
Net investment income (loss)	(.42)%	(.69)%	(.62)%	(.15)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,969	$ 123,606	$ 100,883	$ 103,772	$ 143,237
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 17.32	$ 15.74	$ 18.27	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.19)	(.25)	(.20)	(.09)	(.18)
Net realized and unrealized gain (loss)	1.23	6.08	1.78	(2.07)	(.99)
Total from investment operations	1.04	5.83	1.58	(2.16)	(1.17)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.55	$ 23.15	$ 17.32	$ 15.74	$ 18.27
Total Return A, B	6.78%	33.66%	10.04%	(12.07)%	(6.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.97%	1.98%	1.95%
Expenses net of fee waivers, if any	1.94%	1.94%	1.97%	1.98%	1.95%
Expenses net of all reductions	1.93%	1.93%	1.96%	1.98%	1.94%
Net investment income (loss)	(.93)%	(1.19)%	(1.11)%	(.64)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,403	$ 20,365	$ 23,543	$ 29,381	$ 55,589
Portfolio turnover rate E	124%	125%	103%	172%	134%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 17.29	$ 15.70	$ 18.23	$ 21.29
Income from Investment Operations
Net investment income (loss) C	(.18)	(.24)	(.19)	(.09)	(.17)
Net realized and unrealized gain (loss)	1.22	6.06	1.78	(2.07)	(1.00)
Total from investment operations	1.04	5.82	1.59	(2.16)	(1.17)
Distributions from net realized gain	(2.64)	-	-	(.37)	(1.89)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.51	$ 23.11	$ 17.29	$ 15.70	$ 18.23
Total Return A, B	6.80%	33.66%	10.13%	(12.09)%	(6.31)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.90%	1.90%	1.94%	1.98%	1.94%
Expenses net of fee waivers, if any	1.90%	1.90%	1.94%	1.98%	1.94%
Expenses net of all reductions	1.89%	1.89%	1.93%	1.98%	1.94%
Net investment income (loss)	(.89)%	(1.15)%	(1.08)%	(.64)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,763	$ 77,749	$ 60,861	$ 64,002	$ 83,133
Portfolio turnover rate E	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 19.77	$ 17.78	$ 20.39	$ 23.62
Income from Investment Operations
Net investment income (loss) B	.03	(.03)	(.02)	.06	.03
Net realized and unrealized gain (loss)	1.52	6.95	2.01	(2.30)	(1.12)
Total from investment operations	1.55	6.92	1.99	(2.24)	(1.09)
Distributions from net realized gain	(2.64)	-	-	(.37)	(2.14)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 25.60	$ 26.69	$ 19.77	$ 17.78	$ 20.39
Total Return A	7.91%	35.00%	11.19%	(11.19)%	(5.36)%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.89%	.96%	.98%	.93%
Expenses net of fee waivers, if any	.89%	.89%	.96%	.98%	.93%
Expenses net of all reductions	.88%	.88%	.95%	.98%	.92%
Net investment income (loss)	.12%	(.13)%	(.10)%	.36%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,737	$ 45,243	$ 14,172	$ 13,452	$ 18,825
Portfolio turnover rate D	124%	125%	103%	172%	134%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 86,591,704
Gross unrealized depreciation	(18,346,447)
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,245,257

Tax Cost	$ 437,061,273

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 39,297,133
Net unrealized appreciation (depreciation)	$ 68,244,483

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Long-term Capital Gains	$ 49,973,824	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $554,995,838 and $588,629,052, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 537,320	$ 1,123
Class T	.25%	.25%	569,064	890
Class B	.75%	.25%	167,239	125,852
Class C	.75%	.25%	734,711	48,788
			$ 2,008,334	$ 176,653

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,936
Class T	17,051
Class B*	14,725
Class C*	3,070
$ 89,782

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 640,462.30
Class T	338,721.30
Class B	50,327.30
Class C	190,872.26
Institutional Class	90,232.26
	$ 1,310,614

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,183 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,284 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Fidelity Advisor Health Care Fund

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $105,759, including $1,420 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,372 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $23.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net realized gain
Class A	$ 22,638,273	$ -
Class T	12,838,928	-
Class B	2,229,080	-
Class C	8,852,071	-
Institutional Class	3,415,472	-
Total	$ 49,973,824	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	2,109,585	2,257,884	$ 48,063,125	$ 55,506,569
Reinvestment of distributions	974,579	-	19,679,030	-
Shares redeemed	(2,283,119)	(2,927,010)	(51,867,480)	(69,236,135)
Net increase (decrease)	801,045	(669,126)	$ 15,874,675	$ (13,729,566)
Class T
Shares sold	517,207	610,720	$ 11,288,178	$ 14,273,371
Reinvestment of distributions	626,615	-	12,200,296	-
Shares redeemed	(1,091,618)	(1,090,770)	(23,806,614)	(24,737,327)
Net increase (decrease)	52,204	(480,050)	$ (318,140)	$ (10,463,956)
Class B
Shares sold	73,881	46,091	$ 1,480,151	$ 1,030,863
Reinvestment of distributions	107,208	-	1,929,279	-
Shares redeemed	(345,800)	(525,569)	(6,952,570)	(10,871,447)
Net increase (decrease)	(164,711)	(479,478)	$ (3,543,140)	$ (9,840,584)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class C
Shares sold	610,790	524,474	$ 12,332,347	$ 11,843,311
Reinvestment of distributions	406,182	-	7,293,865	-
Shares redeemed	(719,664)	(681,222)	(14,281,889)	(14,258,065)
Net increase (decrease)	297,308	(156,748)	$ 5,344,323	$ (2,414,754)
Institutional Class
Shares sold	969,515	1,277,086	$ 23,079,181	$ 33,336,034
Reinvestment of distributions	134,306	-	2,842,866	-
Shares redeemed	(1,207,175)	(299,253)	(28,307,610)	(7,601,785)
Net increase (decrease)	(103,354)	977,833	$ (2,385,563)	$ 25,734,249

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	3.72%	3.50%	11.26%

A Prior to October 1, 2006, Fidelity Advisor Industrials Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Industrials Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Industrials Fund: For the year, the fund's Institutional Class shares returned 3.72%, trailing the 5.07% gain of the MSCI® U.S. IM Industrials 25/50 Index and also lagging the S&P 500®. Versus the MSCI index, overweighting the construction/engineering group worked against relative performance, as did stock picking in trading companies/distributors and building products. A modest cash position hampered results as well. Shares of GrafTech International, a maker of graphite electrodes used in steel mini-mills, performed poorly, suffering from tepid overall demand for steel that caused the company to lower its first-quarter and fiscal 2012 earnings estimates. Our stake in India-based Jain Irrigation Systems also suffered a significant decline in value during the period. In my view, it was more due to adverse credit and market conditions than deterioration in company fundamentals. That said, I sold this stock during the period. Similarly, Italy-based Fiat Industrial, a manufacturer of trucks and tractors, suffered because of investor anxiety over that nation's debt woes. Jain Irrigation Systems and Fiat Industrial were out-of-benchmark positions. Building products maker Owens Corning also detracted, as a relatively benign storm season and higher raw materials costs trumped signs of recovery in the housing market. Further curbing our results was a sizable overweighting in Foster Wheeler, a construction/engineering firm specializing in large projects for companies in the energy and power industries. I liquidated this position. Lastly, the fund's foreign investments hurt, driven in part by a stronger U.S. dollar. Conversely, stock selection and an underweighting in the aerospace and defense group jointly were a significant positive factor. Within that segment, I continued to emphasize commercial aerospace stocks and underweight defense shares. One individual standout was aerospace components supplier Goodrich, the fund's top relative contributor. The stock surged higher in September 2011 after the company received a lucrative takeover bid from United Technologies, and I sold Goodrich during the period to lock in profits. A large underweighting in index heavyweight Caterpillar - which also was not held at period end - was timely. As we entered 2012, expectations for Cat were high, and I thought the company's exposure to decelerating emerging markets might limit the stock's upside potential. This analysis turned out to be on target. Strategic information provider IHS saw its shares advance smartly amid upwardly revised earnings and revenue guidance during the period. Heavily overweighting building products supplier Armstrong World Industries early in the period, when its stock was strong, also bolstered performance. I sold Armstrong in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.12%
Actual		$ 1,000.00	$ 1,000.40	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.29	$ 5.62
Class T	1.38%
Actual		$ 1,000.00	$ 999.20	$ 6.86
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.92
Class B	1.93%
Actual		$ 1,000.00	$ 996.30	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.87%
Actual		$ 1,000.00	$ 996.70	$ 9.28
HypotheticalA		$ 1,000.00	$ 1,015.56	$ 9.37
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,001.80	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,020.69	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Industrials Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	15.0	11.7
United Technologies Corp.	6.0	6.1
3M Co.	4.7	3.8
Danaher Corp.	3.9	3.9
Union Pacific Corp.	3.8	3.8
Honeywell International, Inc.	3.4	3.1
Cummins, Inc.	3.2	3.0
Tyco International Ltd.	2.5	2.3
Emerson Electric Co.	2.4	3.3
Textron, Inc.	2.4	2.1
	47.3
Top Industries (% of fund's net assets)
As of July 31, 2012
Industrial Conglomerates	27.0%
Machinery	19.1%
Aerospace & Defense	13.9%
Electrical Equipment	7.6%
Road & Rail	7.4%
All Others*	25.0%

As of January 31, 2012
Industrial Conglomerates	22.4%
Machinery	19.9%
Aerospace & Defense	12.9%
Electrical Equipment	11.4%
Road & Rail	7.0%
All Others*	26.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Industrials Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
AEROSPACE & DEFENSE - 13.8%
Aerospace & Defense - 13.8%
Esterline Technologies Corp. (a)	38,317	$ 2,249,974
Honeywell International, Inc.	228,312	13,253,512
Rockwell Collins, Inc.	51,097	2,583,975
Teledyne Technologies, Inc. (a)	44,900	2,797,270
Textron, Inc.	351,618	9,159,649
United Technologies Corp.	307,658	22,902,062
		52,946,442
AIR FREIGHT & LOGISTICS - 2.4%
Air Freight & Logistics - 2.4%
United Parcel Service, Inc. Class B	120,222	9,089,985
BUILDING PRODUCTS - 1.1%
Building Products - 1.1%
Owens Corning (a)	159,686	4,289,166
COMMERCIAL SERVICES & SUPPLIES - 2.7%
Diversified Support Services - 0.3%
Aggreko PLC	29,500	944,457
Copart, Inc. (a)	5,100	121,176
		1,065,633
Environmental & Facility Services - 1.5%
Republic Services, Inc.	198,565	5,744,485
Office Services & Supplies - 0.4%
Mine Safety Appliances Co.	44,211	1,517,322
Security & Alarm Services - 0.5%
Corrections Corp. of America	67,101	2,085,499
TOTAL COMMERCIAL SERVICES & SUPPLIES		10,412,939
CONSTRUCTION & ENGINEERING - 4.5%
Construction & Engineering - 4.5%
AECOM Technology Corp. (a)	249,768	4,048,739
EMCOR Group, Inc.	164,559	4,332,838
Jacobs Engineering Group, Inc. (a)	131,587	5,075,311
MasTec, Inc. (a)	71,998	1,149,088
Quanta Services, Inc. (a)	120,350	2,766,847
		17,372,823
ELECTRICAL EQUIPMENT - 7.6%
Electrical Components & Equipment - 7.6%
AMETEK, Inc.	198,600	6,156,600
Emerson Electric Co.	197,171	9,418,859
GrafTech International Ltd. (a)	238,900	2,496,505
Hubbell, Inc. Class B	60,231	4,955,807
Prysmian SpA	126,076	2,027,470
Regal-Beloit Corp.	67,617	4,352,506
		29,407,747

	Shares	Value
INDUSTRIAL CONGLOMERATES - 27.0%
Industrial Conglomerates - 27.0%
3M Co.	195,961	$ 17,877,522
Carlisle Companies, Inc.	69,494	3,508,752
Danaher Corp.	286,682	15,139,676
General Electric Co.	2,772,584	57,531,119
Tyco International Ltd.	177,514	9,752,619
		103,809,688
MACHINERY - 19.1%
Construction & Farm Machinery & Heavy Trucks - 6.0%
Cummins, Inc.	128,654	12,337,919
Deere & Co.	65,000	4,993,300
Fiat Industrial SpA	101,600	1,000,069
Manitowoc Co., Inc. (d)	397,464	4,769,568
		23,100,856
Industrial Machinery - 13.1%
Actuant Corp. Class A	85,160	2,423,654
Dover Corp.	78,640	4,283,521
Flowserve Corp.	29,600	3,551,408
Graco, Inc.	77,426	3,552,305
Illinois Tool Works, Inc.	156,629	8,511,220
Ingersoll-Rand PLC	114,947	4,874,902
Pall Corp.	78,861	4,211,966
Parker Hannifin Corp.	74,642	5,995,245
SPX Corp.	27,100	1,645,512
Timken Co.	63,312	2,291,894
TriMas Corp. (a)	182,602	3,969,767
Valmont Industries, Inc.	40,322	4,995,089
		50,306,483
TOTAL MACHINERY		73,407,339
MARINE - 0.5%
Marine - 0.5%
Kirby Corp. (a)	36,425	1,922,147
PROFESSIONAL SERVICES - 5.1%
Human Resource & Employment Services - 1.9%
Manpower, Inc.	75,801	2,697,000
Towers Watson & Co.	82,599	4,842,779
		7,539,779
Research & Consulting Services - 3.2%
Bureau Veritas SA	32,375	2,863,282
Dun & Bradstreet Corp.	39,376	3,157,561
IHS, Inc. Class A (a)	48,574	5,356,255
Nielsen Holdings B.V. (a)	30,700	874,950
		12,252,048
TOTAL PROFESSIONAL SERVICES		19,791,827
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 7.4%
Railroads - 6.4%
CSX Corp.	329,998	$ 7,570,154
Genesee & Wyoming, Inc. Class A (a)	42,999	2,668,518
Union Pacific Corp.	118,352	14,511,139
		24,749,811
Trucking - 1.0%
J.B. Hunt Transport Services, Inc.	56,411	3,103,733
Quality Distribution, Inc. (a)	51,256	517,686
		3,621,419
TOTAL ROAD & RAIL		28,371,230
TRADING COMPANIES & DISTRIBUTORS - 2.6%
Trading Companies & Distributors - 2.6%
W.W. Grainger, Inc.	16,800	3,441,144
Watsco, Inc.	46,300	3,145,622
WESCO International, Inc. (a)	63,484	3,536,694
		10,123,460
TRANSPORTATION INFRASTRUCTURE - 0.4%
Airport Services - 0.4%
Wesco Aircraft Holdings, Inc. (a)	128,140	1,710,669
TOTAL COMMON STOCKS (Cost $320,914,536)		362,655,462
Convertible Preferred Stocks - 0.1%

AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50% (Cost $405,000)	8,100	427,275
Convertible Bonds - 0.5%
	Principal Amount
BUILDING PRODUCTS - 0.5%
Building Products - 0.5%
Aspen Aerogels, Inc.:
8% 6/1/14 (f)	$ 1,041,431	1,041,431
8% 12/6/14 (f)	850,700	850,700
8% 12/6/14 (f)	182,200	182,200
TOTAL CONVERTIBLE BONDS (Cost $2,074,332)		2,074,331
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 0.08% 8/23/12 (e) (Cost $269,986)	270,000	269,991
Money Market Funds - 6.1%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (b)	22,495,521	$ 22,495,521
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	1,087,800	1,087,800
TOTAL MONEY MARKET FUNDS (Cost $23,583,321)		23,583,321
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $347,247,175)	389,010,380
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(3,821,377)
NET ASSETS - 100%	$ 385,189,003
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
120 CME E-mini Industrial Select Sector Index Contracts	Sept. 2012	$ 4,274,400	$ 195,061

The face value of futures purchased as a percentage of net assets is 1.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $269,991.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,074,331 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,041,431
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11 - 6/12/12	$ 1,032,900
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,137
Fidelity Securities Lending Cash Central Fund	30,165
Total	$ 46,302
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 362,655,462	$ 362,655,462	$ -	$ -
Convertible Preferred Stocks	427,275	427,275	-	-
Convertible Bonds	2,074,331	-	-	2,074,331
U.S. Treasury Obligations	269,991	-	269,991	-
Money Market Funds	23,583,321	23,583,321	-	-
Total Investments in Securities:	$ 389,010,380	$ 386,666,058	$ 269,991	$ 2,074,331
Derivative Instruments:
Assets
Futures Contracts	$ 195,061	$ 195,061	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 195,061	$ -
Total Value of Derivatives	$ 195,061	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,065,600) - See accompanying schedule: Unaffiliated issuers (cost $323,663,854)	$ 365,427,059
Fidelity Central Funds (cost $23,583,321)	23,583,321
Total Investments (cost $347,247,175)		$ 389,010,380
Receivable for fund shares sold		181,648
Dividends receivable		73,541
Interest receivable		140,601
Distributions receivable from Fidelity Central Funds		2,437
Other receivables		3,881
Total assets		389,412,488

Liabilities
Payable for investments purchased	$ 2,044,937
Payable for fund shares redeemed	632,644
Accrued management fee	177,350
Distribution and service plan fees payable	137,159
Payable for daily variation margin on futures contracts	13,200
Other affiliated payables	91,028
Other payables and accrued expenses	39,367
Collateral on securities loaned, at value	1,087,800
Total liabilities		4,223,485

Net Assets		$ 385,189,003
Net Assets consist of:
Paid in capital		$ 360,708,824
Undistributed net investment income		1,084,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,562,014)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,957,210
Net Assets		$ 385,189,003

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($192,037,955 ÷ 7,335,752 shares)	$ 26.18

Maximum offering price per share (100/94.25 of $26.18)	$ 27.78
Class T: Net Asset Value and redemption price per share ($63,954,336 ÷ 2,483,465 shares)	$ 25.75

Maximum offering price per share (100/96.50 of $25.75)	$ 26.68
Class B: Net Asset Value and offering price per share ($20,057,986 ÷ 825,772 shares)A	$ 24.29

Class C: Net Asset Value and offering price per share ($66,289,133 ÷ 2,719,490 shares)A	$ 24.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,849,593 ÷ 1,576,750 shares)	$ 27.18

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 7,453,724
Interest		130,098
Income from Fidelity Central Funds		46,302
Total income		7,630,124

Expenses
Management fee	$ 2,205,258
Transfer agent fees	984,550
Distribution and service plan fees	1,706,450
Accounting and security lending fees	154,236
Custodian fees and expenses	22,937
Independent trustees' compensation	2,649
Registration fees	87,074
Audit	48,732
Legal	1,365
Interest	576
Miscellaneous	4,130
Total expenses before reductions	5,217,957
Expense reductions	(15,771)	5,202,186
Net investment income (loss)		2,427,938
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,375,832)
Foreign currency transactions	(38,024)
Futures contracts	1,012,681
Total net realized gain (loss)		(16,401,175)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,310,973
Assets and liabilities in foreign currencies	(3,018)
Futures contracts	195,061
Total change in net unrealized appreciation (depreciation)		18,503,016
Net gain (loss)		2,101,841
Net increase (decrease) in net assets resulting from operations		$ 4,529,779

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,427,938	$ 791,669
Net realized gain (loss)	(16,401,175)	55,819,724
Change in net unrealized appreciation (depreciation)	18,503,016	3,563,495
Net increase (decrease) in net assets resulting from operations	4,529,779	60,174,888
Distributions to shareholders from net investment income	(1,437,740)	(328,907)
Distributions to shareholders from net realized gain	(4,219,307)	-
Total distributions	(5,657,047)	(328,907)
Share transactions - net increase (decrease)	(82,942,475)	75,767,831
Redemption fees	15,881	11,341
Total increase (decrease) in net assets	(84,053,862)	135,625,153

Net Assets
Beginning of period	469,242,865	333,617,712
End of period (including undistributed net investment income of $1,084,983 and undistributed net investment income of $259,179, respectively)	$ 385,189,003	$ 469,242,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.73	$ 21.54	$ 16.87	$ 21.97	$ 25.49
Income from Investment Operations
Net investment income (loss) C	.20	.09	.06	.13	.11
Net realized and unrealized gain (loss)	.61	4.13	4.68	(5.08)	(1.17)
Total from investment operations	.81	4.22	4.74	(4.95)	(1.06)
Distributions from net investment income	(.11)	(.03)	(.07)	(.13)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.46)
Total distributions	(.36)	(.03)	(.07)	(.15)	(2.46)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.18	$ 25.73	$ 21.54	$ 16.87	$ 21.97
Total Return A, B	3.42%	19.59%	28.13%	(22.49)%	(4.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.13%	1.18%	1.23%	1.17%
Expenses net of fee waivers, if any	1.14%	1.13%	1.18%	1.23%	1.17%
Expenses net of all reductions	1.14%	1.13%	1.17%	1.23%	1.16%
Net investment income (loss)	.80%	.36%	.31%	.89%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,038	$ 228,106	$ 165,029	$ 130,860	$ 188,859
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.33	$ 21.24	$ 16.64	$ 21.67	$ 25.17
Income from Investment Operations
Net investment income (loss) C	.13	.03	.01	.10	.05
Net realized and unrealized gain (loss)	.61	4.07	4.61	(5.03)	(1.15)
Total from investment operations	.74	4.10	4.62	(4.93)	(1.10)
Distributions from net investment income	(.07)	(.01)	(.02)	(.08)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.40)
Total distributions	(.32)	(.01)	(.02)	(.10)	(2.40)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.75	$ 25.33	$ 21.24	$ 16.64	$ 21.67
Total Return A, B	3.15%	19.28%	27.80%	(22.68)%	(4.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.40%	1.39%	1.44%	1.48%	1.41%
Expenses net of fee waivers, if any	1.40%	1.39%	1.44%	1.48%	1.41%
Expenses net of all reductions	1.39%	1.38%	1.43%	1.48%	1.41%
Net investment income (loss)	.54%	.10%	.06%	.63%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,954	$ 71,542	$ 58,202	$ 48,054	$ 85,025
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.99	$ 20.22	$ 15.90	$ 20.74	$ 24.19
Income from Investment Operations
Net investment income (loss) C	- H	(.11)	(.09)	.02	(.07)
Net realized and unrealized gain (loss)	.57	3.88	4.41	(4.82)	(1.10)
Total from investment operations	.57	3.77	4.32	(4.80)	(1.17)
Distributions from net investment income	(.02)	-	-	(.04)	-
Distributions from net realized gain	(.25)	-	-	-	(2.28)
Total distributions	(.27)	-	-	(.04)	(2.28)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 24.29	$ 23.99	$ 20.22	$ 15.90	$ 20.74
Total Return A, B	2.59%	18.64%	27.17%	(23.10)%	(5.46)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.93%	1.97%	1.98%	1.95%
Expenses net of fee waivers, if any	1.94%	1.93%	1.97%	1.98%	1.95%
Expenses net of all reductions	1.94%	1.93%	1.97%	1.98%	1.95%
Net investment income (loss)	-% F	(.44)%	(.48)%	.13%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,058	$ 28,600	$ 29,048	$ 25,212	$ 39,989
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 20.28	$ 15.94	$ 20.79	$ 24.26
Income from Investment Operations
Net investment income (loss) C	.01	(.09)	(.08)	.02	(.06)
Net realized and unrealized gain (loss)	.58	3.88	4.42	(4.83)	(1.11)
Total from investment operations	.59	3.79	4.34	(4.81)	(1.17)
Distributions from net investment income	(.03)	-	-	(.04)	-
Distributions from net realized gain	(.25)	-	-	-	(2.30)
Total distributions	(.28)	-	-	(.04)	(2.30)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 24.38	$ 24.07	$ 20.28	$ 15.94	$ 20.79
Total Return A, B	2.67%	18.69%	27.23%	(23.09)%	(5.44)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.93%	1.98%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.93%	1.98%	1.91%
Expenses net of all reductions	1.88%	1.88%	1.92%	1.98%	1.90%
Net investment income (loss)	.05%	(.40)%	(.43)%	.14%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,289	$ 72,673	$ 51,760	$ 37,862	$ 57,742
Portfolio turnover rate E	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 22.30	$ 17.45	$ 22.72	$ 26.26
Income from Investment Operations
Net investment income (loss) B	.28	.17	.13	.19	.18
Net realized and unrealized gain (loss)	.63	4.28	4.83	(5.27)	(1.19)
Total from investment operations	.91	4.45	4.96	(5.08)	(1.01)
Distributions from net investment income	(.17)	(.06)	(.11)	(.17)	-
Distributions from net realized gain	(.25)	-	-	(.02)	(2.53)
Total distributions	(.42)	(.06)	(.11)	(.19)	(2.53)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 27.18	$ 26.69	$ 22.30	$ 17.45	$ 22.72
Total Return A	3.72%	19.95%	28.52%	(22.31)%	(4.40)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.85%	.89%	.96%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.89%	.96%	.88%
Expenses net of all reductions	.85%	.84%	.88%	.95%	.87%
Net investment income (loss)	1.08%	.65%	.61%	1.16%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,850	$ 68,323	$ 29,578	$ 12,762	$ 33,642
Portfolio turnover rate D	82%	75%	110%	135%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount, futures transactions, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,867,170
Gross unrealized depreciation	(8,874,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 38,992,267

Tax Cost	$ 350,018,113

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,088,979
Capital loss carryforward	$ (15,596,016)
Net unrealized appreciation (depreciation)	$ 38,991,211

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (15,596,016)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 1,437,740	$ 328,907
Long-term Capital Gains	4,219,307	-
Total	$ 5,657,047	$ 328,907

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified instrument based on specified terms, or to exchange future cash flows at periodic intervals based on a notional principal amount. The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, involves risk of loss in excess of the initial investment, if any, collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, for futures contracts, there is the risk that the change in value of the derivative contract may not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are shown in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,012,681 and a change in net unrealized appreciation (depreciation) of $195,061 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $319,308,352 and $422,627,733, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 496,430	$ 8,539
Class T	.25%	.25%	316,028	456
Class B	.75%	.25%	229,897	172,437
Class C	.75%	.25%	664,095	112,438
			$ 1,706,450	$ 293,870

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 63,331
Class T	9,386
Class B*	42,192
Class C*	11,320
$ 126,229

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 496,808.25
Class T	161,224.26
Class B	69,135.30
Class C	163,953.25
Institutional Class	93,430.21
	$ 984,550

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,231 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,097,500.37%		$ 576

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,165. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,771 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 896,458	$ 235,263
Class T	170,680	13,200
Class B	16,830	-
Class C	70,972	-
Institutional Class	282,800	80,444
Total	$ 1,437,740	$ 328,907
From net realized gain
Class A	$ 2,092,354	$ -
Class T	659,892	-
Class B	286,480	-
Class C	731,497	-
Institutional Class	449,084	-
Total	$ 4,219,307	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,757,163	3,645,278	$ 44,013,667	$ 95,442,701
Reinvestment of distributions	118,075	8,108	2,609,664	205,122
Shares redeemed	(3,404,053)	(2,451,683)	(83,950,843)	(63,502,279)
Net increase (decrease)	(1,528,815)	1,201,703	$ (37,327,512)	$ 32,145,544
Class T
Shares sold	369,147	757,485	$ 9,058,222	$ 19,402,949
Reinvestment of distributions	36,910	500	800,817	12,596
Shares redeemed	(746,452)	(674,809)	(17,604,399)	(16,619,027)
Net increase (decrease)	(340,395)	83,176	$ (7,745,360)	$ 2,796,518

Annual Report

Fidelity Advisor Industrials Fund

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class B
Shares sold	62,276	89,875	$ 1,371,568	$ 2,150,821
Reinvestment of distributions	12,641	-	255,322	-
Shares redeemed	(441,128)	(334,639)	(10,119,054)	(7,838,637)
Net increase (decrease)	(366,211)	(244,764)	$ (8,492,164)	$ (5,687,816)
Class C
Shares sold	457,163	1,054,416	$ 10,854,816	$ 25,772,946
Reinvestment of distributions	31,555	-	641,832	-
Shares redeemed	(787,971)	(588,462)	(18,054,638)	(13,948,935)
Net increase (decrease)	(299,253)	465,954	$ (6,557,990)	$ 11,824,011
Institutional Class
Shares sold	806,817	2,320,182	$ 21,049,427	$ 63,208,570
Reinvestment of distributions	22,926	2,269	525,598	59,382
Shares redeemed	(1,812,880)	(1,089,149)	(44,394,474)	(28,578,378)
Net increase (decrease)	(983,137)	1,233,302	$ (22,819,449)	$ 34,689,574

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class	0.76%	4.50%	10.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Technology Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Charlie Chai, Portfolio Manager of Fidelity Advisor® Technology Fund: For the year, the fund's Institutional Class shares returned 0.76%, significantly trailing the 10.29% gain of the MSCI® U.S. IM Information Technology 25/50 Index and also lagging the S&P 500®. Most of the fund's underperformance versus the MSCI index occurred during the period's first half, when investor concern about the European sovereign debt crisis and slowing economic growth in China hampered many of the portfolio's mid- and small-cap holdings, especially those with exposure to China. Among industry groups, the biggest detractors were semiconductors, application software, Internet software/services and communications equipment. In all of these cases, stock selection was the primary negative factor. Additionally, the fund's average cash position of roughly 5% was a drag on performance. At the individual stock level, a large overweighting in salesforce.com, a fast-growing player in cloud computing for customer relationship management software, worked against the fund's relative performance. Despite a solid rally in the first quarter of 2012, this stock delivered a loss for the period overall, as tepid global economic growth a relatively rich valuation to begin the period made investors wary of holding the stock. Moreover, the stock began the period with a relatively rich valuation. Also hampering our results were Polycom, a provider of high-definition videoconferencing equipment, enterprise software maker Kingdee International Software Group and online travel services provider Ctrip.com International, the latter of which was not held at period end. Kingdee and Ctrip are based in China and were non-index holdings. Conversely, stock picking in computer hardware stood out as a positive influence, while positioning in semiconductor equipment also helped. Within the former category, a sizable underweighting in Hewlett-Packard and not owning Dell were beneficial factors, given the weak showing of these two index components. Timely ownership of SanDisk, a manufacturer of the NAND flash memory used in mobile devices such as smartphones and tablets, also aided relative performance. Timely ownership of SanDisk, a manufacturer of the NAND flash memory used in mobile devices such as smartphones and tablets, also aided relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.18%
Actual		$ 1,000.00	$ 1,034.00	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 5.92
Class T	1.43%
Actual		$ 1,000.00	$ 1,033.10	$ 7.23
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.17
Class B	1.93%
Actual		$ 1,000.00	$ 1,030.10	$ 9.74
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Class C	1.91%
Actual		$ 1,000.00	$ 1,030.40	$ 9.64
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,036.00	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.64	$ 4.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Technology Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	21.6	15.3
Google, Inc. Class A	5.2	3.0
Visa, Inc. Class A	3.9	1.0
IBM Corp.	3.0	1.5
QUALCOMM, Inc.	2.9	2.0
salesforce.com, Inc.	2.4	2.3
Cisco Systems, Inc.	2.1	0.6
eBay, Inc.	2.0	1.4
Altera Corp.	1.9	2.0
Oracle Corp.	1.7	3.2
	46.7
Top Industries (% of fund's net assets)
As of July 31, 2012
Computers & Peripherals	24.5%
Software	17.6%
Semiconductors & Semiconductor Equipment	15.2%
Internet Software & Services	9.9%
IT Services	9.6%
All Others*	23.2%

As of January 31, 2012
Semiconductors & Semiconductor Equipment	23.6%
Software	22.8%
Computers & Peripherals	18.6%
Internet Software & Services	9.6%
Communications Equipment	7.5%
All Others*	17.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Technology Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 91.0%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
DigitalGlobe, Inc. (a)	69,951	$ 1,361,946
GeoEye, Inc. (a)	27,167	690,857
		2,052,803
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Tesla Motors, Inc. (a)	12,300	337,266
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
JSR Corp.	243,100	4,279,062
COMMUNICATIONS EQUIPMENT - 7.3%
Communications Equipment - 7.3%
AAC Acoustic Technology Holdings, Inc.	337,000	984,313
Acme Packet, Inc. (a)	160,875	2,549,869
ADTRAN, Inc.	50,528	1,090,394
ADVA AG Optical Networking (a)	32,102	195,122
Aruba Networks, Inc. (a)	477	6,764
Brocade Communications Systems, Inc. (a)	13,400	66,598
Ciena Corp. (a)(d)	133,329	2,137,264
Cisco Systems, Inc.	936,599	14,938,754
Comba Telecom Systems Holdings Ltd.	187,500	50,534
F5 Networks, Inc. (a)	5,925	553,277
Finisar Corp. (a)	180,918	2,248,811
Infinera Corp. (a)	103,200	569,664
JDS Uniphase Corp. (a)	35,169	346,063
Juniper Networks, Inc. (a)	4,112	72,083
Motorola Solutions, Inc.	18,623	900,236
NETGEAR, Inc. (a)	23,005	796,663
Polycom, Inc. (a)	251,120	2,194,789
QUALCOMM, Inc.	347,064	20,712,780
Riverbed Technology, Inc. (a)	470	8,291
Sandvine Corp. (a)	751,600	877,905
Sandvine Corp. (U.K.) (a)	554,200	641,045
Spirent Communications PLC	28,700	74,336
ZTE Corp. (H Shares)	36,520	48,695
		52,064,250
COMPUTERS & PERIPHERALS - 24.5%
Computer Hardware - 22.5%
Advantech Co. Ltd.	136,000	483,768
Apple, Inc.	250,932	153,259,215
Foxconn Technology Co. Ltd.	60,000	213,427
Getac Technology Corp.	453,000	335,135
Hewlett-Packard Co.	58,165	1,060,930
Lenovo Group Ltd.	1,226,000	850,565
Pegatron Corp.	439,000	576,242
Quanta Computer, Inc.	84,000	219,960

	Shares	Value
Stratasys, Inc. (a)	40,675	$ 2,492,564
Wistron Corp.	298,200	322,203
		159,814,009
Computer Storage & Peripherals - 2.0%
ADLINK Technology, Inc.	2,300	2,527
Catcher Technology Co. Ltd.	126,000	610,220
EMC Corp. (a)	161,384	4,229,875
Fusion-io, Inc. (a)	43,200	825,984
Gemalto NV	10,513	805,733
NetApp, Inc. (a)	11,395	372,275
SanDisk Corp. (a)	121,026	4,977,799
SIMPLO Technology Co. Ltd.	36,000	204,409
Synaptics, Inc. (a)	65,513	1,728,233
Wacom Co. Ltd.	160	356,202
		14,113,257
TOTAL COMPUTERS & PERIPHERALS		173,927,266
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
Educomp Solutions Ltd.	16,123	46,489
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Dynapack International Technology Corp.	14,000	64,295
ELECTRONIC EQUIPMENT & COMPONENTS - 2.7%
Electronic Components - 1.7%
Aeroflex Holding Corp. (a)	20,143	121,059
Amphenol Corp. Class A	166	9,774
Cheng Uei Precision Industries Co. Ltd.	73,751	135,481
Chimei Innolux Corp. (a)	16,000	5,104
FLEXium Interconnect, Inc.	75,000	304,359
InvenSense, Inc.	11,134	143,629
Largan Precision Co. Ltd.	24,000	492,986
Omron Corp.	10,400	207,089
Taiyo Yuden Co. Ltd. (d)	7,500	61,487
Tong Hsing Electronics Industries Ltd.	834,000	2,390,020
Universal Display Corp. (a)(d)	210,316	6,679,636
Vishay Intertechnology, Inc. (a)	40,380	398,551
Yageo Corp.	2,014,000	544,870
Zhen Ding Technology Holding Ltd. (a)	61,000	184,182
		11,678,227
Electronic Equipment & Instruments - 0.2%
Chroma ATE, Inc.	305,683	684,060
Hitachi High-Technologies Corp.	4,900	121,960
Keyence Corp.	950	236,608
National Instruments Corp.	2,746	70,957
RealD, Inc. (a)(d)	12,949	125,605
SFA Engineering Corp.	1,435	53,432
SNU Precision Co. Ltd. (a)	7,370	48,431
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Equipment & Instruments - continued
Test Research, Inc.	19,214	$ 29,681
TPK Holdings Co.	31,662	354,268
		1,725,002
Electronic Manufacturing Services - 0.7%
Benchmark Electronics, Inc. (a)	1,200	18,912
Hon Hai Precision Industry Co. Ltd. (Foxconn)	73,000	206,273
IPG Photonics Corp. (a)	2,200	114,026
Jabil Circuit, Inc.	120,280	2,610,076
KEMET Corp. (a)	1,417	6,844
TE Connectivity Ltd.	7,774	256,620
Trimble Navigation Ltd. (a)	38,311	1,695,645
		4,908,396
Technology Distributors - 0.1%
Arrow Electronics, Inc. (a)	53	1,789
Digital China Holdings Ltd. (H Shares)	190,000	296,465
VST Holdings Ltd.	980,000	152,914
WPG Holding Co. Ltd.	111,975	119,305
WT Microelectronics Co. Ltd.	17,000	21,946
		592,419
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		18,904,044
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Health Care Equipment - 0.2%
Biosensors International Group Ltd. (a)	1,516,000	1,498,457
China Kanghui Holdings sponsored ADR (a)	200	4,506
		1,502,963
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
athenahealth, Inc. (a)	600	54,900
So-net M3, Inc.	93	483,188
		538,088
HOUSEHOLD DURABLES - 0.0%
Household Appliances - 0.0%
Haier Electronics Group Co. Ltd. (a)	17,000	19,708
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
NVC Lighting Holdings Ltd.	180,000	32,729
INDUSTRIAL CONGLOMERATES - 0.1%
Industrial Conglomerates - 0.1%
Samsung Techwin Co. Ltd.	8,218	530,583
INTERNET & CATALOG RETAIL - 1.2%
Internet Retail - 1.2%
Amazon.com, Inc. (a)	18,972	4,426,168
E-Commerce China Dangdang, Inc. ADR (a)	260	1,310

	Shares	Value
Expedia, Inc.	9,086	$ 517,811
Rakuten, Inc.	284,400	2,829,531
Start Today Co. Ltd.	48,200	637,763
TripAdvisor, Inc. (a)	9,000	336,690
		8,749,273
INTERNET SOFTWARE & SERVICES - 9.9%
Internet Software & Services - 9.9%
Active Network, Inc. (a)	45,018	638,805
Akamai Technologies, Inc. (a)	65,627	2,308,758
Baidu.com, Inc. sponsored ADR (a)	559	67,371
Bankrate, Inc. (a)	21,500	342,925
Bazaarvoice, Inc. (d)	2,800	43,400
Cornerstone OnDemand, Inc. (a)	55,000	1,307,900
DealerTrack Holdings, Inc. (a)	12,300	358,791
eBay, Inc. (a)	317,148	14,049,656
ExactTarget, Inc. (d)	15,800	360,240
Facebook, Inc.:
Class A	240	5,210
Class B (a)(f)	37,876	740,059
Google, Inc. Class A (a)	58,790	37,212,306
INFO Edge India Ltd.	35,836	207,205
Kakaku.com, Inc.	25,600	814,593
LogMeIn, Inc. (a)	22,279	422,187
Mail.ru Group Ltd. GDR (a)(e)	1,800	54,576
MercadoLibre, Inc.	13,834	924,250
Millennial Media, Inc. (d)	32,200	319,746
NHN Corp.	2,044	497,139
Open Text Corp. (a)	100	4,518
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	20,200	297,142
Rackspace Hosting, Inc. (a)	40,569	1,780,168
Renren, Inc. ADR (a)(d)	5,900	22,125
Responsys, Inc. (a)	114,840	1,280,466
SciQuest, Inc. (a)	51,877	882,947
SINA Corp. (a)(d)	1,526	69,296
SouFun Holdings Ltd. ADR (d)	47,370	561,808
Tencent Holdings Ltd.	23,300	696,473
Tudou Holdings Ltd. ADR	59,559	1,570,571
Velti PLC (a)	10,736	58,511
VeriSign, Inc. (a)	8,090	359,358
Vocus, Inc. (a)	84,600	1,463,580
XO Group, Inc. (a)	5,200	44,772
Yahoo!, Inc. (a)	4,568	72,357
Yandex NV (a)	16,176	311,064
		70,150,273
IT SERVICES - 9.6%
Data Processing & Outsourced Services - 5.3%
Automatic Data Processing, Inc.	40,907	2,313,291
Fidelity National Information Services, Inc.	55,105	1,732,501
Fiserv, Inc. (a)	9,900	694,287
Global Payments, Inc.	32,400	1,387,368
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
Jack Henry & Associates, Inc.	22,692	$ 788,093
MasterCard, Inc. Class A	6,666	2,910,176
Paychex, Inc.	2,300	75,187
Syntel, Inc.	7,600	441,788
VeriFone Systems, Inc. (a)	1,944	70,548
Visa, Inc. Class A	211,550	27,304,759
		37,717,998
IT Consulting & Other Services - 4.3%
Accenture PLC Class A	39,376	2,374,373
Bit-isle, Inc.	1,600	13,215
Camelot Information Systems, Inc. ADR (a)	145	305
ChinaSoft International Ltd. (a)	20,000	4,281
Cognizant Technology Solutions Corp. Class A (a)	6,089	345,673
HiSoft Technology International Ltd. ADR (a)	11,117	125,400
IBM Corp.	108,717	21,306,358
InterXion Holding N.V. (a)	10,000	192,500
ServiceSource International, Inc. (a)(d)	472,081	5,325,074
Teradata Corp. (a)	11,046	746,931
Virtusa Corp. (a)	11,200	169,680
		30,603,790
TOTAL IT SERVICES		68,321,788
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)(d)	29,106	1,207,026
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	27,300	369,096
		1,576,122
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Airtac International Group	179,000	908,751
Fanuc Corp.	800	123,511
HIWIN Technologies Corp.	71,390	661,681
Mirle Automation Corp.	95,738	62,354
Nippon Thompson Co. Ltd.	149,000	640,230
Shin Zu Shing Co. Ltd.	247,000	709,486
		3,106,013
MEDIA - 0.5%
Advertising - 0.4%
Dentsu, Inc.	200	5,309
Focus Media Holding Ltd. ADR (d)	148,882	2,944,886
ReachLocal, Inc. (a)	1,558	18,260
		2,968,455
Cable & Satellite - 0.1%
DISH Network Corp. Class A	12,360	380,194

	Shares	Value
Movies & Entertainment - 0.0%
IMAX Corp. (a)	6,530	$ 144,705
TOTAL MEDIA		3,493,354
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	8,333	57,748
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	1,259,250	623,560
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
Acacia Research Corp. - Acacia Technologies (a)	8,600	243,466
IHS, Inc. Class A (a)	6,800	749,836
		993,302
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Services - 0.0%
E-House China Holdings Ltd. ADR	70,929	334,076
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.9%
Semiconductor Equipment - 2.2%
Advanced Energy Industries, Inc. (a)	5,757	70,926
Amkor Technology, Inc. (a)(d)	1,594	8,496
Applied Materials, Inc.	6,662	72,549
Asia Pacific Systems, Inc. (a)	13,929	136,128
ASM International NV:
unit	63,458	2,404,424
(Netherlands)	37,200	1,412,718
ASML Holding NV	60,335	3,469,263
Cymer, Inc. (a)	56,354	3,224,012
Dainippon Screen Manufacturing Co. Ltd.	18,000	120,240
Entegris, Inc. (a)	106,908	860,609
GCL-Poly Energy Holdings Ltd.	32,000	4,746
GT Advanced Technologies, Inc. (a)	1,264	6,472
ICD Co. Ltd.	17,376	199,782
KLA-Tencor Corp.	1,534	78,096
Lam Research Corp. (a)	1,989	68,441
Micronics Japan Co. Ltd.	34,800	119,143
Rubicon Technology, Inc. (a)	679	6,824
Teradyne, Inc. (a)	23,920	351,863
Ultratech, Inc. (a)	59,227	1,884,011
Visual Photonics Epitaxy Co. Ltd.	626,800	933,710
		15,432,453
Semiconductors - 12.7%
Advanced Micro Devices, Inc. (a)	1,157	4,697
Alpha & Omega Semiconductor Ltd. (a)	8,432	65,011
Altera Corp.	371,889	13,183,465
Analog Devices, Inc.	1,873	73,197
Applied Micro Circuits Corp. (a)	157,393	900,288
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
ARM Holdings PLC sponsored ADR	3,019	$ 78,434
Atmel Corp. (a)	11,522	67,519
Avago Technologies Ltd.	62,995	2,330,815
Broadcom Corp. Class A	253,285	8,581,296
Canadian Solar, Inc. (a)	32	85
Cavium, Inc. (a)(d)	166,300	4,493,426
Cirrus Logic, Inc. (a)	120,397	4,426,998
Cree, Inc. (a)(d)	479,416	11,482,013
Cypress Semiconductor Corp.	5,622	60,099
Dialog Semiconductor PLC (a)	31,666	609,168
Diodes, Inc. (a)	370	7,008
Duksan Hi-Metal Co. Ltd. (a)	13,744	257,091
Epistar Corp.	2,000	3,754
Fairchild Semiconductor International, Inc. (a)	565	7,831
Freescale Semiconductor Holdings I Ltd. (a)	692	7,384
Genesis Photonics, Inc.	15,000	13,026
Hittite Microwave Corp. (a)	6,029	305,489
Imagination Technologies Group PLC (a)	403,859	3,172,284
Infineon Technologies AG	10,500	76,598
Inotera Memories, Inc. (a)	3,139,000	596,557
Inphi Corp. (a)	41,784	459,624
International Rectifier Corp. (a)	19,349	329,707
Intersil Corp. Class A	71,923	662,411
JA Solar Holdings Co. Ltd. ADR (a)	40,931	38,189
LSI Corp. (a)	227,201	1,567,687
MagnaChip Semiconductor Corp. (a)	7,844	79,852
Marvell Technology Group Ltd.	566	6,373
MediaTek, Inc.	169,000	1,439,379
Mellanox Technologies Ltd. (a)	17,000	1,782,620
Micrel, Inc.	7,241	67,631
Micron Technology, Inc. (a)	705,995	4,384,229
Microsemi Corp. (a)	4,100	79,376
Monolithic Power Systems, Inc. (a)	66,633	1,291,348
MStar Semiconductor, Inc.	394,000	2,520,074
Novatek Microelectronics Corp.	81,000	236,994
NVIDIA Corp. (a)	6,070	82,188
NXP Semiconductors NV (a)	244,929	5,532,946
O2Micro International Ltd. sponsored ADR (a)	14,600	56,648
Omnivision Technologies, Inc. (a)	93,100	1,305,262
ON Semiconductor Corp. (a)	9,446	65,555
Phison Electronics Corp.	61,000	499,165
PMC-Sierra, Inc. (a)	59,184	314,859
Power Integrations, Inc.	26,300	926,812
Radiant Opto-Electronics Corp.	15,000	59,118
Rambus, Inc. (a)	165,107	693,449
RF Micro Devices, Inc. (a)	156,888	608,725
Samsung Electronics Co. Ltd.	350	405,202
Semtech Corp. (a)	15,100	360,739

	Shares	Value
Seoul Semiconductor Co. Ltd.	11,191	$ 210,820
Silicon Laboratories, Inc. (a)	1,700	62,815
SK Hynix, Inc.	56,590	1,086,084
Skyworks Solutions, Inc. (a)	171,751	4,968,756
Spreadtrum Communications, Inc. ADR (d)	178,768	3,232,125
Standard Microsystems Corp. (a)	46,071	1,700,481
STMicroelectronics NV	16,900	90,668
STMicroelectronics NV (NY Shares) unit	160,200	858,672
Taiwan Surface Mounting Technology Co. Ltd.	107,320	166,142
Texas Instruments, Inc.	12,950	352,758
Trina Solar Ltd. (a)(d)	10,094	47,644
TriQuint Semiconductor, Inc. (a)	78,814	444,511
United Microelectronics Corp.	4,000	1,673
Vanguard International Semiconductor Corp.	17,000	7,154
Win Semiconductors Corp.	225,433	266,544
Xilinx, Inc.	244	7,906
YoungTek Electronics Corp.	1,146	2,855
		90,167,303
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		105,599,756
SOFTWARE - 17.6%
Application Software - 9.5%
Adobe Systems, Inc. (a)	22,086	682,016
ANSYS, Inc. (a)	28,853	1,730,026
AsiaInfo-Linkage, Inc. (a)	202,188	2,070,405
Aspen Technology, Inc. (a)	204,102	4,771,905
Autodesk, Inc. (a)	15,108	512,463
AutoNavi Holdings Ltd. ADR (a)	5,621	69,532
BroadSoft, Inc. (a)(d)	86,165	2,115,351
Citrix Systems, Inc. (a)	137,795	10,014,941
Comverse Technology, Inc. (a)	47,105	255,780
Concur Technologies, Inc. (a)	46,598	3,147,229
Descartes Systems Group, Inc. (a)	139,200	1,159,017
Informatica Corp. (a)	69,036	2,037,252
Intuit, Inc.	12,136	704,131
JDA Software Group, Inc. (a)	12,441	368,005
Jive Software, Inc.	1,700	34,051
Kingdee International Software Group Co. Ltd. (a)	9,630,800	1,117,738
Manhattan Associates, Inc. (a)	97	4,529
MicroStrategy, Inc. Class A (a)	16,961	1,975,278
Nuance Communications, Inc. (a)	155,639	3,167,254
Parametric Technology Corp. (a)	201,585	4,342,141
Pegasystems, Inc. (d)	79,252	2,201,621
PROS Holdings, Inc. (a)	8,633	120,344
QLIK Technologies, Inc. (a)	79,587	1,591,740
RealPage, Inc. (a)	4,600	102,212
salesforce.com, Inc. (a)	135,653	16,869,807
SolarWinds, Inc. (a)	43,114	2,301,856
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Splunk, Inc.	200	$ 5,880
Synchronoss Technologies, Inc. (a)	92,548	1,769,518
Synopsys, Inc. (a)	2,500	75,725
TIBCO Software, Inc. (a)	37,780	1,061,240
TiVo, Inc. (a)	8,000	69,520
VanceInfo Technologies, Inc. ADR (a)(d)	78,953	750,843
		67,199,350
Home Entertainment Software - 0.6%
Activision Blizzard, Inc.	46,300	556,989
Capcom Co. Ltd.	76,500	1,555,958
Giant Interactive Group, Inc. ADR (d)	388,429	1,751,815
Nintendo Co. Ltd.	600	66,745
Take-Two Interactive Software, Inc. (a)	64,262	564,220
		4,495,727
Systems Software - 7.5%
Allot Communications Ltd. (a)	27,500	675,950
Ariba, Inc. (a)	80,599	3,581,014
BMC Software, Inc. (a)	43,366	1,717,294
Check Point Software Technologies Ltd. (a)	1,413	68,629
CommVault Systems, Inc. (a)	51,744	2,510,619
Fortinet, Inc. (a)	70,542	1,693,713
Infoblox, Inc.	3,000	63,030
Insyde Software Corp.	31,000	111,306
Microsoft Corp.	357,471	10,534,670
NetSuite, Inc. (a)	39,618	2,192,460
Oracle Corp.	396,058	11,960,952
Progress Software Corp. (a)	17,578	341,716
Red Hat, Inc. (a)	118,534	6,360,534
ServiceNow, Inc.	1,800	48,600
Sourcefire, Inc. (a)	14,743	752,630
Symantec Corp. (a)	285,048	4,489,506
Totvs SA	80,000	1,475,698
VMware, Inc. Class A (a)	55,146	5,005,051
		53,583,372
TOTAL SOFTWARE		125,278,449
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	69,529	4,106,383
TOTAL COMMON STOCKS (Cost $615,280,200)		646,689,643
Convertible Bonds - 0.5%
	Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13	$ 1,270,000	1,261,237

	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Semiconductors - 0.3%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13	$ 2,179,000	$ 1,993,785
TOTAL CONVERTIBLE BONDS (Cost $3,143,432)		3,255,022
Master Notes - 0.0%

OZ Optics Ltd. 5% 11/5/14 (f) (Cost $183,336)	180,662	180,662
Money Market Funds - 12.6%
	Shares
Fidelity Cash Central Fund, 0.17% (b)	58,879,985	58,879,985
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	30,624,219	30,624,219
TOTAL MONEY MARKET FUNDS (Cost $89,504,204)		89,504,204
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $708,111,172)	739,629,531
NET OTHER ASSETS (LIABILITIES) - (4.1)%	(29,367,507)
NET ASSETS - 100%	$ 710,262,024
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $54,576 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $920,722 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 947,157
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 185,227
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,296
Fidelity Securities Lending Cash Central Fund	563,228
Total	$ 618,524
Other Information

The following is a summary of the inputs used, as of July 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 646,689,643	$ 633,152,680	$ 13,504,234	$ 32,729
Convertible Bonds	3,255,022	-	3,255,022	-
Master Notes	180,662	-	-	180,662
Money Market Funds	89,504,204	89,504,204	-	-
Total Investments in Securities:	$ 739,629,531	$ 722,656,884	$ 16,759,256	$ 213,391

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,775,532
Level 2 to Level 1	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.5%
Cayman Islands	2.9%
Netherlands	2.1%
Taiwan	1.7%
Japan	1.7%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $29,733,355) - See accompanying schedule: Unaffiliated issuers (cost $618,606,968)	$ 650,125,327
Fidelity Central Funds (cost $89,504,204)	89,504,204
Total Investments (cost $708,111,172)		$ 739,629,531
Receivable for investments sold		13,437,674
Receivable for fund shares sold		234,920
Dividends receivable		418,973
Interest receivable		37,209
Distributions receivable from Fidelity Central Funds		26,513
Other receivables		33,608
Total assets		753,818,428

Liabilities
Payable to custodian bank	$ 215
Payable for investments purchased	10,619,841
Payable for fund shares redeemed	1,501,342
Accrued management fee	328,034
Distribution and service plan fees payable	228,758
Other affiliated payables	191,808
Other payables and accrued expenses	62,187
Collateral on securities loaned, at value	30,624,219
Total liabilities		43,556,404

Net Assets		$ 710,262,024
Net Assets consist of:
Paid in capital		$ 806,641,990
Accumulated net investment loss		(2,745,337)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(125,154,107)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,519,478
Net Assets		$ 710,262,024

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($336,692,832 ÷ 13,333,428 shares)	$ 25.25

Maximum offering price per share (100/94.25 of $25.25)	$ 26.79
Class T: Net Asset Value and redemption price per share ($172,708,820 ÷ 7,084,653 shares)	$ 24.38

Maximum offering price per share (100/96.50 of $24.38)	$ 25.26
Class B: Net Asset Value and offering price per share ($17,476,122 ÷ 773,220 shares)A	$ 22.60

Class C: Net Asset Value and offering price per share ($88,074,296 ÷ 3,879,255 shares)A	$ 22.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($95,309,954 ÷ 3,596,895 shares)	$ 26.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 3,436,093
Interest		367,647
Income from Fidelity Central Funds (including $563,228 from security lending)		618,524
Total income		4,422,264

Expenses
Management fee	$ 4,003,607
Transfer agent fees	2,091,380
Distribution and service plan fees	2,805,168
Accounting and security lending fees	261,338
Custodian fees and expenses	109,964
Independent trustees' compensation	4,863
Registration fees	88,559
Audit	54,104
Legal	3,271
Miscellaneous	7,711
Total expenses before reductions	9,429,965
Expense reductions	(121,625)	9,308,340
Net investment income (loss)		(4,886,076)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,607,206
Foreign currency transactions	(41,554)
Total net realized gain (loss)		13,565,652
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,833,312)
Assets and liabilities in foreign currencies	(1,891)
Total change in net unrealized appreciation (depreciation)		(12,835,203)
Net gain (loss)		730,449
Net increase (decrease) in net assets resulting from operations		$ (4,155,627)

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,886,076)	$ (6,857,636)
Net realized gain (loss)	13,565,652	189,083,406
Change in net unrealized appreciation (depreciation)	(12,835,203)	(20,605,446)
Net increase (decrease) in net assets resulting from operations	(4,155,627)	161,620,324
Share transactions - net increase (decrease)	(54,812,282)	(15,631,022)
Redemption fees	30,293	32,306
Total increase (decrease) in net assets	(58,937,616)	146,021,608

Net Assets
Beginning of period	769,199,640	623,178,032
End of period (including accumulated net investment loss of $2,745,337 and accumulated net investment loss of $24, respectively)	$ 710,262,024	$ 769,199,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 25.14	$ 19.83	$ 16.03	$ 17.04	$ 20.55
Income from Investment Operations
Net investment income (loss) C	(.13)	(.18)	(.16)	.02 F	(.10)
Net realized and unrealized gain (loss)	.24	5.49	3.96	(1.03)	(3.41)
Total from investment operations	.11	5.31	3.80	(1.01)	(3.51)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 25.25	$ 25.14	$ 19.83	$ 16.03	$ 17.04
Total Return A, B	.44%	26.78%	23.71%	(5.93)%	(17.08)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.18%	1.21%	1.23%	1.21%
Expenses net of fee waivers, if any	1.18%	1.18%	1.21%	1.23%	1.21%
Expenses net of all reductions	1.17%	1.16%	1.18%	1.22%	1.19%
Net investment income (loss)	(.55)%	(.73)%	(.83)%	.17% F	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 336,693	$ 375,609	$ 312,659	$ 258,433	$ 275,117
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 24.33	$ 19.24	$ 15.59	$ 16.62	$ 20.09
Income from Investment Operations
Net investment income (loss) C	(.19)	(.23)	(.20)	(.01) F	(.14)
Net realized and unrealized gain (loss)	.24	5.32	3.85	(1.02)	(3.33)
Total from investment operations	.05	5.09	3.65	(1.03)	(3.47)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 24.38	$ 24.33	$ 19.24	$ 15.59	$ 16.62
Total Return A, B	.21%	26.46%	23.41%	(6.20)%	(17.27)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.43%	1.43%	1.46%	1.49%	1.46%
Expenses net of fee waivers, if any	1.43%	1.43%	1.46%	1.49%	1.46%
Expenses net of all reductions	1.42%	1.40%	1.44%	1.48%	1.45%
Net investment income (loss)	(.80)%	(.98)%	(1.09)%	(.09)% F	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 172,709	$ 196,913	$ 169,049	$ 151,170	$ 173,917
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.67	$ 18.01	$ 14.67	$ 15.72	$ 19.10
Income from Investment Operations
Net investment income (loss) C	(.28)	(.33)	(.27)	(.07) F	(.23)
Net realized and unrealized gain (loss)	.21	4.99	3.61	(.98)	(3.15)
Total from investment operations	(.07)	4.66	3.34	(1.05)	(3.38)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.60	$ 22.67	$ 18.01	$ 14.67	$ 15.72
Total Return A, B	(.31)%	25.87%	22.77%	(6.68)%	(17.70)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.93%	1.96%	1.98%	1.96%
Expenses net of fee waivers, if any	1.93%	1.93%	1.96%	1.98%	1.96%
Expenses net of all reductions	1.92%	1.91%	1.94%	1.97%	1.94%
Net investment income (loss)	(1.30)%	(1.49)%	(1.59)%	(.58)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,476	$ 25,508	$ 29,176	$ 30,580	$ 47,294
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.77	$ 18.09	$ 14.74	$ 15.79	$ 19.18
Income from Investment Operations
Net investment income (loss) C	(.29)	(.33)	(.28)	(.07) F	(.23)
Net realized and unrealized gain (loss)	.22	5.01	3.63	(.98)	(3.16)
Total from investment operations	(.07)	4.68	3.35	(1.05)	(3.39)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 22.70	$ 22.77	$ 18.09	$ 14.74	$ 15.79
Total Return A, B	(.31)%	25.87%	22.73%	(6.65)%	(17.67)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.92%	1.96%	1.98%	1.96%
Expenses net of fee waivers, if any	1.93%	1.92%	1.96%	1.98%	1.96%
Expenses net of all reductions	1.91%	1.90%	1.93%	1.97%	1.94%
Net investment income (loss)	(1.29)%	(1.48)%	(1.58)%	(.58)% F	(1.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,074	$ 89,819	$ 70,017	$ 55,645	$ 63,590
Portfolio turnover rate E	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 26.30	$ 20.68	$ 16.67	$ 17.68	$ 21.26
Income from Investment Operations
Net investment income (loss) B	(.06)	(.11)	(.11)	.06 E	(.04)
Net realized and unrealized gain (loss)	.26	5.73	4.12	(1.07)	(3.54)
Total from investment operations	.20	5.62	4.01	(1.01)	(3.58)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 26.50	$ 26.30	$ 20.68	$ 16.67	$ 17.68
Total Return A	.76%	27.18%	24.06%	(5.71)%	(16.84)%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.87%	.92%	.98%	.94%
Expenses net of fee waivers, if any	.86%	.87%	.92%	.98%	.94%
Expenses net of all reductions	.85%	.85%	.90%	.97%	.92%
Net investment income (loss)	(.23)%	(.43)%	(.55)%	.42% E	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,310	$ 81,350	$ 42,277	$ 26,285	$ 22,021
Portfolio turnover rate D	201%	167%	115%	225%	214%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and master notes, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 90,614,106
Gross unrealized depreciation	(66,449,756)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,164,350

Tax Cost	$ 715,465,181

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (117,524,425)
Net unrealized appreciation (depreciation)	$ 24,165,469

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (117,524,425)

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,373,500,303 and $1,483,717,376, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Fidelity Advisor Technology Fund

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 854,371	$ 9,467
Class T	.25%	.25%	891,884	5,276
Class B	.75%	.25%	204,917	154,181
Class C	.75%	.25%	853,996	97,900
			$ 2,805,168	$ 266,824

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 70,974
Class T	20,449
Class B*	25,085
Class C*	9,032
$ 125,540

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,029,833.30
Class T	538,818.30
Class B	61,789.30
Class C	250,234.29
Institutional Class	210,706.23
	$ 2,091,380

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,376 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $870,300. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $26,600 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $121,557 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	2,592,933	3,825,268	$ 63,934,256	$ 95,895,792
Shares redeemed	(4,198,134)	(4,656,846)	(101,495,361)	(115,935,925)
Net increase (decrease)	(1,605,201)	(831,578)	$ (37,561,105)	$ (20,040,133)
Class T
Shares sold	978,762	1,318,401	$ 23,400,718	$ 31,818,569
Shares redeemed	(1,986,110)	(2,014,796)	(46,751,109)	(47,878,372)
Net increase (decrease)	(1,007,348)	(696,395)	$ (23,350,391)	$ (16,059,803)
Class B
Shares sold	50,311	98,795	$ 1,085,625	$ 2,198,114
Shares redeemed	(402,080)	(593,453)	(8,778,422)	(13,054,972)
Net increase (decrease)	(351,769)	(494,658)	$ (7,692,797)	$ (10,856,858)
Class C
Shares sold	840,429	982,784	$ 19,233,850	$ 22,502,223
Shares redeemed	(904,947)	(908,933)	(19,636,815)	(20,073,701)
Net increase (decrease)	(64,518)	73,851	$ (402,965)	$ 2,428,522
Institutional Class
Shares sold	2,443,052	2,740,439	$ 63,798,153	$ 73,729,514
Shares redeemed	(1,939,243)	(1,692,072)	(49,603,177)	(44,832,264)
Net increase (decrease)	503,809	1,048,367	$ 14,194,976	$ 28,897,250

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	13.79%	2.76%	11.61%

A Prior to October 1, 2006, Fidelity Advisor Utilities Fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Advisor Utilities Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity Advisor® Utilities Fund: For the year, the fund's Institutional Class shares returned 13.79%, outperforming the S&P 500® but underperforming the 17.71% gain of the MSCI® U.S. IM 25/50 Utilities Index. Relative to the MSCI index, the fund was hurt by an overweighting in the lagging independent power/energy trade group, although this was mitigated to an extent by good stock picks here. Security selection in gas utilities and electric utilities also hurt, as did an underweighting in multi-utilities. The fund's modest cash position also curtailed returns in an up market. Detractors included untimely ownership of Oklahoma gas utility ONEOK, and investments in National Fuel Gas - with operations in western New York - Houston-based independent power producers Calpine and GenOn Energy, global power company AES and an untimely out-of-benchmark position in Tulsa-based oil/gas storage and transport company Williams Companies, the latter of which was not held at period end. On the plus side, we were helped by an out-of-benchmark position in oil/gas refining and marketing company Sunoco - which was sold from the fund before period end - and by two California multi-utilities, Sempra Energy and PG&E.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.20%
Actual		$ 1,000.00	$ 1,132.50	$ 6.36
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.02
Class T	1.46%
Actual		$ 1,000.00	$ 1,130.60	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.60	$ 7.32
Class B	1.95%
Actual		$ 1,000.00	$ 1,128.10	$ 10.32
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.77
Class C	1.93%
Actual		$ 1,000.00	$ 1,128.00	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.67
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,134.70	$ 4.56
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Utilities Fund

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	14.8	10.6
PG&E Corp.	7.3	6.1
FirstEnergy Corp.	7.3	8.4
Edison International	7.1	7.5
American Electric Power Co., Inc.	6.9	4.8
CenterPoint Energy, Inc.	5.3	4.4
Sempra Energy	4.8	7.5
NextEra Energy, Inc.	4.7	7.9
NiSource, Inc.	4.7	4.6
American Water Works Co., Inc.	4.0	3.1
	66.9
Top Industries (% of fund's net assets)
As of July 31, 2012
Electric Utilities	55.1%
Multi-Utilities	22.1%
Independent Power Producers & Energy Traders	9.5%
Gas Utilities	5.8%
Water Utilities	4.0%
All Others*	3.5%

As of January 31, 2012
Electric Utilities	44.5%
Multi-Utilities	30.3%
Independent Power Producers & Energy Traders	11.5%
Gas Utilities	5.2%
Oil, Gas & Consumable Fuels	3.7%
All Others*	4.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Advisor Utilities Fund

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
ELECTRIC UTILITIES - 55.1%
Electric Utilities - 55.1%
American Electric Power Co., Inc.	317,461	$ 13,409,553
Duke Energy Corp.	427,091	28,948,226
Edison International	298,594	13,789,071
Exelon Corp.	74,599	2,918,313
FirstEnergy Corp.	285,196	14,322,543
Great Plains Energy, Inc.	219,010	4,857,642
ITC Holdings Corp.	17,610	1,306,486
NextEra Energy, Inc.	130,532	9,254,719
Northeast Utilities	126,422	5,041,709
OGE Energy Corp.	93,849	4,984,320
Pepco Holdings, Inc.	100,100	1,997,996
Southern Co.	86,271	4,153,949
UIL Holdings Corp.	69,530	2,575,391
		107,559,918
GAS UTILITIES - 5.8%
Gas Utilities - 5.8%
AGL Resources, Inc.	31,945	1,293,773
Atmos Energy Corp.	86,804	3,111,923
National Fuel Gas Co.	34,069	1,667,337
ONEOK, Inc.	116,612	5,190,400
		11,263,433
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 9.5%
Independent Power Producers & Energy Traders - 9.5%
Calpine Corp. (a)	403,230	6,891,201
GenOn Energy, Inc. (a)	489,881	1,165,917
NRG Energy, Inc. (d)	176,662	3,501,441
The AES Corp. (a)	583,761	7,040,158
		18,598,717
MULTI-UTILITIES - 22.1%
Multi-Utilities - 22.1%
CenterPoint Energy, Inc.	492,078	10,363,163
NiSource, Inc.	356,263	9,116,770
PG&E Corp.	310,374	14,326,864
Sempra Energy	133,531	9,401,918
		43,208,715

	Shares	Value
OIL, GAS & CONSUMABLE FUELS - 0.7%
Oil & Gas Storage & Transport - 0.7%
Cheniere Energy, Inc. (a)	98,998	$ 1,349,343
WATER UTILITIES - 4.0%
Water Utilities - 4.0%
American Water Works Co., Inc.	215,125	7,798,281
TOTAL COMMON STOCKS (Cost $174,104,060)		189,778,407
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.17% (b)	6,247,666	6,247,666
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	3,495,250	3,495,250
TOTAL MONEY MARKET FUNDS (Cost $9,742,916)		9,742,916
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $183,846,976)	199,521,323
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(4,249,174)
NET ASSETS - 100%	$ 195,272,149
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,512
Fidelity Securities Lending Cash Central Fund	25,507
Total	$ 31,019
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $3,379,310) - See accompanying schedule: Unaffiliated issuers (cost $174,104,060)	$ 189,778,407
Fidelity Central Funds (cost $9,742,916)	9,742,916
Total Investments (cost $183,846,976)		$ 199,521,323
Receivable for investments sold		1,034,685
Receivable for fund shares sold		392,394
Dividends receivable		156,134
Distributions receivable from Fidelity Central Funds		893
Other receivables		8,287
Total assets		201,113,716

Liabilities
Payable for investments purchased	$ 1,820,042
Payable for fund shares redeemed	287,512
Accrued management fee	86,881
Distribution and service plan fees payable	66,201
Other affiliated payables	49,663
Other payables and accrued expenses	36,018
Collateral on securities loaned, at value	3,495,250
Total liabilities		5,841,567

Net Assets		$ 195,272,149
Net Assets consist of:
Paid in capital		$ 209,197,231
Undistributed net investment income		1,693,797
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,293,226)
Net unrealized appreciation (depreciation) on investments		15,674,347
Net Assets		$ 195,272,149

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,812,981 ÷ 4,707,997 shares)	$ 21.20

Maximum offering price per share (100/94.25 of $21.20)	$ 22.49
Class T: Net Asset Value and redemption price per share ($38,275,755 ÷ 1,804,579 shares)	$ 21.21

Maximum offering price per share (100/96.50 of $21.21)	$ 21.98
Class B: Net Asset Value and offering price per share ($6,677,348 ÷ 318,599 shares)A	$ 20.96

Class C: Net Asset Value and offering price per share ($29,941,814 ÷ 1,439,302 shares)A	$ 20.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,564,251 ÷ 953,957 shares)	$ 21.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 5,862,406
Income from Fidelity Central Funds		31,019
Total income		5,893,425

Expenses
Management fee	$ 951,962
Transfer agent fees	504,122
Distribution and service plan fees	754,197
Accounting and security lending fees	66,483
Custodian fees and expenses	9,952
Independent trustees' compensation	1,123
Registration fees	66,576
Audit	47,941
Legal	1,925
Miscellaneous	1,432
Total expenses before reductions	2,405,713
Expense reductions	(12,239)	2,393,474
Net investment income (loss)		3,499,951
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,579,670
Foreign currency transactions	(4,830)
Total net realized gain (loss)		12,574,840
Change in net unrealized appreciation (depreciation) on investment securities		5,997,904
Net gain (loss)		18,572,744
Net increase (decrease) in net assets resulting from operations		$ 22,072,695

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,499,951	$ 2,899,329
Net realized gain (loss)	12,574,840	15,534,119
Change in net unrealized appreciation (depreciation)	5,997,904	4,885,719
Net increase (decrease) in net assets resulting from operations	22,072,695	23,319,167
Distributions to shareholders from net investment income	(3,107,112)	(2,864,390)
Share transactions - net increase (decrease)	16,682,706	3,898,632
Redemption fees	8,157	2,026
Total increase (decrease) in net assets	35,656,446	24,355,435

Net Assets
Beginning of period	159,615,703	135,260,268
End of period (including undistributed net investment income of $1,693,797 and undistributed net investment income of $1,305,339, respectively)	$ 195,272,149	$ 159,615,703

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 16.59	$ 15.27	$ 20.28	$ 20.74
Income from Investment Operations
Net investment income (loss) C	.43	.39	.40	.35	.24
Net realized and unrealized gain (loss)	2.07	2.50	1.32	(5.10)	(.38)
Total from investment operations	2.50	2.89	1.72	(4.75)	(.14)
Distributions from net investment income	(.39)	(.39)	(.40)	(.26)	(.32)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.20	$ 19.09	$ 16.59	$ 15.27	$ 20.28
Total Return A, B	13.40%	17.71%	11.42%	(23.44)%	(.82)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.24%	1.26%	1.26%	1.21%
Expenses net of fee waivers, if any	1.23%	1.24%	1.26%	1.26%	1.21%
Expenses net of all reductions	1.22%	1.20%	1.22%	1.26%	1.21%
Net investment income (loss)	2.24%	2.18%	2.49%	2.37%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,813	$ 78,312	$ 64,890	$ 66,064	$ 105,219
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.09	$ 16.59	$ 15.27	$ 20.26	$ 20.71
Income from Investment Operations
Net investment income (loss) C	.38	.35	.35	.31	.18
Net realized and unrealized gain (loss)	2.07	2.50	1.33	(5.10)	(.39)
Total from investment operations	2.45	2.85	1.68	(4.79)	(.21)
Distributions from net investment income	(.33)	(.35)	(.36)	(.20)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.21	$ 19.09	$ 16.59	$ 15.27	$ 20.26
Total Return A, B	13.13%	17.39%	11.13%	(23.61)%	(1.11)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.49%	1.50%	1.52%	1.52%	1.47%
Expenses net of fee waivers, if any	1.49%	1.50%	1.52%	1.52%	1.47%
Expenses net of all reductions	1.48%	1.46%	1.49%	1.52%	1.47%
Net investment income (loss)	1.98%	1.92%	2.23%	2.11%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,276	$ 35,701	$ 33,651	$ 33,989	$ 54,346
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.86	$ 16.38	$ 15.08	$ 20.01	$ 20.40
Income from Investment Operations
Net investment income (loss) C	.28	.25	.27	.24	.08
Net realized and unrealized gain (loss)	2.05	2.49	1.31	(5.04)	(.39)
Total from investment operations	2.33	2.74	1.58	(4.80)	(.31)
Distributions from net investment income	(.23)	(.26)	(.28)	(.13)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.96	$ 18.86	$ 16.38	$ 15.08	$ 20.01
Total Return A, B	12.54%	16.87%	10.56%	(23.97)%	(1.59)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.98%	1.99%	2.01%	2.01%	1.96%
Expenses net of fee waivers, if any	1.98%	1.99%	2.01%	2.01%	1.96%
Expenses net of all reductions	1.97%	1.95%	1.98%	2.01%	1.95%
Net investment income (loss)	1.49%	1.43%	1.74%	1.62%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,677	$ 7,773	$ 8,794	$ 10,634	$ 20,747
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.75	$ 16.30	$ 15.02	$ 19.93	$ 20.38
Income from Investment Operations
Net investment income (loss) C	.29	.26	.27	.24	.08
Net realized and unrealized gain (loss)	2.03	2.46	1.30	(5.02)	(.39)
Total from investment operations	2.32	2.72	1.57	(4.78)	(.31)
Distributions from net investment income	(.27)	(.27)	(.29)	(.13)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.80	$ 18.75	$ 16.30	$ 15.02	$ 19.93
Total Return A, B	12.56%	16.85%	10.54%	(23.96)%	(1.58)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.95%	1.98%	2.01%	2.01%	1.95%
Expenses net of fee waivers, if any	1.95%	1.98%	2.01%	2.01%	1.95%
Expenses net of all reductions	1.95%	1.94%	1.97%	2.01%	1.95%
Net investment income (loss)	1.51%	1.43%	1.74%	1.62%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,942	$ 26,915	$ 21,415	$ 22,352	$ 37,387
Portfolio turnover rate E	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 19.40	$ 16.85	$ 15.51	$ 20.52	$ 20.95
Income from Investment Operations
Net investment income (loss) B	.50	.45	.44	.39	.31
Net realized and unrealized gain (loss)	2.10	2.54	1.35	(5.17)	(.38)
Total from investment operations	2.60	2.99	1.79	(4.78)	(.07)
Distributions from net investment income	(.44)	(.44)	(.45)	(.23)	(.36)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.56	$ 19.40	$ 16.85	$ 15.51	$ 20.52
Total Return A	13.79%	18.05%	11.66%	(23.24)%	(.49)%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	.98%	1.00%	1.00%	.91%
Expenses net of fee waivers, if any	.92%	.98%	1.00%	1.00%	.91%
Expenses net of all reductions	.91%	.94%	.97%	1.00%	.90%
Net investment income (loss)	2.55%	2.44%	2.75%	2.63%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,564	$ 10,914	$ 6,511	$ 4,373	$ 5,704
Portfolio turnover rate D	195%	201%	216%	247%	77%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,531,709
Gross unrealized depreciation	(1,153,862)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,377,847

Tax Cost	$ 184,143,476

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,693,801
Capital loss carryforward	$ (30,996,726)
Net unrealized appreciation (depreciation)	$ 15,377,847

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (2,914,692)
2018	(28,082,034)
Total capital loss carryforward	$ (30,996,726)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,107,112	$ 2,864,390

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,529,260 and $328,678,428, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 214,732	$ 4,630
Class T	.25%	.25%	181,944	1,028
Class B	.75%	.25%	70,797	53,145
Class C	.75%	.25%	286,724	41,280
			$ 754,197	$ 100,083

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Fidelity Advisor Utilities Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,073
Class T	11,209
Class B*	14,892
Class C*	3,294
$ 113,468

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 258,677.30
Class T	113,959.31
Class B	21,373.30
Class C	79,958.28
Institutional Class	30,155.24
	$ 504,122

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,377 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $477 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,507. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $12,239 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,654,303	$ 1,536,373
Class T	639,462	680,070
Class B	91,242	128,700
Class C	419,210	350,529
Institutional Class	302,895	168,718
Total	$ 3,107,112	$ 2,864,390

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	1,455,060	951,835	$ 28,046,781	$ 17,339,635
Reinvestment of distributions	77,893	78,008	1,433,959	1,339,641
Shares redeemed	(926,992)	(840,008)	(17,830,196)	(15,213,828)
Net increase (decrease)	605,961	189,835	$ 11,650,544	$ 3,465,448
Class T
Shares sold	428,140	251,762	$ 8,180,543	$ 4,579,718
Reinvestment of distributions	32,850	37,445	606,115	644,378
Shares redeemed	(526,129)	(448,193)	(10,126,088)	(8,103,122)
Net increase (decrease)	(65,139)	(158,986)	$ (1,339,430)	$ (2,879,026)
Class B
Shares sold	59,712	39,073	$ 1,111,703	$ 679,580
Reinvestment of distributions	4,324	6,858	79,307	116,904
Shares redeemed	(157,671)	(170,627)	(2,989,895)	(3,021,254)
Net increase (decrease)	(93,635)	(124,696)	$ (1,798,885)	$ (2,224,770)
Class C
Shares sold	518,655	405,545	$ 9,682,101	$ 7,271,889
Reinvestment of distributions	18,237	15,668	332,155	265,763
Shares redeemed	(533,137)	(299,716)	(10,002,257)	(5,335,908)
Net increase (decrease)	3,755	121,497	$ 11,999	$ 2,201,744
Institutional Class
Shares sold	988,603	343,779	$ 19,698,436	$ 6,436,483
Reinvestment of distributions	14,596	7,398	273,126	128,959
Shares redeemed	(611,715)	(175,049)	(11,813,084)	(3,230,206)
Net increase (decrease)	391,484	176,128	$ 8,158,478	$ 3,335,236

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 14, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.685
Fidelity Advisor Communications Equipment Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.811
Fidelity Advisor Electronics Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Energy Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Financial Services Fund
Institutional Class	09/10/12	09/07/12	$0.053	$0.000
Fidelity Advisor Health Care Fund
Institutional Class	09/10/12	09/07/12	$0.000	$1.941
Fidelity Advisor Industrials Fund
Institutional Class	09/10/12	09/07/12	$0.146	$0.000
Fidelity Advisor Technology Fund
Institutional Class	09/10/12	09/07/12	$0.000	$0.000
Fidelity Advisor Utilities Fund
Institutional Class	09/10/12	09/07/12	$0.251	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$10,507,377
Fidelity Advisor Consumer Discretionary Fund	$3,717,975
Fidelity Advisor Health Care Fund	$42,500,381

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2011	December 2011
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	0%	100%
Fidelity Advisor Energy Fund
Institutional Class	0%	100%
Fidelity Advisor Financial Services Fund
Institutional Class	0%	100%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2011	December 2011
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	0%	100%
Fidelity Advisor Energy Fund
Institutional Class	0%	100%
Fidelity Advisor Financial Services Fund
Institutional Class	0%	100%
Fidelity Advisor Industrials Fund
Institutional Class	100%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR believes that no meaningful peer group exists for the funds principally because most other funds in each fund's third-party peer group focus on different industries or sectors than the fund.

For each fund (except Advisor Electronics), the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

For Advisor Electronics, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Fidelity Advisor Biotechnology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Communications Equipment Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Consumer Discretionary Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that there was a portfolio management change for the fund in April 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Electronics Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Energy Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Annual Report

Fidelity Advisor Financial Services Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in the past and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Advisor Health Care Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Industrials Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Advisor Technology Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Advisor Utilities Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will closely monitor the performance of the fund in the coming year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Annual Report

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Electronics Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Annual Report

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

For Advisor Biotechnology, Advisor Financial Services, and Advisor Utilities, the Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Communications Equipment and Advisor Electronics, the Board noted that the total expense ratio of Class A ranked below its competitive median for 2011 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Consumer Discretionary, the Board noted that the total expense ratio of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

For Advisor Energy, Advisor Health Care, Advisor Industrials, and Advisor Technology, the Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank†

New York, NY

Brown Brothers Harriman & Co. ††

Boston, MA

State Street Bank and Trust †††

Quincy, MA

† Custodian for Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund.

†† Custodian for Fidelity Advisor Energy Fund.

††† Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund.

AFOCI-UANNPRO-0912
1.789242.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	6.32%	3.53%	11.07%
Class T (incl. 3.50% sales charge)	8.58%	3.76%	11.04%
Class B (incl. contingent deferred sales charge) B	6.99%	3.65%	11.13%
Class C (incl. contingent deferred sales charge) C	10.92%	3.99%	10.90%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on September 12, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the 12 months ending July 31, 2012, the fund's Class A, Class T, Class B and Class C shares gained 12.81%, 12.52%, 11.99% and 11.92%, respectively (excluding sales charges), compared with 12.88% for the Dow Jones U.S. Select Real Estate Securities IndexSM and the 9.13% rise of the S&P 500® Index. Relative to the Dow Jones real estate index, the fund's top individual contributor was Vornado Realty Trust, a diversified REIT that lagged and in which the fund was underweighted. The fund's stake in health care REIT Ventas did well, while maintaining lower-than-index exposure to Host Hotels & Resorts was helpful, as that stock lost ground early in the period. Other contributors of note included student housing REIT Education Realty Trust and self-storage leader Public Storage. On the negative side, two senior housing companies, Brookdale Senior Living and Emeritus, significantly underperformed and hampered the fund's results. In both cases, I felt these out-of-benchmark stocks were attractively valued compared to many health care REITs, such as HCP, a strong-performing index component that, unfortunately, I underweighted during the period. The biggest individual detractor during the past 12 months was SL Green Realty, an office properties REIT focused on the New York City market. Untimely positioning in Sunstone Hotel Investors, a hotel REIT, also hurt results, as did the fund's average cash position in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 1,099.20	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.41%
Actual		$ 1,000.00	$ 1,098.10	$ 7.36
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class B	1.92%
Actual		$ 1,000.00	$ 1,095.60	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.62
Class C	1.91%
Actual		$ 1,000.00	$ 1,095.20	$ 9.95
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,101.30	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.29	$ 4.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	13.1	11.3
Ventas, Inc.	7.7	7.2
Public Storage	6.6	7.5
Prologis, Inc.	5.3	5.9
Boston Properties, Inc.	5.1	4.5
SL Green Realty Corp.	4.3	4.0
Essex Property Trust, Inc.	4.2	3.8
Camden Property Trust (SBI)	3.8	3.8
Digital Realty Trust, Inc.	3.8	4.6
HCP, Inc.	2.9	2.0
	56.8
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.6	17.2
REITs - Malls	16.5	15.8
REITs - Office Buildings	15.2	14.5
REITs - Industrial Buildings	13.4	14.5
REITs - Health Care Facilities	11.7	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 96.7%		Stocks 96.1%
	Convertible Securities 0.0%		Convertible Securities† 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 3.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.9%
* Foreign investments	0.0%	** Foreign investments	0.7%

† Amount represents less than 0.1%.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.8%
Health Care Facilities - 1.8%
Brookdale Senior Living, Inc. (a)	205,573	$ 3,383,732
Emeritus Corp. (a)	365,665	6,198,022
Sunrise Senior Living, Inc. (a)(d)	296,292	1,979,231
TOTAL HEALTH CARE FACILITIES		11,560,985
REAL ESTATE INVESTMENT TRUSTS - 93.9%
REITs - Apartments - 17.6%
Apartment Investment & Management Co. Class A	234,766	6,439,631
AvalonBay Communities, Inc.	70,382	10,352,488
Camden Property Trust (SBI)	338,484	24,137,294
Education Realty Trust, Inc.	1,239,612	14,528,253
Equity Residential (SBI)	269,212	17,043,812
Essex Property Trust, Inc.	169,422	26,660,246
Home Properties, Inc.	42,470	2,786,457
Post Properties, Inc.	182,390	9,420,444
TOTAL REITS - APARTMENTS		111,368,625
REITs - Health Care Facilities - 11.7%
HCP, Inc.	396,774	18,731,701
Health Care REIT, Inc.	77,335	4,812,557
LTC Properties, Inc.	50,000	1,785,000
Ventas, Inc.	722,969	48,619,665
TOTAL REITS - HEALTH CARE FACILITIES		73,948,923
REITs - Hotels - 4.8%
Chesapeake Lodging Trust	458,598	7,782,408
Host Hotels & Resorts, Inc.	588,134	8,633,807
LaSalle Hotel Properties (SBI)	312,400	8,203,624
Sunstone Hotel Investors, Inc. (a)	588,191	5,887,792
TOTAL REITS - HOTELS		30,507,631
REITs - Industrial Buildings - 13.4%
DCT Industrial Trust, Inc.	789,800	4,944,148
First Potomac Realty Trust	144,000	1,668,960
Prologis, Inc.	1,041,857	33,683,237
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - continued
Public Storage	283,521	$ 42,230,453
Stag Industrial, Inc.	183,600	2,654,856
TOTAL REITS - INDUSTRIAL BUILDINGS		85,181,654
REITs - Malls - 16.5%
CBL & Associates Properties, Inc.	904,954	17,854,742
Simon Property Group, Inc.	519,000	83,294,308
The Macerich Co.	64,646	3,775,973
TOTAL REITS - MALLS		104,925,023
REITs - Management/Investment - 3.9%
Digital Realty Trust, Inc. (d)	308,153	24,057,505
Lexington Corporate Properties Trust	91,600	818,904
TOTAL REITS - MANAGEMENT/INVESTMENT		24,876,409
REITs - Mobile Home Parks - 0.6%
Sun Communities, Inc.	85,300	3,974,127
REITs - Mortgage - 0.3%
Newcastle Investment Corp.	217,600	1,621,120
REITs - Office Buildings - 15.2%
Boston Properties, Inc.	289,249	32,077,714
Douglas Emmett, Inc.	732,000	17,209,320
Highwoods Properties, Inc. (SBI)	437,325	14,812,198
SL Green Realty Corp.	343,365	27,039,994
Sovran Self Storage, Inc.	91,100	5,201,810
TOTAL REITS - OFFICE BUILDINGS		96,341,036
REITs - Shopping Centers - 9.9%
Acadia Realty Trust (SBI)	485,400	11,620,476
Cedar Shopping Centers, Inc.	554,172	2,853,986
DDR Corp.	475,994	7,158,950
Equity One, Inc.	853,963	18,522,457
Excel Trust, Inc.	73,725	902,394
Glimcher Realty Trust	676,866	6,782,197
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Kite Realty Group Trust	490,131	$ 2,465,359
Vornado Realty Trust	146,688	12,248,448
TOTAL REITS - SHOPPING CENTERS		62,554,267
TOTAL REAL ESTATE INVESTMENT TRUSTS		595,298,815
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Real Estate Operating Companies - 0.8%
Forest City Enterprises, Inc. Class A (a)	375,167	5,293,606
Real Estate Services - 0.2%
CBRE Group, Inc. (a)	61,500	958,170
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,251,776
TOTAL COMMON STOCKS (Cost $474,595,337)		613,111,576
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 0.17% (b)	21,733,739	21,733,739
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	12,725,650	12,725,650
TOTAL MONEY MARKET FUNDS (Cost $34,459,389)		34,459,389
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $509,054,726)		647,570,965
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(13,681,878)
NET ASSETS - 100%		$ 633,889,087
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,707
Fidelity Securities Lending Cash Central Fund	178,910
Total	$ 203,617
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $12,329,531) - See accompanying schedule: Unaffiliated issuers (cost $474,595,337)	$ 613,111,576
Fidelity Central Funds (cost $34,459,389)	34,459,389
Total Investments (cost $509,054,726)		$ 647,570,965
Receivable for investments sold		1,754,419
Receivable for fund shares sold		1,095,032
Dividends receivable		123,861
Distributions receivable from Fidelity Central Funds		4,590
Other receivables		5,998
Total assets		650,554,865

Liabilities
Payable for investments purchased	$ 2,481,162
Payable for fund shares redeemed	831,064
Accrued management fee	291,278
Distribution and service plan fees payable	129,277
Other affiliated payables	165,380
Other payables and accrued expenses	41,967
Collateral on securities loaned, at value	12,725,650
Total liabilities		16,665,778

Net Assets		$ 633,889,087
Net Assets consist of:
Paid in capital		$ 508,225,103
Undistributed net investment income		1,437,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,289,525)
Net unrealized appreciation (depreciation) on investments		138,516,239
Net Assets		$ 633,889,087

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($199,303,293 ÷ 10,049,097 shares)	$ 19.83

Maximum offering price per share (100/94.25 of $19.83)	$ 21.04
Class T: Net Asset Value and redemption price per share ($86,986,563 ÷ 4,388,463 shares)	$ 19.82

Maximum offering price per share (100/96.50 of $19.82)	$ 20.54
Class B: Net Asset Value and offering price per share ($9,481,026 ÷ 484,043 shares)A	$ 19.59

Class C: Net Asset Value and offering price per share ($55,064,253 ÷ 2,816,216 shares)A	$ 19.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($283,053,952 ÷ 14,176,053 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 10,948,206
Income from Fidelity Central Funds		203,617
Total income		11,151,823

Expenses
Management fee	$ 2,879,010
Transfer agent fees	1,540,993
Distribution and service plan fees	1,348,584
Accounting and security lending fees	200,051
Custodian fees and expenses	25,829
Independent trustees' compensation	3,321
Registration fees	110,528
Audit	47,308
Legal	1,501
Miscellaneous	4,381
Total expenses before reductions	6,161,506
Expense reductions	(13,260)	6,148,246
Net investment income (loss)		5,003,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,801,786)
Foreign currency transactions	(1,490)
Total net realized gain (loss)		(3,803,276)
Change in net unrealized appreciation (depreciation) on investment securities		70,218,055
Net gain (loss)		66,414,779
Net increase (decrease) in net assets resulting from operations		$ 71,418,356

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,003,577	$ 2,958,826
Net realized gain (loss)	(3,803,276)	54,414,285
Change in net unrealized appreciation (depreciation)	70,218,055	34,015,366
Net increase (decrease) in net assets resulting from operations	71,418,356	91,388,477
Distributions to shareholders from net investment income	(3,900,509)	(3,454,847)
Distributions to shareholders from net realized gain	(12,354,208)	-
Total distributions	(16,254,717)	(3,454,847)
Share transactions - net increase (decrease)	89,359,376	12,993,567
Total increase (decrease) in net assets	144,523,015	100,927,197

Net Assets
Beginning of period	489,366,072	388,438,875
End of period (including undistributed net investment income of $1,437,270 and undistributed net investment income of $48,238, respectively)	$ 633,889,087	$ 489,366,072

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.24	$ 14.88	$ 9.41	$ 16.39	$ 18.67
Income from Investment Operations
Net investment income (loss) C	.17	.12	.19	.27	.30
Net realized and unrealized gain (loss)	2.02	3.37	5.46	(6.86)	(1.24)
Total from investment operations	2.19	3.49	5.65	(6.59)	(.94)
Distributions from net investment income	(.13)	(.13)	(.18)	(.36)	(.26)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.60)	(.13)	(.18)	(.39)	(1.34) G
Net asset value, end of period	$ 19.83	$ 18.24	$ 14.88	$ 9.41	$ 16.39
Total Return A, B	12.81%	23.63%	60.38%	(40.19)%	(5.66)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.19%	1.23%	1.27%	1.22%
Expenses net of fee waivers, if any	1.19%	1.19%	1.23%	1.25%	1.22%
Expenses net of all reductions	1.18%	1.18%	1.22%	1.25%	1.21%
Net investment income (loss)	.98%	.69%	1.45%	2.73%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,303	$ 178,978	$ 117,929	$ 62,422	$ 109,442
Portfolio turnover rate E	48%	63%	60%	98%	86%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.24	$ 14.90	$ 9.42	$ 16.40	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.13	.07	.15	.25	.26
Net realized and unrealized gain (loss)	2.02	3.38	5.47	(6.87)	(1.24)
Total from investment operations	2.15	3.45	5.62	(6.62)	(.98)
Distributions from net investment income	(.10)	(.11)	(.14)	(.33)	(.17)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.57)	(.11)	(.14)	(.36)	(1.26) G
Net asset value, end of period	$ 19.82	$ 18.24	$ 14.90	$ 9.42	$ 16.40
Total Return A, B	12.52%	23.28%	60.02%	(40.33)%	(5.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.49%	1.54%	1.47%
Expenses net of fee waivers, if any	1.43%	1.44%	1.49%	1.50%	1.47%
Expenses net of all reductions	1.43%	1.44%	1.48%	1.50%	1.47%
Net investment income (loss)	.73%	.43%	1.19%	2.48%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,987	$ 76,785	$ 59,529	$ 40,276	$ 81,938
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.26 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.05	$ 14.77	$ 9.35	$ 16.26	$ 18.51
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.09	.20	.17
Net realized and unrealized gain (loss)	2.00	3.35	5.42	(6.81)	(1.23)
Total from investment operations	2.04	3.34	5.51	(6.61)	(1.06)
Distributions from net investment income	(.03)	(.06)	(.09)	(.27)	(.10)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.50)	(.06)	(.09)	(.30)	(1.19) G
Net asset value, end of period	$ 19.59	$ 18.05	$ 14.77	$ 9.35	$ 16.26
Total Return A, B	11.99%	22.69%	59.14%	(40.60)%	(6.37)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.94%	1.98%	2.04%	1.96%
Expenses net of fee waivers, if any	1.93%	1.94%	1.98%	2.00%	1.96%
Expenses net of all reductions	1.93%	1.93%	1.97%	2.00%	1.96%
Net investment income (loss)	.23%	(.07)%	.70%	1.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,481	$ 11,542	$ 12,078	$ 7,933	$ 16,879
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.03	$ 14.76	$ 9.34	$ 16.26	$ 18.51
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.09	.19	.17
Net realized and unrealized gain (loss)	1.98	3.35	5.43	(6.81)	(1.23)
Total from investment operations	2.02	3.34	5.52	(6.62)	(1.06)
Distributions from net investment income	(.03)	(.07)	(.10)	(.27)	(.11)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.50)	(.07)	(.10)	(.30)	(1.19) G
Net asset value, end of period	$ 19.55	$ 18.03	$ 14.76	$ 9.34	$ 16.26
Total Return A, B	11.92%	22.69%	59.28%	(40.64)%	(6.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.94%	1.98%	2.01%	1.96%
Expenses net of fee waivers, if any	1.93%	1.94%	1.98%	2.00%	1.96%
Expenses net of all reductions	1.93%	1.93%	1.97%	2.00%	1.96%
Net investment income (loss)	.23%	(.07)%	.71%	1.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,064	$ 47,406	$ 31,204	$ 13,226	$ 24,984
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.36	$ 14.96	$ 9.46	$ 16.47	$ 18.80
Income from Investment Operations
Net investment income (loss) B	.22	.16	.23	.30	.34
Net realized and unrealized gain (loss)	2.03	3.39	5.47	(6.90)	(1.23)
Total from investment operations	2.25	3.55	5.70	(6.60)	(.89)
Distributions from net investment income	(.17)	(.15)	(.20)	(.38)	(.35)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.64)	(.15)	(.20)	(.41)	(1.44) F
Net asset value, end of period	$ 19.97	$ 18.36	$ 14.96	$ 9.46	$ 16.47
Total Return A	13.12%	23.92%	60.75%	(40.03)%	(5.39)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.93%	.97%	1.01%	.95%
Expenses net of fee waivers, if any	.93%	.93%	.97%	1.00%	.95%
Expenses net of all reductions	.93%	.92%	.96%	1.00%	.95%
Net investment income (loss)	1.23%	.94%	1.71%	2.98%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 283,054	$ 174,655	$ 167,699	$ 55,177	$ 72,780
Portfolio turnover rate D	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.44 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 142,985,212
Gross unrealized depreciation	(10,763,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ 132,221,909

Tax Cost	$ 515,349,056

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,437,270
Capital loss carryforward	$ (7,995,195)
Net unrealized appreciation (depreciation)	$ 132,221,909

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (7,995,195)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,900,509	$ 3,454,847
Long-term Capital Gains	12,354,208	-
Total	$ 16,254,717	$ 3,454,847

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $319,623,933 and $244,922,077, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 417,501	$ 6,984
Class T	.25%	.25%	366,136	342
Class B	.75%	.25%	94,834	71,155
Class C	.75%	.25%	470,113	80,484
			$ 1,348,584	$ 158,965

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56,896
Class T	12,432
Class B*	16,487
Class C*	5,578
$ 91,393

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 501,163.30
Class T	218,194.30
Class B	28,405.30
Class C	140,279.30
Institutional Class	652,952.30
	$ 1,540,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,780 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,419 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $178,910, including $257 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13,251 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,233,446	$ 1,134,674
Class T	395,519	470,285
Class B	17,337	48,095
Class C	91,538	150,722
Institutional Class	2,162,669	1,651,071
Total	$ 3,900,509	$ 3,454,847
From net realized gain
Class A	$ 4,374,052	$ -
Class T	1,941,846	-
Class B	284,191	-
Class C	1,220,926	-
Institutional Class	4,533,193	-
Total	$ 12,354,208	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	4,390,323	4,653,877	$ 77,870,328	$ 78,524,629
Reinvestment of distributions	330,295	65,899	5,307,780	1,031,857
Shares redeemed	(4,481,644)	(2,832,440)	(76,348,944)	(47,536,681)
Net increase (decrease)	238,974	1,887,336	$ 6,829,164	$ 32,019,805
Class T
Shares sold	1,486,467	1,651,686	$ 26,569,039	$ 27,537,800
Reinvestment of distributions	143,406	29,190	2,295,629	457,660
Shares redeemed	(1,450,832)	(1,467,042)	(25,262,634)	(24,575,305)
Net increase (decrease)	179,041	213,834	$ 3,602,034	$ 3,420,155
Class B
Shares sold	71,396	93,823	$ 1,224,427	$ 1,516,799
Reinvestment of distributions	17,389	2,787	272,976	43,338
Shares redeemed	(244,068)	(274,854)	(4,157,648)	(4,557,495)
Net increase (decrease)	(155,283)	(178,244)	$ (2,660,245)	$ (2,997,358)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class C
Shares sold	701,378	1,010,530	$ 12,249,173	$ 16,785,045
Reinvestment of distributions	76,897	8,844	1,206,065	137,459
Shares redeemed	(591,840)	(504,158)	(10,136,308)	(8,281,154)
Net increase (decrease)	186,435	515,216	$ 3,318,930	$ 8,641,350
Institutional Class
Shares sold	7,861,392	4,421,526	$ 135,053,241	$ 73,745,390
Reinvestment of distributions	250,120	72,024	4,059,507	1,131,385
Shares redeemed	(3,446,764)	(6,191,578)	(60,843,255)	(102,967,160)
Net increase (decrease)	4,664,748	(1,698,028)	$ 78,269,493	$ (28,090,385)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment:2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment:2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked equal to its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

ARE-UANN-0912
1.789707.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2012 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2012	Past 1 year	Past 5 years	Life of fund A
Institutional Class	13.12%	5.04%	12.06%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

31,000
27,500
25,000
20,000
17,500
15,000
12,500
10,000
$8,700
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Period Ending Values
$30,824 Fidelity Advisor® Real Estate Fund – Inst CL
$18,954 S&P 500® Index

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. equity benchmarks posted solid gains for the year ending July 31, 2012, amid an uncertain investment environment. The broad-based S&P 500® Index returned 9.13%, while the blue-chip-laden Dow Jones Industrial AverageSM and technology-heavy Nasdaq Composite® Index gained 10.12% and 7.83%, respectively. Volatility spiked during the period's first half, as equities plummeted late last summer on Europe's debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, a seemingly improved U.S. economy rejuvenated stocks, paving the way for major equity benchmarks to post their best first-quarter performance since 1998. However, more eurozone trouble, signs that the U.S. economy had turned sluggish and a slowdown in China caused stocks to slip in May, before a new wave of optimism took hold in June and July. Within the S&P 500®, more-defensive sectors such as telecommunication services (+30%) and consumer staples (+20%) fared best, while materials and energy significantly underperformed, returning -5%. Small- and mid-cap stocks trailed their less-volatile large-cap counterparts, with the Russell 2000® Index adding 0.19% and the Russell Midcap® Index rising 2.28%. Given turmoil and local currency weakness in Europe, foreign developed-markets stocks lost ground, with the MSCI® EAFE® Index returning -11.32%.

Comments from Samuel Wald, Portfolio Manager of Fidelity Advisor® Real Estate Fund: For the 12 months ending July 31, 2012, the fund's Institutional Class shares gained 13.12%, compared with 12.88% for the Dow Jones U.S. Select Real Estate Securities IndexSM and the 9.13% rise of the S&P 500® Index. Relative to the Dow Jones real estate index, the fund's top individual contributor was Vornado Realty Trust, a diversified REIT that lagged and in which the fund was underweighted. The fund's stake in health care REIT Ventas did well, while maintaining lower-than-index exposure to Host Hotels & Resorts was helpful, as that stock lost ground early in the period. Other contributors of note included student housing REIT Education Realty Trust and self-storage leader Public Storage. On the negative side, two senior housing companies, Brookdale Senior Living and Emeritus, significantly underperformed and hampered the fund's results. In both cases, I felt these out-of-benchmark stocks were attractively valued compared to many health care REITs, such as HCP, a strong-performing index component that, unfortunately, I underweighted during the period. The biggest individual detractor during the past 12 months was SL Green Realty, an office properties REIT focused on the New York City market. Untimely positioning in Sunstone Hotel Investors, a hotel REIT, also hurt results, as did the fund's average cash position in a rising market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2012 to July 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During Period* February 1, 2012 to July 31, 2012
Class A	1.17%
Actual		$ 1,000.00	$ 1,099.20	$ 6.11
HypotheticalA		$ 1,000.00	$ 1,019.05	$ 5.87
Class T	1.41%
Actual		$ 1,000.00	$ 1,098.10	$ 7.36
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.07
Class B	1.92%
Actual		$ 1,000.00	$ 1,095.60	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.62
Class C	1.91%
Actual		$ 1,000.00	$ 1,095.20	$ 9.95
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.57
Institutional Class	.92%
Actual		$ 1,000.00	$ 1,101.30	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.29	$ 4.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	13.1	11.3
Ventas, Inc.	7.7	7.2
Public Storage	6.6	7.5
Prologis, Inc.	5.3	5.9
Boston Properties, Inc.	5.1	4.5
SL Green Realty Corp.	4.3	4.0
Essex Property Trust, Inc.	4.2	3.8
Camden Property Trust (SBI)	3.8	3.8
Digital Realty Trust, Inc.	3.8	4.6
HCP, Inc.	2.9	2.0
	56.8
Top Five REIT Sectors as of July 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.6	17.2
REITs - Malls	16.5	15.8
REITs - Office Buildings	15.2	14.5
REITs - Industrial Buildings	13.4	14.5
REITs - Health Care Facilities	11.7	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2012 *		As of January 31, 2012 **
	Stocks 96.7%		Stocks 96.1%
	Convertible Securities 0.0%		Convertible Securities† 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 3.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.9%
* Foreign investments	0.0%	** Foreign investments	0.7%

† Amount represents less than 0.1%.

Annual Report

Investments July 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.8%
Health Care Facilities - 1.8%
Brookdale Senior Living, Inc. (a)	205,573	$ 3,383,732
Emeritus Corp. (a)	365,665	6,198,022
Sunrise Senior Living, Inc. (a)(d)	296,292	1,979,231
TOTAL HEALTH CARE FACILITIES		11,560,985
REAL ESTATE INVESTMENT TRUSTS - 93.9%
REITs - Apartments - 17.6%
Apartment Investment & Management Co. Class A	234,766	6,439,631
AvalonBay Communities, Inc.	70,382	10,352,488
Camden Property Trust (SBI)	338,484	24,137,294
Education Realty Trust, Inc.	1,239,612	14,528,253
Equity Residential (SBI)	269,212	17,043,812
Essex Property Trust, Inc.	169,422	26,660,246
Home Properties, Inc.	42,470	2,786,457
Post Properties, Inc.	182,390	9,420,444
TOTAL REITS - APARTMENTS		111,368,625
REITs - Health Care Facilities - 11.7%
HCP, Inc.	396,774	18,731,701
Health Care REIT, Inc.	77,335	4,812,557
LTC Properties, Inc.	50,000	1,785,000
Ventas, Inc.	722,969	48,619,665
TOTAL REITS - HEALTH CARE FACILITIES		73,948,923
REITs - Hotels - 4.8%
Chesapeake Lodging Trust	458,598	7,782,408
Host Hotels & Resorts, Inc.	588,134	8,633,807
LaSalle Hotel Properties (SBI)	312,400	8,203,624
Sunstone Hotel Investors, Inc. (a)	588,191	5,887,792
TOTAL REITS - HOTELS		30,507,631
REITs - Industrial Buildings - 13.4%
DCT Industrial Trust, Inc.	789,800	4,944,148
First Potomac Realty Trust	144,000	1,668,960
Prologis, Inc.	1,041,857	33,683,237
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Industrial Buildings - continued
Public Storage	283,521	$ 42,230,453
Stag Industrial, Inc.	183,600	2,654,856
TOTAL REITS - INDUSTRIAL BUILDINGS		85,181,654
REITs - Malls - 16.5%
CBL & Associates Properties, Inc.	904,954	17,854,742
Simon Property Group, Inc.	519,000	83,294,308
The Macerich Co.	64,646	3,775,973
TOTAL REITS - MALLS		104,925,023
REITs - Management/Investment - 3.9%
Digital Realty Trust, Inc. (d)	308,153	24,057,505
Lexington Corporate Properties Trust	91,600	818,904
TOTAL REITS - MANAGEMENT/INVESTMENT		24,876,409
REITs - Mobile Home Parks - 0.6%
Sun Communities, Inc.	85,300	3,974,127
REITs - Mortgage - 0.3%
Newcastle Investment Corp.	217,600	1,621,120
REITs - Office Buildings - 15.2%
Boston Properties, Inc.	289,249	32,077,714
Douglas Emmett, Inc.	732,000	17,209,320
Highwoods Properties, Inc. (SBI)	437,325	14,812,198
SL Green Realty Corp.	343,365	27,039,994
Sovran Self Storage, Inc.	91,100	5,201,810
TOTAL REITS - OFFICE BUILDINGS		96,341,036
REITs - Shopping Centers - 9.9%
Acadia Realty Trust (SBI)	485,400	11,620,476
Cedar Shopping Centers, Inc.	554,172	2,853,986
DDR Corp.	475,994	7,158,950
Equity One, Inc.	853,963	18,522,457
Excel Trust, Inc.	73,725	902,394
Glimcher Realty Trust	676,866	6,782,197
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Kite Realty Group Trust	490,131	$ 2,465,359
Vornado Realty Trust	146,688	12,248,448
TOTAL REITS - SHOPPING CENTERS		62,554,267
TOTAL REAL ESTATE INVESTMENT TRUSTS		595,298,815
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Real Estate Operating Companies - 0.8%
Forest City Enterprises, Inc. Class A (a)	375,167	5,293,606
Real Estate Services - 0.2%
CBRE Group, Inc. (a)	61,500	958,170
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		6,251,776
TOTAL COMMON STOCKS (Cost $474,595,337)		613,111,576
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 0.17% (b)	21,733,739	21,733,739
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	12,725,650	12,725,650
TOTAL MONEY MARKET FUNDS (Cost $34,459,389)		34,459,389
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $509,054,726)		647,570,965
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(13,681,878)
NET ASSETS - 100%		$ 633,889,087
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,707
Fidelity Securities Lending Cash Central Fund	178,910
Total	$ 203,617
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2012

Assets
Investment in securities, at value (including securities loaned of $12,329,531) - See accompanying schedule: Unaffiliated issuers (cost $474,595,337)	$ 613,111,576
Fidelity Central Funds (cost $34,459,389)	34,459,389
Total Investments (cost $509,054,726)		$ 647,570,965
Receivable for investments sold		1,754,419
Receivable for fund shares sold		1,095,032
Dividends receivable		123,861
Distributions receivable from Fidelity Central Funds		4,590
Other receivables		5,998
Total assets		650,554,865

Liabilities
Payable for investments purchased	$ 2,481,162
Payable for fund shares redeemed	831,064
Accrued management fee	291,278
Distribution and service plan fees payable	129,277
Other affiliated payables	165,380
Other payables and accrued expenses	41,967
Collateral on securities loaned, at value	12,725,650
Total liabilities		16,665,778

Net Assets		$ 633,889,087
Net Assets consist of:
Paid in capital		$ 508,225,103
Undistributed net investment income		1,437,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,289,525)
Net unrealized appreciation (depreciation) on investments		138,516,239
Net Assets		$ 633,889,087

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($199,303,293 ÷ 10,049,097 shares)	$ 19.83

Maximum offering price per share (100/94.25 of $19.83)	$ 21.04
Class T: Net Asset Value and redemption price per share ($86,986,563 ÷ 4,388,463 shares)	$ 19.82

Maximum offering price per share (100/96.50 of $19.82)	$ 20.54
Class B: Net Asset Value and offering price per share ($9,481,026 ÷ 484,043 shares)A	$ 19.59

Class C: Net Asset Value and offering price per share ($55,064,253 ÷ 2,816,216 shares)A	$ 19.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($283,053,952 ÷ 14,176,053 shares)	$ 19.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2012

Investment Income
Dividends		$ 10,948,206
Income from Fidelity Central Funds		203,617
Total income		11,151,823

Expenses
Management fee	$ 2,879,010
Transfer agent fees	1,540,993
Distribution and service plan fees	1,348,584
Accounting and security lending fees	200,051
Custodian fees and expenses	25,829
Independent trustees' compensation	3,321
Registration fees	110,528
Audit	47,308
Legal	1,501
Miscellaneous	4,381
Total expenses before reductions	6,161,506
Expense reductions	(13,260)	6,148,246
Net investment income (loss)		5,003,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,801,786)
Foreign currency transactions	(1,490)
Total net realized gain (loss)		(3,803,276)
Change in net unrealized appreciation (depreciation) on investment securities		70,218,055
Net gain (loss)		66,414,779
Net increase (decrease) in net assets resulting from operations		$ 71,418,356

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2012	Year ended July 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,003,577	$ 2,958,826
Net realized gain (loss)	(3,803,276)	54,414,285
Change in net unrealized appreciation (depreciation)	70,218,055	34,015,366
Net increase (decrease) in net assets resulting from operations	71,418,356	91,388,477
Distributions to shareholders from net investment income	(3,900,509)	(3,454,847)
Distributions to shareholders from net realized gain	(12,354,208)	-
Total distributions	(16,254,717)	(3,454,847)
Share transactions - net increase (decrease)	89,359,376	12,993,567
Total increase (decrease) in net assets	144,523,015	100,927,197

Net Assets
Beginning of period	489,366,072	388,438,875
End of period (including undistributed net investment income of $1,437,270 and undistributed net investment income of $48,238, respectively)	$ 633,889,087	$ 489,366,072

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.24	$ 14.88	$ 9.41	$ 16.39	$ 18.67
Income from Investment Operations
Net investment income (loss) C	.17	.12	.19	.27	.30
Net realized and unrealized gain (loss)	2.02	3.37	5.46	(6.86)	(1.24)
Total from investment operations	2.19	3.49	5.65	(6.59)	(.94)
Distributions from net investment income	(.13)	(.13)	(.18)	(.36)	(.26)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.60)	(.13)	(.18)	(.39)	(1.34) G
Net asset value, end of period	$ 19.83	$ 18.24	$ 14.88	$ 9.41	$ 16.39
Total Return A, B	12.81%	23.63%	60.38%	(40.19)%	(5.66)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.19%	1.19%	1.23%	1.27%	1.22%
Expenses net of fee waivers, if any	1.19%	1.19%	1.23%	1.25%	1.22%
Expenses net of all reductions	1.18%	1.18%	1.22%	1.25%	1.21%
Net investment income (loss)	.98%	.69%	1.45%	2.73%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,303	$ 178,978	$ 117,929	$ 62,422	$ 109,442
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.24	$ 14.90	$ 9.42	$ 16.40	$ 18.64
Income from Investment Operations
Net investment income (loss) C	.13	.07	.15	.25	.26
Net realized and unrealized gain (loss)	2.02	3.38	5.47	(6.87)	(1.24)
Total from investment operations	2.15	3.45	5.62	(6.62)	(.98)
Distributions from net investment income	(.10)	(.11)	(.14)	(.33)	(.17)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.57)	(.11)	(.14)	(.36)	(1.26) G
Net asset value, end of period	$ 19.82	$ 18.24	$ 14.90	$ 9.42	$ 16.40
Total Return A, B	12.52%	23.28%	60.02%	(40.33)%	(5.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.44%	1.49%	1.54%	1.47%
Expenses net of fee waivers, if any	1.43%	1.44%	1.49%	1.50%	1.47%
Expenses net of all reductions	1.43%	1.44%	1.48%	1.50%	1.47%
Net investment income (loss)	.73%	.43%	1.19%	2.48%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,987	$ 76,785	$ 59,529	$ 40,276	$ 81,938
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.26 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.05	$ 14.77	$ 9.35	$ 16.26	$ 18.51
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.09	.20	.17
Net realized and unrealized gain (loss)	2.00	3.35	5.42	(6.81)	(1.23)
Total from investment operations	2.04	3.34	5.51	(6.61)	(1.06)
Distributions from net investment income	(.03)	(.06)	(.09)	(.27)	(.10)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.50)	(.06)	(.09)	(.30)	(1.19) G
Net asset value, end of period	$ 19.59	$ 18.05	$ 14.77	$ 9.35	$ 16.26
Total Return A, B	11.99%	22.69%	59.14%	(40.60)%	(6.37)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.94%	1.98%	2.04%	1.96%
Expenses net of fee waivers, if any	1.93%	1.94%	1.98%	2.00%	1.96%
Expenses net of all reductions	1.93%	1.93%	1.97%	2.00%	1.96%
Net investment income (loss)	.23%	(.07)%	.70%	1.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,481	$ 11,542	$ 12,078	$ 7,933	$ 16,879
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.03	$ 14.76	$ 9.34	$ 16.26	$ 18.51
Income from Investment Operations
Net investment income (loss) C	.04	(.01)	.09	.19	.17
Net realized and unrealized gain (loss)	1.98	3.35	5.43	(6.81)	(1.23)
Total from investment operations	2.02	3.34	5.52	(6.62)	(1.06)
Distributions from net investment income	(.03)	(.07)	(.10)	(.27)	(.11)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.50)	(.07)	(.10)	(.30)	(1.19) G
Net asset value, end of period	$ 19.55	$ 18.03	$ 14.76	$ 9.34	$ 16.26
Total Return A, B	11.92%	22.69%	59.28%	(40.64)%	(6.35)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.94%	1.98%	2.01%	1.96%
Expenses net of fee waivers, if any	1.93%	1.94%	1.98%	2.00%	1.96%
Expenses net of all reductions	1.93%	1.93%	1.97%	2.00%	1.96%
Net investment income (loss)	.23%	(.07)%	.71%	1.98%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,064	$ 47,406	$ 31,204	$ 13,226	$ 24,984
Portfolio turnover rate E	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.19 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.36	$ 14.96	$ 9.46	$ 16.47	$ 18.80
Income from Investment Operations
Net investment income (loss) B	.22	.16	.23	.30	.34
Net realized and unrealized gain (loss)	2.03	3.39	5.47	(6.90)	(1.23)
Total from investment operations	2.25	3.55	5.70	(6.60)	(.89)
Distributions from net investment income	(.17)	(.15)	(.20)	(.38)	(.35)
Distributions from net realized gain	(.47)	-	-	(.03)	(1.09)
Total distributions	(.64)	(.15)	(.20)	(.41)	(1.44) F
Net asset value, end of period	$ 19.97	$ 18.36	$ 14.96	$ 9.46	$ 16.47
Total Return A	13.12%	23.92%	60.75%	(40.03)%	(5.39)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.93%	.97%	1.01%	.95%
Expenses net of fee waivers, if any	.93%	.93%	.97%	1.00%	.95%
Expenses net of all reductions	.93%	.92%	.96%	1.00%	.95%
Net investment income (loss)	1.23%	.94%	1.71%	2.98%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 283,054	$ 174,655	$ 167,699	$ 55,177	$ 72,780
Portfolio turnover rate D	48%	63%	60%	98%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $1.44 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2012

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendor or broker to value its investments. When current market prices, quotations or rates are not readily available or reliable, securities will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by security type and may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency Translation. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of July 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 142,985,212
Gross unrealized depreciation	(10,763,303)
Net unrealized appreciation (depreciation) on securities and other investments	$ 132,221,909

Tax Cost	$ 515,349,056

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,437,270
Capital loss carryforward	$ (7,995,195)
Net unrealized appreciation (depreciation)	$ 132,221,909

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (7,995,195)

The tax character of distributions paid was as follows:

	July 31, 2012	July 31, 2011
Ordinary Income	$ 3,900,509	$ 3,454,847
Long-term Capital Gains	12,354,208	-
Total	$ 16,254,717	$ 3,454,847

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $319,623,933 and $244,922,077, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 417,501	$ 6,984
Class T	.25%	.25%	366,136	342
Class B	.75%	.25%	94,834	71,155
Class C	.75%	.25%	470,113	80,484
			$ 1,348,584	$ 158,965

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56,896
Class T	12,432
Class B*	16,487
Class C*	5,578
$ 91,393

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 501,163.30
Class T	218,194.30
Class B	28,405.30
Class C	140,279.30
Institutional Class	652,952.30
	$ 1,540,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,780 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,419 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $178,910, including $257 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $13,251 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2012	2011
From net investment income
Class A	$ 1,233,446	$ 1,134,674
Class T	395,519	470,285
Class B	17,337	48,095
Class C	91,538	150,722
Institutional Class	2,162,669	1,651,071
Total	$ 3,900,509	$ 3,454,847
From net realized gain
Class A	$ 4,374,052	$ -
Class T	1,941,846	-
Class B	284,191	-
Class C	1,220,926	-
Institutional Class	4,533,193	-
Total	$ 12,354,208	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class A
Shares sold	4,390,323	4,653,877	$ 77,870,328	$ 78,524,629
Reinvestment of distributions	330,295	65,899	5,307,780	1,031,857
Shares redeemed	(4,481,644)	(2,832,440)	(76,348,944)	(47,536,681)
Net increase (decrease)	238,974	1,887,336	$ 6,829,164	$ 32,019,805
Class T
Shares sold	1,486,467	1,651,686	$ 26,569,039	$ 27,537,800
Reinvestment of distributions	143,406	29,190	2,295,629	457,660
Shares redeemed	(1,450,832)	(1,467,042)	(25,262,634)	(24,575,305)
Net increase (decrease)	179,041	213,834	$ 3,602,034	$ 3,420,155
Class B
Shares sold	71,396	93,823	$ 1,224,427	$ 1,516,799
Reinvestment of distributions	17,389	2,787	272,976	43,338
Shares redeemed	(244,068)	(274,854)	(4,157,648)	(4,557,495)
Net increase (decrease)	(155,283)	(178,244)	$ (2,660,245)	$ (2,997,358)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2012	2011	2012	2011
Class C
Shares sold	701,378	1,010,530	$ 12,249,173	$ 16,785,045
Reinvestment of distributions	76,897	8,844	1,206,065	137,459
Shares redeemed	(591,840)	(504,158)	(10,136,308)	(8,281,154)
Net increase (decrease)	186,435	515,216	$ 3,318,930	$ 8,641,350
Institutional Class
Shares sold	7,861,392	4,421,526	$ 135,053,241	$ 73,745,390
Reinvestment of distributions	250,120	72,024	4,059,507	1,131,385
Shares redeemed	(3,446,764)	(6,191,578)	(60,843,255)	(102,967,160)
Net increase (decrease)	4,664,748	(1,698,028)	$ 78,269,493	$ (28,090,385)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 228 funds advised by FMR or an affiliate. Mr. Curvey oversees 435 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment:2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment:2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (82)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (69)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1990-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (64)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group focus on different industries or sectors than the fund. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Real Estate Fund

The Board noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2011 and the total expense ratio of Class T ranked equal to its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AREI-UANN-0912
1.789708.109

Item 2. Code of Ethics

As of the end of the period, July 31, 2012, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$33,000	$-	$4,600	$400
Fidelity Advisor Communications Equipment Fund	$35,000	$-	$4,600	$400
Fidelity Advisor Consumer Discretionary Fund	$33,000	$-	$5,700	$400
Fidelity Advisor Electronics Fund	$33,000	$-	$4,600	$400
Fidelity Advisor Energy Fund	$34,000	$-	$6,700	$500
Fidelity Advisor Financial Services Fund	$35,000	$-	$6,700	$400
Fidelity Advisor Health Care Fund	$34,000	$-	$5,700	$400
Fidelity Advisor Industrials Fund	$33,000	$-	$5,700	$400
Fidelity Advisor Real Estate Fund	$36,000	$-	$5,700	$400
Fidelity Advisor Technology Fund	$35,000	$-	$5,700	$500
Fidelity Advisor Utilities Fund	$33,000	$-	$5,700	$400

July 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$34,000	$-	$4,600	$200
Fidelity Advisor Communications Equipment Fund	$35,000	$-	$4,600	$200
Fidelity Advisor Consumer Discretionary Fund	$33,000	$-	$5,700	$200
Fidelity Advisor Electronics Fund	$33,000	$-	$4,600	$200
Fidelity Advisor Energy Fund	$34,000	$-	$6,700	$200
Fidelity Advisor Financial Services Fund	$35,000	$-	$8,700	$200
Fidelity Advisor Health Care Fund	$34,000	$-	$5,700	$200
Fidelity Advisor Industrials Fund	$34,000	$-	$5,700	$200
Fidelity Advisor Real Estate Fund	$36,000	$-	$5,700	$200
Fidelity Advisor Technology Fund	$35,000	$-	$5,700	$200
Fidelity Advisor Utilities Fund	$33,000	$-	$5,700	$200

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2012A	July 31, 2011A
Audit-Related Fees	$615,000	$645,000
Tax Fees	$-	$-
All Other Fees	$1,115,000	$730,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2012 A	July 31, 2011 A
Deloitte Entities	$1,885,000	$1,535,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 27, 2012